UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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LEET TECHNOLOGY INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Copies to: Benjamin Tan, Esq. Sichenzia Ross Ference, LLP 1185 Avenue of the Americas, Fl 31st New York, NY 10036 Tel: (212)-930-9700

LEET TECHNOLOGY INC.

805, 8th Floor, Menara Mutiara Majestic,

Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia

Dear Stockholder:

Our board of directors has unanimously approved and is submitting to our stockholders for approval at the special meeting of stockholders to be held on December 15, 2022, a proposal that would result in a corporate reorganization of Leet Technology Inc., a Delaware corporation (“Leet”), after which you would hold shares in a British Virgin Islands (BVI) company rather than a Delaware corporation. If the proposal is approved by our stockholders, we would merge (the “Redomicile Transaction”) Leet into LEET Inc., currently a wholly-owned subsidiary of Leet incorporated under the laws of the BVI (“Leet BVI”), with Leet BVI being the surviving company.

The board of directors believes that the Redomicile Transaction will improve our operational and financial flexibility and provide for a more efficient corporate structure to achieve our strategic and financial goals.

Immediately after the Redomicile Transaction, the number of ordinary shares and preferred shares you will own in Leet BVI (“Ordinary Shares” and “Preferred Shares,” respectively) will be the same as the number of shares you held in Leet immediately prior to the Redomicile Transaction, and your relative economic interest will remain unchanged. After the Redomicile Transaction, Leet BVI will continue to conduct the same business as Leet conducted prior to the Redomicile Transaction.

We expect the Ordinary Shares to be listed on the OTCQB under the symbol “LTES,” the same symbol under which your shares in Leet are currently listed and traded. Currently, there is no established public trading market for the Ordinary Shares of Leet BVI.

After the Redomicile Transaction, as we describe in this proxy statement/prospectus, your rights under BVI corporate law as a holder of Ordinary Shares of Leet BVI will differ from your current rights under Delaware corporate law as a holder of shares of Leet common stock. In addition, Leet BVI’s M&A differ in some material respects from Leet’s certificate of incorporation and bylaws, as further described in this proxy statement/prospectus.

Upon completion of the Redomicile Transaction, we will remain subject to the U.S. Securities and Exchange Commission’s reporting requirements, the mandates of the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act and the applicable corporate governance rules of the OTC Markets, and we will continue to report our consolidated financial results in U.S. dollars and under U.S. generally accepted accounting principles. After the Redomicile Transaction, we must also comply with any additional reporting and governance requirements of applicable BVI law.

Under U.S. federal income tax law, U.S. holders of shares of Leet common stock generally will not recognize gain or loss on the exchange of such common stock for Ordinary Shares of Leet BVI See the discussion under “MATERIAL TAX CONSIDERATIONS -- Material U.S. Federal Income Tax Consequences.” WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR TAX CONSEQUENCES. BECAUSE OF THE COMPLEXITY OF THE TAX LAWS, AND BECAUSE THE TAX CONSEQUENCES TO ANY PARTICULAR STOCKHOLDER MAY BE AFFECTED BY MATTERS NOT DISCUSSED ABOVE, EACH STOCKHOLDER IS URGED TO CONSULT A TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THE REDOMICILE TRANSACTION TO HIM, HER, OR IT, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL AND NON-U.S. TAX LAWS, AS WELL AS U.S. FEDERAL TAX LAWS.

The Redomicile Transaction cannot be completed without satisfying certain conditions, the most important of which is the adoption of an agreement and plan of merger pursuant to which the Redomicile Transaction will be effected by the affirmative vote of a majority of the outstanding shares of common stock of Leet entitled to vote on the matter.

We currently anticipate that the Redomicile Transaction will become effective in the fourth quarter of 2022, although we may abandon the Redomicile Transaction at any time prior to its completion, including after obtaining stockholder approval.

This proxy statement/prospectus provides you with detailed information regarding the Redomicile Transaction. We encourage you to read this entire proxy statement/prospectus carefully. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS WE DESCRIBE STARTING ON PAGE 19.

Stockholders of record of Leet as of the close of business, U.S. Eastern time, on November 14, 2022 have the right to attend the special meeting and vote their shares or may grant a proxy to vote on the proposals included in this proxy statement/prospectus.

The date and time of the special meeting is December 15, 2022, at 9:00 a.m., local time, and the place of the special meeting is 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia.

Whether or not you plan to attend the special meeting, please sign, date and return the proxy card in the accompanying envelope. Your vote is important no matter how many shares you own.

Your board of directors has unanimously approved the Merger Agreement pursuant to which the Redomicile Transaction will be effected and recommends that you vote “FOR” the adoption of the Merger Agreement. We urge you to join us in supporting this important initiatives.

Sincerely,

/s/ Ding Jung Long

Ding Jung Long

Chief Executive Officer

None of the U.S. Securities and Exchange Commission nor any U.S. state securities commission has approved or disapproved of the securities to be issued in the Redomicile Transaction or determined if this proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Leet’s Annual Report on Form 10-K for the year ended December 31, 2021, is included in this proxy statement/prospectus as Annex C, along with the quarterly report on Form 10-Q for the six months ended June 30, 2022, as Annex D. The date of this proxy statement/prospectus is November 28, 2022, and it will be first mailed to stockholders on or about November 28, 2022.

LEET TECHNOLOGY INC.

805, 8th Floor, Menara Mutiara Majestic,

Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On December 15, 2022

To the Stockholders of Leet Technology Inc.:

NOTICE IS HEREBY GIVEN THAT a special meeting of stockholders (the “Special Meeting”) of Leet Technology Inc., a Delaware corporation (“Leet”), will be held on December 15, 2022, at 9:00 a.m., local time, at 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia, for the following purpose:

1.	To adopt the Agreement and Plan of Merger (the “Merger Agreement”), a copy of which is attached to this proxy statement/prospectus as Annex A, by and between Leet and Leet BVI, a wholly-owned subsidiary of Leet incorporated under the laws of the BVI (“Leet BVI”), pursuant to which Leet will be merged (the “Redomicile Transaction”) into Leet BVI, with Leet BVI surviving the merger, and whereby each issued and outstanding share of Leet common stock/ preferred stock will be effectively transferred to Leet BVI and converted into one new ordinary share (“Ordinary Share”) or preferred share (“Preferred Share”) of Leet BVI, as the case may be.

The proposal is more fully described in the proxy statement/prospectus accompanying this notice. Please give your attention to all of the information in the accompanying proxy statement/prospectus.

A list of stockholders of Leet will be maintained and open for examination by any of its stockholders from 10 days prior to the Special Meeting, for any purpose germane to the Special Meeting, during regular business hours at our principal executive offices at 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia, and will be available at the Special Meeting. Only stockholders of record at the close of business on November 14, 2022, are entitled to notice of and to vote at the Special Meeting or at any adjournment(s) or postponement(s) thereof that may take place.

As owners of Leet, your vote is important. Whether or not you are able to attend the Special Meeting in person, it is important that your shares be represented. Please vote as soon as possible. Voting promptly, regardless of the number of shares of stock you hold, will aid us in reducing the expense of an extended proxy solicitation. Voting your stock by returning your proxy card or voting instruction card or voting through the Internet or by telephone does not affect your right to vote in person if you attend the Special Meeting. For specific information regarding the voting of your shares, please refer to the section entitled “General Information About the Redomicile Transaction and the Special Meeting,” beginning on page 2 of the accompanying proxy statement/prospectus.

By Order of the Board of Directors

/s/ Ding Jung Long

Ding Jung Long

Chief Executive Officer

Selangor, Malaysia November 28, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON DECEMBER 15, 2022: A COPY OF THIS PROXY STATEMENT, PROXY VOTING CARD AND THE LEET ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2021, ARE AVAILABLE AT WWW.SEC.GOV

You should rely only on the information contained in this proxy statement/prospectus. We have not authorized anyone else to provide you with different information. This proxy statement/prospectus incorporates important business and financial information about the Company that is not included in or delivered with the document. This information is available free of charge to security holders upon written or oral request. To make such a request, please contact Richa Gulhar at 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia. To obtain timely delivery, security holders must request the information no later than five business days before December 15, 2022.

The information contained in this proxy statement/prospectus is accurate only as of the date hereof (unless the information specifically indicates that another date applies), regardless of the time of delivery of this proxy statement/prospectus. Our business, financial condition, results of operations and prospects may have changed since such dates. You should not rely upon any information that differs from or is in addition to the information contained in this proxy statement/prospectus.

Neither Leet nor Leet BVI is making an offer to sell securities or soliciting an offer to buy securities in any country, state, province, or territory where the offer or solicitation is not permitted.

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LEET TECHNOLOGY INC.

805, 8th Floor, Menara Mutiara Majestic,

Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia

This proxy statement/prospectus is being furnished to stockholders of Leet Technology Inc., a Delaware corporation (“Leet”), in connection with the solicitation by its board of directors of proxies for use at the special meeting of stockholders (the “Special Meeting”) to be held on December 15, 2022, at 9:00 a.m., local time, at 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia, at which stockholders will have the opportunity to vote on the proposals to adopt the Agreement and Plan of Merger (the “Merger Agreement”) described in this proxy statement/prospectus (the “Redomicile Proposal”).The approximate date of first mailing of this proxy statement/prospectus and the accompanying proxy is November 28, 2022.

PROPOSED REDOMICILE TRANSACTION

We are seeking your approval of the Redomicile Proposal that would result in a corporate reorganization of Leet after which you would hold shares in a BVI limited company rather than a Delaware corporation. If the proposal is approved at the Special Meeting, we would merge (the “Redomicile Transaction”) Leet into LEET Inc., currently a wholly-owned subsidiary of Leet incorporated under the laws of the BVI (“Leet BVI”), with Leet BVI being the surviving company, thereby effectively changing our place of incorporation from Delaware to the BVI. The Redomicile Transaction will also result in the issuance to you of ordinary shares or preferred shares in Leet BVI (“Ordinary Shares” or “Preferred Shares”) as merger consideration in exchange for your shares of Leet common stock/ preferred stock on a one-for-one basis.

In this proxy statement/prospectus, we refer to the merger as the “Redomicile Transaction.”

If the Redomicile Proposal is approved by the requisite vote of our stockholders at the Special Meeting and the other conditions to closing are satisfied:

•	Leet BVI will merge into Leet, with Leet BVI surviving the merger;

•	as consideration in the Redomicile Transaction, each share of Leet common stock/ preferred stock you hold immediately prior to the effective time of the Redomicile Transaction will be effectively transferred to Leet BVI and converted into one Ordinary Share or Preferred Share of Leet BVI, as the case may be.; and

•	as a result, you will become a shareholder of Leet BVI, and your rights will be governed by Leet BVI’s amended and restated memorandum and articles of association ("Leet BVI's M&A"), the form of which is attached to this proxy statement/prospectus as Annex B, and applicable BVI law.

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We currently anticipate that the Redomicile Transaction will become effective in the fourth quarter of 2022, although we may abandon the Redomicile Transaction at any time prior to its completion, including after obtaining stockholder approval.

As a result of the Redomicile Transaction, Leet BVI will have outstanding the same number of shares as Leet did immediately before consummation of the Redomicile Transaction. As a result, your ownership interest will not be diluted by the Redomicile Transaction.

In this proxy statement/prospectus, we sometimes refer to Leet and Leet BVI and their subsidiaries as “we,” “us,” “our” or “Leet.”

GENERAL INFORMATION ABOUT THE REDOMICILE TRANSACTION AND THE SPECIAL MEETING

The following questions and answers are intended to address briefly some commonly asked questions regarding the proposed Redomicile Transaction and the Special Meeting. These questions and answers may not address all questions that may be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement/prospectus, its annexes and the documents referred to in this proxy statement/prospectus for more information.

Q: Why am I receiving this proxy statement/prospectus?

A: Our board of directors has unanimously approved a corporate reorganization of Leet that would result Leet’s merging into Leet BVI, its wholly-owned BVI subsidiary, and in your holding shares in a BVI company rather than a Delaware corporation. The corporate reorganization will be effected by the Redomicile Transaction and requires stockholder approval, and we will submit this proposal to our stockholders at the Special Meeting.

We encourage you to read this proxy statement/prospectus carefully, as it contains important information about these proposals and the Special Meeting.

Your vote is important. You do not need to attend the Special Meeting in person to vote. We encourage you to vote as soon as possible.

Q: What is the Redomicile Transaction?

A: The Redomicile Transaction is the method by which we will affect the corporate reorganization of Leet. As a result of the Redomicile Transaction, Leet will merge into Leet BVI, with Leet BVI surviving the Redomicile Transaction. Upon completion of the Redomicile Transaction, as consideration in the Redomicile Transaction, each share of Leet common stock/ preferred stock you hold immediately prior to the effective time of the Redomicile Transaction will be effectively transferred to Leet BVI and converted into one Ordinary Share or Preferred Share of Leet BVI, as the case may be. After the Redomicile Transaction, Leet BVI will continue to conduct the same businesses as Leet conducted prior to the Redomicile Transaction.

Q: Who are the parties to the Redomicile Transaction?

A: The parties to the Redomicile Transaction are Leet and Leet BVI, a wholly-owned subsidiary of Leet incorporated under the laws of the BVI.

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Q: Why do you want to be incorporated in the BVI?

A: We believe that being incorporated in the BVI will provide us the following benefits:

•	A more effective corporate structure has the potential to lower our cost of capital, which could in turn enhance our ability to pursue incremental growth projects.

•	The new corporate structure would not change our future operational plans to grow our business. However, re-domiciling as a BVI company is expected to permit us to expand internationally with greater efficiency than we could achieve under our existing corporate structure and, therefore, may facilitate the growth of our business as opportunities arise. Please see “Approval of the Merger Agreement—Background and Reasons for the Redomicile Transaction” for more information. We cannot assure you that the anticipated benefits of the Redomicile Transaction will be realized. In addition to the potential benefits described above, the Redomicile Transaction will expose you and us to risks. Please see the discussion under “Risk Factors.” Our board of directors has considered both the potential advantages of and the risks associated with the Redomicile Transaction and has unanimously approved the Merger Agreement and recommends that stockholders vote to approve the Redomicile Proposal.

Q: Will the parent company relocate its headquarters from Selangor, Malaysia?

A: No. Our principal executive office will remain in Selangor, Malaysia. However, Leet BVI will maintain a registered office at Kingston Chambers P. O. Box 173, Road Town, Tortola British Virgin Islands in line with BVI statutory obligations.

Q: Will the Redomicile Transaction affect our current or future operations?

A: While changing the location of our incorporation is expected to position Leet BVI to capture the benefits described above, we believe that the Redomicile Transaction should otherwise have no material impact on how we conduct our day-to-day operations. Where we conduct our future operations for our customers will depend on a variety of factors, including the demand for our services and the overall needs of our business, independent of our legal domicile. Please read “Risk Factors” for a discussion of various ways in which the Redomicile Transaction could have an adverse effect on us.

Q: Will the Redomicile Transaction have an impact on our operating expenses?

A: We do not expect the Redomicile Transaction to have a material effect on our operating costs, including our selling, general and administrative expenses.

Q: Will the Redomicile Transaction result in any changes to my rights as a stockholder?

A: Your rights under BVI laws as a holder of Ordinary Shares and Preferred Shares of Leet BVI will differ from your current rights under Delaware corporate law as a holder of shares of Leet common stock/ preferred stock. In addition, Leet BVI's M&A differ materially from Leet’s certificate of incorporation and bylaws. Notwithstanding the differences in the governing documents between Leet and Leet BVI, we believe that BVI laws and Leet BVI's M&A as a whole adequately safeguard the rights of stockholders of Leet. We summarize the material changes in your rights as a stockholder resulting from the Redomicile Transaction under “Comparison of Rights of Shareholders.”

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U.S. Tax Considerations

Q: Is the Redomicile Transaction expected to be taxable to stockholders of Leet?

A: The following discussion summarizes certain income tax consequences of the Redomicile Transaction. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR TAX CONSEQUENCES.

Taxation of U.S. Holders. The exchange of shares of Leet common stock for Leet BVI’s Ordinary shares pursuant to the Redomicile Transaction will not result in the recognition of gain or loss by a U.S. Holder (as defined in “Material Tax Considerations—Material U.S. Federal Income Tax Consequences—Scope of Discussion”). See “Material Tax Considerations—Material U.S. Federal Income Tax Consequences -- Material U.S. Federal Income Tax Consequences to U.S. Holders.”

Taxation of Non-U.S. Holders. Subject to a limited exception, which is described below in “Material Tax Considerations— Material U.S. Federal Income Tax Consequences—Material U.S. Federal Income Tax Consequences to Non-U.S. Holders,” a non-U.S. Holder (as defined in “Material Tax Considerations—Material U.S. Federal Income Tax Consequences—Scope of Discussion”) generally will not be subject to U.S. federal income tax on gain realized, if any, on the exchange of shares of Leet common stock for Leet BVI’s Ordinary shares pursuant to the Redomicile Transaction. See “Material Tax Considerations—Material U.S. Federal Income Tax Consequences -- Material U.S. Federal Income Tax Consequences to Non-U.S. Holder.”

Q: Has the U.S. Internal Revenue Service issued a ruling on the Redomicile Transaction?

A: No ruling has been requested from the U.S. Internal Revenue Service (“IRS”) with respect to the tax consequences of the Redomicile Transaction under BVI or U.S. federal income tax law.

Q.       Is the Redomicile Transaction a taxable transaction for either Leet or Leet BVI in the U.S.?

A: Since Leet BVI will be treated as a U.S. domestic corporation, and since at the time of the Redomicile Transaction Leet BVI will have no earnings and profits, there are no U.S. tax consequence to Leet or Leet BVI as a result of the Redomicile Transaction. See “Material Tax Considerations—Material U.S. Federal Income Tax Consequences -- Material U.S. Federal Income Tax Consequences of the Redomicile Transaction to Leet and Leet BVI.”

Q: Will there be BVI tax on future gains realized on dispositions of Leet BVI Ordinary Shares by U.S. Holders?

A: Leet BVI and all dividends, interests, rents, royalties, compensation and other amounts paid by Leet BVI to persons who are not resident in the BVI, and any capital gains realized with respect to any shares, debt obligations, or other securities of the Company by persons who are not resident in the BVI are exempt from all provisions of the Income Tax Ordinance in the BVI.

See “Material Tax Considerations—Material BVI Tax Considerations”

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Q.       Is the Redomicile Transaction a taxable transaction for either Leet or Leet BVI in the BVI?

A: The Redomicile Transaction is not a taxable transaction for Leet or Leet BVI in the BVI.

Q: Will there be BVI withholding tax on future dividends by Leet BVI to U.S. Holders?

A: There are current no withholding taxes or exchange control regulations in the BVI applicable to Leet BVI or its members. See “Material Tax Considerations—Material BVI Tax Considerations.”

Q: What types of information and reports will Leet BVI make available following the Redomicile Transaction?

A: After the completion of the Redomicile Transaction, we will remain subject to the U.S. Securities and Exchange Commission (“SEC”) reporting requirements, the mandates of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the Dodd- Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the applicable corporate governance rules of the OTC Markets, and we will continue to report our consolidated financial results in U.S. dollars and under U.S. generally accepted accounting principles (“U.S. GAAP”). We also must comply with any additional reporting and governance requirements of BVI law.

To the extent possible under BVI law, Leet BVI’s corporate governance practices are expected to be comparable to those of Leet. Please see “Comparison of Rights of Shareholders.”

Q: Will Leet BVI Ordinary Shares issued to holders of Leet common stock be subject to transfer restrictions?

A: No, Leet BVI Ordinary Shares issued to holders of Leet common stock will not be subject to transfer restrictions unless the holder is an affiliate of Leet BVI.

Q: What are the closing conditions to the Redomicile Transaction?

A: The Redomicile Transaction cannot be completed without satisfying certain conditions, the most important of which is that stockholders must adopt the Merger Agreement at the Special Meeting. In addition, there are other conditions such as the absence of specified tax law changes and receipt of certain legal opinions. Please see “Summary—Conditions to Completion of the Redomicile Transaction.”

Our board of directors does not intend to waive any of these or any other conditions unless it determines that the Redomicile Transaction is in the best interest of our stockholders, despite the condition(s) not being satisfied in whole or in part. Under applicable law, our board of directors cannot waive the requirement to obtain stockholder approval. Our board of directors reserves the right to defer or abandon the Redomicile Transaction for the reasons described under “Risk Factors—Risks Related to the Redomicile Transaction—We may choose to defer or abandon the Redomicile Transaction.”

In addition, the expected timing for the completion of the Redomicile Transaction may be impacted by other conditions described in this proxy statement/prospectus. We cannot be certain when, or if, the conditions to the Redomicile Transaction will be satisfied or waived, or that the Redomicile Transaction will be completed.

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Q: When do you expect the Redomicile Transaction to be completed?

A: We intend to complete the Redomicile Transaction as quickly as possible. Assuming the Merger Agreement is adopted by the requisite vote of our stockholders at the Special Meeting, we currently anticipate that the Redomicile Transaction will become effective in the fourth quarter of 2022.

Q: What will I receive for my shares of Leet common stock?

A: As consideration in the Redomicile Transaction, each share of Leet common stock or preferred stock you hold immediately prior to the effective time of the Redomicile Transaction will be effectively transferred to Leet BVI and converted into one Ordinary Share or Preferred Share of Leet BVI.

Q: Do I have to take any action to exchange my shares of Leet common stock or preferred stock and receive the Ordinary Shares or Preferred Shares that I become entitled to receive as a result of the Redomicile Transaction?

A: Beneficial holders of shares held in “street name” through a bank, broker or other nominee and record owners of shares held in book-entry form will not be required to take any action. Your ownership of Ordinary Shares of Leet BVI will be recorded in book-entry form by your nominee (for shares held in “street name”) or by VStock Transfer LLC, our transfer agent (for shares held by record owners in book-entry form), without the need for any additional action on your part. Holders of record who hold their shares in book-entry form will receive a statement of their holdings in Leet BVI after the Redomicile Transaction.

Following the Redomicile Transaction, certificates bearing the name of Leet BVI will be issued in the normal course upon surrender of outstanding Leet certificates for transfer or exchange. Holders who submit Leet certificates for transfer or exchange following the Redomicile Transaction will receive Leet BVI Ordinary Shares in book-entry form unless otherwise requested.

Q: What happens to Leet’s equity-based awards at the completion of the Redomicile Transaction?

A: As of the completion of the Redomicile Transaction, Leet BVI will adopt and assume and become the plan sponsor of each stock-based compensation plan and agreement of Leet.

At the effective time of the Redomicile Transaction and pursuant to the terms of the Merger Agreement, all outstanding options to purchase shares of Leet common stock or preferred stock and all outstanding restricted stock awards and other equity-based awards granted to employees and directors by Leet or any of its subsidiaries under our equity incentive plans prior to the effective time will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equal number of Leet BVI Ordinary Shares or Preferred Shares. All of such equity-based awards will generally be subject to the same terms and conditions as were applicable to such awards immediately prior to the effective time of the Redomicile Transaction.

Q: Can I trade Leet shares between the date of this proxy statement/prospectus and the completion of the Redomicile Transaction?

A: Yes. Our shares will continue to trade during this period.

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Q: After the Redomicile Transaction is complete, where can I trade Ordinary shares in Leet BVI?

A: We expect the Ordinary Shares in Leet BVI to be listed and traded on the OTC Markets under the symbol “LTES.”

Q: What vote of stockholders is required to approve the proposals at the Special Meeting?

A: The affirmative vote of a majority of the outstanding shares of Leet common stock entitled to vote on the matter is required to approve the Redomicile Proposal.

Q: What vote does the board of directors recommend?

A: At a special meeting held on November 11, 2022, the Leet board of directors unanimously (1) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Redomicile Transaction, are advisable and in the best interests of Leet and its stockholders, (2) approved the Redomicile Transaction and the Merger Agreement and (3) resolved to recommend adoption of the Merger Agreement to stockholders of Leet. Accordingly, the Leet board of directors recommends that the stockholders of Leet vote “FOR” the Redomicile Proposal.

Q: When and where will the Special Meeting be held?

A: The Special Meeting will be held at 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia on December 15, 2022, at 9:00 a.m., local time.

Q: Who is entitled to vote at the Special Meeting?

A: We have fixed November 14, 2022 as the record date for the Special Meeting. If you were a stockholder of Leet as of the close of business on such date, you are entitled to vote on matters that come before the Special Meeting.

Q: How many votes do I have?

A: Holders of Leet common stock are entitled to one vote for each share of Leet common stock owned as of the close of business on the record date. Holders of our Series A and Series B convertible preferred stock are entitled to 100 and 1,000 votes, respectively, for each share of preferred stock.

Q: How do I vote?

A: If you are a registered stockholder of Leet as of the close of business on the record date for the Special Meeting, you may vote in person by attending the Special Meeting or, to ensure your shares are represented at the Special Meeting, you may authorize a proxy to vote by:

•	accessing the Internet website specified on your proxy card;

•	calling the toll-free number specified on your proxy card; or

•	signing and returning your proxy card in the postage-paid envelope provided.

If you hold shares of Leet common stock or preferred stock in “street name” through a stock brokerage account or through a bank or other nominee, please follow the voting instructions provided by your broker, bank or other nominee to ensure that your shares are represented at your Special Meeting.

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Q: If my shares are held in “street name” by my nominee, will my nominee vote my shares for me?

A: If your shares are held in the name of a bank, broker or other nominee as a custodian or in the general account of the broker or other organization, you are a “street name” holder, and your nominee will not be able to vote your shares unless your nominee receives appropriate instructions from you. We recommend that you contact your nominee. Your nominee can give you directions on how to instruct the voting of your shares.

Q: Are stockholders of Leet able to exercise appraisal rights?

A: Appraisal rights are available to stockholders of Leet in connection with the Redomicile Transaction.

Q: How do stockholders of Leet secure their appraisal rights?

A: To secure your appraisal rights, you must not vote for the Redomicile Transaction and need to file a demand for appraisal rights with Leet before the vote on the Redomicile Transaction. Details about the required contents of the appraisal demand, the deadlines for exercising rights and the process for determining the value of the shares are contained in the section ‘‘Appraisal Rights.’

Q: Can I change my vote after I grant my proxy?

A: Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. In addition to revocation in any other manner permitted by law, you can revoke your proxy in one of the following ways:

•	filing a written revocation with the Secretary prior to the voting of such proxy;

•	giving a duly executed proxy bearing a later date; or

•	attending the Special Meeting and voting in person.

Your attendance at the Special Meeting will not itself revoke your proxy.

If you have instructed a broker to vote your shares, you must follow the procedure provided by your broker to change those instructions.

Q: What will happen if I fail to vote or I abstain from voting?

A: If you are a stockholder of Leet and fail to vote, fail to instruct your broker, bank or other nominee to vote, or mark your proxy or voting instructions to abstain, this will have the effect of a vote against the Redomicile Proposal.

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Q: What will happen if I return my proxy card without indicating how to vote?

A: If you are a holder of record of shares of Leet common stock/ preferred stock and sign and return your proxy card without indicating how to vote on any particular proposal, the shares of Leet common stock/ preferred stock represented by your proxy will be voted as recommended by the Leet board of directors with respect to that proposal.

Q: What is the quorum requirement for the Special Meeting?

A: The presence of stockholders, in person or by proxy, holding at least a majority of the outstanding shares of Leet common stock will be required to establish a quorum. The stockholders present in person or by proxy at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Q: Who is soliciting my proxy?

A: Proxies are being solicited by our board of directors for use at the Special Meeting and any adjournment or postponement thereof.

Q: Who is paying for the cost of this proxy solicitation?

A: We are paying the costs of soliciting proxies. Upon request, we will reimburse brokers, banks, trusts and other nominees for reasonable expenses incurred by them in forwarding the proxy materials to beneficial owners of our shares.

In addition to soliciting proxies by mail, our board of directors, our officers and employees, or our transfer agent, may solicit proxies on our behalf, personally or by telephone. VStock Transfer LLC, our transfer agent, will serve as the inspector of election for the Special Meeting.

Q: Whom should I contact if I have questions about the Special Meeting or the Redomicile Transaction?

A: You should contact our chief executive officer at:

Ding Jung Long

805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya

Selangor, Malaysia

+603-7783-1636

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SUMMARY

This summary highlights selected information from this proxy statement/prospectus. It does not contain all of the information that is important to you. To understand the Redomicile Transaction more fully, and for a more complete legal description of the Redomicile Transaction, you should read carefully the entire proxy statement/prospectus, including the Merger Agreement attached as Annex A to this proxy statement/prospectus and Leet BVI's M&A attached as Annex B to this proxy statement/prospectus, which will govern Leet BVI, the company whose shares you will own after the Redomicile Transaction. We encourage you to read those documents. Unless otherwise indicated, currency amounts in this proxy statement/prospectus are stated in U.S. dollars.

Parties to the Redomicile Transaction

Leet. We are a holding company and parent to two subsidiaries: Leet Entertainment Sdn Bhd and Leet BVI. Currently, we have no principal business other than LTL’s business: developing and operating platforms focused on eSports. Through them, we operate a community eSport gaming platform called Matchroom.net, which was launched in January 2019, which provides a wide range of gaming and digital entertainment services to the Asia Pacific community. As more fully described in our Form 10-K filed with the Securities and Exchange Commission on April 15, 2022, herein incorporated by reference. On April 4, 2022, we sold all 10,000 shares we held in Leet Technology Limited, and its wholly owned subsidiary Leet Entertainment Group Limited, to Mr. Song for $10,000 at part of our plans to restructure and simplify our corporate structure. With the completion of this corporate restructure, Leet shall have only one wholly owned Malaysian subsidiary, Leet Entertainment Sdn Bhd and one wholly-owned BVI subsidiary, Leet BVI. Prior to the corporate restructure, Leet Entertainment Group Limited, a wholly owned subsidiary of Leet Technology Limited, transferred all its assets, liabilities, and business operations to Leet Entertainment Sdn Bhd with the approval by the board of directors. As such, the main business activities of Leet remain unchanged.

•	Our Product Portfolio. Matchroom is our flagship product. It was first released to the public in January 2019 as the pioneering and premier eSports platform in Malaysia. Today, it is quickly expanding to many South and Southeast Asian nations through strategic partnerships. MAVERICK is a modular-based white label platform. Through our proprietary technology, we offer white-label solutions to our Information & Communications Technology (“ICT”) partners and Over The Top (“OTT”) companies by enhancing their brands to better engage, retain and monetize their user base. Our white label service allows brands & businesses to better engage, retain, and generate additional income streams from their clientele base. Each platform is fully customizable, highly localizable and easily integrated onto your existing applications or platforms. We assist and provide support to brands and businesses in their daily operations and scaling. We manage the platform behind-the-scenes, leveraging on our experience and expertise.

•	Market, Customer and Distribution Methods. Our focus encompasses the emerging markets (South East Asia, Middle East, and South Asia) in terms of geography, and users between the ages of 17 – 35. As most of these markets are mobile-centric, our focus is mainly towards mobile e-sport tournaments. As such, we also focus on working with mobile network operators in our target markets, as they have direct access to their mobile subscribers, which are our target audience as well.

•	Government Regulation. We will be required to comply with all regulations, rules and directives of governmental authorities and agencies in any jurisdiction in which we conduct our current business. As of now, there are no additional required government approvals which we must obtain.

•	Competition. Currently, most of our competitors are localized in the markets where we penetrated. So far, most if not all our competitors focus on one area only. Either they are end user platform or a white label platform. For Matchroom, we have more competitors but mainly localized to the country they reside in. We have Yamisok in Indonesia, ESPL in Singapore, MESF in Malaysia and Mogul.gg out of Australia. Due to language barriers, payments and differences in cultures, large competitors tend to look at the home countries to build their brand and partners. For white label services, we have two main competitors which is Technineer (telco focused) in Malaysia and Goama (OTT focused) in Singapore that has been whitelabelling either an esports or an arcade platform for both Telco and OTT operators. The white label platform services remain a niche sector as of now as it is often a slow and tedious process of onboarding with telco and payment terms of being 90 days. For most companies this is a deterrent to enter. However, this is still a race as once you are onboarded, you tend to be operating with the telco over a long period of time.

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•	Employees. As of December 31, 2021, we had approximately 26 full-time employees based in Malaysia, 2 full-time employees based in Vietnam, 3 full-time employees based in the Philippines, and 4 full-time employees based in Indonesia. We have never experienced a work stoppage. As of December 31, 2020, we had approximately 14 full-time employees based in Malaysia, 2 full-time employees based in the Philippines. We have never experienced a work stoppage.

•	Description of Properties. Our principal executive offices under lease are located at 805, 8th Floor, Menara Mutiara Majestic, 15 Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia. Our telephone number is +603 7783 1636. We have no present intention of acquiring other facilities during our development stage. We do not currently have any investment or interests in any real estate, nor do we have investments or an interest in any real estate mortgages or securities of persons engaged in real estate activities.

The principal executive offices of Leet are currently located at Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia, and the telephone number at that address is (603) 7783 1636.

Leet BVI: Leet BVI was incorporated in the BVI as a BVI Business Company on December 13, 2021. Its registered office is located in the offices of Maples Corporate Services (BVI) Limited, Kingston Chambers, PO Box 173, Road Town, Tortola, BVI. Its principal place of business is Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia. Leet BVI’s telephone number at its principal place of business is +(603) 7783 1636.

The Redomicile Transaction (see page 36)

You are being asked to approve the merger of Leet into Leet BVI, with Leet BVI surviving. The Redomicile Transaction would effectively change our place of incorporation from Delaware to the BVI. The Redomicile Transaction would also result in the issuance to you of Ordinary Shares or Preferred Shares in Leet BVI as merger consideration in exchange for your shares in Leet common stock or preferred stock on a one-for-one basis. After the Redomicile Transaction, the shares of Leet common stock and preferred stock will be cancelled and cease to exist, and each holder of shares of Leet common stock and preferred stock will cease to have any rights with respect to such shares in Leet, except the right to receive the merger consideration.

The Redomicile Transaction will be effected pursuant to the Agreement and Plan of Merger (the “Merger Agreement”). A copy of the Merger Agreement is attached to and is part of this proxy statement/prospectus as Annex A.

The number of Ordinary Shares and Preferred Shares you will own in Leet BVI immediately after the Redomicile Transaction will be the same as the number of shares of common stock/ preferred stock you owned in Leet immediately prior to the Redomicile Transaction, and your relative economic interest will remain unchanged.

Many of the principal attributes of shares of Leet common stock and preferred stock and Ordinary Shares and Preferred Shares of Leet BVI will be similar. However, if the Redomicile Transaction is consummated, your future rights under BVI corporate law as a holder of Ordinary Shares of Leet BVI will differ from your current rights under Delaware corporate law as a holder of shares of Leet common stock. In addition, Leet BVI's M&A differ in some material respects from Leet’s certificate of incorporation and bylaws. Notwithstanding the differences in the governing documents between Leet and Leet BVI, we believe that BVI laws and Leet BVI's M&A as a whole adequately safeguard the rights of stockholders of Leet. See “Comparison of Rights of Shareholders.” A copy of Leet BVI's M&A is attached as Annex B to this proxy statement/prospectus.

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Upon completion of the Redomicile Transaction, we will remain subject to the SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the Dodd-Frank Act and the applicable corporate governance rules of the OTCQB, and we will continue to report our consolidated financial results in U.S. dollars and under U.S. GAAP. Upon the completion of the Redomicile Transaction, we must also comply with any additional reporting and governance requirements of BVI laws.

If the Redomicile Proposal is approved by the requisite vote of our stockholders at the Special Meeting and the other conditions to closing are satisfied, we will (a) file a certificate of merger with the Delaware Secretary of State and (b) register a copy of the articles of merger of Leet BVI with the Registrar of Corporate Affairs in the BVI to effect the Redomicile Transaction. We currently anticipate that the Redomicile Transaction will become effective in the fourth quarter of 2022.

Reasons for the Redomicile Transaction (see page 35)

In reaching its decision to approve the Merger Agreement and recommend it to you, the Leet board of directors identified potential benefits of having our publicly traded parent incorporated in the BVI. We anticipate that having our publicly traded parent incorporated in the BVI will provide the following benefits.

•	A more effective corporate structure has the potential to lower our cost of capital, which could in turn enhance our ability to pursue incremental growth projects.

•	The new corporate structure would not change our future operational plans to grow our business. However, re-domiciling as a BVI company is expected to permit us to expand internationally with greater efficiency than we could achieve under our existing corporate structure and, therefore, may facilitate the growth of our business as opportunities arise.

•	The reduction of our operational, administrative, legal and accounting costs over the long term through the reduction of our reporting obligations and related expenses because Leet BVI is expected to qualify as a “foreign private issuer” under the rules and regulations of the Securities and Exchange Commission and be exempt from certain rules under the Securities Exchange Act of 1934, as amended, and provisions of Delaware that would otherwise apply if we were to remain incorporated in Delaware or did not meet the other conditions to qualify as a foreign private issuer.

See “Approval of the Merger Agreement—Background and Reasons for the Redomicile Transaction” for further information.

Conditions to Completion of the Redomicile Transaction (see page 37)

As more fully described in this proxy statement/prospectus and in the Merger Agreement, the Redomicile Transaction will not be completed unless the following conditions, among others, are satisfied:

•	the SEC has declared the registration statement on Form S-4 that includes this proxy statement/prospectus effective, and no stop order with respect thereto is in effect;

•	the Merger Agreement are adopted by the requisite vote of stockholders;

•	the Ordinary Shares to be issued pursuant to the Redomicile Transaction are authorized for listing on the OTCQB, subject to official notice of issuance;

•	Leet receives an opinion from Maples & Calder, as of the effective date of the Redomicile Transaction, confirming the matters discussed under “Material Tax Considerations—Material BVI Tax Considerations”;

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•	the applicable conditions under the Merger Agreement are satisfied;

•	none of the parties to the Merger Agreement is subject to any decree, order or injunction that prohibits the consummation of the Redomicile Transaction;

•	other than the filing of the certificate of merger with the Delaware Secretary of State and the registration of a copy of the articles of merger of Leet BVI with the Registrar of Corporate Affairs in the BVI, all material consents and authorizations of, filings or registrations with, and notices to, any governmental or regulatory authority required to consummate the Redomicile Transaction, including any required filings under applicable U.S. state laws and BVI laws have been obtained or made; and

•	all consents of any third party required to consummate the Redomicile Transaction have been obtained.

The Merger Agreement provides that we may decide to abandon the Redomicile Transaction at any time prior to the effective time of the Redomicile Transaction. See “Risk Factors—Risks Related to the Redomicile Transaction—We may choose to defer or abandon the Redomicile Transaction.”

In addition, the expected timing for the completion of the Redomicile Transaction may be impacted by other conditions described in this proxy statement/prospectus. We cannot be certain when or if the conditions to the Redomicile Transaction will be satisfied or waived, or that the Redomicile Transaction will be completed.

Management of Leet BVI (see page 37)

Prior to the completion of the Redomicile Transaction, the officers and directors of Leet will be appointed as the officers and directors of BVI Leet’s directors will carry their terms of office over to the Leet BVI board of directors.

If the Redomicile Transaction is completed, the members of the Leet BVI board of directors will serve until their removal, death, disability or retirement.

Interests of Directors and Executive Officers in the Redomicile Transaction (see page 38)

We do not believe that any of our directors or executive officers have interests in the Redomicile Transaction that are different from the interests of our stockholders generally. No change of control payments or additional compensation will be payable to our directors or executive officers in connection with the Redomicile Transaction.

Regulatory Approvals (see page 38)

Other than the filing of the certificate of merger with the Delaware Secretary of State and the registration of a copy of the articles of merger or Leet BVI with the Registrar of Corporate Affairs in the BVI, we are not aware of any governmental approvals or actions that are required to complete the Redomicile Transaction other than compliance with U.S. federal and state securities laws and various provisions of BVI laws.

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Material U.S. Tax Considerations (see page 40)

The exchange of shares of Leet common stock for Ordinary Shares of Leet BVI will not result in the recognition of gain or loss by a U.S. Holder (as defined in “Material Tax Considerations—Material U.S. Federal Income Tax Consequences —Scope of Discussion”).

Subject to a limited exception, which is described below in “Material Tax Considerations—Material U.S. Federal Income Tax Consequences—Material U.S. Federal Income Tax Consequences to Non-U.S. Holders,” a non-U.S. Holder (as defined in “Material Tax Considerations—Material U.S. Federal Income Tax Consequences—Scope of Discussion”) generally will not be subject to U.S. federal income tax on gain realized, if any, on the exchange of shares of Leet common stock for Ordinary Shares of Leet BVI pursuant to the Redomicile Transaction.

Material BVI Tax Considerations (see page 44)

The following summary contains a description of certain British Virgin Islands tax consequences of the acquisition, ownership and disposition of shares, but it does not purport to be a comprehensive description of all the tax considerations that may be relevant to the Redomicile Transaction or the acquisition, ownership or disposition of shares in Leet BVI. The summary is based upon the tax laws of British Virgin Islands and regulations thereunder as of the date hereof, which are subject to change.

Leet BVI and all dividends, interest, rents, royalties, compensation and other amounts paid by Leet BVI to persons who are not resident in the BVI and any capital gains realized with respect to any shares, debt obligations, or other securities of Leet BVI by persons who are not resident in the BVI are exempt from all provisions of the Income Tax Ordinance in the BVI.

No estate, inheritance, succession or gift tax, rate, duty, levy or other charge is payable by persons who are not resident in the BVI with respect to any shares, debt obligation or other securities of Leet BVI.

All instruments relating to transfers of property to or by Leet BVI and all instruments relating to transactions in respect of the shares, debt obligations or other securities of Leet BVI and all instruments relating to other transactions relating to the business of Leet BVI are exempt from payment of stamp duty in the BVI. This assumes that Leet BVI does not hold, directly or indirectly, an interest in real estate in the BVI.

There are currently no withholding taxes or exchange control regulations in the BVI applicable to Leet BVI or its shareholders.

Please refer to “Material Tax Considerations” for a description of the material U.S. federal income tax and BVI income tax consequences of the Redomicile Transaction to Leet and its stockholders. Determining the actual tax consequences of the Redomicile Transaction to you may be complex and will depend on your specific situation. You are urged to consult your tax adviser for a full understanding of the tax consequences of the Redomicile Transaction to you.

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Exchange of Shares (see page 39)

Your ownership of Ordinary Shares and Preferred Shares of Leet BVI will be recorded in book-entry form by your bank or broker or other nominee if you are a beneficial holder of shares of Leet common stock and preferred stock in “street name” or by VStock Transfer LLC, our transfer agent, if your stock is held by record owners in book-entry form, with no need for any additional action on your part. Holders of record who hold their stock in book-entry form will receive a statement of their holdings in Leet BVI after the Redomicile Transaction.

Following the Redomicile Transaction, Holders who submit Leet certificates for transfer or exchange following the Redomicile Transaction will receive Leet BVI Ordinary Shares in book-entry form unless otherwise requested and approved by the directors of Leet BVI.

Stock Exchange Listing (see page 39)

We expect that the Ordinary Shares of Leet BVI will be listed on the OTCQB under the symbol “LTES,” the same symbol under which shares of Leet common stock are currently listed.

Appraisal Rights (see page 39)

Appraisal rights are available to stockholders of Leet in connection with the Redomicile Transaction.

Accounting Treatment of the Redomicile Transaction under U.S. GAAP (see page 39)

The Redomicile Transaction will represent a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Leet will be reflected at their carrying amounts in the accounts of Leet BVI at the completion of the Redomicile Transaction.

Market Price (see page 46)

On November 14, 2022, the last trading day before the public announcement that Leet would redomicile in the BVI, the closing price of shares of Leet common stock on the OTCQB was $ 0.0548 per share. On November 23, 2022, the last practicable date before the date of this proxy statement/prospectus, the closing price of the shares of Leet common stock was $0.0475 per share. We have never and do not intend to pay dividends in the near future.

The declaration and amount of all dividends will be at the discretion of our board of directors and will depend upon many factors, including our financial condition, results of operations, cash flows, prospects, industry conditions, capital requirements of our business, covenants associated with certain debt obligations, legal requirements, regulatory constraints, industry practice and other factors the board of directors deems relevant. If we elect to pay dividends in the future, the amount per share of our dividend payments may be changed, or dividends may again be suspended, without advance notice. The likelihood that dividends will be reduced or suspended is increased during periods of market weakness. There can be no assurance that we will pay a dividend in the future.

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Meeting of Stockholders (see page 91)

Time, Place, Date and Purpose. The Special Meeting of stockholders of Leet will be held on December 15, 2022, at 9:00 a.m., local time, at 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia. At the Special Meeting, Leet’s board of directors will ask stockholders to vote on the following proposal:

•	the adoption of the Merger Agreement, pursuant to which the merger of Leet into Leet BVI will be effected, with Leet BVI surviving, and whereby each issued and outstanding share of Leet common stock or preferred stock will be effectively transferred to Leet BVI and converted into one new Ordinary Share or Preferred Share of Leet BVI. The Redomicile Transaction will effectively change our place of incorporation from Delaware to the BVI;

We will also conduct any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Record Date. Stockholders of record of Leet as of the close of business, U.S. Eastern time, on November 14, 2022, have the right to attend the Special Meeting and vote their shares, or may grant a proxy to vote, on the Proposals described in this proxy statement/prospectus.

Quorum. The presence of stockholders, in person or by proxy, holding at least a majority of the outstanding shares of Leet common stock will be required to establish a quorum. The stockholders present in person or by proxy at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Recommendation of the Board of Directors (see page 91)

At a special meeting held on November 11, 2022, the Leet board of directors unanimously (1) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Redomicile Transaction, are advisable and in the best interests of Leet and its stockholders, (2) approved the Redomicile Transaction and the Merger Agreement, and (3) decided to recommend adoption of the Merger Agreement to stockholders of Leet. Accordingly, the Leet board of directors recommends that the stockholders of Leet vote “FOR” the Redomicile Transaction.

Required Vote (see page 91)

The required vote to approve the Redomicile Proposal is as follows:

•	to approve the Redomicile Transaction, the affirmative vote of a majority of the outstanding shares of Leet common stock entitled to vote on the matter is required. See “Approval of the Merger Agreement—Recommendation and Required Vote.”

As of the record date, there were 152,899,640 shares of Leet common stock and 1,000,000 shares of Leet preferred stock outstanding and entitled to vote. As of such date, our directors and executive officers and their affiliates directly owned, in the aggregate, approximately 115,417, 521 shares of common stock and 1,000,000 shares of preferred stock. This represents approximately 75.5% and 100 % of the common and preferred stock, respectively, of Leet. Our directors and executive officers have indicated that they intend to vote their shares in favor of the Redomicile Proposal, each of the director nominees and each of the other proposals described in this proxy statement/prospectus, although none of them have entered into any agreements obligating them to do so.

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Proxies and Voting Instruction Cards (see page 92)

Proxies. A proxy card is being sent with this proxy statement/prospectus to each stockholder of record of Leet as of the close of business, U.S. Eastern time, on November 14, 2022, the record date for the Special Meeting. If you are a stockholder of record of Leet as of the record date, you may grant a proxy to vote on each of the Proposals described in this proxy statement/prospectus by following the instructions on the proxy card. If you hold your shares of Leet common stock or preferred stock in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares. To be effective, a proxy card or voting instructions must be received by Leet prior to the beginning of voting at the Special Meeting of stockholders.

Revocation. In addition to revocation in any other manner permitted by law, you can revoke your proxy in one of the following ways:

•	a written revocation with the Secretary prior to the voting of such proxy;

•	a duly executed proxy bearing a later date; or

•	the Special Meeting and voting in person.

Your attendance at the Special Meeting will not itself revoke your proxy.

Absence of Instructions. Shares represented by a proxy that has not been revoked will be voted at the Special Meeting in accordance with the directions given. If you are a holder of record of shares of Leet common stock and sign and return your proxy card without indicating how to vote on any particular proposal, the shares of Leet common stock represented by your proxy will be voted as recommended by the Leet board of directors with respect to that proposal.

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SUMMARY HISTORICAL FINANCIAL DATA

The following tables present the summary consolidated financial information for Leet as of and for the year ended December 31, 2021 and 2020 and the summary consolidated financial information for the period ended June 30, 2022. The balance sheet data as of December 31, 2021 and 2020 and balance sheet data as of June 30, 2022, and the statement of operations data for the years ended December 31, 2021 and 2020, and statement of income data for the period ended June 30, 2022, are derived from our audited consolidated financial statements included in Item 8 of the Leet annual report on Form 10-K for the years ended December 31, 2021 and 2020 (the “Form 10-K”) and unaudited consolidated financial statements included in Item 1 of the Leet quarterly report on Form 10-Q for the period ended June 30, 2022 (the “Form 10-Q”), respectively.

The summary historical financial information presented below should be read in conjunction with our financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this Registration Statement. The financial information may not be indicative of our future performance.

	For the year ended		For the six months ended
	December 31		June 30,
Statement of Operations Data:	2021	2020	2022 (unaudited)
Revenues	$62,842	$73,416	$64,861
Operating income (loss)	$(5,357,612)	$(862,987)	$(1,277,942)
Net income (loss)	$(5,356,587)	$(846,240)	$(1,267,515)

	As of December 31,		As of June 30,
Balance Sheet Data:	2021	2020	2022 (unaudited)
Total assets	$229,635	$613,690	$284,494
Total liabilities	$4,998,819	$3,143,964	$6,054,668
Stockholders’ deficit	$(4,769,184)	$(2,530,274)	$(5,770,174)

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RISK FACTORS

We are subject to certain risks and hazards due to the nature of the business activities we conduct. The risks discussed below, any of which could materially and adversely affect our business, financial condition, cash flows and results of operations and the price of our shares, are not the only risks we face. We may experience additional risks and uncertainties not currently known to us or, as a result of developments occurring in the future, conditions that we currently deem to be immaterial may also materially and adversely affect our business, financial condition, cash flows and results of operations.

Risks Related to the Redomicile Transaction

The anticipated benefits of the Redomicile Transaction may not be realized.

We may not realize the benefits we anticipate from the Redomicile Transaction, particularly as the realization of those benefits are in many important respects subject to factors that we do not control. These factors would include such things as the reactions of third parties with whom we enter into contracts and do business and the reactions of investors, analysts and BVI and U.S. taxing authorities, and other factors discussed in these risk factors. Our failure to realize those benefits could have an adverse effect on our business, results of operations or financial condition.

Your rights as a stockholder will change as a result of the Redomicile Transaction.

The consummation of the Redomicile Transaction will change the governing law that applies to our stockholders from Delaware law (which applies to the shares of Leet common stock and preferred stock) to BVI law (which applies to Leet BVI’s Ordinary Shares and Preferred Shares).

The voting rights attaching to our Series A Preferred Shares and our Series B Preferred Shares have the effect of concentrating voting control with our Series A Preferred Shareholders and our Series B Preferred Shareholders which will limit or preclude your availability to influence corporate matters

Each Ordinary Share, which are the shares being sold in this offering, will entitle its holder to one vote per share. Due to the one hundred to one voting ratio between our Series A Preferred Shareholders and our Ordinary Shareholders and the one thousand to one voting ratio between our Series B Preferred Shareholders and our Ordinary Shareholders, with 97.51% of the total voting power, the beneficial owners of the Series A Preferred Shares and the Series B Preferred Shares are expected to control a majority of the combined voting power.

We will continue to be taxed as a U.S. corporation after the Redomicile Transaction.  Although we are redomiciling in the BVI, because our ownership will remain essentially the same and we will not be conducting substantial business activities in the BVI, under Section 7874 of the Internal Revenue Code we will continue to be treated as a U.S. corporation for purposes of U.S. income tax. Therefore, we will be subject to tax in the U.S. on our worldwide income and our non-U.S. shareholders may be subject to U.S. withholding taxes on dividends paid to them. See “Material Tax Considerations—Material U.S. Federal Income Tax Consequences—Material U.S. Federal Income Tax Consequences of the Redomicile Transaction to Leet and Leet BVI—Tax Residence of Leet BVI for U.S. Federal Income Tax Purposes” for a more detailed discussion of the application of Section 7874 of the Internal Revenue Code to the Redomicile Transaction. See also “Material Tax Considerations—Material U.S. Federal Income Tax Consequences— Material U.S. Federal Income Tax Consequences to Non-U.S. Holders”

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We may choose to defer or abandon the Redomicile Transaction.

We may decide to terminate the Merger Agreement and defer or abandon the Redomicile Transaction at any time prior to the effective time of the Redomicile Transaction. In addition, after the Merger Agreement is adopted by stockholders, we will not effect the Redomicile Transaction if one of the conditions to closing fails to be satisfied and our board of directors determines not to waive the condition.

We expect to incur transaction costs in connection with the completion of the Redomicile Transaction, some of which will be incurred whether or not the Redomicile Transaction is completed.

We expect to incur a total of approximately $200,000  in transaction costs in connection with the Redomicile Transaction. The substantial majority of these costs will be incurred regardless of whether the Redomicile Transaction is completed and prior to your vote on the proposal.

We will remain subject to changes in tax law and other factors after the Redomicile Transaction that may not allow us to achieve a lower effective corporate tax rate.

We cannot give any assurance as to what our effective tax rate will be after the Redomicile Transaction because of, among other things, the tax policies of the jurisdiction where we operate, primarily Malaysia. Also, the tax laws of Malaysia and other jurisdictions could change in the future, and such changes could cause a material change in our effective corporate tax rate. As a result, our actual effective tax rate may be materially different from our expectation. Leet BVI’s provision for income taxes will be based on certain estimates and assumptions made by management in consultation with its tax and other advisors. Leet BVI’s consolidated income tax rate will be affected by the amount of net income earned by its operating entities in their respective operating jurisdictions, the availability of benefits under tax treaties, and the rates of taxes payable in respect of that income. Leet BVI will enter into many transactions and arrangements in the ordinary course of business in respect of which the tax treatment is not entirely certain. Leet BVI will therefore make estimates and judgments based on its knowledge and understanding of applicable tax laws and tax treaties, and the application of those tax laws and tax treaties to its business, in determining its consolidated tax provision. The final outcome of any audits of Leet by taxation authorities may differ from the estimates and assumptions Leet BVI may use in determining its consolidated tax provisions and accruals. This could result in a material adverse effect on the combined company’s consolidated income tax provision, financial condition and the net income for the period in which such determinations are made.

Negative publicity resulting from the proposed Redomicile Transaction could adversely affect our business and the price of our Ordinary shares.

Foreign reincorporations undertaken by other companies have generated significant press coverage, much of which has been negative. Negative publicity generated by the proposed Redomicile Transaction could cause our colleagues, particularly those in the United States, to perceive uncertainty regarding future opportunities available to them. In addition, negative publicity could cause some of our clients to be more reluctant to do business with us. Either of these events could have a significant adverse impact on our business. Negative publicity could also cause some of our shareholders to sell our shares or decrease the demand for new investors to purchase our shares, which could have an adverse impact on the price of our shares.

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The enforcement of civil liabilities against Leet BVI may be more difficult.

Leet BVI is a BVI company and substantially all of its assets are located outside of the U.S. Substantially all of its current operations are conducted in Malaysia. In addition, all of our directors and officers reside outside the U.S. As a result, it may be difficult for you to effect service of process within the U.S. or elsewhere upon these persons. It may also be difficult for you to enforce in Malaysia or BVI courts judgments obtained in U.S. courts based on the civil liability provisions of the U.S. federal securities laws against Leet BVI and its officers and directors, and the substantial majority of whose assets are located outside of the U.S. It may be difficult or impossible for you to bring an action against Leet BVI in the BVI if you believe your rights under the U.S. securities laws have been infringed. In addition, there is uncertainty as to whether the courts of the BVI or Malaysia would recognize or enforce judgments of U.S. courts against us or such persons predicated upon the civil liability provisions of the securities laws of the U.S. or any state and it is uncertain whether such BVI or Malaysia courts would hear original actions brought in the BVI or Malaysia against us or such persons predicated upon the securities laws of the U.S. or any state.

There is no statutory enforcement in the British Virgin Islands of judgments obtained in the U.S., however, the courts of the British Virgin Islands will in certain circumstances recognize such a foreign judgment and treat it as a cause of action in itself which may be sued upon as a debt at common law so that no retrial of the issues would be necessary, provided that:

•	the U.S. court issuing the judgment had jurisdiction in the matter and the company either submitted to such jurisdiction or was resident or carrying on business within such jurisdiction and was duly served with process;

•	the judgment is final and for a liquidated sum;

•	the judgment given by the U.S. court was not in respect of penalties, taxes, fines or similar fiscal or revenue obligations of the company;

•	in obtaining judgment there was no fraud on the part of the person in whose favor judgment was given or on the part of the court;

•	recognition or enforcement of the judgment in the British Virgin Islands would not be contrary to public policy; and

•	the proceedings pursuant to which judgment was obtained were not contrary to natural justice.

The British Virgin Islands courts are unlikely:

•	to recognise or enforce against the Company, judgments of courts of the U.S. predicated upon the civil liability provisions of the securities laws of the U.S.; and

•	to impose liabilities against the Company, predicated upon the certain civil liability provisions of the securities laws of the U.S. so far as the liabilities imposed by those provisions are penal in nature.

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Leet BVI is a BVI company and, because judicial precedent regarding the rights of members is more limited under BVI law than that under U.S. law, you may have less protection for your member rights than you would under U.S. law

Leet BVI's corporate affairs are governed by its memorandum and articles of association, as amended and restated from time to time, the BVI Act and the common law of the BVI. The rights of members to take action against the directors, actions by minority members and the fiduciary responsibilities of Leet BVI's directors to Leet BVI under BVI law are to a large extent governed by the common law of the BVI. The common law of the BVI is derived in part from comparatively limited judicial precedent in the BVI as well as that from English common law, which has persuasive, but not binding, authority on a court in the BVI. The rights of Leet BVI's members and the fiduciary responsibilities of Leet BVI's directors under BVI law are not as clearly established as they would be under statutes or judicial precedent in some jurisdictions in the U.S. In particular, the BVI has a less exhaustive body of securities laws than the U.S. In addition, some U.S. states, such as Delaware, have more fully developed and judicially interpreted bodies of corporate law than the BVI. There is no statutory recognition in the BVI of judgments obtained in the U.S., although the courts of the BVI will in certain circumstances recognize and enforce a non-penal judgment of a foreign court of competent jurisdiction without retrial on the merits. As a result of all of the above, public members may have more difficulty in protecting their interests in the face of actions taken by management, members of the board of directors or controlling members than they would as members of a U.S. public company.

Leet BVI is subject to changing law and regulations regarding regulatory matters, corporate governance and public disclosure that have increased both our costs and the risk of non-compliance

Leet BVI is subject to rules and regulations by various governing bodies, including, for example, the Securities and Exchange Commission, which are charged with the protection of investors and the oversight of companies whose securities are publicly traded, and to new and evolving regulatory measures under applicable law, including the laws of the BVI. Leet BVI's efforts to comply with new and changing laws and regulations have resulted in and are likely to continue to result in, increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities.

Moreover, because these laws, regulations and standards are subject to varying interpretations, their application in practice may evolve over time as new guidance becomes available. This evolution may result in continuing uncertainty regarding compliance matters and additional costs necessitated by ongoing revisions to our disclosure and governance practices. If Leet BVI fail to address and comply with these regulations and any subsequent changes, it may be subject to penalty and its business may be harmed.

Handling of mail

Mail addressed to Leet BVI and received at its registered office will be forwarded unopened to the forwarding address supplied by Leet BVI to be dealt with. None of Leet BVI, its directors, officers, advisors or service providers (including the organization which provides registered office services in the BVI) will bear any responsibility for any delay howsoever caused in mail reaching the forwarding address.

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Leet BVI is a foreign private issuer within the meaning of the rules under the Exchange Act, and as such, is exempt from certain provisions of the securities rules and regulations in the U.S. applicable to U.S. domestic public companies.

Because Leet BVI qualifies as a foreign private issuer under the Exchange Act, it is exempt from certain provisions of the securities rules and regulations in the U.S. that are applicable to U.S. domestic issuers, including the rules under the Exchange Act requiring the filing with the SEC of quarterly reports on Form 10-Q or current reports on Form 8-K, the sections of the Exchange Act requiring insiders to file public reports of their stock ownership and trading activities and liability for insiders who profit from trades made in a short period of time, and the selective disclosure rules by issuers of material non-public information under Regulation FD.

Leet BVI will be required to file an annual report on Form 20-F within four months of the end of each fiscal year. Press releases relating to financial results and material events will also be furnished to the SEC on Form 6-K. However, the information Leet BVI will be required to file with or furnish to the SEC will be less extensive and less timely compared to that required to be filed with the SEC by U.S. domestic issuers. As a result, holders of Leet BVI Ordinary Shares and Preferred Shares may not be afforded the same protections or information that would be made available to investors in a U.S. domestic issuer.

Leet BVI’s M&A contains provisions that could make a third-party acquisition difficult.

Leet BVI’s M&A contain certain provisions that could limit the ability of others to acquire control of our company, including provisions that create a class of super-voting stock in the form of Series A Preferred Shares and Series B Preferred Shares and grant to our board of directors the authority to establish and issue from time to time one or more series of Preferred Shares, and to designate the price, rights, preferences, privileges and restrictions of such Preferred Shares, without any further vote or action by our shareholders and to determine, with respect to any series of Preferred Shares, the terms and rights of that series which may be greater than the rights of our Ordinary Shares. The provisions could have the effect of depriving holders of our Ordinary Shares the opportunity to sell their Ordinary Shares at a premium over the prevailing market price by discouraging third parties from seeking to obtain control of Leet BVI in a tender offer or similar transactions.

OTCQB not a Recognised Exchange under the laws of the British Virgin Islands

Under the laws of the British Virgin Islands, OTCQB is not designated as a "recognised exchange" for the purposes of the Securities and Investment Business Act. As a consequence of this, there will be an additional administrative obligation on Leet BVI which would not be required in the event that OTCQB were a designated recognised exchange, and which may lead to additional administrative costs that will need to be borne by Leet BVI.

Risks Related to Our Business, Operations of Financial Conditions

We are an early-stage company operating in a newly developing industry with limited resources.

The Company officially launched its commercial service (Matchroom) in Malaysia in January 2019. Because the Company has a limited operating history, you should consider and evaluate our operating prospects in light of the risks and uncertainties frequently encountered by early-stage companies in rapidly evolving markets. These risks include:

•	That we may not have sufficient capital to achieve our growth strategy;

•	That we may not develop our product and service offerings in a manner that enables us to be profitable and meet our customers' requirements;

•	That our growth strategy may not be successful; and

•	That fluctuations in our operating results will be significant relative to our revenues

These risks are described in more detail below. Our future growth will depend substantially on our ability to address these, and the other risks described in this section. If we do not successfully address these risks, our business could be significantly harmed.

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We have a history of net losses, may incur substantial net losses in the future and may not achieve profitability.

Although we have begun to generate revenues, we have incurred significant losses since inception. We expect to incur increased costs to implement our business plan and increase revenues, such as costs relating to expanding our subscribers’ growth.

If our revenues do not increase to offset these additional expenses, or if we experience unexpected increases in operating expenses, we will continue to incur significant losses, and will not become profitable. If we are not able to significantly increase our revenues, we will likely not be able to achieve profitability in the future.

Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern.  If we do not continue as a going concern, investors could lose their entire investment.

Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern. If we do not generate sufficient revenues, do not achieve profitability, or do not have other sources of financing for our business, we may have to curtail or cease our development plans and operations, which could cause investors to lose the entire amount of their investment.

Increasing competition within our emerging industry could have an impact on our business prospects.

The e-sports industry is the latest high growth industry on which many are looking to capitalize. Consequently, it is becoming a very competitive industry, with new competitors frequently entering the market.

These competing companies may have significantly greater financial and other resources than we have and may have been developing their products and services longer and more successfully than we have been developing ours. Although we are differentiated from our competitors by focusing on emerging markets and leveraging on the mobile carrier network, increased competition may still have a negative impact on our profit margins.

The eSports industry is also becoming intensely more competitive from a tech perspective. Successful competitors of ours typically have better networking or deep integrations with game developers mainly in the US that give them a competitive edge. As these competitors have an established base of market operation, moving towards emerging markets may be their respective future strategies.

Increasing competition affects a majority of the participants in the eSports market, as users are increasingly more driven by instant gratification and gaming tools that are user friendly, while brands/organizations are interested in enhancing cost control and revenue generation.

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Our operating results may fluctuate in future periods, which may adversely affect our stock price.

Our operating results have been in the past, and will continue to be, subject to quarterly and annual fluctuations as a result of numerous factors, some of which may contribute to more pronounced fluctuations in an uncertain global economic climate. These factors include:

•	Fluctuations in demand for our products and services, especially with respect to telecommunications service providers and internet businesses, in part due to changes in the global economic climate

•	Changes in sales and implementation cycles for our products and reduced visibility into our customers’ spending plans and associated revenue

•	Our ability to attract and retain customers

•	Price and product competition in the e-sports industries, which can change rapidly due to technological innovation and different business models

•	The overall movement toward industry consolidation among both our competitors and our customers

The markets in which we compete are intensely competitive.

The markets in which we compete are characterized by rapid change, converging technologies, and a migration to networking and communications solutions that offer relative advantages. These market factors represent a competitive threat to us. We compete with numerous vendors in each product category. The overall number of our competitors providing niche product solutions may increase. Also, the identity and composition of competitors may change as we increase our activity in markets for our products and in our priorities.

Industry consolidation may lead to increase competition and may harm our operating results.

There has been a trend towards industry consolidation in our industry for several years. We expect this trend to continue as companies attempt to strengthen or hold their market positions in an evolving industry, and as companies are acquired or are unable to continue operations. Companies that are strategic alliance partners in some areas of our business may acquire or form alliances with our competitors, thereby reducing their business with us. We believe that industry consolidation may result in stronger competitors that are better able to compete for customers. This could lead to more variability in our operating results and could have a material adverse effect on our business, operating results, and financial condition.

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Economic conditions in certain international markets could adversely affect demand for the products we sell.

Sales of our products involve discretionary spending by consumers. Consumers are typically more likely to make discretionary purchases, including paying to participate or watch, when there are favorable economic conditions; this of course also extends to the brands, sponsors, and telecommunications partners that we plan to most leverage through Matchroom.

Consumer spending may be affected by many economic and other factors outside of the Company’s control. Some of these factors include consumer disposable income levels, consumer confidence in current and future economic conditions, levels of employment, consumer credit availability, consumer debt levels, inflation, political conditions and the effect of weather, natural disasters, public health crises, including the recent outbreak of the coronavirus (or COVID-19), and civil disturbances.

The extent to which the coronavirus impacts our results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact, among others. These and other economic factors could adversely affect demand for our products, which may negatively impact our business, results of operations and financial condition.

The e-sports industry has historically been relatively sensitive to external pressure; potentially affected by level of prize pools, introduction of new games, consoles, and technologies that may negatively impact the demand for existing products or our pre-owned businesses.

The e-sports industry has historically been sensitive to external pressures, especially in response to the level of prize pools across recent competitions, introduction and/or retirement of game titles, consumer preferences, adoption of new technologies/platforms, and more.

These kinds of changes typically favor the most innovative and better capitalized businesses that are able to maintain their competitive edge by keeping up with the times and giving the customers what they want.

Technological advances in the delivery and types of e-sports competition, as well as changes in consumer behavior related to these new technologies, have and may continue to lower our sales.

Technological advances in the tools that facilitate an e-sports competition, as well as changes in consumer behavior related to these new technologies, have and may continue to lower our sales.

As our competitors implement more tools that can better deliver and facilitate high quality e-sports experiences, our customers may no longer choose to perform their business with us, thereby negatively impacting our sales and business performance.

If we fail to keep pace with changing industry technology and consumer preferences, we will be at a competitive disadvantage.

The interactive entertainment industry is characterized by swiftly changing technology, evolving industry standards, frequent new and enhanced product introductions, rapidly changing consumer preferences and product obsolescence.

Games, and by association e-sports, are now played on a wide variety of mediums, including mobile phones, tablets, social networking websites, and more. This is especially true when it comes to the great exodus of serious gamers from the more traditional PC and console gaming to the newer mobile devices.

In order to continue to compete effectively in the e-sports industry, we need to respond effectively to these changes and understand their impact on our customers’ preferences. However, it may take significant time and resources to respond to these technological changes and the resulting effects on consumer behavior. Our business and results of operations may be negatively impacted if we fail to keep pace with these changes.

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As a seller of certain consumer products, we are subject to various federal, state, local, and international laws, regulations, and statutes.

While we take steps to comply with these laws, there can be no assurance that we will be in total compliance, and failure to comply with these laws could result in litigation, regulatory action and penalties which could have a negative impact on our business, financial condition, and results of operations. In addition, our partners and stakeholders might not adhere to the necessary policies, rendering our business susceptible to legal lawsuits which can severely impact our profitability.

Failure to attract and retain executive officers and other key personnel could materially adversely affect our financial performance.

Our success depends upon our ability to attract, motivate, and retain a highly trained and engaged workforce, including key executives, management and skilled merchandising, marketing, financial, and administrative personnel. In addition, the turnover rate in the industry is relatively high, and there is an ongoing need to recruit and train new employees.

Factors that affect our ability to maintain sufficient numbers of qualified employees include employee morale, our reputation, unemployment rates, competition from other employers and our ability to offer appropriate compensation packages. Our inability to recruit a sufficient number of qualified individuals or our failure to retain key executive officers and other employees in the future may have a negative impact on our business and results of operations.

The market price of our common stock is volatile and may continue to fluctuate significantly, which could result in substantial losses for stockholders.

The market price of our common stock has been, and may continue to be, subject to significant fluctuations. Among the factors that may cause the market price of our common stock to fluctuate are the risks described in this “Risk Factors” section and other factors, including:

•	fluctuations in our operating results or the operating results of our competitors;
•	changes in estimates of our financial results or recommendations by securities analysts;
•	variance in our financial performance from the expectations of securities analysts;
•	changes in the estimates of the future size and growth rate of our markets;
•	changes in accounting principles or changes in interpretations of existing principles, which could affect our financial results;
•	conditions and trends in the markets we currently serve or which we intend to target with our product candidates;
•	changes in general economic, industry and market conditions;
•	the impact of the COVID-19 impact, including the magnitude, severity, duration, and uncertainty of the downturn in the domestic and global economies and financial markets;
•	success of competitive products and services;
•	changes in market valuations or earnings of our competitors;
•	announcements of significant new products, contracts, acquisitions or strategic alliances by us or our competitors;
•	our continuing ability to list our securities on an established market or exchange;
•	the timing and outcome of regulatory reviews and approvals of our products;
•	the commencement or outcome of litigation involving our company, our general industry or both;
•	changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;
•	actual or expected sales of our common stock by the holders of our common stock; and
•	the trading volume of our common stock.

In addition, the financial markets may experience a loss of investor confidence or otherwise experience continued volatility and deterioration due to the COVID-19 pandemic. A loss of investor confidence may result in extreme price and volume fluctuations in our common stock that are unrelated or disproportionate to the operating performance of our business, our financial condition, or results of operations, which may materially harm the market price of our common stock and result in substantial losses for stockholders.

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Future sales of our common stock could cause dilution, and the sale of such common stock, or the perception that such sales may occur, could cause the price of our stock to decline.

Sales of additional shares of our common stock, as well as securities convertible into or exercisable for common stock, could result in substantial dilution to our stockholders and cause the market price of our common stock to decline. An aggregate of 152,899,640 shares of common stock were outstanding as of November 14th, 2022. There are no outstanding options or warrants to purchase shares of our common stock. A substantial majority of the outstanding shares of our common stock are freely tradable without restriction or further registration under the Securities Act.

We may sell additional shares of common stock, as well as securities convertible into or exercisable for common stock, in subsequent public or private offerings. We may also issue additional shares of common stock, as well as securities convertible into or exercisable for common stock, to finance future acquisitions. We will need to raise additional capital in order to initiate or complete additional development activities for all of our product candidates, or to pursue additional disease indications for our product candidates, and this may require us to issue a substantial amount of securities (including common stock as well as securities convertible into or exercisable for common stock). There can be no assurance that our capital raising efforts will be able to attract the capital needed to execute on our business plan and sustain our operations. Moreover, we cannot predict the size of future issuances of our common stock, as well as securities convertible into or exercisable for common stock, or the effect, if any, that future issuances and sales of our securities will have on the market price of our common stock. Sales of substantial amounts of our common stock, as well as securities convertible into or exercisable for common stock, including shares issued in connection with an acquisition or securing funds to complete any clinical trial plans, or the perception that such sales could occur, may result in substantial dilution and may adversely affect prevailing market prices for our common stock.

Regulation of penny stocks.

The SEC has adopted a number of rules to regulate "penny stocks." Because the securities of the Company may constitute "penny stocks" within the meaning of the rules (as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, other than a security registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in that security are provided by the exchange or system), the rules would apply to the Company and to its securities. The SEC has adopted Rule 15g-9 which established sales practice requirements for certain low-price securities. Unless the transaction is exempt, it shall be unlawful for a broker or dealer to sell a penny stock to, or to effect the purchase of a penny stock by, any person unless prior to the transaction: (i) the broker or dealer has approved the person's account for transactions in penny stock pursuant to this rule and (ii) the broker or dealer has received from the person a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stock, the broker or dealer must: (a) obtain from the person information concerning the person's financial situation, investment experience, and investment objectives; (b) reasonably determine that transactions in penny stock are suitable for that person, and that the person has sufficient knowledge and experience in financial matters that the person reasonably may be expected to be capable of evaluating the risks of transactions in penny stock; (c) deliver to the person a written statement setting forth the basis on which the broker or dealer made the determination (i) stating in a highlighted format that it is unlawful for the broker or dealer to affect a transaction in penny stock unless the broker or dealer has received, prior to the transaction, a written agreement to the transaction from the person; and (ii) stating in a highlighted format immediately preceding the customer signature line that (A) the broker or dealer is required to provide the person with the written statement and (B) the person should not sign and return the written statement to the broker or dealer if it does not accurately reflect the person's financial situation, investment experience, and investment objectives; and (d) receive from the person a manually signed and dated copy of the written statement.

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It is also required that disclosure be made as to the risks of investing in penny stock and the commissions payable to the broker-dealer, as well as current price quotations and the remedies and rights available in cases of fraud in penny stock transactions. Statements, on a monthly basis, must be sent to the investor listing recent prices for the "penny stock" and information on the limited market. Shareholders should be aware that, according to SEC Release No. 34- 29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include: (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid ask differential and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. The Company's management is aware of the abuses that have occurred historically in the penny stock market. Although the Company does not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to the Company's securities.

Risks Related to Our Ordinary Shares

The market for Ordinary Shares of Leet BVI may differ from the market for shares of Leet common stock, and the market price and trading volume of Ordinary Shares of Leet BVI may be volatile.

We intend to list the Leet BVI Ordinary Shares on the OTCQB under the symbol “LTES,” the same trading symbol under which the shares of Leet common stock are currently listed on the OTCQB. The market price, trading volume or volatility of the Leet BVI shares could be different from those of the Leet shares.

The market price of our Ordinary Shares may be influenced by many factors, some of which are beyond our control, including those described above and the following:

•	changes in financial estimates by analysts and our inability to meet those financial estimates;

•	strategic actions by us or our competitors;

•	announcements by us or our competitors of significant contracts, acquisitions, joint marketing relationships, joint ventures or capital commitments;

•	variations in our quarterly operating results and those of our competitors;

•	general economic and stock market conditions;

•	risks related to our business and our industry, including those discussed above;

•	changes in conditions or trends in our industry, markets or customers;

•	terrorist acts;

•	future sales of our Ordinary Shares or other securities; and

•	investor perceptions of the investment opportunity associated with our Ordinary Shares relative to other investment alternatives.

These broad market and industry factors may materially reduce the market price of our Ordinary Shares, regardless of our operating performance. In addition, price volatility may be greater if the public float and trading volume of Leet BVI’s Ordinary Shares is low.

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If securities or industry analysts do not publish research or reports about our business, if they adversely change their recommendations regarding our stock or if our operating results do not meet their expectations, our stock price could decline.

The trading market for our Ordinary Shares will be influenced by the research and reports that industry or securities analysts publish about us or our business. If one or more of these analysts cease coverage of our company or fail to publish reports on us regularly, we could lose visibility in the financial markets, which in turn could cause our stock price or trading volume to decline.

We cannot assure you that we will pay dividends in the future, and our indebtedness could limit our ability to pay dividends on our Ordinary Shares.

We have never nor do we intend to pay dividends in the near future. The declaration and amount of all dividends will be at the discretion of our board of directors and will depend upon many factors, including our financial condition, results of operations, cash flows, prospects, industry conditions, capital requirements of our business, covenants associated with certain debt obligations, legal requirements, regulatory constraints, industry practice and other factors the board of directors deems relevant. See “Trading Market and Dividend Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus/proxy statement. There can be no assurance that we will pay a dividend in the future.

Transferability of Shares.

OTCQB is not designated as a "recognised exchange" for the purposes of the Securities and Investment Business Act, any shares in Leet BVI will not benefit from the provisions of the Securities and Investment Business Act which relate to the transferability of shares in the Leet BVI whilst listed on a recognised exchange. As such, any transfer of shares in Leet BVI would need to be made by way of the registration if such shares with a brokerage which would take legal title to such shares and thereby allow the beneficial title in such shares to be transferred in accordance with the rules of OTCQB, or, such transfer would be required to be made by a written instrument of transfer signed by the transferor and containing the name and address of the transferee.

Our business, investor confidence in our financial results and stock price may be adversely affected if our internal controls are not effective. We periodically evaluate and test our internal control over financial reporting to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act. Our management has concluded that our internal control over financial reporting was effective as of December 31, 2021. If in the future we are unable to report that our internal control over financial reporting is effective, investors, customers and business partners could lose confidence in the accuracy of our financial reports, which could in turn have a material adverse effect on our business, investor confidence in our financial results may weaken, and our stock price may suffer.

Management’s Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) under the Securities Exchange Act. Our management is also required to assess and report on the effectiveness of our internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”). Management assessed the effectiveness of our internal control over financial reporting as of December 31, 2021. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control – Integrated Framework (“2013 Framework”) issued in 2013. During our assessment of the effectiveness of internal control over financial reporting as of December 31, 2021, management identified material weaknesses related to (i) the U.S. GAAP expertise of our internal accounting staff and chief financial officer, (ii) our internal audit functions, (iii) a lack of segregation of duties within accounting functions, and (iv) recognition error on accounting for revenue. The material weakness on revenue recognition error resulted in material misstatements to the unaudited condensed consolidated financial statements as of and for the period ending June 30, 2021 and September 30, 2021.In consequence, our internal controls over financial reporting were not effective at December 31, 2021.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. A significant deficiency is a deficiency, or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of the company’s financial reporting.

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Remediation Plan

Management has implemented remediation steps to improve our internal control over financial reporting. Specifically, we expanded and improved our review process for revenue related transactions and contracts with our customers and ASC 606. We plan to further improve this process by enhancing access to accounting literature, identification of third-party professionals with whom to consult regarding complex accounting applications and consideration of additional staff with the requisite experience and training to supplement existing accounting professionals.

In light of these material weaknesses, we performed additional analyses and procedures in order to conclude that our consolidated financial statements for the years ended December 31, 2021 and 2020 included in this Annual Report on Form 10-K were fairly stated in accordance with the U.S. GAAP. Accordingly, management believes that despite our material weaknesses, our consolidated financial statements for the years ended December 31, 2021 and 2020 are fairly stated, in all material respects, in accordance with the U.S. GAAP.

This Annual Report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by our registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management's report. These Material Weakness that were previously identified have not yet been remediated as of the most recent period for which financial information has been presented.

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CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus includes “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this proxy statement/prospectus regarding any expected benefits, effects or results of the Redomicile Transaction, the timing of the Redomicile Transaction, the tax and accounting treatment of the Redomicile Transaction and expenses related to the Redomicile Transaction, our operations, costs and effective tax rates going forward, and our financial position, business strategy, plans and objectives for future operations and industry conditions, are forward-looking statements. The forward- looking statements can be identified by the use of forward-looking terminology including “may,” “expect,” “anticipate,” “estimate,” “continue,” “believe,” or other similar words.

The following factors could cause actual results to differ materially from those expressed in the forward-looking statements included in this proxy statement/prospectus:

•	an inability to realize expected benefits from the Redomicile Transaction or the occurrence of difficulties in connection with the Redomicile Transaction;

•	costs related to the Redomicile Transaction, which could be greater than expected;

•	the risk that a condition to closing of the Redomicile Transaction may not be satisfied;

•	changes in tax law, tax treaties or tax regulations or the interpretation or enforcement thereof, including taxing authorities not agreeing with our assessment of the effects of such laws, treaties and regulations;

•	whether or not markets for our products develop and, if they do develop, the pace at which they develop;

•	our ability to attract and retain the qualified personnel to implement our growth strategies;

•	our ability to fund our short-term and long-term operating needs;

•	changes in our business plan and corporate strategies; and

•	factors discussed under “Risk Factors” and “Approval of the Merger Agreement—Background and Reasons for the Redomicile Transaction” and elsewhere in this proxy statement/prospectus.

Such risks and uncertainties are beyond our ability to control, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks before deciding how to vote.

All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we do not undertake any obligation to publicly update or revise any forward-looking statements except as required by law.

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PROPOSAL:

APPROVAL OF THE MERGER AGREEMENT

The following includes a summary of the material provisions of the Merger Agreement, a copy of which is attached as Annex A and incorporated by reference into this proxy statement/prospectus. We encourage you to read the Merger Agreement in its entirety. In the event of any discrepancy between the terms of the Merger Agreement and the following summary, the Merger Agreement will control.

Introduction

The Merger Agreement you are being asked to adopt at the Special Meeting provides for a merger Leet BVI with and into Leet, with Leet BVI surviving the Redomicile Transaction. The Redomicile Transaction will result in your shares of Leet common stock and preferred stock being exchanged into Ordinary Shares and Preferred Shares of Leet BVI, which thereby effectively change the place of incorporation of our publicly traded parent company from Delaware to the BVI.

After the Redomicile Transaction, you will continue to own an interest in a parent company that will continue to conduct, through its wholly owned subsidiaries, the same businesses as conducted by Leet Technology Inc. and Leet Entertainment Sdn Bhd before the Redomicile Transaction. The number of shares you will own immediately after the Redomicile Transaction will be the same as the number of shares you owned in Leet immediately prior to the Redomicile Transaction. Further, the number of outstanding Ordinary Shares and Preferred Shares of Leet BVI will be the same as the number of outstanding shares of Leet common stock and preferred stock immediately before consummation of the Redomicile Transaction.

As of November 14, 2022, the record date for the Special Meeting, there were 152,899,640 shares of Leet common stock outstanding. For a description of the Ordinary Shares of Leet BVI, see “Description of Leet BVI’s Share Capital.”

The Parties to the Redomicile Transaction

The parties to the Redomicile Transaction are Leet and Leet BVI, a wholly-owned subsidiary of Leet organized under the laws of the BVI.

Leet. We are a holding company and parent to two subsidiaries: Leet Entertainment Sdn Bhd and Leet BVI. Currently, we have no principal business other than LTL’s business: developing and operating platforms focused on eSports. Through them, we operate a community eSport gaming platform called Matchroom.net, which was launched in January 2019, which provides a wide range of gaming and digital entertainment services to the Asia Pacific community. As more fully described in our Form 10-K filed with the Securities and Exchange Commission on April 15, 2022, herein incorporated by reference, before transitioning to the eSports industry. On April 4, 2022, we sold all 10,000 shares we held in Leet Technology Limited, and its wholly owned subsidiary Leet Entertainment Group Limited, to Mr. Song for $10,000 at part of our plans to restructure and simplify our corporate structure. With the completion of this corporate restructure, Leet shall have only one wholly owned Malaysian subsidiary, Leet Entertainment Sdn Bhd and one wholly-owned BVI subsidiary, Leet BVI. Prior to the corporate restructure, Leet Entertainment Group Limited, a wholly owned subsidiary of Leet Technology Limited, transferred all its assets, liabilities, and business operations to Leet Entertainment Sdn Bhd with the approval by the board of directors. As such, the main business activities of Leet remain unchanged.

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•	Our Product Portfolio. Matchroom is our flagship product. It was first released to the public in January 2019 as the pioneering and premier eSports platform in Malaysia. Today, it is quickly expanding to many South and Southeast Asian nations through strategic partnerships. MAVERICK is a modular-based white label platform. Through our proprietary technology, we offer white-label solutions to our Information & Communications Technology (“ICT”) partners and Over The Top (“OTT”) companies by enhancing their brands to better engage, retain and monetize their user base. Our white label service allows brands & businesses to better engage, retain, and generate additional income streams from their clientele base. Each platform is fully customizable, highly localizable and easily integrated onto your existing applications or platforms. We assist and provide support to brands and businesses in their daily operations and scaling. We manage the platform behind-the-scenes, leveraging on our experience and expertise.

•	Market, Customer and Distribution Methods. Our focus encompasses the emerging markets (South East Asia, Middle East, and South Asia) in terms of geography, and users between the ages of 17 – 35. As most of these markets are mobile-centric, our focus is mainly towards mobile e-sport tournaments. As such, we also focus on working with mobile network operators in our target markets, as they have direct access to their mobile subscribers, which are our target audience as well.

•	Government Regulation. We will be required to comply with all regulations, rules and directives of governmental authorities and agencies in any jurisdiction in which we conduct our current business. As of now, there are no additional required government approvals which we must obtain.

•	Competition. Currently, most of our competitors are localized in the markets where we penetrated. So far, most if not all our competitors focus on one area only. Either they are end user platform or a white label platform. For Matchroom, we have more competitors but mainly localized to the country they reside in. We have Yamisok in Indonesia, ESPL in Singapore, MESF in Malaysia and Mogul.gg out of Australia. Due to language barriers, payments and differences in cultures, large competitors tend to look at the home countries to build their brand and partners. For white label services, we have two main competitors which is Technineer (telco focused) in Malaysia and Goama (OTT focused) in Singapore that has been whitelabelling either an esports or an arcade platform for both Telco and OTT operators. The white label platform services remain a niche sector as of now as it is often a slow and tedious process of onboarding with telco and payment terms of being 90 days. For most companies this is a deterrent to enter. However, this is still a race as once you are onboarded, you tend to be operating with the telco over a long period of time.

•	Employees. As of December 31, 2021, we had approximately 26 full-time employees based in Malaysia, 2 full-time employees based in Vietnam, 3 full-time employees based in the Philippines, and 4 full-time employees based in Indonesia. We have never experienced a work stoppage. As of December 31, 2020, we had approximately 14 full-time employees based in Malaysia, 2 full-time employees based in the Philippines. We have never experienced a work stoppage.

•	Description of Properties. Our principal executive offices under lease are located at 805, 8th Floor, Menara Mutiara Majestic, 15 Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia. Our telephone number is +603 7783 1636. We have no present intention of acquiring other facilities during our development stage. We do not currently have any investment or interests in any real estate, nor do we have investments or an interest in any real estate mortgages or securities of persons engaged in real estate activities.

The principal executive offices of Leet are currently located at Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia, and the telephone number at that address is (603) 7783 1636.

Leet BVI: Leet BVI was incorporated in the BVI as a BVI Business Company on December 13, 2021. Its registered office is located in the offices of Maples Corporate Services (BVI) Limited, Kingston Chambers, PO Box 173, Road Town, Tortola, BVI, and the telephone number is 284-852-3000. Its principal place of business is Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia. Leet BVI’s telephone number at its principal place of business is +(603) 7783 1636.

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Background and Reasons for the Redomicile Transaction

In 2021, we commenced a strategic review, with the support of legal, financial, accounting and other advisors, to assess opportunities to improve our corporate structure; and from this review resulted the proposed Redomicile Transaction. In evaluating the Redomicile Transaction, the Leet board of directors consulted with Leet’s senior management and advisors, reviewed a significant amount of information, considered a number of factors and concluded in its business judgment that the Redomicile Transaction is in the best interests of Leet shareholders and best positions for sustainable shareholder value creation.

We expect that a substantial portion of the future opportunities in our business will arise in non-U.S. markets. The Redomicile Transaction is intended to position us to benefit from these opportunities. Our business is primarily conducted outside of the U.S, and all of our major customers being located in Malaysia, India, Cambodia, and the Philippines.

We believe that restructuring Leet as a BVI company will give us competitive advantages not available to a U.S. corporation and will be more consistent with our business operations. We also believe that the legal and regulatory systems in the BVI will provide us certain advantages over the comparative systems in the U.S.

In particular, we believe that the primary benefits available to us from the Redomicile Transaction are as follows.

•	A more effective corporate structure has the potential to lower our cost of capital, which could in turn enhance our ability to pursue incremental growth projects.

•	The new corporate structure would not change our future operational plans to grow our business. However, organizing under a BVI parent is expected to permit us to expand internationally with greater efficiency than we could achieve under our existing corporate structure and, therefore, may facilitate the growth of our business as opportunities arise.

Although we expect the Redomicile Transaction to provide us the benefits described above, the Redomicile Transaction will expose Leet and its shareholders to some risks. Our board of directors was cognizant of and considered a variety of negative or potentially negative factors, including the possibility of uncertainty created by the Redomicile Transaction and the change in our legal domicile, the fact that we expect to incur costs to complete the Redomicile Transaction, the fact that BVI corporate law imposes different and additional obligations on us, and other risks discussed in the discussion under “Risk Factors.” After completing its review of the expected benefits and the potential advantages of the Redomicile Transaction, our board of directors unanimously (1) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Redomicile Transaction, are advisable and in the best interests of Leet and its stockholders, (2) approved the Redomicile Transaction and the Merger Agreement and (3) resolved to recommend adoption of the Merger Agreement to stockholders of Leet. Nevertheless, we cannot assure you that the anticipated benefits of the Redomicile Transaction will be realized.

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The Redomicile Transaction

There are several principal steps to effect the Redomicile Transaction:

•	Stockholders vote on the Redomicile Transaction at the Special Meeting of stockholders;

•	If the Redomicile Transaction is approved by the requisite vote of our stockholders at the Special Meeting and the other conditions to closing are satisfied:

•	Leet will merge into Leet BVI, with Leet BVI surviving the merger;

•	as consideration in the Redomicile Transaction, each share of Leet common stock or preferred stock you hold immediately prior to the effective time of the Redomicile Transaction will be effectively transferred to Leet BVI and converted into one Ordinary Share or Preferred Share of Leet BVI, as the case may be; and

•	as a result, you will become a shareholder of Leet BVI, and your rights will be governed by Leet BVI’s M&A, a form of which is attached to this proxy statement/prospectus as Annex B, and BVI law.

We currently anticipate that the Redomicile Transaction will become effective in the fourth quarter of 2022, although we may abandon the Redomicile Transaction at any time prior to its completion, including after obtaining stockholder approval.

Additional Agreements

Pursuant to the Merger Agreement, Leet and Leet BVI have agreed, among other things, that Leet BVI will assume certain stock-based compensation plans that are sponsored by Leet, and we will amend such plans in order to permit the issuance or delivery of Ordinary shares/Preferred Shares thereunder, instead of shares of Leet common stock/ preferred stock.

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Conditions to Completion of the Redomicile Transaction

The Redomicile Transaction will not be completed unless the following conditions, among others, are satisfied:

•	the SEC has declared the registration statement on Form S-4 that includes this proxy statement/prospectus effective, and no stop order with respect thereto is in effect;

•	the Merger Agreement is adopted by the requisite vote of stockholders;

•	the Ordinary Shares and the Preferred Shares to be issued pursuant to the Redomicile Transaction are authorized for listing on the OTCQB, subject to official notice of issuance;

•	Leet receives an opinion from Maples & Calder, as of the effective date of the Redomicile Transaction, confirming the matters discussed under “Material Tax Considerations—Material BVI Tax Considerations”;

•	the applicable conditions under the Merger Agreement are satisfied;

•	none of the parties to the Merger Agreement is subject to any decree, order or injunction that prohibits the consummation of the Redomicile Transaction;

•	other than the filing of the certificate of merger with the Delaware Secretary of State and registration of a copy of the articles of merger of Leet BVI with the Registrar of Corporate Affairs in the BVI, all material consents and authorizations of, filings or registrations with, and notices to, any governmental or regulatory authority required to consummate the Redomicile Transaction, including any required filings under applicable U.S. state law and BVI laws, have been obtained or made; and

•	all consents of any third party required to consummate the Redomicile Transaction have been obtained.

In addition, the expected timing for the completion of the Redomicile Transaction may be impacted by other conditions described in this proxy statement/prospectus. We cannot be certain when, or if, the conditions to the Redomicile Transaction will be satisfied or waived, or that the Redomicile Transaction will be completed.

Termination

We may decide to terminate the Merger Agreement and abandon the Redomicile Transaction at any time prior to the effective time of the Redomicile Transaction by action of our board of directors.

Management of Leet BVI

Prior to the completion of the Redomicile Transaction, the officers and directors of Leet will be appointed as the officers and directors of Leet BVI Leet’s directors will carry their terms of office over to the Leet BVI board of directors.

If the Redomicile Transaction is completed, the members of the Leet BVI board of directors will serve until the earlier of their successors being elected or their removal, death, disability or retirement.

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Interests of Certain Persons in the Redomicile Transaction

We do not believe that any of our directors or executive officers have interests in the Redomicile Transaction that are different from the interests of our stockholders generally. No change of control payments or additional compensation will be payable to our directors or executive officers in connection with the Redomicile Transaction.

Recommendation and Required Vote

At a special meeting held on November 11 2022, the Leet board of directors unanimously (1) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Redomicile Transaction, are advisable and in the best interests of Leet and its stockholders, (2) approved the Redomicile Transaction and the Merger Agreement and (3) resolved to recommend adoption of the Merger Agreement to stockholders of Leet. Accordingly, the Leet board of directors recommends that the stockholders of Leet vote “FOR” the Redomicile Proposal.

As of the record date, there were 152,899,640.00 shares of Leet common stock outstanding and entitled to vote. As of such date, our directors and executive officers and their affiliates directly owned, in the aggregate, approximately 115, 417,521 of such shares. This represents approximately 75.49%   of the common stock of Leet. Our directors and executive officers have indicated that they intend to vote their shares in favor of the Redomicile Proposal at the Special Meeting, although none of them have entered into any agreements obligating them to do so.

Comparison of Rights of Holders of Shares of Leet Common Stock with Holders of Ordinary shares of Leet BVI

The completion of the Redomicile Transaction will change the governing corporate law that applies to stockholders of our parent company from Delaware law to BVI law. The legal system governing corporations organized under BVI law differs from the legal system governing corporations organized under Delaware law. Leet BVI's M&A differ materially from Leet’s certificate of incorporation and bylaws, both in form and substance. We summarize the material differences between the governing documents for Leet and Leet BVI, and the changes in your rights as a shareholder resulting from the Redomicile Transaction, under “Comparison of Rights of Shareholders.”

Notwithstanding the differences in the governing documents between Leet and Leet BVI, we believe that BVI law and the Leet BVI's M&A as a whole adequately safeguard the rights of stockholders of Leet.

The characteristics of and the differences between shares of Leet common stock and the Ordinary Shares of Leet BVI are summarized under “Description of Leet BVI’s Share Capital” and “Comparison of Rights of Shareholders.”

Regulatory Matters

Other than the filing of the certificate of merger with the Delaware Secretary of State and the registration of a copy of the articles of merger of Leet BVI with the Registrar of Corporate Affairs in the BVI, we are not aware of any governmental approvals or actions that are required to complete the Redomicile Transaction other than compliance with U.S. federal and state securities laws, and various provisions of BVI laws.

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Appraisal Rights

Appraisal rights are available to stockholders of Leet in connection with the Redomicile Transaction.

Exchange of Shares

The exchange of shares of Leet common stock and preferred stock into Leet BVI’s Ordinary Shares and Preferred Shares will occur automatically at the completion of the Redomicile Transaction.

Beneficial holders of shares held in “street name” through a bank, broker or other nominee and record owners of shares held in book-entry form will not be required to take any action. Your ownership of Ordinary Shares and Preferred Shares of Leet BVI will be recorded in book-entry form by your nominee (for shares held in “street name”) or by VStock Transfer LLC, our transfer agent (for shares held by record owners in book-entry form), without the need for any additional action on your part. Holders of record who hold their shares in book-entry form will receive a statement of their holdings in Leet BVI after the Redomicile Transaction.

Following the Redomicile Transaction, Holders who submit Leet certificates for transfer or exchange following the Redomicile Transaction will receive Leet BVI Ordinary Shares in book-entry form unless otherwise requested and approved by the directors of Leet BVI.

Share Compensation Plans

As of the completion of the Redomicile Transaction, Leet BVI will adopt and assume and become the plan sponsor of each stock-based compensation plan and agreement of Leet.

At the effective time of the Redomicile Transaction and pursuant to the terms of the Merger Agreement, all outstanding options to purchase shares of Leet common stock/ preferred stock and all outstanding restricted stock awards and other equity-based awards granted to employees and directors by Leet or any of its subsidiaries under our equity incentive plans prior to the effective time of the Redomicile Transaction will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equal number of Ordinary Shares/Preferred Shares. All of such equity-based awards will generally be subject to the same terms and conditions as were applicable to such awards immediately prior to the effective time of the Redomicile Transaction.

Stock Exchange Listing

Leet’s shares are currently listed on the OTCQB. We intend to make an application so that, immediately following the completion of the Redomicile Transaction, the Ordinary Shares of Leet BVI will be listed on the OTCQB under the symbol “LTES,” the same symbol under which the shares of Leet common stock are currently listed. There is currently no established public trading market for the Ordinary Shares of Leet BVI.

Accounting Treatment of the Redomicile Transaction under U.S. GAAP

The Redomicile Transaction will represent a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Leet will be reflected at their carrying amounts in the accounts of Leet BVI at the completion of the Redomicile Transaction.

Impact of Redomicile Transaction on Operating Costs

We do not expect the Redomicile Transaction to have a material effect on our operating costs, including our selling, general and administrative expenses. We believe that the cost of doing business in the BVI is generally comparable to the cost of doing business in the United States.

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MATERIAL TAX CONSIDERATIONS

The information presented under the caption “Material U.S. Federal Income Tax Consequences” below is a discussion of the material U.S. federal income tax consequences (1) to U.S. Holders and non-U.S. Holders (as defined below) of (A) exchanging shares of Leet common stock for Leet BVI shares in the Redomicile Transaction, and (B) owning and disposing of Leet BVI Ordinary Shares received in the Redomicile Transaction and (2) to Leet and Leet BVI of the Redomicile Transaction. The information presented under the caption “Material BVI Tax Considerations” is a discussion of the material BVI income tax consequences.

You should consult your own tax advisor regarding the applicable tax consequences to you of the Redomicile Transaction and of ownership and disposition of the Leet BVI shares under the laws of the U.S. (federal, state and local), the BVI and any other applicable jurisdiction.

Material U.S. Federal Income Tax Consequences

Scope of Discussion

The following discussion summarizes the material U.S. federal income tax consequences of the Redomicile Transaction, and of the holding and disposing of Leet BVI’s Ordinary Shares received by beneficial owners of shares of Leet common stock (“Holders”) in the Redomicile Transaction. This summary does not address any tax aspects other than those pertaining to U.S. federal income taxation, is not a complete analysis or listing of all potential tax consequences of the Redomicile Transaction or of holding and disposing of Leet BVI’s Ordinary Shares and does not address all tax considerations that may be relevant to the particular circumstances of Holders. In particular, the summary addresses only the U.S. federal income tax consequences to Holders who hold their shares of Leet common stock, and who will hold their Ordinary Shares of Leet BVI, solely as capital assets. In addition, the summary does not cover the Medicare tax on “net investment income,” the rules applicable to U.S. federal estate or gift taxes or any aspect of state, local or non-U.S. tax law. Moreover, the summary does not address any tax consequences to Holders who are subject to special rules under U.S. federal income tax laws, such as:

•	banks, financial institutions, underwriters or insurance companies;

•	tax-exempt entities, including an “individual retirement account” or “Roth IRA”;

•	Holders who hold shares as part of a straddle, hedge, wash sale, integrated transaction or conversion transaction;

•	Holders who have been, but are no longer, citizens or residents of the United States;

•	Holders owning shares through a partnership or other fiscally transparent person;

•	dealers or traders in securities, commodities or currencies;

•	grantor trusts;

•	Holders subject to the alternative minimum tax;

•	U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar;

•	regulated investment companies and real estate investment trusts;

•	Holders who received their shares of Leet common stock through the exercise of incentive stock options or through the issuance of restricted stock under an equity incentive plan or through a tax qualified retirement plan or otherwise as compensation;

•	Holders of preferred stock; or

•	Holders who, after the Redomicile Transaction, own (directly or through attribution) 5% or more of the total combined voting power of all classes of shares entitled to vote of Leet BVI.

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This discussion is based on the Internal Revenue Code, the Treasury regulations promulgated thereunder and judicial and administrative interpretations thereof, in each case as in effect and available on the date of this proxy statement/prospectus. Each of the foregoing is subject to change, which change could apply with retroactive effect and could affect the accuracy of the statements and conclusions set forth in this discussion. Leet will not request a ruling from the IRS as to the U.S. federal tax consequences of the Redomicile Transaction, post-Redomicile ownership and disposition of Ordinary Shares of Leet BVI or any other matter. There can be no assurance that the IRS will not challenge any of the U.S. federal tax consequences described below.

The determination of the actual tax consequences of the Redomicile Transaction and of holding and disposing of Ordinary Shares of Leet BVI to a Holder will depend on the Holder’s specific situation. Holders should consult their own tax advisors as to the tax consequences of the Redomicile Transaction, and of the holding and disposing of Ordinary Shares of Leet BVI, based upon their particular circumstances, including the applicability and effect of state, local, non-U.S. or other tax laws and of changes in those laws.

For purposes of this discussion, a “U.S. Holder” is a Holder of shares of Leet common stock, or after the completion of the Redomicile Transaction, Ordinary Shares of Leet BVI, that for U.S. federal income tax purposes is:

•	an individual citizen or resident of the United States;

•	a corporation or other entity taxable as a corporation in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust, if such trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes or if (A) a U.S. court can exercise primary supervision over the trust’s administration and (B) one or more U.S. persons have the authority to control all substantial decisions of the trust.

A “non-U.S. Holder” is a Holder of shares of Leet common stock or, after the completion of the Redomicile Transaction, Ordinary Shares of Leet BVI, other than a U.S. Holder or an entity or arrangement treated as a partnership for U.S. federal income tax purposes (a “Partnership”). If a Partnership is a Holder of shares of Leet common stock or Ordinary Shares of Leet BVI, the tax treatment of a partner in that Partnership generally will depend on the status of the partner and the activities of the Partnership. Holders that are Partnerships and partners in such Partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Redomicile Transaction and the ownership and disposition of Ordinary Shares of Leet BVI.

Material U.S. Federal Income Tax Consequences of the Redomicile Transaction to Leet and Leet BVI

Tax Residence of Leet BVI for U.S. Federal Income Tax Purposes.

Under Section 7874 of the Code, a corporation created or organized outside the United States (i.e., a foreign corporation) will be treated as a U.S. corporation for U.S. federal income tax purposes (and, therefore, a U.S. tax resident and subject to U.S. federal income tax on its worldwide income) when (i) the foreign corporation acquires, directly or indirectly, substantially all of the assets held, directly or indirectly, by a U.S. corporation, (ii) after the acquisition, the stockholders of the acquired U.S. corporation hold at least 80% (by vote or value) of the shares of the foreign corporation by reason of holding shares of the U.S. acquired corporation, and (iii) after the acquisition, the foreign corporation’s expanded affiliated group does not have substantial business activities in the foreign corporation’s country of organization or incorporation when compared to the expanded affiliated group’s total business activities. For this purpose, “expanded affiliated group” means the foreign corporation and all subsidiaries in which the foreign corporation owns, directly or indirectly, more than 50% of the stock (by vote or value). Pursuant to and upon completion of the Redomicile Transaction, (i) Leet BVI will acquire all of the assets of Leet and (ii) the stockholders of Leet will own 100% of the Ordinary Shares of Leet BVI. Therefore, Leet BVI will be treated as a U.S. corporation for U.S. federal income tax purposes unless the Leet BVI expanded affiliated group is treated as having substantial business activities in the BVI. While the nature and extent of Leet BVI’s business activities in the BVI cannot be predicted with certainty, those activities are not expected to be substantial, and, following the Redomicile Transaction, Leet BVI is expected to be treated as a U.S. corporation. The balance of this discussion assumes that Leet BVI will be treated as a U.S. corporation. Because Leet BVI will be treated as a U.S. corporation, it will be taxable in the United States on its world-wide income.

Apart from the Section 7874 consequences described above, the merger of Leet into Leet BVI is a tax-free reorganization described in Section 368(a) of the Code, and no gain or loss is recognized by Leet or Leet BVI as a result of the Redomicile Transaction. However, see the discussion, below, under “Material U.S. Federal Income Tax Consequences to U.S. Holders” about potential tax consequences to Leet following what is a deemed redomestication of Leet BVI.

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Material U.S. Federal Income Tax Consequences to U.S. Holders

The Redomicile Transaction

The receipt of Ordinary Shares of Leet BVI in exchange for shares of Leet common stock in the Redomicile Transaction will constitute a non-recognition transaction for U.S. federal income tax purposes for the U.S. Holders of Leet common stock.

As a general rule, exchanges of stock for stock in an acquisition in which shareholders acquire 80% control of a target corporation, such as the Redomicile Transaction, are tax-free. However, Section 367(a) of the Code generally requires U.S. shareholders who transfer property (including stock) to a foreign corporation to pay a tax on the transfer even if the reorganization is otherwise tax-free. Nonetheless, Reg. Sec. 1.7874-2(j)(3) states that, if a foreign corporation is treated as a domestic corporation under Section 7874(b), then “section 367 shall not apply to any transfer of property by a United States person to such foreign corporation as part of the domestic entity acquisition.” See also Reg. Sec. 1.7874-2(k) ex. 20. Accordingly, Treasury Regulations provide that, notwithstanding the general rule of Section 367(a), there is no tax under Section 367(a) where Section 7874(b) applies. Since the Redomicile Transaction is otherwise a tax-free reorganization, there should be no tax to the U.S. holders of Ordinary Shares as a result of their transfer of Leet common stock in exchange for Leet BVI Ordinary Shares on the Redomicile Transaction.

Regulations under Section 7874 also provide that “the conversion of a foreign corporation to a domestic corporation by reason of section 7874(b) shall constitute a reorganization described in section 368(a)(1)(F) that occurs at the later of the end of the day immediately preceding the first date properties are acquired as part of the domestic entity acquisition or immediately after the formation of the foreign corporation.” The regulation refers to other regulations under Section 367(b) for the tax consequences to a U.S. shareholder of a Section 368(a)(1)(F) reorganization involving a foreign corporation that reorganizes into a domestic corporation. Such consequences include, (i) in the case of a U.S. shareholder who own 10% or more of the stock of the foreign corporation, the inclusion in income, as a deemed dividend, of its share of the earnings and profits of the foreign acquired corporation, or (ii) in the case of a U.S. shareholder who owns less than 10% of the stock of the foreign corporation, the recognition of gain (but not loss) with respect to the stock of the foreign acquired corporation (or, in the alternative, following a proper election, the inclusion in income, as a deemed dividend, of its share of the earnings and profits of the foreign acquired corporation). Since, under the regulation, the Section 368(a)(1)(F) reorganization is deemed to occur prior to the Redomicile Transaction, the regulation presumably affects only U.S. persons who were shareholders of Leet BVI prior to the Redomicile Transaction. In the case of the Redomicile Transaction, the only U.S. shareholder of Leet BVI immediately preceding the date on which properties are first acquired by it will be Leet (U.S.). However, since Leet BVI will have no earnings and profits at the time of the Redomicile Transaction, the regulation has no effect on Leet (U.S.). While the intent of the regulation is not entirely clear, it does not affect U.S. Holders who do not own stock in Leet BVI prior to the Redomicile Transaction,

A U.S. Holder’s aggregate tax basis in its Leet BVI Ordinary Shares received in the Redomicile Transaction will equal the adjusted basis of the Leet common stock exchanged therefor. A U.S. Holder’s holding period for any Leet BVI Ordinary Shares received by such holder will include the holding period of the shares of Leet exchanged therefor.

Distributions on Leet BVI’s Ordinary Shares

U.S. Holders will be required to include in gross income the gross amount of any distribution received on the Leet BVI’s Ordinary Shares (including any BVI withholding taxes imposed on the distribution) to the extent that the distribution is paid out of Leet BVI’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes. Distributions in excess of the current and accumulated earnings and profits of Leet BVI first will be applied to reduce the U.S. Holder’s adjusted tax basis in its Leet BVI’s Ordinary Shares, and thereafter will constitute gain from the sale or exchange of such shares.

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Dispositions of Leet BVI’s Ordinary Shares

A U.S. Holder of Leet BVI’s Ordinary Shares generally will recognize capital gain or loss for U.S. federal income tax purposes on the sale, exchange or other taxable disposition of such Ordinary Shares in an amount equal to the difference between the amount realized from such sale, exchange or other taxable disposition and the U.S. Holder’s adjusted tax basis in such Ordinary Shares. In the case of a non-corporate U.S. Holder, the maximum U.S. federal income tax rate applicable to such gain is 20% under current law if the U.S. Holder’s holding period for such Ordinary Shares exceeds twelve months. The deductibility of capital losses is subject to limitations under the Internal Revenue Code.

Material U.S. Federal Income Tax Consequences to Non-U.S. Holders

The Redomicile Transaction

A non-U.S. Holder generally will not be subject to U.S. federal income tax on gain, if any, realized on the exchange of shares of Leet common stock for Leet BVI Ordinary Shares pursuant to the Redomicile Transaction, unless Leet is or has been a “U.S. real property holding corporation” within the meaning of Section 897(c)(2) of the Internal Revenue Code at any time within the shorter of the five-year period preceding the Redomicile Transaction or such non-U.S. Holder’s holding period. Leet does not believe that it is or has been a U.S. real property holding corporation within the last five years.

Owning and Disposing of Leet BVI’s Ordinary Shares

A non-U.S. Holder generally will be subject to U.S. federal income or withholding tax on dividends received from Leet BVI, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, at a rate of 30%, unless the Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Dividends that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (or, if a tax treaty applies, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S.Holder) will generally not be subject to U.S. withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S.Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax. A non-U.S. Holder will generally not be subject to U.S. tax on gains realized from the sale, exchange or other taxable disposition of Leet BVI’s Ordinary Shares, unless (A) the gains are effectively connected with the non-U.S. Holder’s conduct of a trade or business in the United States; (B) in the case of gains realized by a non-U.S. Holder that is an individual, such non-U.S. Holder is present in the U.S. for 183 days or more during the taxable year in which the gains are realized and certain other conditions are met; or (C) the non-U.S. Holder is subject to backup withholding (as discussed below).

Information Reporting and Backup Withholding

Dividends on Leet BVI’s Ordinary Shares paid within the United States or through certain U.S.-related financial intermediaries are subject to information reporting unless the Holder is a corporation, other exempt recipient or non-U.S. Holder who establishes such foreign status. Dividends subject to information reporting are subject to U.S. backup withholding (currently at a 28% rate) unless the Holder furnishes the payor with a tax identification number (“TIN”) and satisfies certain certification requirements. Information reporting and U.S. backup withholding also may apply to the payment of proceeds from a sale of Leet BVI’s Ordinary Shares within the United States or through certain U.S.-related intermediaries.

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For a non-U.S. Holder to avoid to U.S. backup withholding on a subsequent disposition of Leet BVI Ordinary Shares, or dividends paid on those Leet BVI Ordinary Shares, the non-U.S. Holder may be required to provide a TIN, certify the holder’s foreign status or otherwise establish an exemption.

U.S. backup withholding is not an additional tax, and any amounts withheld under the U.S. backup withholding rules generally may be refunded or credited against a Holder’s U.S. federal income tax liability, if any, provided that such Holder furnishes the required information to the IRS in a timely manner. Holders should consult their own tax advisors about the information reporting requirements that could be applicable to the exchange of shares of Leet common stock for Leet BVI’s Ordinary shares in the Redomicile Transaction and any potential penalties associated with a failure to satisfy such requirements.

Individual holders who hold interests in “specified foreign financial assets,” such as Leet BVI’s Ordinary Shares, may be required to disclose certain information relating to each “specified foreign financial asset” on their income tax return for the year if the aggregate value of such assets exceeds $50,000, subject to certain exceptions (including an exception for shares held in accounts maintained by certain financial institutions). Penalties may apply to the failure to properly disclose such information.

Holders should consult their tax advisor regarding the application of information reporting and U.S. backup withholding rules to their particular situations.

The foregoing discussion is intended for general information only and not to be regarded as legal or tax advice to any particular Holder. Tax matters regarding the Redomicile Transaction are very complicated, and the tax consequences of the Redomicile Transaction to any particular Holder will depend on that Holder’s particular situation. Holders should consult their own tax advisor to determine the specific tax consequences of the Redomicile Transaction, including tax return reporting requirements, the applicability of U.S. federal, state, local and non-U.S. tax laws, and the effect of any proposed change in the tax laws to them.

Material BVI Tax Considerations

The following summary contains a description of certain British Virgin Islands tax consequences of the acquisition, ownership and disposition of shares, but it does not purport to be a comprehensive description of all the tax considerations that may be relevant to the Redomicile Transaction or the acquisition, ownership or disposition of shares in Leet BVI. The summary is based upon the tax laws of British Virgin Islands and regulations thereunder as of the date hereof, which are subject to change.

Leet BVI and all dividends, interest, rents, royalties, compensation and other amounts paid by Leet BVI to persons who are not resident in the BVI, and any capital gains realized with respect to any shares, debt obligations, or other securities of Leet BVI by persons who are not resident in the BVI are exempt from all provisions of the Income Tax Ordinance in the BVI.

No estate, inheritance, succession or gift tax, rate, duty, levy or other charge is payable by persons who are not resident in the BVI with respect to any shares, debt obligation or other securities of Leet BVI.

All instruments relating to transfers of property to or by Leet BVI and all instruments relating to transactions in respect of the shares, debt obligations or other securities of Leet BVI and all instruments relating to other transactions relating to the business of Leet BVI are exempt from payment of stamp duty in the BVI. This assumes that Leet BVI does not hold, directly or indirectly, an interest in real estate in the BVI.

There are currently no withholding taxes or exchange control regulations in the BVI applicable to Leet BVI or its shareholders.

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Material Malaysia Tax Considerations

Leet BVI and all dividends, interest, rents, royalties, compensation and other amounts paid by Leet BVI to persons who are not tax resident in Malaysia and any capital gains realized to any shares, debt obligations, or other securities of the Leet BVI by persons who are not resident in Malaysia are exempt from all provisions of the Income Tax Act 1967.

Dividends, interest, rents, royalties, compensation and other amounts paid by Leet BVI to persons who are tax resident in Malaysia and the income are received in Malaysia, may be subject to tax pursuant to the Income Tax Act 1967. Capital gains realized to any shares of Leet BVI are not subject to tax in Malaysia.

No estate, inheritance, succession or gift tax, rate, duty, levy, withholding tax, service tax or other charge is payable in Malaysia with respect to any shares, debt obligation or other securities of Leet BVI.

All instruments relating to transfers of property to or by Leet BVI and all instruments relating to transactions in respect of the shares, debt obligations or other securities of Leet BVI and all instruments relating to other transactions relating to the business of Leet BVI are exempt from payment of stamp duty in Malaysia. This assumes that Leet BVI does not hold an interest in real estate in Malaysia and there is not going to be any transfer of Leet Entertainment Sdn Bhd shares in Malaysia.

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TRADING MARKET AND DIVIDEND INFORMATION

Market for Our Ordinary shares

The shares of Leet common stock trade have traded on the OTCQB under the trading symbol “LTES” since October 21, 2021. Set forth in the table below for the periods presented are the high and low sale prices for shares of Leet common stock. We expect the Ordinary shares of Leet BVI to be listed on the OTCQB under the symbol “LTES,” the same symbol under which your shares in Leet are currently listed and traded.

		Bid Prices
Fiscal Year	Period	High	Low

2021	First Quarter	$1.09	$0.05
	Second Quarter	$0.37	$0.17
	Third Quarter	$0.26	$0.17
	Fourth Quarter	$0.30	$0.15

2022	First Quarter	$0.17	$0.12
	Second Quarter	$0.143	$0.09
	Third Quarter	$0.145	$0.085

On November 14, 2022, the last trading day before the public announcement that Leet would redomicile in the BVI, the closing price of shares of Leet common stock on the OTCQB was $0.0548 per share. On November 23, 2022, the last practicable date before the date of this proxy statement/prospectus, the closing price of the shares of Leet common stock was $0.0475 per share.

Holders of Record

As of October 12, 2022, there were 170 holders of record of shares of Leet common stock and one holder of Leet preferred stock. All Ordinary Shares of Leet BVI outstanding before the Redomicile Transaction are owned by Leet.

Dividend Information

There have been no cash dividends declared on our common stock or preferred stock, and we do not anticipate paying cash dividends in the foreseeable future. Dividends are declared at the sole discretion of our board of directors.

Equity Compensation Plan Information

as of the Year ended December 31, 2021

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
Equity compensation plans not approved by security holders			1,905,000
Total			1,905,000

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SELECTED UNAUDITED PRO FORMA FINANCIAL DATA

Pro forma financial statements for Leet BVI to reflect the Redomicile Transaction are not presented in this proxy statement/prospectus because no significant pro forma adjustments are required to be made as a result of the Redomicile Transaction to the audited consolidated financial statements of Leet BVI for the year ended December 31, 2021 and for the six months ended June 30, 2022.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

Disclaimer Regarding Forward Looking Statements

Our Management’s Discussion and Analysis or Plan of Operations contains not only statements that are historical facts, but also statements that are forward-looking. Forward-looking statements are, by their very nature, uncertain and risky. These risks and uncertainties include international, national and local general economic and market conditions; demographic changes; our ability to sustain, manage, or forecast growth; our ability to successfully make and integrate acquisitions; raw material costs and availability; new product development and introduction; existing government regulations and changes in, or the failure to comply with, government regulations; adverse publicity; competition; the loss of significant customers or suppliers; fluctuations and difficulty in forecasting operating results; changes in business strategy or development plans; business disruptions; the ability to attract and retain qualified personnel; the ability to protect technology; and other risks that might be detailed from time to time in our filings with the Securities and Exchange Commission.

Although the forward-looking statements in this prospectus/proxy statement reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by them. Consequently, and because forward-looking statements are inherently subject to risks and uncertainties, the actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. You are urged to carefully review and consider the various disclosures made by us in this report and in our other reports as we attempt to advise interested parties of the risks and factors that may affect our business, financial condition, and results of operations and prospects.

Company Overview

The following discussion should be read in conjunction with the interim unaudited condensed consolidated financial statements and the notes thereto, which are set forth in below in this prospectus.

The Company operates within the esports industry and derives revenue from esports tournament management and team services. The Company offers tournament management services to their customers, whereby they are engaged to provide the service of managing and hosting a tournament of the customer’s choice. The Company provides the required manpower and skills to host and manage an esports tournament on their own Matchroom.net platform or on the platform of the customer. Apart from hosting the tournaments of other customers, the Company also hosts and managed their own internally held tournaments. The Company will obtain sponsorship agreements with other third-party entities whereby the Company commits to deliver certain sponsor and promotional services in exchange for consideration.

COVID-19

As discussed in more detail throughout our Quarterly Report on Form 10-Q for the six months ended June 30, 2022, we have experienced business disruptions resulting from efforts to contain the rapid spread of the novel coronavirus (“COVID-19”), including the vast mandated self-quarantines of customers and closures of non-essential business throughout the United States and internationally.

The COVID-19 pandemic has adversely impacted global commercial activity, disrupted supply chains and contributed to significant volatility in financial markets. From March 2020, the Malaysian Prime Minister has issued a number of Movement Control Orders (MCO), which reduced movement within Malaysia and cancelled to various extents all non-essential travel and limited travel from outsiders deemed as non-essential. The MCO remains in place to date.

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In the first quarter of 2022, the COVID-19 pandemic continues to adversely impact many different industries. The ongoing COVID-19 pandemic could have a continued material adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the extent and the duration of the impact of COVID-19. The COVID-19 pandemic therefore presents material uncertainty and risk with respect to us and our performance and could materially affect our financial results in an adverse way.

We expect the evolving COVID-19 pandemic to continue to have an adverse impact on our business and results of operations, as the ongoing pandemic is likely to continue to depress economic activity and reduce the demand for our products and services, as well as disrupt supply chains. Although the duration and severity of the COVID-19 pandemic, and resulting economic impacts, remain uncertain, we expect that our business operations and results of operations, will be adversely impacted through 2022, and possibly longer.

In these challenging and unprecedented times, management is taking all necessary and appropriate action to maximize liquidity as the Company navigates the current landscape. These actions include significantly reducing operating expenses and the elimination of all non-essential spending and capital expenditures.

Going concern

The accompanying audited consolidated financial statements for the year ended December 31, 2021 and unaudited condensed consolidated financial statements for the period ended June 30, 2022, have been prepared using the going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company has determined that certain factors raise substantial doubt about its ability to continue as a going concern for a least one year from the date of issuance of these unaudited condensed consolidated financial statements.

The Company has suffered from a working capital deficit and accumulated deficit of $4,927,456 and $7,834,706 at December 31, 2021, respectively. The Company incurred a net loss of $5,356,587 during the year ended December 31, 2021. In addition, with respect to the ongoing and evolving coronavirus (COVID-19) outbreak, which was designated as a pandemic by the World Health Organization on March 11, 2020, the outbreak has caused substantial disruption in international economies and global trades and if repercussions of the outbreak are prolonged, could have a significant adverse impact on the Company’s business.

As of June 30, 2022, the Company had $2,313 in cash, working capital deficit of $5,987,796 and accumulated deficit of $9,102,221. The Company incurred a continuous loss of $1,267,515 during the six months ended June 30, 2022. The Company believes that its current level of cash are not sufficient to fund its operations and obligations without additional financing. In addition, with respect to the ongoing and evolving coronavirus (COVID-19) outbreak, which was designated as a pandemic by the World Health Organization on March 11, 2020, the outbreak has caused substantial disruption in international economies and global trades and if repercussions of the outbreak are prolonged, could have a significant adverse impact on the Company’s business.

The continuation of the Company as a going concern through the next twelve months is dependent upon the continued financial support from its stockholders and related parties. The Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations for one year from the date of the filing of the unaudited condensed consolidated financial statements.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These audited consolidated financial statements for the year ended December 31, 2021 and unaudited condensed consolidated financial statements for the period ended June 30, 2022, do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

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Overview and Outlook

The following comparative analysis on results of operations was based primarily on the comparative unaudited condensed consolidated financial statements, footnotes and related information for the periods identified below and should be read in conjunction with the unaudited condensed consolidated financial statements and the notes to those statements that are included elsewhere in this registration statement.

Year ended December 31, 2021, compared to the year ended December 31, 2020

	Years ended December 31,
	2021	2020

Revenues	$62,842	$73,416

Cost of revenue	(588,690)	(361,282)
Gross loss	(525,848)	(287,866)

Operating expenses:
Research and development	(36,214)	(65,975)
General and administrative	(4,795,550)	(509,146)
Total operating expenses	(4,831,764)	(575,121)

Other income:
Sundry income	1,025	16,747
Loss before income taxes	(5,356,587)	(846,240)

Income tax expense	–	–

NET LOSS	$(5,356,587)	$(846,240)

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During the years ended December 31, 2021, and 2020, the following customers accounted for 10% or more of our total net revenues:

	Year ended December 31, 2021			December 31, 2021
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$19,708	31%		$19,735
Customer B	15,418	25%		98

Total:	$35,126	56%	Total:	$19,833

	Year ended December 31, 2020			December 31, 2020
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$41,222	56%		$3,594
Customer B	10,550	14%		11,002
Customer C	9,993	14%		–

Total:	$61,765	84%	Total:	$14,596

Year Ended December 31, 2021, versus December 31, 2020

Revenue decreased by 14.4% to $62,842 for the year ended December 31, 2021, from $73,416 for the year ended December 31, 2020. The decrease in revenue is mainly due to delays in advancing contracts with customers.

Cost of revenue increased by 62.9% to $588,690 for the year ended December 31, 2021, from $261,282 for the year ended December 31, 2020. The increase in cost of revenue is due to the increase in network bandwidth expenses, direct labor costs for white label projects, and Matchroom online event costs in tournament streaming as there are more subscribers during the year ended December 31, 2021.

General and administrative expenses increased by 841.9% to $4,795,550 for the year ended December 31, 2021, from $509,146 for the year ended December 31, 2020. The increase in general and administrative expenses is mainly attributable to the stock-based compensation of $3,054,012 which the Company issued common stocks for consultancy services rendered during the year ended December 31, 2021.

Net loss increased 533.0% to $5,356,587 for the year ended December 31, 2021, from $846,240 for the year ended December 31, 2020. The increase in net loss is mainly attributable to the increase in cost of revenue and general and administrative expenses.

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Three months ended June 30, 2022, compared to the three months ended June 30, 2021

For the three months ended June 30, 2022, and 2021, the following customers accounted for 10% or more of our total net revenues and its outstanding accounts receivable as of June 30, 2022 and 2021:

	Three months ended June 30, 2022			June 30, 2022
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$29,795	70%		$31,311
Customer E	4,360	10%		–

Total:	$34,155	80%	Total:	$31,311

	Three months ended June 30, 2021			June 30, 2021
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$5,152	34%		$6,932
Customer B	3,082	21%		3,041
Customer C	2,198	15%		–
Customer D	1,491	10%		4,591

Total:	$11,923	80%	Total:	$14,564

All of our major customers are located in Malaysia, India and Philippines

Revenue increased by 184.4% to $42,552 for the three months ended June 30, 2022, from $14,964 for the three months ended June 30, 2021. The increase in revenue is mainly attributed by our white label project entered with Smart Communications, Inc., a large telecommunication provider in the Philippines and revenue of matchroom Mini-app solutions.

Cost of revenue increased by 87.3% to $215,749 for the three months ended June 30, 2022, from $115,196 for the three months ended June 30, 2021. The increase in cost of revenue is due to the increase in the rental of platform server cost, network bandwidth cost, amortization of capitalized development costs and direct labor costs incurred during the period.

General and administrative expenses increased by 51.1% to $437,185 for the three months ended June 30, 2022, from $289,400 for the three months ended June 30, 2021. The increase in general and administrative expenses is mainly attributable from the increase in exhibition expenses, company and secretarial expenses, depreciation on right-of-use assets and telecommunication expenses.

Net loss increased 52.9% to $609,100 for the three months ended June 30, 2022, from net loss of $398,275 for the three months ended June 30, 2021. The increase in net loss is mainly attributed from the increase in general and administrative expenses and cost of revenue.

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Six months ended June 30, 2022, compared to the six months ended June 30, 2021

For the six months ended June 30, 2022, and 2021, the following customers accounted for 10% or more of our total net revenues and its outstanding accounts receivable as of June 30, 2022, and 2021:

	Six months ended June 30, 2022			June 30, 2022
Customers	Revenues	Percentage of revenues		Accounts receivable

	$45,083	70%	Total:	$31,311

	Six months ended June 30, 2021			June 30, 2021
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$10,320	36%		$6,932
Customer B	3,082	11%		3,041
Customer C	2,994	11%		4,591

Total:	$16,396	58%	Total:	$14,564

All of our major customers are located in Malaysia, India and Philippines.

Revenue increased by 127.9% to $64,861 for the six months ended June 30, 2022, from $28,466 for the six months ended June 30, 2021. The increase in revenue is mainly attributed by our new white label project entered with Smart Communications, Inc., a large telecommunication provider in the Philippines and revenue of matchroom Mini-app solutions.

Cost of revenue increased by 80.9% to $369,945 for the six months ended June 30, 2022, from $204,550 for the six months ended June 30, 2021. The increase in cost of revenue is due to the increase in the rental of platform server cost, network bandwidth cost, amortization of capitalized development costs and direct labor costs incurred during the period.

General and administrative expenses increased by 87.0% to $954,793 for the six months ended June 30, 2022, from $510,593 for the six months ended June 30, 2021. The increase in general and administrative expenses is mainly attributable from the increase in exhibition expenses, company and secretarial expenses, depreciation on right-of-use assets, telecommunication expenses and investor relations fee.

Net loss increased 80.0% to $1,267,515 for the six months ended June 30, 2022, from net loss of $704,277 for the six months ended June 30, 2021. The increase in net loss is mainly attributed from the increase in general and administrative expenses and cost of revenue.

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Liquidity and Capital Resources

As of June 30, 2022, we had cash of $2,313, accounts receivable of $35,230, deposit and other receivables of $26,533. Such cash amount and other sources of liquidity are not sufficient to support our operation in the next twelve months. The Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations. In the absence of such financing, our business will likely fail.

	Unaudited Six Months Ended June 30
	2022	2021
Net cash used in operating activities	$(780,958)	$(578,159)
Net cash used in investing activities	$(164,109)	$(149,395)
Net cash generated from financing activities	$928,121	$699,587

As of December 31, 2021, we had cash and cash equivalents of $23,192, accounts receivable of $19,833, deposit and other receivables of $25,367. Such cash amounts and other sources of liquidity were not sufficient to support our operations in the next twelve months. Management believes the Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain its operations. In the absence of such financing, our business will likely fail.

	Years Ended December 31,
	2021	2020
Net cash used in operating activities	$(1,686,227)	$(802,671)
Net cash used in investing activities	(172,771)	(3,113)
Net cash provided by financing activities	1,817,411	771,770

Net Cash Used In Operating Activities

For the year ended December 31, 2021, net cash used in operating activities was $1,686,227, which consisted primarily of a net loss of $5,356,587, an increase in deposits and other receivables of $22,702, a decrease in accrued liabilities and other payables of $10,698, a decrease in operating lease liabilities of $5,162, and offset by depreciation on plant and equipment of $23,053, amortization on intangible assets of $179,703, right of use amortization of $5,067, impairment loss on intangible assets of $362,815, stock-based compensation of $3,054,012, a decrease in accounts receivables of $249, and an increase in accrued compensation payable to officers and directors of $84,023.

For the year ended December 31, 2020, net cash used in operating activities was $802,671, which consisted primarily of a net loss of $846,240, an increase in accounts receivable of $87,003, a decrease in operating lease liabilities of $5,003, and offset by depreciation on plant and equipment of $4,684, right of use amortization of $4,961, a decrease in deposits and other receivables of $25,126, an increase in accrued liabilities and other payables of $17,975, and an increase in accrued compensation payable to officers and directors of $82,829.

For the six months ended June 30, 2022, net cash used in operating activities was $780,958, which consisted primarily of a net loss of $1,267,515, a gain on disposal of subsidiaries of $10,239, an increase in deposit and other receivables of $2,892, an increase in accounts receivable of $16,984, a decrease in operating lease liabilities of $2,467, and offset by depreciation on plant and equipment of $17,941, right of use amortization of $2,483, an increase in accrued liabilities and other payables of $12,493, an increase in accrued compensation payable to officers and directors of $40,763, increase in accounts payable of $110,809 and an increase in deferred revenue of $271,273.

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For the six months ended June 30, 2021, net cash used in operating activities was $578,159, which consisted primarily of a net loss of $704,277, an increase in deposit and receivables of $6,326, a decrease in accrued liabilities and other payables of $10,262, a decrease in operating lease liabilities of $2,593 and offset by depreciation on plant and equipment of $5,087, amortization on intangible assets of $89,922, right of use amortization of $2,545, a decrease in accounts receivable of $5,130, an increase in accounts payable of $118, an increase in accrued compensation payable to officers and directors of $42,497.

We expect to continue to rely on cash generated through financing from our existing shareholders and private placements of our securities, to finance our operations and future acquisitions.

Net Cash Used In Investing Activities

For the year ended December 31, 2021, net cash used in investing activities was $172,771, which consisted primarily of purchase of intangible assets, software and office equipment.

For the year ended December 31, 2020, net cash used in investing activities was $3,113, which consisted primarily of purchase of office equipment.

For the six months ended June 30, 2022, and 2021, net cash used in investing activities was $164,109 and $149,395, respectively which consisted primarily of capitalization of software platform costs and purchase of plant and equipment.

Net Cash Provided By Financing Activities

For the year ended December 31, 2021, net cash generated from financing activities was $1,817,411 consisting primarily of proceeds from a director of $9,286 and proceeds from related parties of $1,808,125.

For the year ended December 31, 2020, net cash generated from financing activities was $771,770 consisting primarily of proceeds from a director of $20,000 and proceeds from related parties of $751,770.

For the six months ended June 30, 2022, and 2021, net cash provided by financing activities was $928,121 and $699,587, respectively which consisted primarily of advances from related parties.

Off-Balance Sheet Arrangements

We have not entered any financial guarantees or other commitments to guarantee the payment obligations of any third parties. In addition, we have not entered any derivative contracts that are indexed to our own shares and classified as shareholders’ equity, or that are not reflected in our consolidated financial statements. Furthermore, we do not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity, or market risk support to such entity. Moreover, we do not have any variable interest in an unconsolidated entity that provides financing, liquidity, market risk or credit support to us or engages in leasing, hedging or research and development services with us.

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Critical Accounting Policies and Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any. We have identified certain accounting policies that are significant to the preparation of our financial statements. These accounting policies are important for an understanding of our financial condition and results of operations. Critical accounting policies are those that are most important to the presentation of our financial condition and results of operations and require management's subjective or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to financial statements and because of the possibility that future events affecting the estimate may differ significantly from management's current judgments. We believe the following accounting policies are critical in the preparation of our financial statements.

Basis of presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

Use of estimates and assumptions

In preparing these consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

Revenue recognition

The revenue of the Company is currently generated from the provision of white label solutions and esports event management and team services. The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) Topic 606 – Revenue from Contracts with Customers (“ASC 606”) when control of a product or service is transferred to a customer.

Under ASC 606, a performance obligation is a promise within a contract to transfer a distinct good or service, or a series of distinct goods and services, to a customer. Revenue is recognized when performance obligations are satisfied, and the customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for goods or services. Under the standard, a contract’s transaction price is allocated to each distinct performance obligation. To determine revenue recognition for arrangements that the Company determines are within the scope of ASC 606, the Company performs the following five steps:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

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White Label Solutions Revenue

The Company derives revenue from the provision of white label solutions. The Company offers white-label, contracted licensed, solutions primarily to their information & communications technology (“ICT”) partners. The Company engages its ICT partners to utilize its Matchroom.net Platform. For customers who have their own platforms and apps being used, the Company will customize the design of Matchroom.net to meet the customer’s need and integrate, a customized solution into the customer’s system. The Matchroom.net platform and software solution is customizable to the specific needs of each customer and can be integrated across multiple platforms. On average it takes the Company three months to complete the customization of the platform for a customers use.

The Company’s typical arrangement involves customizing the Matchroom.net platform solution, which requires technical programming support to build out the platform to its customers’ specifications. As a result, in analyzing the performance obligations being provided to the customer the Company considers the software license and customization services as a single performance obligation as required by ASC 606. In carrying out the services under these arrangements, the Company is often provided with upfront payment, which is deferred and recognized into revenue over the duration of the contract.

Esports Tournament Management and Team Services Revenue

The Company derives revenue from esports tournament management and team services. The Company offers tournament management services to their customers, whereby they are engaged to provide the service of managing and hosting a tournament of the customer’s choice. The Company provides the required manpower and skills to host and manage an esports tournament on their own Matchroom.net platform or on the platform of the customer. The hosting and management of these tournaments on behalf of the customer is deemed to be one performance obligation and is met over the period of performance in which the tournament is held.

The amount to be recognized as revenue equals the predetermined event management fee as per the agreement in place between the Company and the customer. The Company fulfils its performance obligation through the execution and completion of hosting the tournament, over the period of performance that being the multi-day tournament. The amount per the contract is based on the needs of the customer and the required level of manpower or skills needed for the relevant tournament.

Apart from hosting the tournaments of other customers, the Company also hosts and managed their own internally held tournaments. The Company will obtain sponsorship agreements with other third-party entities whereby the Company commits to deliver certain sponsor and promotional services in exchange for consideration. Upon completion of the tournament, a work completion report will be generated and communicated to the customer. Revenue will be recorded pro rata throughout the duration of the tournament. The Company invoices its promotional partners based on the contracted services within the agreement.

Stock based compensation

The Company accounts for non-employee stock-based compensation in accordance with the guidance of FASB ASC Topic 718, Compensation—Stock Compensation, which requires all share-based payments to non-employees to be recognized in the financial statements based on their fair values. The fair value of the equity instrument is charged directly to compensation expense and credited to additional paid-in capital.

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Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, Income Taxes (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

For the years ended December 31, 2021, and 2020, the Company did not have any interest and penalties associated with uncertain tax positions. As of December 31, 2021, and 2020, the Company did not have any significant unrecognized uncertain tax positions.

The Company is subject to tax in local and foreign jurisdiction. As a result of its business activities, the Company files tax returns that are subject to examination by the relevant tax authorities.

Recent accounting pronouncement

From time to time, new accounting pronouncements are issued by the Financial Accounting Standard Board (“FASB”) or other standard setting bodies and adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

During the three months ended June 30, 2022, there were no significant changes in our accounting policies and estimates to our unaudited condensed consolidated financial statements.

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MANAGEMENT

Executive Officers and Directors

The following table sets forth information as of October 12, 2022, regarding the individuals who serve as our executive officers and directors.

Name	Position Held with the Company	Age	Date First Elected or Appointed
Dai Song	Director	60	October 23, 2020
Ding Jung Long	Chief Executive Officer	46	November 18, 2020
Kamal Hamidon	Chief Financial Officer	61	November 18, 2020
Ganesha Karuppiaya	Independent Director	39	July 29, 2021
Elain Binti Lockman	Non-Executive Director	54	August 23, 2021
Daniel Pacheco	Chief Technology Officer	29	November 17, 2021

DAI SONG - Director

Dai Song has served as Director of Bru-Haas, a licensed Telecom Operator, in Brunei since 2004 and Malaysia since 1998. He began his career at State Street Bank & Trust in Boston (1984-1986) handling custody services for Institutional Liquid Assets – Goldman Sachs.

From 1986 onwards, Mr. Song worked in Institutional Real Estate Development & Management in the Boston area.

In 1991, he returned to Malaysia and was a consultant for Arthur Andersen & Co. He left to form private companies in the telecom and IT sectors. A serial entrepreneur, in 1997, Mr. Song started Bru-Haas as a Telecom Wholesale Provider and has since expanded the network to North Asia, the Americas, the Middle East, and Africa.

In 2013, as part of a Joint Venture between Brunei International Gateway Sdn. Bhd. (now Unified National Networks) and Bru-Haas (B) Sdn Bhd, Mr. Dai SONG was the Managing Director of BIG Singapore working with the consortium submarine cable networks of Asia America Gateway, South East Asia Japan Cable System as part of Brunei representation. The consortium members include SingTel, Google, Telstra, Telekom Malaysia, China Telecom, Bharti, China Mobile, PLDT, and other carriers.

In 2020, he co-founded Leet Technology Limited (“LTL”) together with Mr. Ding Jung LONG to venture into eSports and social gaming which he strongly believes is a key driver of increasing growth in data consumption as part of the overall mobile growth.

Mr. Song received his Bachelor of Science Management (Finance and Accounting) in 1984 from the University of Massachusetts-Boston.

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DING JUNG LONG - Chief Executive Officer

Ding Jung Long has been in the Asian gaming scene for more than a decade, having spent the last 15 years in senior management positions at Terra ICT (eGames Global), Asiasoft, Migme and now the Co-founder and CEO of LTL.

He graduated from University of Curtin, Western Australia, with a Bachelor’s Degree in Marketing. Mr. Long started his career in IT, working for companies such as HP and Computer Sciences Corporation. In 2003, he saw the emerging opportunity of the online video game industry and ventured into Terra ICT, being one of the first companies to bring in online video games to Malaysia and subsequently around the Southeast Asia region.

From distribution to publishing, he oversaw several hit titles such as O2Jam, Knight Online, Maplestory, Ragnarok Online 2, Sudden Attack and Audition which captured South East Asia users and remain as some of the top grossing revenue drivers in his previous companies.

Prior to co-founding LTL with Mr. Song, he ran Global operations for Migme, a social entertainment platform enhanced with gaming and virtual gifting listed on the ASX with almost 60 million MAU. Mr. Long brings his considerable management knowledge and expertise in advancing companies from the start-up phase through expansions and revenue growth stages to LTL.

KAMAL HAMIDON - Chief Financial officer

Kamal has had an extensive career in the banking and financial sector. Throughout his 30 years of banking career, he has been with several local and international banks which includes prime banks such as HSBC, Standard Chartered and Citibank. He specializes in treasury and international trade financing.

Kamal earned a Bachelor’s degree in Business Administration and Management from the Ottawa University-Kansas in 1991. Kamal joined LTL in 2017 as the Chief Financial Officer.

Kamal’s extensive career in international banking, with a specialty in international trade, places him in a unique position to understand both traditional business cashflow models, and the virtual currency components of the Matchroom platform. He currently manages the financial, accounting and human resource administration aspects of the business.

GANESHA KARUPPIAYA - Independent Director

Mr. Karuppiaya began his career as a Senior Software Engineer, developing web and networking applications. After about 2 years, he joined Bru-Haas (M) Sdn Bhd as a Technical Consultant/Presales Engineer in 2007, supporting the company's telecommunications business functions, from pre-sales to the provision and after-sales support.

During the newly introduced vertical, Ganesha took on an additional role to lead the early RADTRIX Application Development and Integration with Clicque Technology Sdn Bhd, working with Teleradiology clients to lead the team designing, preparing, and integrating the platform with existing Hospitality Information and Radiology Information Systems. He currently leads the technical and application team to further improve and develop RADTRIX.

In 2017, he joined LTL as a Chief Technology Officer (“CTO”) to spearhead the development of LTL’s platform and has since managed both external and internal development teams, looked into new technologies and automations. On July 29, 2021, he was appointed to the Board of Directors as Independent Director. He resigned as a CTO on July 29, 2021.

Ganesha earned a Bachelor of Science degree in Computer Science from Coventry University, England in 2005.

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ELAIN BINTI LOCKMAN – Non-Executive Director

Elain Binti Lockman has extensive experience in government-linked organizations and start-up businesses, specifically in the areas of management and operations, business strategy, business development, stakeholder relationship management (government, corporates & influencers), branding, marketing and corporate communications. She is the CEO and Co-founder of Ata Plus, an Equity Crowdfunding online platform. Previously, she has worked with The iAGroup, One Big Idea, MSC Management Services, E&E Good Works, Green Science, Media Shoppe, Packet One Networks, Digi, Gyro, Malaysia Debt Ventures, Globalb2b2c, iPerinitis, MDEC, Petronas.

Ms. Lockman is a non-Executive Director on the board of Reservoir Link Berhad, a company listed on the ACE Market of Bursa Malaysia, as well as Daya Materials Berhad, a company listed on the Main Board of Bursa Malaysia. She was also on the Board of Western Union Payments Malaysia from 2012 till 2019, while being actively involved in the start-up community, advising entrepreneurs in funding, strategy and operations.

Ms. Lockman has an MSc in Operational Research and BSc in Actuarial Science from the London School of Economics.

DANIEL PACHECO – Chief Technology Officer

Daniel Pacheco’s career in Software Development began in 2014. As a Software Engineer, he was involved in all stages of the software development life cycle to design and implement customer management solutions. In 2017, he joined Xendity, a fintech start-up and e-KYC solution provider as a software engineer. He helped build the core functionality of the fraud-detection system using machine learning models and algorithms. He continuously improved Xendity’s fraud-detection system, while establishing an Artificial Intelligence Department. Mr. Pacheco has overseen the growth of Xendity, which was acquired in 2021 by a renowned Malaysian publicly-listed company, Green Packet Sdn. Bhd.

He graduated with First-class Honors in Computer Science from Birmingham City University, England, in 2017, has participated in over 30 programming contests and won various awards from across Europe.

Term of Office

Our directors hold office until the next annual meeting or until their successors have been elected and qualified, or until they resign or are removed. Our board of directors appoints our officers, and our officers hold office until their successors are chosen and qualify, or until their resignation or their removal.

Family Relationships

There are no family relationships among our directors or officers.

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Involvement in Certain Legal Proceedings

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	Other than the involuntary bankruptcy proceeding mentioned herein, no bankruptcy petition has been filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.	being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Committees

All proceedings of the board of directors for the year ended December 31, 2021, were conducted by resolutions consented to in writing by the board of directors and filed with the minutes of the proceedings of our board of directors. Our company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes that the functions of such committees can be adequately performed by the board of directors.

We do not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for directors. The board of directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our company does not currently have any specific or minimum criteria for the election of nominees to the board of directors and we do not have any specific process or procedure for evaluating such nominees. The board of directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our board of directors may do so by directing a written request addressed to our president at the address appearing on the first page of this annual report.

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Audit Committee Financial Expert

We established an audit committee of the board of directors. The members of our audit committee are Mr. Dai Song and Ms. Elain Lockman. Mr. Dai Song serves as the Chairman of the audit committee. We believe that the audit committee members are collectively capable of analyzing and evaluating our consolidated financial statements and understanding internal controls and procedures for financial reporting.

Nomination Procedures for Appointment of Directors

As of December 31, 2021, we did not affect any material changes to the procedures by which our stockholders may recommend nominees to our board of directors.

Code of Ethics

We have not adopted a Code of Ethics, as required by sections 406 and 407 of the Sarbanes -Oxley Act of 2002. Our management believes that the size of our company and current operations at this time do not require a code of ethics to govern the behavior of our officers. We anticipate that we will adopt a code of ethics once we are in a position to do so.

Section 16(a) Beneficial Ownership

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

During the fiscal year ended December 31, 2021, to the Company’s knowledge, the following delinquencies occurred:

Name	No. of Late Reports	No. of Transactions Reported Late	No. of Failures to File
Song Dai	2	0	0

Indemnification of Directors and Officers

Article Fourteen of our Articles of Incorporation provides that, to the fullest extent permitted by law, no director or officer shall be personally liable to the corporation or its shareholders for damages for breach of any duty owed to the corporation or its shareholders. In addition, the corporation shall have the power, in its bylaws or in any resolution of its stockholders or directors, to indemnify the officers and directors of the corporation against any liability as may be determined to be in the best interests of this corporation, and in conjunction therewith, to buy, at the corporation’s expense, policies of insurance.

Article XI of our Bylaws further addresses indemnification of our directors and officers and allows us to indemnify our directors and officers to the fullest extent permitted by the General Corporation Law of Delaware.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the small business issuer pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

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EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

The particulars of compensation paid to the following persons:

(a)	all individuals serving as our principal executive officer during the years ended December 31, 2021, and 2020;

(b)	each of our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at December 31, 2021 and 2020 who had total compensation exceeding $100,000; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at December 31, 2021 and 2020,

Summary Compensation

The following table provides a summary of the compensation received by the persons set out therein for each of our last two fiscal years:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Ding Jung, Long	2021	95,613	-0-	-0-	-0-	-0-	-0-	-0-	95,613
CEO (1)	2020	94,294	-0-	-0-	-0-	-0-	-0-	-0-	94,294

Kamal Hamidon	2021	52,152	-0-	-0-	-0-	-0-	-0-	-0-	52,152
CFO	2020	51,433	-0-	-0-	-0-	-0-	-0-	-0-	51,433

Dai, Song	2021	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
CEO (2)	2020	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Ganesha Karuppiaya	2021	14,487	-0-	-0-	-0-	-0-	-0-	-0-	14,487
Independent Director(3)	2020	14,287	-0-	-0-	-0-	-0-	-0-	-0-	14,287

Elain Binti Lockman
Non-Executive Director(4)	2021	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Daniel Pacheco
Chief Technology Officer(5)	2021	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

David Haridim	2021	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
CEO, CFO and Secretary(6)	2020	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

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(1)	Mr. Ding Jung, Long was appointed as CEO on November 18, 2020

(2)	Mr. Dai, Song was appointed as director and CEO and CFO on October 23, 2020, and resigned as CEO and CFO on November 18, 2020.

(3)	On July 29, 2021, Mr. Ganesha Karuppiaya was appointed to the Board of Directors as Independent Director. He resigned as a Chief Technology Officer on July 29, 2021.

(4)	On August 23, 2021, Ms. Elain Binti Lockman was appointed to the Board of Directors.

(5)	On July 29, 2021, Mr. Daniel Pacheco was appointed as interim Chief Technology Officer. On November 17, 2021, the Company appointed Mr. Pacheco as permanent Chief Technology Officer.

(6)	On January 2, 2019, Mr. David Haridim, the principal of Doheny Group, LLC, was appointed to our Board of Directors and as our sole executive officer. Since his appointment neither he nor Doheny Group, LLC has received any compensation from us as salary, royalties, stock, or otherwise. He resigned as CEO effective October 23, 2020.

Employment Contracts

We established an audit committee of the board of directors. The members of our audit committee are Mr. Dai Song and Ms. Elain Lockman. Mr. Dai Song serves as the Chairman of the audit committee. We believe that the audit committee members are collectively capable of analyzing and evaluating our consolidated financial statements and understanding internal controls and procedures for financial reporting.

Director Compensation

The following table sets forth director compensation for 2021 and 2020:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Dai, Song(1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Elain Binti Lockman(2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Ganesha Karuppiaya(3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

David Haridim(4)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)	Mr. Song was appointed as director as of October 23, 2020.

(2)	On August 23, 2021, Ms. Elain Binti Lockman was appointed to the Board of Directors.

(3)	On July 29, 2021, Mr. Ganesha Karuppiaya was appointed to the Board of Directors as Independent Director. He resigned as a Chief Technology Officer on July 29, 2021.

(4)	On January 2, 2019, Mr. David Haridim, the principal of Doheny Group, LLC, was appointed to our Board of Directors and as our sole executive officer. He resigned effective October 23, 2020.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers on December 31, 2021:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Dai, Song (1)	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-

Elain Binti Lockman(2)	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-

Ganesha Karuppiaya(3)	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-

David Haridim (4)	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-

(1)	Mr. Song was appointed President, Chief Executive Officer, Secretary and Director on October 23, 2020. He resigned all executive offices except as director on November 18, 2020.

(2)	On August 23, 2021, Ms. Elain Binti Lockman was appointed to the Board of Directors.

(3)	On July 29, 2021, Mr. Ganesha Karuppiaya was appointed to the Board of Directors as Independent Director. He resigned as a Chief Technology Officer on July 29, 2021.

(4)	On January 2, 2019, Mr. David Haridim, the principal of Doheny Group, LLC, was appointed to our Board of Directors and as our sole executive officer. Mr. Haridim resigned as an officer and director. Neither he nor Doheny Group, LLC received any compensation from us as salary, royalties, stock, or otherwise. He resigned effective October 23, 2020.

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Outstanding Equity Awards at Fiscal Year-End

There were no outstanding stock options or stock appreciation rights granted to our executive officers and directors at December 31, 2021.

Aggregated Option Exercises

There were no options exercised by any officer or director of our company during our twelve-month period ended December 31, 2021.

Long-Term Incentive Plan

On July 29, 2021, we adopted a 2021 Stock Incentive Plan for Employees and Consultants (2021 ESIP) where we filed an S-8 registration statement with the Securities and Exchange Commission registering 5,000,000 shares of common stock that were approved to be awarded under the 2021 ESIP. Pursuant to the 2021 ESIP, a total of 3,095,000 shares were issued to 4 of its employees and consultants.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related party balances consisted of the following:

	As of
	June 30, 2022	December 31, 2021

Due to Porta Capital Limited (“Porta Capital”)	$2,032,955	$2,063,876
Due to Bru Haas (B) Sdn Bhd (“Bru Haas (B)”)	2,313,278	1,675,573
Due to Bru Haas Sdn Bhd (“Bru Haas”)	182,890	168,649
Due to Clicque Technology Snd Bhd (“Clicque”)	165,498	90,272
Due to Tila Network Limited (“Tila Network”)	18,518	19,478
Due to Porta Network Inc. (“Porta Network”)	5,466	5,734
Due (from) to Mr. Song Dai (“Mr. Song”)	–	12,014
	$4,718,605	$4,035,596

Mr. Song is the director and major shareholder of the Company, and he is also the major shareholder of Porta Capital, Bru Haas (B), Bru Haas, Tila Network, and Porta Network, and sits on the board of directors of each of the related parties. Amount due to these related companies are those trade and nontrade payables arising from transactions between the Company and the related companies, such as advances made by the related companies on behalf of the Company, and advances made by the Company on behalf of the related companies. Those advances are unsecured, non-interest bearing and have no fixed terms of repayment.

The advances from Mr. Song is mainly for working capital purpose. The advances are unsecured, non-interest bearing and have no fixed terms of repayment.

		Six months ended June 30,
		2022	2021
Nature of transactions with related parties
Online sales income from Bru Haas		$–	$1,178

Research and development consulting fee to related parties:
- Porta Capital	(a)	$18,066	$18,106

Consultancy fee to related parties
- Clicque	(b)	$81,948	$–

Rent expense of Matchroom platform server to related parties:
- Porta Capital	(c)	$65,800	$51,752
- Bru Haas (B)	(d)	120,615	–
Total		$186,415	$51,752

Network Bandwidth expense to Bru Haas (B)	(e)	$107,503	$88,295

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Both platform server rent expense and network bandwidth expense are recorded in the cost of revenue.

(a) The Company entered a consultancy service agreement with Porta Capital for a fixed period of 56 months commenced from May 1, 2017. The consultancy service fee is $3,000 per month and the agreement was renewed for another fixed period of 21 months from April 1, 2022, with $3,000 per month.

(b) The Company entered two separate consultancy service agreements with Clicque for a fixed period of 36 months each commenced from June 1, 2021, and December 1, 2021. The consultancy service fees are RM 40,000 (equivalent to approximately $9,700) per month and RM 15,000 (equivalent to approximately $3,600) per month, respectively.

(c) The Company entered a platform server rental agreement with Porta Capital for a fixed period of 60 months commenced from March 1, 2021. The rent is $9,500 per month.

(d) The Company entered a platform server rental agreement with Bru Haas (B) for a fixed period of 60 months commenced from July 1, 2021. The rent is $20,000 per month.

(e) The Company entered a network bandwidth rental agreement with Bru Haas (B) for a fixed period of 12 months commenced from January 1, 2022. The rent is $18,000 per month.

During the six months ended June 30, 2022, and 2021, the Company utilized space on a rent-free basis in the office located at Unit 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia which is owned by Mr. Song. The fair market value of the rent is RM1,800 per month.

The following table sets forth, as of April 15, 2022, certain information with respect to our equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

The following table sets forth, as of October 12, 2022, certain information with respect to the beneficial ownership of our common shares by each shareholder known by us to be the beneficial owner of more than 5% of our common shares, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class(1)

Dai SONG (1) 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia. Common Stock	112,617,521	(2)	73.65%

Ding Jung Long 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia	800,000		0.52%

Kamal Hamidon 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia	1,000,000		0.65%

Ganesha Karuppiaya 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia	1,000,000		0.65%

Dai SONG 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia. Series A preferred stock	1,000,000

Bru Haas (B) Sdn Bhd Spg 21, Unit 30, Block D, Gadong Central, Kg Menglait, Bandar Seri Begawan BE 4119, Brunei Series B preferred stock	2,891,597

Bru Haas Sdn Bhd 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia Series B preferred stock	228,613

Clicque Technology Sdn Bhd 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia Series B preferred stock	206,872

Porta Capital Limited 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia Series B preferred stock	2,541,194

Porta Network Inc. 11951 Freedom Drive, TWO FOUNTAIN SQ #550, RESTON VIRGINIA, Reston, Virginia, USA Series B preferred stock	6,833

Tilla Networks Limited Room 702, 7th Floor, Hung Kei Mansion, 5-8 Queen Victoria Street, Central Hong Kong Series B preferred stock	23,147

Directors and officers as a group (common stock)	115,417,521		75.49%

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_______________

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	The total includes 2,000,000 shares issued to Dai Song for his interest in Leet Technology Limited.

The issuer is not aware of any person who owns of record, or is known to own beneficially, ten percent or more of the outstanding securities of any class of the issuer, other than as set forth above. The issuer is not aware of any person who controls the issuer as specified in Section 2(a)(1) of the 1940 Act. The Company does not have an investment advisor.

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DESCRIPTION OF LEET BVI’S SHARES

The following description of the authorized shares in Leet BVI at the effective time of the Redomicile Transaction is a summary. This summary does not purport to be complete and is qualified in its entirety by reference to the BVI Act, and the complete text of Leet BVI's M&A, which will be substantially in the form attached as Annex B to this proxy statement/prospectus. You should read those laws and documents carefully and the entirety of this section is qualified by Annex B.

Description of Shares

Leet BVI is a British Virgin Islands company limited by shares and its affairs are governed by Leet BVI's M&A and the BVI Act (as amended or modified from time to time).

As provided in Leet BVI's M&A, subject to the BVI Act, Leet BVI has full capacity to carry on or undertake any business or activity, do any act or enter into any transaction, and, for such purposes, full rights, powers and privileges. Our registered office is c/o Maples Corporate Services Limited P.O. Box 173, Road Town, Tortola, British Virgin Islands.

Leet BVI's M&A authorize the issuance of an unlimited number of shares divided into four classes as follows: (i) unlimited ordinary shares of no par value (the "Ordinary Shares"), (ii) 1,000,000 Series A preferred shares of no par value (the "Series A Preferred Shares"), (iii) 10,000,000 Series B preferred shares of no par value (Series B Preferred Shares,” collectively with Series A Preferred Shares, as the “Preferred Shares”) and (iv) 9,000,000 preferred shares of no par value (the "Blank Check Preferred Shares'). Leet BVI may issue shares subject to the maximum authorized shares contained in its memorandum and articles of association.

The following are summaries of material provisions of Leet BVI's M&A and the BVI Act insofar as they relate to the material terms of our ordinary shares

Ordinary Shares

General

Leet BVI's M&A authorize the issuance of an unlimited number of Ordinary Shares of no par value. Holders of Ordinary Shares will have the same rights. All of our Ordinary Shares are fully paid and non-assessable. To the extent they are issued, certificates representing the Ordinary Shares are issued in the registered form.

Leet BVI's M&A does not provide for pre-emptive rights.

Dividends

Subject to preferences that apply to Series B Preferred Shares outstanding at the time as further described below, the holders of outstanding shares of Ordinary Shares are entitled to an equal share of such dividends as may be declared by the board of directors subject to the BVI Act. Leet BVI's M&A provide that dividends may be declared and paid at such time, and in such an amount, as the directors determine subject to their being satisfied that Leet BVI will meet the statutory solvency test immediately after the dividend.

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Voting Rights

In respect of all matters subject to a members’ vote, each Ordinary Share is entitled to one vote for each Ordinary Share registered in his or her name on our register of members. Holders of Ordinary Shares shall at all times vote together on all resolutions submitted to a vote of the members, it being noted that the Series A Preferred Shares and Series B Preferred Shares shall vote together with the Ordinary Shares, voting as a single class. In any such vote, the Series A Preferred Shares and Series B Preferred Shares shall have such weighted voting rights as described further below. Voting at any meeting of members is by show of hands unless a poll is demanded. A poll may be demanded by the chairman of such meeting or any one member.

A quorum required for a meeting of members consists of a majority of the votes of members entitled to vote at such meeting, present in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative. Members’ meetings may be held annually. Each general meeting, other than an annual general meeting, shall be an extraordinary general meeting. Extraordinary general meetings may be called by a majority in numbers of the members having a right to attend and vote at the meeting, together holding not less than 90% in par value or otherwise by number of the issued shares which as at that date carry the right to vote in respect of the matter for which the meeting is requested. Advance notice of at least 7 days is required for the convening of Leet BVI's annual general meeting and other general meetings unless such notice is waived in accordance with Leet BVI's M&A.

Appointment and Removal of Directors

In accordance with Leet BVI's M&A, any director may be appointed or removed by a shareholder resolution or by a resolution of the board of directors.

Transfer of Ordinary Shares

Under the BVI Act, shares that are not listed on a recognized exchange may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee. As referenced in the Risk Factors, the OTCQB is not considered a recognised exchange for these purposes and so any transfer of shares must be made in this manner.

Liquidation

On a liquidation, dissolution or winding up of Leet BVI, whether voluntary or involuntary, the holders of Ordinary Shares shall be entitled to an equal share in the distribution of the surplus assets of Leet BVI, subject to pro rata distribution on the Preferred Shares.

Calls on ordinary shares and forfeiture of ordinary shares

Leet BVI's board of directors may from time to time make calls upon members for any amounts unpaid on their Ordinary Shares in a notice served to such members at least 14 clear days prior to the specified time of payment. The Ordinary Shares that have been called upon and remain unpaid are subject to forfeiture.

Redemption of Ordinary Shares

The BVI Act and Leet BVI's M&A permit the company to purchase their own shares with the prior written consent of the relevant members, on such terms and in such manner as may be determined by Leet BVI's board of directors and by a resolution of directors and in accordance with the BVI Act in accordance with Leet BVI's M&A.

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Variation of Rights of Shares

Other than with respect to the issuance of the Preferred Shares and Blank Check Preferred Shares in accordance with Leet BVI's M&A, all or any of the rights attached to the Ordinary Shares, subject to the provisions of the BVI Act, be varied without the consent of the holders of the issued shares of that class where such variation is considered by Leet BVI's board of directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of a simple majority of the issued shares of that class, or with the sanction of a resolution passed by a simple majority of the votes cast at a separate meeting of the holders of the shares of that class. The rights conferred upon the holders of the shares of any class issued shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu with such existing class of shares.

Issuance of Additional Shares.

Leet BVI's M&A authorizes the board of directors to issue additional ordinary shares from time to time as our board of directors shall determine.

However, under BVI law, the directors may only exercise the rights and powers granted to them under the memorandum and articles of association for a proper purpose and for what they believe in good faith to be in the best interests of the company.

Blank Check Preferred Shares

Leet BVI's M&A authorize the issuance of up to 19,000,000 Blank Check Preferred Shares with no par value. Leet BVI's board of directors will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. Subject to the certain matters reserved to the holders of Series A Preferred Shares, our board of directors will be able to, without shareholder approval, issue Blank Check Preferred Shares with voting and other rights that could adversely affect the voting power and other rights of the holders of the Ordinary Shares and could have anti-takeover effects. The ability of our board of directors to issue Blank Check Preferred Shares without shareholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. We have no Blank Check Preferred Shares issued and outstanding at the date hereof. Although we do not currently intend to issue any Blank Check Preference Shares, we cannot assure you that we will not do so in the future. No Blank Check Preferred Shares are being issued or registered at the time of the merger.

Series A Preferred Shares

The rights attaching to the Series A Preferred Shares to be in issue following the Redomestication Merger are materially different to the class of Series A Preferred Shares in issue prior to the Redomestication Merger.

General

Leet BVI's M&A authorize the issuance of up to 1,000,000 Series A Preferred Shares with no par value. The terms of Leet BVI's Series A Preferred Shares that are material to the rights of Leet BVI's Ordinary Shares include:

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Voting

In respect of all matters subject to a members’ vote, each Series A Preferred Share holder is entitled to one hundred (100) votes for each Series A Preference Share registered in his or her name on our register of members.

Liquidation

On a liquidation or winding up of Leet BVI, whether involuntary or voluntary, the Series A Preferred Shares have an equal preference to any distribution of surplus assets of Leet BVI in respect of any Ordinary Shares, an amount per Series A Preferred Share equal to the original issue price of such Series A Preferred Share.

If upon any liquidation, dissolution or winding up of Leet BVI, the surplus assets of Leet BVI shall be insufficient to permit the payment to (i) the holders of the Series A Preferred Shares of their full amount, as described in the above paragraph, and (ii) the holders of the Series B Preferred Shares of their full amount as described below, then all of the remaining surplus assets of Leet BVI shall be distributed among the holders of the then outstanding Series A Preferred Shares in equal preference with the holders of the Series B Preferred Shares, according to the number of outstanding shares of Series A Preferred Shares held by each holder thereof.

For the avoidance of doubt, no distribution shall be made to the holders of the Ordinary Shares unless the holders of the Series A Preferred Shares and the Series B Preferred Shares have been paid in full.

Redemption

A holder of Series A Preferred Shares may require the redemption of all or any of such Series A Preferred Shares by serving a redemption notice to the company in accordance with the terms of Leet BVI's M&A. The redemption price for each such Series A Preferred Share shall be calculated by reference to the value of the Ordinary Shares into which such Series A Redemption Share would convert taking into account the Series A Conversion Ratio (as defined below) on the redemption date.

Protective Provisions

The rights and preferences of the Series A Preferred Shares cannot be modified without approval of a majority of the voting rights of the Series A Preferred Shares.

Conversion Rights

Each Series A Preferred Share shall be convertible into twenty (20) Ordinary Shares (the "Series A Conversion Ratio") on the terms as set out in Leet BVI's M&A.

Series B Preferred Shares

The rights attaching to the Series B Preferred Shares to be in issue following the Redomestication Merger are materially different to the class of Series B Preferred Shares in issue prior to the Redomestication Merger.

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General

Leet BVI's M&A authorize the issuance of up to 10,000,000 Series B Preferred Shares with no par value. The terms of Leet BVI's Series B Preferred Shares that are material to the rights of Leet BVI's Ordinary Shares include:

Dividends

Subject to the BVI Act, the holders of outstanding Series B Preferred Shares shall be entitled to receive, an annual dividend as may be declared by the board of directors. Leet BVI's M&A provide that dividends may be declared and paid at such time, and in such an amount, as the directors determine subject to their being satisfied that Leet BVI will meet the statutory solvency test immediately after the dividend.

Voting

In respect of all matters subject to a members’ vote, each Series B Preferred Share holder is entitled to one thousand (1000) votes for each Series B Preference Share registered in his or her name on our register of members.

Liquidation

On a liquidation or winding up of Leet BVI, whether involuntary or voluntary, the Series B Preferred Shares have an equal preference to any distribution of surplus assets of Leet BVI in respect of any Ordinary Shares, an amount per Series B Preferred Share equal to such cash amount per Series B Preferred Share paid on an issuance of such Series B Preferred Share.

If upon any liquidation, dissolution or winding up of Leet BVI, the surplus assets of Leet BVI shall be insufficient to permit the payment to (i) the holders of the Series B Preferred Shares of their full amount, as described in the above paragraph, then all of the remaining surplus assets of Leet BVI shall be distributed among the holders of the then outstanding Series B Preferred Shares in equal preference with the holders of Leet BVI's Ordinary Shares, according to the number of outstanding shares of Series B Preferred Shares held by each holder thereof.

Redemption

A holder of Series B Preferred Shares may require the redemption of all or any of such Series B Preferred Shares by serving a redemption notice to the company in accordance with the terms of Leet BVI's M&A. The redemption price for each such Series B Preferred Share shall be determined by the board of directors of Leet BVI.

Protective Provisions

The rights and preferences of the Series B Preferred Shares cannot be modified without approval of a majority of the voting rights of the Series B Preferred Shares.

Conversion Rights

Each Series B Preferred Share shall be convertible into ten (10) Ordinary Shares on the terms as set out in Leet BVI's M&A.

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Memorandum and Articles of Association

Provisions of Leet BVI's M&A may delay or discourage transactions involving an actual or potential change in control or change in our management, including transactions in which members might otherwise receive a premium for their shares, or transactions that our members might otherwise deem to be in their best interests. Therefore, these provisions could adversely affect the price of our shares.

These provisions are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection and our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging these proposals because, among other things, negotiation of these proposals could result in an improvement of their terms.

Among other things, Leet BVI's M&A:

•	provide our board of directors the ability to issue the Preferred Shares and the Blank Check Preferred Shares. This ability makes it possible for our board of directors to issue, without shareholder approval, preferred shares with voting or other rights or preferences that could impede the success of any attempt to change control of us. These and other provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of our company; and

•	provide that the rights and preferences of the Series A Preferred Shares cannot be modified without approval of a majority of the voting rights of the Series A Preferred Shares.

•	provide that the rights and preferences of the Series B Preferred Shares cannot be modified without approval of a majority of the voting rights of the Series B Preferred Shares.

When interpreting a director’s duties under BVI law, the directors owe fiduciary duties at both common law and under statute, including a statutory duty to act honestly, in good faith and with a view to our best interests. When exercising powers or performing duties as a director, the director is required to exercise the care, diligence and skill that a reasonable director would exercise in the circumstances taking into account, without limitation, the nature of the company, the nature of the decision and the position of the director and the nature of the responsibilities undertaken by him. In exercising the powers of a director, the directors must exercise their powers for a proper purpose and shall not act or agree to the company acting in a manner that contravenes Leet BVI's M&A or the BVI Act.

Limitation of Liability and Indemnification Matters

BVI law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the BVI High Court to be contrary to public policy (e.g. for purporting to provide indemnification against the consequences of committing a crime). An indemnity will be void and of no effect and will not apply to a person unless the person acted honestly and in good faith and in what he believed to be in the best interests of the company and, in the case of criminal proceedings, the person had no reasonable cause to believe that his conduct was unlawful. Leet BVI's M&A permit indemnification of officers and directors for losses, damages, costs and expenses incurred in their capacities as such unless such losses or damages arise from dishonesty or fraud of such directors or officers. This standard of conduct is generally the same as permitted under the Delaware General Corporation Law for a Delaware corporation.

Transfer Agent and Registrar

The transfer agent and registrar for the Ordinary Shares will be VStock Transfer LLC.

Listing

Leet’s shares are currently listed on the OTCQB. We intend to make an application so that, immediately following the completion of the Redomicile Transaction, the Ordinary shares of Leet BVI will be listed on the OTCQB under the symbol “LTES,” the same symbol under which the shares of Leet common stock are currently listed. There is currently no established public trading market for the Ordinary Shares of Leet BVI.

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COMPARISON OF RIGHTS OF SHAREHOLDERS

Your rights as a stockholder of Leet are governed by the Delaware General Corporation Law (“DGCL”) and the amended and restated certificate of incorporation and amended and restated bylaws of Leet. If the Redomicile Transaction is consummated, you will become a shareholder of Leet BVI, and your rights will be governed by BVI law and Leet BVI’s M&A in effect at the effective time of the Redomicile Transaction as thereafter amended, restated or replaced.

Many of the principal attributes of Leet’s shares and Leet BVI’s Ordinary Shares will be similar. However, there are differences between your rights under BVI Act and the DGCL. In addition, there are material differences between Leet’s certificate of incorporation and bylaws and Leet BVI’s M&A.

The following discussion summarizes the material changes and certain similarities in your rights resulting from the Redomicile Transaction. As such, this summary does not set forth all of the differences between the DGCL and BVI law or all the differences between Leet’s certificate of incorporation and bylaws and Leet BVI’s M&A. This summary is subject to the complete text of the DGCL, BVI law, Leet’s certificate of incorporation and bylaws and Leet BVI’s M&A. We encourage you to read those laws and documents. Leet BVI’s M&A are attached to this proxy statement/prospectus as Annex B. For information as to how you can obtain Leet’s certificate of incorporation and bylaws, see “Where You Can Find More Information” and the entirety of this section is qualified by Annex B.

Authorized Capital Stock

Leet. Leet’s authorized capital stock consists of (i) 10,000,000,000 shares of common stock, par value $0.0001 per share, (ii) 1,000,000 shares of Series A preferred stock, par value $0.0001 per share; (iii) 10,000,000 shares of Series B preferred stock, par value $0.0001 per share, and (iv) 20,000,000 shares of preferred stock with a par value of US$0.0001 per share. Under Leet’s certificate of incorporation, Leet’s board of directors has the authority to issue one or more series of preferred stock with designations, voting powers, preferences and rights, and any qualifications, restrictions or limitations thereof, as the board of directors may determine.

Leet BVI. Leet BVI is authorized to issue an unlimited number of shares divided into four classes as follows: (i) an unlimited number of ordinary shares of no par value, (ii) 1,000,000 shares of Series A Preferred Shares of no par value; (iii) 10,000,000 shares of Series B Preferred Shares of no par value and (iv) 9,000,000 preferred shares of no par value. Leet BVI’s board of directors may issue the Ordinary Shares, the Series A Preferred Shares, the Series B Preferred Shares and the Blank Check Preferred Shares of Leet BVI at the times and to the persons that the directors may determine without further shareholder approval. Pursuant to Leet BVI's M&A, the board of directors will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. Our board of directors will be able to, without shareholder approval, issue Blank Check Preferred Shares with voting and other rights that could adversely affect the voting power and other rights of the holders of the ordinary shares and could have anti-takeover effects. The ability of our board of directors to issue Blank Check Preferred Shares without shareholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management.

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Outstanding Capital Stock

Leet. Leet has outstanding one class of common stock and one class of preferred stock. Holders of shares of Leet common stock are entitled to all of the respective rights and obligations provided to common stockholders under Delaware law and Leet’s certificate of incorporation and bylaws. As of October 12, 2022, there were 152,899,640 shares of common stock, $0.0001 par value, issued and outstanding, and 1,000,000 issues of Series A preferred stock along with 5,898,256 series B preferred shares are issued and outstanding, par value $0.0001.

Leet BVI. Leet BVI also will have one class of Ordinary Shares, Series A Preferred Shares, and Series B Preferred Shares outstanding upon consummation of the Redomicile Transaction. Holders of the Ordinary Shares and the Preferred Shares of Leet BVI will be entitled to all the respective rights and obligations provided to such members under Leet BVI’s M&A and BVI law.

Designations of preferred stock

Leet. Leet’s certificate of incorporation authorizes preferred stock, which stock may be entitled to dividends, voting rights (whether full or limited), redemption provisions and certain preferences as may be determined from time to time by Leet’s board of directors. Two series of preferred stock have been designated, namely, the Series A and B shares, and with 1,000,000 shares of Series A preferred stock and 5,898,256 series B preferred shares as outstanding.

Leet BVI. Leet BVI’s M&A will also authorize the Preferred Shares and Blank Check Preferred Shares to be issued.

Voting Rights

Leet. Each holder of shares of Leet common stock is entitled to one vote per share on all matters to be voted on by common stockholders. Series A Preferred and Series B preferred stock Holders are entitled to 100 and 1,000 votes, respectively, on all matters validly brought to the Company’s stockholders.

Leet BVI. Each holder of Ordinary Shares of Leet BVI will be entitled to one vote per share on all matters to be voted on by holders of Ordinary Shares. Series A Preferred Share Holders are entitled to 100 votes on all matters validly brought to Leet BVI's members. Series B Preferred Share Holders are entitled to 1000 votes on all matters validly brought to Leet BVI's members.

Dividend Rights

Leet. The DGCL generally provides that, subject to certain restrictions, the directors of every corporation may declare and pay dividends upon the shares of its capital stock either out of its surplus or, in case there is no such surplus, out of its net profits for the fiscal year in which the dividend is declared and the preceding fiscal year. Leet’s bylaws authorize the board to declare, and Leet to pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by the DGCL and Leet’s certificate of incorporation.

Leet BVI. Subject to preferences that apply to Series B Preferred Shares outstanding at the time as further described above, the holders of outstanding shares of Ordinary Shares are entitled to dividends as may be declared by the board of directors subject to the BVI Act. Leet BVI's M&A provide that dividends may be declared and paid at such time, and in such an amount, as the directors determine subject to their being satisfied that Leet BVI will meet the statutory solvency test immediately after the dividend.

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Size of the Board of Directors

Leet. The DGCL provides that the board of directors of a Delaware corporation must consist of one or more directors as fixed by the corporation’s certificate of incorporation or bylaws. Leet’s certificate of incorporation and bylaws provide that the number of directors on Leet’s board of directors shall be not less than one nor more than five.

Leet BVI. BVI law requires that a company must have at least one director. As of the consummation of the Redomicile Transaction, Leet BVI’s board of directors is expected to have the same number of members as the Leet board of directors has prior to such consummation.

Term of Directors

Leet. Leet’s directors hold office until the next annual meeting or until their successors have been elected and qualified, or until they resign or are removed. Our board of directors appoints our officers, and our officers hold office until their successors are chosen and qualify, or until their resignation or their removal

Leet BVI. Leet’s BVI’s directors will also hold office until they resign or are removed. A director may be appointed or removed by a shareholder resolution or by a resolution of the board of directors.

Election of Directors

Leet. The DGCL provides that, unless the certificate of incorporation or bylaws provide otherwise, directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote. The Leet bylaws provide that each director will be elected by the vote of the plurality of votes cast by stockholders entitled to vote on the election.

Leet BVI. Pursuant to Leet BVI's M&A, a director may be appointed by a resolution of a simple majority of the members of Leet BVI or by resolution of the board of directors of Leet BVI.

Removal of Directors

Leet. Under Leet’s bylaws, a director may be removed from office at a meeting expressly called for that purpose by the vote of not less than a majority of the outstanding capital stock entitled to vote at an election of directors.

Leet BVI Pursuant to Leet BVI's M&A, a director’s office shall be vacated if (a) the director is absent from three consecutive meetings of the board of directors without special leave of absence from the directors, and the directors pass a resolution that the absent director has by reason of such absence vacated office; or (b) all of the other directors (being not less than two in number) determine that the director in question should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with the articles or by a resolution in writing signed by all of the other directors.

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Filling of Vacancies on the Board of Directors

Leet. Leet’s bylaws provide that vacancies in the board of directors, including vacancies resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, though less than a quorum; except that vacancies resulting from removal from office by a vote of the stockholders may be filled by the stockholders at the same meeting at which such removal occurs provided that the holders of not less than a majority of the outstanding capital stock of the corporation (assessed upon the basis of votes and not on the basis of number of shares) entitled to vote for the election of directors, voting together as a single class, shall vote for each replacement director. All directors elected to fill vacancies shall hold office for a term expiring at the time of the next annual meeting of stockholders and upon election and qualification of his successor. No decrease in the number of directors constituting the board of directors shall shorten the term of an incumbent director.

Leet BVI. Leet BVI’s M&A allow for a vacancy on the board of directors to be filled by a resolution of a simple majority of the members of Leet BVI or by a resolution of the board of directors of Leet BVI.

Ability to Call Special Meetings of Shareholders

Leet. Under the DGCL, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the corporation’s certificate of incorporation or bylaws. Leet’s bylaws provide that special meetings of the stockholders may be called at any time by the written resolution or request of two-thirds or more of the members of the board of directors, the president, or any executive vice president and shall be called upon the written request of the holders of two-thirds or more in amount, of each class or series of the capital stock of the corporation entitled to vote at such meeting on the matters(s) that are the subject of the proposed meeting, such written request in each case to specify the purpose or purposes for which such meeting shall be called, and with respect to stockholder proposals, shall further comply with the certain form and notice requirements.

Leet BVI. Leet BVI’s M&A provide that the board of directors of Leet BVI may call general meetings and they shall on a members' requisition proceed to convene an extraordinary general meeting of Leet BVI. Pursuant to Leet BVI's M&A, a members' requisition is a requisition of members holding at the date of deposit of the requisition not less than 10% in par value (if all the issued shares have a par value), or otherwise by number of the issued shares which as at that date carry the right to vote in respect of the matter for which the meeting is requested.

Notice of Annual and Special Meetings of Shareholders

Leet. Leet’s bylaws provide that, except as otherwise provided by law, written notice of every meeting of stockholders must be given to each stockholder of record entitled to vote no less than fifteen and no more than sixty days calendar days before the date of the meeting.

Leet BVI Companies incorporated in the BVI are not required to hold annual meetings. If called, notice is required at least seven business days before such meeting. Pursuant to Leet BVI's M&A, every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in Leet BVI's M&A has been given and whether or not the provisions of Leet BVI's M&A regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed: (i) in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and (ii) in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 90% in par value (if all the issued shares have a par value), or otherwise by number of the shares giving that right.

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Amendments to the Certificate of Incorporation and Articles and the Memorandum and Articles of Association

Leet. The DGCL generally provides that amendments to the certificate of incorporation must be approved by the board of directors and then adopted by the vote of a majority of the outstanding voting power entitled to vote thereon, unless the certificate of incorporation requires a greater vote. The Leet certificate of incorporation requires the affirmative vote of a majority of the voting power of the outstanding shares of stock of Leet entitled to vote thereon, voting together as a single class, in order to amend, alter or repeal any provision of the Leet certificate of incorporation.

Under the DGCL, stockholders of a corporation entitled to vote and, if so provided in the certificate of incorporation, the directors of the corporation, each have the power, separately, to adopt, amend and repeal the bylaws of a corporation. Leet’s bylaws may be adopted at any meeting of the Board of Directors of the Corporation by the affirmative vote of a majority of the members of the Board, or by the affirmative vote of a majority of the outstanding capital stock of the Corporation (assessed upon the basis of votes and not on the basis of number of shares) entitled to vote generally in the election of directors, voting together as a single class.

Leet BVI. As permitted by BVI law, Leet BVI's M&A may be amended with a resolution of members or, with certain exceptions contained in the BVI Act, by resolutions of directors, except that the rights and preferences of the Series A Preferred Shares and Series B Preferred Shares cannot be modified without approval of a majority of the voting rights of the Series A Preferred Shares and Series B Preferred Shares, respectively.

State/BVI Anti-Takeover Statutes

Leet. Section 203 of the DGCL prohibits a Delaware corporation from engaging in a business combination with a stockholder acquiring more than 15% but less than 85% of the corporation’s outstanding voting stock for three years following the time that person becomes an “interested stockholder,” unless prior to such date the board of directors approves either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder or the business combination is approved by the board of directors and by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder. Leet is governed by Section 203 of the DGCL.

Leet BVI. Some provisions of Leet BVI's M&A may discourage, delay or prevent a change of control of our company or management that members may consider favourable, including provisions that:

•	authorize Leet BVI's board of directors to issue the Preferred Shares of the Blank Check Preferred Shares in one or more series and to designate the price, rights, preferences, privileges, and restrictions of such Blank Check Preferred Shares without any further vote or action by our members; and

•	limit the ability of members to requisition and convene general meetings of members.

However, under BVI law, our directors may only exercise the rights and powers granted to them under Leet BVI's M&A for a proper purpose and for what they believe in good faith to be in the best interests of the company.

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Mergers, Consolidations and Other Transactions

Leet. Under the DGCL, the approval of the board of directors and the holders of a majority of the shares entitled to vote is required for a merger, consolidation or sale of all of substantially all of a corporation’s assets. However, unless the corporation provides otherwise in its certificate of incorporation, no stockholder vote of a constituent corporation surviving a merger is required if:

•	the merger agreement does not amend the constituent corporation’s certificate of incorporation;

•	each share of stock of the constituent corporation outstanding before the merger is an identical outstanding or treasury share of the surviving corporation after the merger; and

•	either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Leet BVI. Under the BVI Act, a BVI company and non-BVI company, each a “constituent company”, may merge or consolidate. The BVI Act provides for slightly different procedures depending on the nature of the parties to the merger.

A merger involves the merging of two or more companies into one of the constituent companies (to the merger) with one constituent company continuing in existence to become the surviving company post-merger. A consolidation involves two or more companies consolidating into a new company.

A merger is effective on the date that the articles of merger (as described below) are registered by the Registrar of Corporate Affairs in the BVI, or on such later date, not exceeding 30 days from the date of registration as is stated in the articles of merger.

As soon as a merger becomes effective:

i.	the surviving company (so far as is consistent with its memorandum and articles, as amended by the articles of merger) has all rights, privileges, immunities, powers, objects and purposes of each of the constituent companies;

ii.	the memorandum and articles of the surviving company are automatically amended to the extent, if any, that changes to its memorandum and articles are contained in the articles of merger;

iii.	assets of every description, including choses in action and the business of each of the constituent companies, immediately vest in the surviving company;

iv.	the surviving company is liable for all claims, debts, liabilities and obligations of each of the constituent companies;

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v.	no conviction, judgment, ruling, order, claim, debt, liability or obligation due or to become due, and no cause existing, against a constituent company or against any member, director, officer or agent thereof, is released or impaired by the merger; and

vi.	no proceedings, whether civil or criminal, pending at the time of a merger by or against a constituent company, or against any member, director or officer, or agent thereof, are abated or discontinued by the merger; but

a)	the proceedings may be enforced, prosecuted, settled or compromised by or against the surviving company or against the member, director, officer or agent thereof, as the case may be; or

b)	the surviving company may be substituted in the proceedings for a constituent company.

The registrar shall strike off the Register of Companies a constituent company that is not the surviving company in the merger.

The BVI Act provides that any member of Leet BVI is entitled to payment of the fair value of his shares upon dissenting from a merger, unless Leet BVI is the surviving company of the merger and the member continues to hold the same or similar shares. The following is a summary of the position in respect of dissenters rights in the event of a merger under the BVI Act.

A dissenter is in most circumstances required to give to Leet BVI written objection to the merger, which must include a statement that the dissenter proposes to demand payment for his shares if the merger takes place. This written objection must be given before the meeting of members at which the merger is submitted to a vote, or at the meeting but before the vote. However, no objection is required from a member to whom Leet BVI did not give notice of the meeting of members or where the proposed merger is authorized by written consent of the members without a meeting.

Within 20 days immediately following the written consent, or the meeting at which the merger was approved, Leet BVI shall give written notice of the consent or resolution to each member who gave written objection or from whom written objection was not required, except those members who voted for, or consented in writing to, the proposed merger.

A member to whom Leet BVI was required to give notice who elects to dissent shall, within 20 days immediately following the date on which the copy of the plan of merger or an outline of the merger is given to him, give to Leet BVI a written notice of his decision to elect to dissent, stating:

(a)	his name and address;

(b)	the number and classes of shares in respect of which he dissents (which must be all shares that he holds in Leet BVI); and

(c)	a demand for payment of the fair value of his shares.

Upon the giving of a notice of election to dissent, the dissenter ceases to have any of the rights of a member except the right to be paid the fair value of his shares, and the right to institute proceedings to obtain relief on the ground that the action is illegal.

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Leet BVI shall make a written offer to each dissenter to purchase his shares at a specified price that Leet BVI determines to be their fair value. Such offer must be given within 7 days immediately following the date of the expiration of the period within which members may give their notices of election to dissent, or within 7 days immediately following the date on which the merger is put into effect, whichever is later.

If Leet BVI and the dissenter fail, within 30 days immediately following the date on which the offer is made, to agree on the price to be paid for the shares owned by the dissenter, then within 20 days:

(a)	Leet BVI and the dissenter shall each designate an appraiser;

(b)	the two designated appraisers together shall designate an appraiser;

(c)	the three appraisers shall fix the fair value of the shares owned by the dissenter as of the close of business on the day prior to the date of the meeting or the date on which the resolution was passed, excluding any appreciation or depreciation directly or indirectly induced by the action or its proposal, and that value is binding on Leet BVI and the dissenter for all purposes; and

(d)	Leet BVI shall pay to the dissenter the amount in money upon the surrender by him of the certificates representing his shares, and such shares shall be cancelled.

Preemptive Rights and Preferential Subscription Rights

Leet. Under Delaware law, stockholders of a corporation do not have preemptive rights to subscribe to an additional issue of stock or to any security convertible into such stock, unless such right is expressly included in the certificate of incorporation. The Leet certificate of incorporation provides that holders of shares of Leet capital stock do not have preemptive rights.

Leet BVI. Leet BVI's M&A do not provide for pre-emptive rights.

Directors’ and Officers’ Liability and Indemnification

Leet. Section 102 of the Delaware General Corporation Law (the “DGCL”) allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except where the director breached the duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of the DGCL or obtained an improper personal benefit.

Section 145 of the DGCL provides, among other things, that we may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding—other than an action by or in our right—by reason of the fact that the person is or was our director, officer, agent or employee, or is or was serving at our request as a director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding. The power to indemnify applies (a) if such person is successful on the merits or otherwise in defense of any action, suit or proceeding, or (b) if such person acting in good faith and in a manner he or she reasonably believed to be in the best interest, or not opposed to the best interest, of us, and with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful. The power to indemnify applies to actions brought by or in our right as well but only to the extent of defense expenses, including attorneys’ fees but excluding amounts paid in settlement, actually and reasonably incurred and not to any satisfaction of judgment or settlement of the claim itself, and with the further limitation that in such actions no indemnification shall be made in the event of any adjudication of liability to us, unless the court believes that in light of all the circumstances indemnification should apply.

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Section 174 of the DGCL provides, among other things, that a director, who willfully or negligently approves of an unlawful payment of dividends or an unlawful stock purchase or redemption, may be held liable for such actions. A director who was either absent when the unlawful actions were approved or dissented at the time, may avoid liability by causing his or her dissent to such actions to be entered in the books containing minutes of the meetings of the board of directors at the time such action occurred or immediately after such absent director receives notice of the unlawful acts.

Our amended and restated certificate of incorporation, as amended, and amended and restated bylaws provide that we shall indemnify our directors, officers, employees and other agents to the fullest extent not prohibited by the DGCL or any other applicable law. In addition, we have entered into agreements to indemnify our directors and officers and expect to continue to enter into agreements to indemnify all of our directors and officers. These agreements require us, among other things, to indemnify our directors and officers against certain liabilities which may arise by reason of their status or service as directors or officers to the fullest extent not prohibited by law. These indemnification provisions and the indemnification agreements may be sufficiently broad to permit indemnification of our officers and directors for liabilities, including reimbursement of expenses incurred, arising under the Securities Act of 1933.

Leet BVI. BVI law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the BVI High Court to be contrary to public policy (e.g., for purporting to provide indemnification against the consequences of committing a crime). An indemnity will be void and of no effect and will not apply to a person unless the person acted honestly and in good faith and in what he believed to be in the best interests of the company and, in the case of criminal proceedings, the person had no reasonable cause to believe that his conduct was unlawful. Leet BVI's M&A permit indemnification of officers and directors for losses, damages, costs and expenses incurred in their capacities as such unless such losses or damages arise from dishonesty or fraud of such directors or officers. This standard of conduct is generally the same as permitted under the Delaware General Corporation Law for a Delaware corporation. In addition, we have entered into indemnification agreements with our directors and executive officers that provide such persons with additional indemnification beyond that provided in Leet BVI's M&A.

Leet BVI's M&A provide that, subject to the BVI Act, every director and officer of Leet BVI (which for the avoidance of doubt, shall not include Auditors), together with every former director and former officer of Leet BVI (each an "Indemnified Person") shall be indemnified out of the assets of Leet BVI against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud or wilful default. No Indemnified Person shall be liable to Leet BVI for any loss or damage incurred by Leet BVI as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud or wilful default under Leet BVI's M&A unless or until a court of competent jurisdiction shall have made a finding to that effect.

Leet BVI shall advance to each Indemnified Person reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

The directors, on behalf of Leet BVI, may purchase and maintain insurance for the benefit of any director or other officer of the Leet BVI against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

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Shareholder Rights Plan

Leet. Leet currently has no stockholder rights plan. The Leet board of directors could, pursuant to its authority to issue preferred stock, adopt a stockholder rights plan without stockholder approval at any future time.

Leet BVI. Leet BVI's M&A do not provide for any stockholder rights plans.

Quorum of Shareholders

Leet. Leet’s bylaws provide that the presence of stockholders, in person or by proxy, holding at least a majority of the outstanding shares of Leet common stock will be required to establish a quorum. The stockholders present in person or by proxy at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. When specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of that class or series constitute a quorum of the class or series for the transaction of business.

Leet BVI. A quorum required for a meeting of members consists of a majority of the votes of the members entitled to vote at such meeting, present in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative.

Inspection of Corporate Records

Leet. Under the DGCL, any stockholder may inspect Leet’s stock ledger, a list of its stockholders, and its other books and records for a proper purpose during usual business hours. Moreover, under the DGCL and Leet’s bylaws, Leet must make available, before every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting, showing the address of each stockholder and the number of registered shares in the name of each stockholder. The list must be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting on a reasonably accessible electronic network (provided that the information required to gain access to such list is provided with notice of the meeting) or during normal business hours, at the principal place of business of Leet. The list must also be produced at the time and place of the meeting during the whole time thereof.

Leet BVI. A member of the company is entitled, on giving written notice to the company, to inspect (a) the memorandum and articles of association of the company; (b) the register of members; (c) the register of directors; and (d) the minutes of meetings and resolutions of members and of those classes of members of which he is a member; and to make copies of or take extracts from the documents and records. Subject to the Leet BVI's M&A, the directors may, if they are satisfied that it would be contrary to the company’s interests to allow a member to inspect any document, or part of a document, specified in (b), (c) and (d) above, refuse to permit the member to inspect the document or limit the inspection of the document, including limiting the making of copies or the taking of extracts from the records.

Where a company fails or refuses to permit a member to inspect a document or permits a member to inspect a document subject to limitations, that member may apply to the BVI High Court for an order that he should be permitted to inspect the document or to inspect the document without limitation.

A company is required to keep at the office of its registered agent: its memorandum and articles of association of the company; the register of members or a copy of the register of members; the register of directors or a copy of the register of directors; and copies of all notices and other documents filed by the company in the previous ten years.

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Appraisal Rights

Leet. Under the DGCL, with certain exceptions, members have appraisal rights in connection with a merger or consolidation. Pursuant to the DGCL, members who properly request and perfect appraisal rights in connection with such merger or consolidation will have the right to receive payment of the fair value of their shares as determined by the Delaware Court of Chancery.

If the Redomestication Transaction occurs, Leet shareholders who do not vote in favor of it have the right to demand the cash fair value of their Leet common and/or preferred stock (exclusive of any element of value arising from the accomplishment or expectation of the business combination) instead of taking Leet BVI members.

Leet common stock and preferred stock will not be converted into Leet BVI Ordinary or Preferred Shares if the holder validly exercises and perfects statutory appraisal rights with respect to them. When and if the holder withdraws the demand for appraisal or otherwise becomes ineligible to exercise appraisal rights, the shares will automatically convert into Leet BVI shares on the same basis as the other shares converted in the Redomestication Transaction.

To perfect one’s appraisal right, a stockholder must not vote in favor of the Redomestication Transaction, and then mail or deliver a written demand for appraisal before the taking of the vote at the Special Meeting. This written demand must be separate from any written consent or vote against approval of the Redomestication Transaction. Voting against approval of the Redomestication Transaction or failing to vote on the proposal will not constitute a demand for appraisal within the meaning of Section 262 of the Delaware General Corporation Law. The written demand should be delivered to:

Leet Technology Inc.

805, 8th Floor, Menara Mutiara Majestic,

Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia

Attn: Ding Jung Long

A written demand for appraisal is only effective if it reasonably informs Leet of the stockholder’s identity and that the stockholder demands appraisal of his, her or its shares. Accordingly, the written demand for appraisal should specify the stockholder’s name and mailing address, the number of Leet shares owned and that the stockholder is thereby demanding appraisal.

A record owner of Leet stock as a nominee for others, such as a broker, may exercise a right of appraisal with respect to stock held for some beneficial owners and not others. In that case, the record stockholder should specify in the written demand the number of shares as to which the stockholder wishes to demand appraisal. If the written demand does not expressly specify the number of shares, Leet will assume that the written demand covers all the Leet shares in the nominee’s name.

It is important that Leet receive all written demands promptly as provided above. Failure to comply with any of these conditions will result in the stockholder failing to perfect his, her or its appraisal rights. In that event, however, the stockholder will remain entitled to receive Leet BVI shares in the business combination.

Dissenting stockholders must not approve the business combination. If a dissenting stockholder votes in favor of the business combination, the stockholder’s right to appraisal will terminate, even if the stockholder previously filed a written demand for appraisal. A vote against approval of the business combination is not required in order to exercise appraisal rights.

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Dissenters must continuously hold their Leet shares from the date they make the demand for appraisal through the closing of the Redomestication Transaction. Record holders who make the appraisal demand but subsequently sell their shares prior to the closing of the Redomestication Transaction will lose any right to appraisal in respect of the sold shares.

Within 120 days after the effective date of the Redomestication Transaction, any stockholder who has complied with the conditions of Section 262 may file a petition in the Delaware Court of Chancery (the “Chancery Court”) demanding that the Chancery Court determine the fair value of the shares held by all stockholders entitled to appraisal rights. Neither Leet nor Leet BVI has any intention at this time of filing such a petition. Because Leet BVI has no obligation to file this petition if no dissenting stockholder does, dissenting stockholders may lose their rights of appraisal if they fail to file.

A dissenting stockholder who no longer wishes to exercise appraisal rights must withdraw the demand for appraisal rights within 60 days after the effective date of the Redomestication Transaction. After that 60-day period, withdrawing a demand requires the written consent of Leet BVI under Delaware law. If a stockholder effectively withdraws a demand for appraisal rights, he, she or it will receive the business combination consideration.

A stockholder in compliance with the demand requirements is entitled to receive from Leet BVI, upon written request within 120 days after the effective date of the business combination, a statement of the aggregate number of shares for which appraisal has been demanded and the number of stockholders making demands. Leet BVI must provide the statement before the later of (i) the tenth day after receiving such request or (ii) the tenth day after the demand period has expired.

If a Chancery Court proceeding is commenced by a dissenting stockholder, Leet BVI has 20 days to provide the court with the names of dissenting stockholders with which it has not settled a claim for appraisal. The court may then send notice of a hearing to all stockholders demanding appraisal rights and conduct a hearing to determine whether the stockholders have fully complied with Section 262 and their entitlement to appraisal rights. The court may require deposit of dissenting stockholders’ stock certificates with the court. A dissenting stockholder who does not follow this requirement may be dismissed from the proceeding.

The Chancery Court will determine the value of the shares taking into account all relevant factors and excluding any appreciation or depreciation due to the anticipation or accomplishment of the Redomestication Transaction. Fair value under Section 262 is not necessarily the same as an investment banking firm determining that the business combination is fair. Upon determination of the value, Leet BVI will be ordered to pay that value, together with simple or compound interest as the court directs. To receive payment, the dissenting stockholders must surrender their stock certificates to Leet BVI.

The costs of the appraisal proceeding may be assessed against Leet BVI and the stockholders as the court determines.

Shareholder Derivative Lawsuits

Leet. Under the DGCL, our shareholders may bring an action in our name to procure a judgment in our favor, also known as a derivative action, provided that the shareholder bringing the action is a holder of our shares at the time of the transaction to which the action relates or such shareholder’s stock thereafter devolved by operation of law.

Leet BVI. Under the provisions of the BVI Act, the memorandum and articles of association of a company are binding as between the company and its members and between the members.

If the majority members have infringed a minority member’s rights, the minority may seek to enforce its rights either by derivative action or by personal action. A derivative action concerns the infringement of the company’s rights where the wrongdoers are in control of the company and are preventing it from taking action, whereas a personal action concerns the infringement of a right that is personal to the particular member concerned.

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The BVI Act provides for a series of remedies available to members. Where a company incorporated under the BVI Act conducts some activity which breaches the BVI Act or the company’s memorandum and articles of association, the BVI High Court can issue a restraining or compliance order. Members can now also bring derivative, personal and Representative Actions under certain circumstances.

Generally, any other claims against a company by its members must be based on the general laws of contract or tort applicable in the BVI or their individual rights as members as established by the company’s memorandum and articles of association.

In certain circumstances, a member has the right to seek various remedies against the company in the event the directors are in breach of their duties under the BVI Act. Pursuant to Section 184B of the BVI Act, if a company or director of a company engages in, proposes to engage in or has engaged in, conduct that contravenes the provisions of the BVI Act or the memorandum or articles of association of the company, the courts of the British Virgin Islands may, on application of a member or director of the company, make an order directing the company or director to comply with, or restraining the company or director from engaging in conduct that contravenes the BVI Act or the memorandum or articles. Furthermore, pursuant to Section 184I(1) of the BVI Act, a member of a company who considers that the affairs of the company have been, are being or likely to be, conducted in a manner that is, or any acts of the company have been, or are likely to be oppressive, unfairly discriminatory, or unfairly prejudicial to him in that capacity, may apply to the courts of the BVI for an order which, inter alia, can require the company or any other person to pay compensation to the members.

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THE SPECIAL MEETING

We are furnishing this proxy statement/prospectus to our stockholders in connection with the solicitation of proxies by Leet’s board of directors for use at the special meeting of stockholders.

Time, Place and Date

The Special Meeting of stockholders will be held on December 15, 2022, at 9:00 a.m., local time, at 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia.

Purpose of the Special Meeting

At the Special Meeting, Leet’s board of directors will ask stockholders to vote on the following proposal:

.

1.         to adopt the Merger Agreement, pursuant to which the merger of US Merger Co into Leet will be effected (the “Redomicile Proposal”).

Leet’s board of directors has unanimously approved the Merger Agreement and recommends that you vote “FOR” the Redomicile Proposal.

Record Date; Outstanding Voting Securities; Voting Rights; Vote Required for Approval

Stockholders of record of Leet as of the close of business, U.S. Eastern time, on November 14, 2022, have the right to attend the Special Meeting and vote their shares, or may grant a proxy to vote on each of the proposals included in this proxy statement/prospectus.

Leet has one outstanding class of common stock and one outstanding class of convertible preferred stock, par value $0.0001 per share, which entitles holders to vote at meetings of Leet’s stockholders.

On the record date, there were approximately 152,899,640 shares of Leet common stock outstanding. Each share of Leet common stock entitles the holder to one vote while each share of Series A and Series B convertible preferred stock entitles the holder to 100 votes and 1,000 votes, respectively. Stockholders may not cumulate their votes. There are no matters that require a supermajority vote under Leet’s certificate of incorporation.

The affirmative vote of a majority of the outstanding shares of Leet common stock entitled to vote on the matter is required to approve the Redomicile Proposal.

Our directors and executive officers have indicated that they intend to vote their shares in favor of the Redomicile Proposal, although none of them have entered into any agreements obligating them to do so. On the record date, our directors and executive officers and their affiliates beneficially owned approximately 75.49%  of the common stock of Leet.

91

Proxies and Voting Instruction Cards

A proxy card is being sent with this proxy statement/prospectus to each stockholder of record of Leet as of the record date for the Special Meeting. If you are a stockholder of record of Leet as of the record date, you may grant a proxy to vote on each of the Proposals described in this proxy statement/prospectus by following the instructions on the proxy card.

If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares. In particular, if you hold your shares in “street name” through The Depository Trust Company (“DTC”), you should follow the procedures typically applicable to voting of securities beneficially held through DTC because Cede & Co., as nominee of DTC, is the stockholder of record in Leet’s stock transfer book with respect to such shares.

If you have timely submitted a properly executed proxy card and specifically indicated your votes, your shares will be voted as indicated. If you have timely submitted a properly executed proxy card and have not specifically indicated your votes, your shares will be voted as recommended by the Leet board of directors with respect to that proposal. The board of directors knows of no matters, other than those stated in this proxy statement/prospectus, to be presented for consideration at the Special Meeting.

Revocation. In addition to revocation in any other manner permitted by law, you can revoke your proxy in one of the following ways:

•	filing a written revocation with the secretary prior to the voting of such proxy;

•	giving a duly executed proxy bearing a later date; or

•	attending the Special Meeting and voting in person.

Your attendance at the Special Meeting will not itself revoke your proxy.

Quorum

The presence of stockholders, in person or by proxy, holding at least a majority of the outstanding shares of Leet common stock will be required to establish a quorum. The stockholders present in person or by proxy at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum.

Inspection Rights

Under the DGCL, any stockholder may inspect Leet’s stock ledger, a list of its stockholders, and its other books and records for a proper purpose during usual business hours. Moreover, under the DGCL and Leet’s bylaws, Leet must make available, before every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting, showing the address of each stockholder and the number of registered shares in the name of each stockholder. The list must be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting on a reasonably accessible electronic network (provided that the information required to gain access to such list is provided with notice of the meeting) or during normal business hours, at the principal place of business of the corporation. The list must also be produced at the time and place of the meeting during the whole time thereof.

92

EXPERTS

The consolidated financial statements of Leet at December 31, 2021 and 2020, and for each of the two years in the period ended December 31, 2021, appearing in this proxy statement/prospectus and registration statement have been audited by Friedman LLP, independent registered public accounting firm, as set forth in their report thereon which report includes an explanatory paragraph related to the substantial doubt about the Company’s ability to continue as a going concern appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

Sichenzia Ross Ference LLP, New York, NY, will pass upon certain U.S. federal income tax consequences of the Redomicile Transaction. Maples & Calder, Tortola, BVI, will pass upon certain BVI legal matters with respect to the Redomicile Transaction, including legal matters with respect to the validity of the Ordinary shares to be issued pursuant to the Redomicile Transaction. Tre Taxation Services Sdn. Bhd., Malaysia, will pass upon certain Malaysian tax matters with respect to the Redomicile Transaction.

HOUSEHOLDING

The SEC permits a single proxy statement to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one proxy statement/prospectus unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate proxy statements wishes to receive a single proxy statement in the future, that stockholder should contact their broker or send a request to our Chief Executive Officer, Leet Technology Inc., Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia. We will deliver, promptly upon written or oral request to the general counsel, a separate copy of this proxy statement/prospectus to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

93

WHERE YOU CAN FIND MORE INFORMATION

Leet is subject to the informational requirements of the U.S. Securities Exchange Act of 1934 and in accordance therewith files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Leet’s SEC filings also are available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

Leet’s web site is located at https://myleet.com/. Leet’s filings with the SEC are available, free of charge, through its web site, as soon as reasonably practicable after those reports or filings are electronically filed with or furnished to the SEC. Information on Leet’s web site or any other web site is not incorporated by reference in this proxy statement/prospectus and does not constitute a part of this proxy statement/prospectus.

Leet BVI has filed a registration statement on Form S-4 with the SEC to register the offering of its Ordinary shares in connection with the Redomicile Transaction. This proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of Leet BVI under applicable U.S. securities laws in addition to being the proxy statement/prospectus of Leet for the Special Meeting.

You may obtain without charge a copy of our filings with the SEC by requesting them in writing or by telephone at the following address:

Dong Jung Long

Leet Technology Inc.

805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000

Selangor, Malaysia

(603) 7783-1636

In order to ensure timely delivery of these documents, you should make such request no later than five business days prior to the date of the Special Meeting.

94

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

F-1

LEET TECHNOLOGY INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	June 30, 2022	December 31, 2021
ASSETS
Current asset:
Cash	$2,313	$23,192
Accounts receivable	35,230	19,833
Deposit and other receivables	26,533	25,367
Total current assets	64,076	68,392

Non-current asset:
Plant and equipment, net	137,619	153,191
Capitalized development costs, net	77,585	–
Right of use assets	5,214	8,052
Total non-current assets	220,418	161,243

TOTAL ASSETS	$284,494	$229,635

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$621,246	$537,034
Accrued liabilities and other payables	60,282	51,618
Accrued compensation payable to officers and directors	386,435	366,558
Contract liability	262,908	–
Amounts due to related parties	4,718,605	4,035,596
Operating lease liabilities	2,396	5,042

Total current liabilities	6,051,872	4,995,848

Non-current liabilities
Operating lease liabilities	2,796	2,971

TOTAL LIABILITIES	6,054,668	4,998,819

Commitments and contingencies

STOCKHOLDERS’ DEFICIT
Preferred stock, 20,000,000 shares authorized, $0.0001 par value:
Series A, 1,000,000 authorized, issued and outstanding	100	100
Series B, 10,000,000 shares authorized, none issued and outstanding	–	–
Common stock, $0.0001 par value; 10,000,000,000 shares authorized; 152,899,640 shares issued and outstanding as of June 30, 2022 and December 31, 2021	15,290	15,290
Additional paid-in capital	3,062,662	3,062,662
Accumulated other comprehensive income (loss)	253,995	(12,530)
Accumulated deficit	(9,102,221)	(7,834,706)

Total stockholders’ deficit	(5,770,174)	(4,769,184)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$284,494	$229,635

See accompanying notes to these unaudited condensed consolidated financial statements.

F-2

LEET TECHNOLOGY INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE LOSS

(Unaudited)

	Three months		Six months
	ended June 30,		ended June 30,
	2022	2021	2022	2021

Revenue	$42,552	$14,964	$64,861	$28,466

Cost of revenue (includes related party expenses, $142,072 and $293,922 for the three and six months ended June 30, 2022, and includes related party expenses, $67,347 and $140,047 for the three and six months ended June 30, 2021)	(215,749)	(115,196)	(369,945)	(204,550)

Gross loss	(173,197)	(100,232)	(305,084)	(176,084)

Operating expenses:
Research and development (includes related party expenses, $9,068 and $18,065 for the three and six months ended June 30, 2022, and includes related party expenses, $9,079 and $18,106 for the three and six months ended June 30, 2021)	(9,068)	(9,085)	(18,065)	(18,132)
General and administrative expenses (includes related party expenses, $40,203 and $81,948 for the three and six months ended June 30, 2022, and includes related party expenses, $0 and $0 for the three and six months ended June 30, 2021)	(437,185)	(289,400)	(954,793)	(510,593)
Total operating expenses	(446,253)	(298,485)	(972,858)	(528,725)

Loss from operations	(619,450)	(398,717)	(1,277,942)	(704,809)

Other income (expense):
Interest expense	–	(1)	–	–
Interest income	–	–	77	76
Gain on disposal of subsidiaries	10,239	–	10,239	–
Other income	111	443	111	456
Total other income	10,350	442	10,427	532

LOSS BEFORE INCOME TAXES	(609,100)	(398,275)	(1,267,515)	(704,277)

Income tax expense	–	–	–	–

NET LOSS	(609,100)	(398,275)	(1,267,515)	(704,277)

Other comprehensive loss:
Foreign currency translation (loss) income	233,276	(4,675)	266,525	30,375

COMPREHENSIVE LOSS	$(375,824)	$(402,950)	$(1,000,990)	$(673,902)

Loss per share
- Basic and diluted	$(0.00)	$(0.00)	$(0.01)	$(0.01)

Weighted average number common shares outstanding
- Basic and diluted	152,899,640	140,397,289	152,899,640	140,397,289

See accompanying notes to these unaudited condensed consolidated financial statements.

F-3

LEET TECHNOLOGY INC.

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

(Unaudited)

						Accumulated
	Preferred stock		Common stock		Additional	other		Total
	No. of		No. of		paid-in	comprehensive	Accumulated	stockholders’
	shares	Amount	shares	Amount	capital	loss	losses	deficit

Balance as of January 1, 2021	1,000,000	$100	140,397,289	$14,040	$9,900	$(76,195)	$(2,478,119)	$(2,530,274)

Foreign currency translation adjustment	–	–	–	–	–	35,050	–	35,050
Net loss for the period	–	–	–	–	–	–	(306,002)	(306,002)
Balance as of March 31, 2021	1,000,000	$100	140,397,289	$14,040	$9,900	$(41,145)	$(2,784,121)	$(2,801,226)

Foreign currency translation adjustment	–	–	–	–	–	(4,675)	–	(4,675)
Net loss for the period	–	–	–	–	–	–	(398,275)	(398,275)
Balance as of June 30, 2021	1,000,000	$100	140,397,289	$14,040	$9,900	$(45,820)	$(3,182,396)	$(3,204,176)

Balance as of January 1, 2022	1,000,000	100	152,899,640	15,290	3,062,662	$(12,530)	$(7,834,706)	$(4,769,184)

Foreign currency translation adjustment	–	–	–	–	–	33,249	–	33,249
Net loss for the period	–	–	–	–	–	–	(658,415)	(658,415)
Balance as of March 31, 2022	1,000,000	$100	152,899,640	$15,290	$3,062,662	$20,719	$(8,493,121)	$(5,394,350)

Foreign currency translation adjustment	–	–	–	–	–	233,276	–	233,276
Net loss for the period	–	–	–	–	–	–	(609,100)	(609,100)
Balance as of June 30, 2022	1,000,000	$100	152,899,640	$15,290	$3,062,662	$253,995	$(9,102,221)	$(5,770,174)

See accompanying notes to unaudited condensed consolidated financial statements.

F-4

LEET TECHNOLOGY INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six months ended June 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(1,267,515)	$(704,277)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation on plant and equipment	17,941	5,087
Amortization on intangible assets	63,377	89,922
Right of use amortization	2,483	2,545
Gain on disposal of subsidiaries	(10,239)	–

Change in operating assets and liabilities:
Accounts receivable	(16,984)	5,130
Deposit and other receivables	(2,892)	(6,326)
Accounts payable	110,809	118
Accrued liabilities and other payables	12,493	(10,262)
Accrued compensation payable to officers and directors	40,763	42,497
Contract liability	271,273	–
Operating lease liabilities	(2,467)	(2,593)
Net cash used in operating activities	(780,958)	(578,159)

Cash flows from investing activities:
Purchase of plant and equipment	(9,666)	(149,395)
Disposal of cash from subsidiaries	(11,012)	–
Capitalization of development costs	(143,431)	–
Net cash used in investing activities	(164,109)	(149,395)

Cash flows from financing activities:
Repayment to a director	(613)	–
Advances from related parties	928,734	699,587
Net cash provided by financing activities	928,121	699,587

Effect on exchange rate change on cash	(3,933)	9,601

Net decrease in cash	(20,879)	(18,366)

CASH, BEGINNING OF PERIOD	23,192	38,985

CASH, END OF PERIOD	$2,313	$20,619

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for tax	$–	$–
Cash paid for interest	$–	$–

See accompanying notes to unaudited condensed consolidated financial statements.

F-5

LEET TECHNOLOGY INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2022

(Unaudited)

1.	DESCRIPTION OF BUSINESS AND ORGANIZATION

Leet Technology Inc. (“the Company” or “LTES”) was incorporated on July 2, 2013 under the laws of the State of Delaware. The Company currently operates an eSports platform in Malaysia.

On August 23, 2021, the Company was approved to change its current name to Leet Technology Inc. and the trading symbol of LTES.

On February 15, 2022, Leet Entertainment Group Limited transferred all 1,000 ordinary shares of Leet Entertainment Sdn. Bhd to the Company at part of the Company’s plans to restructure and simplify the corporate structure.

On April 4, 2022, the Company sold all its 10,000 shares in Leet Technology Limited, with its wholly owned subsidiary Leet Entertainment Group Limited, to Mr. Song, the majority shareholder of the Company, for $10,000 as part of its plans to restructure and simplify the corporate structure. With the completion of this corporate restructure, the Company shall henceforth only have one wholly owned Malaysian subsidiary, Leet Entertainment Sdn Bhd. Prior to the corporate restructure, Leet Entertainment Group Limited, a wholly owned subsidiary of Leet Technology Limited, transferred all its assets, liabilities, and business operations to Leet Entertainment Sdn Bhd with the approval by the board of directors. There were no changes to the main business activities of the Company as a result of these transactions.

On December 13, 2021, LEET Inc. was incorporated under the laws of British Virgins Islands (BVI). On July 22, 2022, the Board of Directors of the Company approved and authorized the Company to purchase all of Mr. Song's shares in LEET Inc. for a cash consideration of $1. As of July 26, 2022, LEET Inc. became a wholly owned subsidiary of the Company.

Description of subsidiaries

Name	Place of incorporation and kind of legal entity	Principal activities	Particulars of registered/ paid up share capital	Effective interest held

Leet Technology Limited *	Labuan, Malaysia	Investment holding	10,000 ordinary shares at par value of US$1	100%

Leet Entertainment Group Limited*	Hong Kong	Provision of information technology and mobile application development and digital content publishing service	1 ordinary share at par value of HK$1	100%

Leet Entertainment Sdn. Bhd.	Malaysia	Provision of information technology and mobile application development and digital content publishing service	1,000 ordinary shares at par value of MYR1	100%

LEET Inc.	BVI	Investment holding	1 ordinary share at par value of US$1	100%

*	were disposed on April 4, 2022.

The Company and its subsidiary are hereinafter referred to as (the “Company”).

F-6

2.	LIQUIDITY GOING CONCERN UNCERTAINTIES

The accompanying unaudited condensed consolidated financial statements have been prepared using the going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company has determined that certain factors raise substantial doubt about its ability to continue as a going concern for a least one year from the date of issuance of these unaudited condensed consolidated financial statements.

As of June 30, 2022, the Company had $2,313 in cash, working capital deficit of $5,987,796 and accumulated deficit of $9,102,221. The Company incurred a continuous net loss of $1,267,515 during the six months ended June 30, 2022. The Company believes that its current level of cash are not sufficient to fund its operations and obligations without additional financing. In addition, with respect to the ongoing and evolving coronavirus (COVID-19) outbreak, which was designated as a pandemic by the World Health Organization on March 11, 2020, the outbreak has caused substantial disruption in international economies and global trades and if repercussions of the outbreak are prolonged, could have a significant adverse impact on the Company’s business.

The continuation of the Company as a going concern through the next twelve months is dependent upon the continued financial support from its stockholders and related parties. The Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations for one year from the date of the filing of the unaudited condensed consolidated financial statements.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These unaudited condensed consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited condensed consolidated financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying unaudited condensed consolidated financial statements and notes.

Basis of presentation

The accompanying unaudited condensed consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”) for interim financial reporting, and in accordance with instructions for Form 10-Q and Article 8 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the unaudited consolidated financial statements contained in this report reflect all adjustments that are normal and recurring in nature and considered necessary for a fair presentation of the financial position and the results of operations for the interim periods presented. The year-end balance sheet data was derived from audited financial statements but does not include all disclosures required by US GAAP. The results of operations for the interim period are not necessarily indicative of the results expected for the full year. These unaudited condensed consolidated financial statements, footnote disclosures and other information should be read in conjunction with the financial statements and the notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Use of estimates and assumptions

In preparing these unaudited condensed consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements during the period reported. Actual results may differ from these estimates.

F-7

Basis of consolidation

The unaudited condensed consolidated financial statements include the financial statements of the Company and its subsidiaries. All inter-company balances and transactions within the Company have been eliminated upon consolidation.

Cash

Cash represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

Accounts receivable

Accounts receivable are recorded in accordance with Accounting Standards Codification (“ASC”) 310, “Receivables.” Accounts receivable are recorded at the invoiced amount and do not bear interest, which are due within contractual payment terms, generally 30 to 90 days from completion of service. Credit is extended based on evaluation of a customer's financial condition, the customer creditworthiness and their payment history. Accounts receivable outstanding longer than the contractual payment terms are considered past due. Past due balances over 90 days and over a specified amount are reviewed individually for collectability. At the end of each quarter, the Company specifically evaluates individual customer’s financial condition, credit history, and the current economic conditions to monitor the progress of the collection of accounts receivables. The Company will consider the allowance for doubtful accounts for any estimated losses resulting from the inability of its customers to make required payments. For the receivables that are past due or not being paid according to payment terms, the appropriate actions are taken to exhaust all means of collection, including seeking legal resolution in a court of law. The Company does not have any off-balance-sheet credit exposure related to its customers. As of June 30, 2022 and December 31, 2021, there were no allowance for doubtful accounts.

Plant and equipment

Plant and equipment are stated at historical cost less accumulated depreciation. Leasehold improvements are amortized over the lessor of the based term of the lease or 5 years of the leasehold improvement. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

Expected useful lives
Computer equipment	5 years
Furniture and fixtures	5 years

Expenditures for repairs and maintenance are expensed as incurred. When assets have been retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

Capitalized development costs

In accordance with ASC 340-40, Other Assets and Deferred Costs (ASC 340-40”), the Company capitalizes certain development costs required to fulfill its obligations under contracts for its customers. These direct costs are typically incurred at a contract’s inception which enables the Company to satisfy its future performance obligations for its customers. These costs primarily consist of direct labor for coding, programing, and additional customizations specific to the customers licensed platform offering. These costs are expected to be recovered through the life of the contract.

The capitalized development costs are amortized on a customer specific contract basis using the straight-line method over the estimated economic life of the application, typically two years, beginning when those development effort were placed into service.

F-8

Research and development costs

Research and development costs are expensed as incurred and consist of development work associated with our existing technology, customer solutions and processes. Our research and development expenses relate primarily to payroll costs for personnel, costs associated with various projects, including testing, development and other related expenses.

Impairment of long-lived assets

In accordance with the provisions of ASC Topic 360, “Impairment or Disposal of Long-Lived Assets”, all long-lived assets such as plant and equipment, intangible assets, and right of use (“ROU”) assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of an asset to its estimated future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. There was no impairment charge for the six months ended June 30, 2022 and 2021.

Contract liability

Billing practices for the Company’s contracts are governed by the contract terms of each project. Billings do not necessarily correlate with revenues recognized. The Company records contract liabilities to account for these differences in timing.

The contract liability, represents the Company’s obligation to transfer goods or services to a customer for which the Company has been paid by the customer or for which the Company is obligated to perform under the contract. Revenue for future services reflected in this account are recognized, and the liability is reduced, as the Company subsequently satisfies the performance obligation under the contract.

Revenue recognition

The revenue of the Company is currently generated from the provision of white label solutions and esports event management and team services. The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) Topic 606 – Revenue from Contracts with Customers (“ASC 606”) when control of a product or service is transferred to a customer.

Under ASC 606, a performance obligation is a promise within a contract to transfer a distinct good or service, or a series of distinct goods and services, to a customer. Revenue is recognized when performance obligations are satisfied, and the customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for goods or services. Under the standard, a contract’s transaction price is allocated to each distinct performance obligation. To determine revenue recognition for arrangements that the Company determines are within the scope of ASC 606, the Company performs the following five steps:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

F-9

White Label Solutions Revenue

The Company derives revenue from the provision of white label solutions. The Company offers white label, contracted licensed, solutions primarily to their information & communications technology (“ICT”) partners. The Company engages its ICT partners to utilize its Matchroom.net Platform. For customers who have their own platforms and apps being used, the Company will customize the design of Matchroom.net to meet the customer’s need and integrate, a customized solution into the customer’s system. The Matchroom.net platform and software solution is customizable to the specific needs of each customer and can be integrated across multiple platforms. On average it will take the Company three months to complete the customization of the platform for a customers use.

The Company’s typical arrangement involves customizing the Matchroom.net platform solution, which requires technical programming support to build out the platform to its customers specifications. As a result, in analyzing the performance obligations being provided to the customer the Company considers the software license and customization services as a single performance obligation as required by ASC 606. In carrying out the services under these arrangements, the Company is often provided with upfront payment which is deferred and recognized into revenue over the duration of the contract. Additionally, the Company recognizes ticket revenue, upon the redemption of tickets, when the performance obligation has been satisfied.

Esports Tournament Management and Team Services Revenue

The Company derives revenue from esports tournament management and team services. The Company offers tournament management services to their customers, whereby they are engaged to provide the service of managing and hosting a tournament of the customer’s choice. The Company provides the required manpower and skills to host and manage an esports tournament on their own Matchroom.net platform or on the platform of the customer. The hosting and management of these tournaments on behalf of the customer is deemed to be one performance obligation and is met over the period of performance (couple of days) in which the tournament is held.

The amount to be recognized as revenue equals the predetermined event management fee as per the agreement in place between the Company and the customer. The Company fulfils its performance obligation through the execution and completion of hosting the tournament, over the period of performance that being the multi-day tournament. The amount per the contract is based on the needs of the customer and the required level of manpower or skills needed for the relevant tournament.

Apart from hosting the tournaments of other customers, the Company also hosts and managed their own internally held tournaments. The Company will obtain sponsorship agreements with other third-party entities whereby the Company commits to deliver certain sponsor and promotional services in exchange for consideration. Upon completion of the tournament a work completion report will be generated and communicated to the customer. Revenue will be recording pro rata during the duration of the tournament. The Company invoices its promotional partners based on the contracted services within the agreement.

Disaggregation of Revenue

The Company has disaggregated its revenue from contracts with customers into categories based on the nature of the revenue. The following table presents the revenue streams by segments, with the presentation revenue categories presented on the statements of operation for the periods indicated:

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021

White label solutions	$35,362	$5,152	$52,735	$10,320
Esport tournament management and team services	5,082	8,127	8,396	9,630
Matchroom Mini-app solutions	2,108	1,685	3,730	8,516
	$42,552	$14,964	$64,861	$28,466

F-10

Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, Income Taxes (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

For the six months ended June 30, 2022 and 2021, the Company did not have any interest and penalties associated with tax positions. As of June 30, 2022 and December 31, 2021, the Company did not have any significant unrecognized uncertain tax positions.

The Company is subject to tax in local and foreign jurisdiction. As a result of its business activities, the Company files tax returns that are subject to examination by the relevant tax authorities.

Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the condensed consolidated statement of operations.

The reporting currency of the Company is United States Dollar (“US$”) and the accompanying unaudited condensed consolidated financial statements have been expressed in US$. The functional currencies of the Company’s operating subsidiaries are their local currencies (Hong Kong Dollars (“HKD”) and Malaysian Ringgit (“MYR”)). HKD-denominated assets and liabilities are translated into the United States Dollar using the exchange rate at the balance sheet date (0.1274 and 0.12866, at June 30, 2022 and December 31, 2021, respectively), and revenue and expense accounts are translated using the weighted average exchange rate in effect for the period (0.1278 and 0.12885 for the six months ended June 30, 2022 and 2021, respectively). MYR-denominated assets and liabilities are translated into the United States Dollar using the exchange rate at the balance sheet date (0.22705 and 0.24145, at June 30, 2022 and December 31, 2021, respectively), and revenue and expense accounts are translated using the weighted average exchange rate in effect for the period (0.23427 and 0.24423 for the six months ended June 30, 2022 and 2021, respectively).

Comprehensive income

ASC Topic 220, “Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying unaudited condensed consolidated statements of changes in stockholders’ deficit, consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

F-11

Retirement plan costs

Contributions to retirement plans (which are defined contribution plans) are charged to general and administrative expenses in the accompanying unaudited condensed consolidated statements of operation as the related employee service is provided.

Leases

The Company accounts for leases in accordance with Topic 842, “Leases” (“ASC 842”) and determines if an arrangement is a lease at inception. Operating leases are included in operating ROU assets, other current liabilities, and operating lease liabilities in our unaudited condensed consolidated balance sheets. Finance leases are included in property and equipment, other current liabilities, and other long-term liabilities in our unaudited condensed consolidated balance sheets.

ROU assets represent the right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As most of the Company’s leases do not provide an implicit rate, the Company generally use the incremental borrowing rate based on the estimated rate of interest for collateralized borrowing over a similar term of the lease payments at commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. The lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

In accordance with the guidance in ASC 842, components of a lease should be split into three categories: lease components (e.g. land, building, etc.), non-lease components (e.g. common area maintenance, consumables, etc.), and non-components (e.g. property taxes, insurance, etc.). Subsequently, the fixed and in-substance fixed contract consideration (including any related to non-components) must be allocated based on the respective relative fair values to the lease components and non-lease components.

Net loss per share

The Company calculates net income or loss per share in accordance with ASC Topic 260, “Earnings per Share.” Basic income or loss per share is computed by dividing the net income or loss by the weighted-average number of common shares outstanding during the period. Diluted net loss per share is the same as basic net loss per share when their inclusion would have an anti-dilutive effect due to the continuing net losses. The following anti-dilutive equity and debt securities were excluded from the computation of net loss per share.

	As of
	June 30, 2022	June 30, 2021
	(Shares)	(Shares)

Warrants	190,000	3,993,492

Contingencies

The Company follows the ASC 450-20 to report accounting for contingencies. Certain conditions may exist as of the date the unaudited financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

F-12

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s unaudited condensed consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that any matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

Fair value of financial instruments

The Carrying amounts for cash, accounts receivable, deposits receivable, accounts payable, accrued liabilities, and other payables approximate their fair value because of their short-term maturity. The Company determined that the carrying amount of accrued compensation payable to officers and directors and amounts due to related parties approximates fair value as these amounts are indicative of the amounts the company would expect to settle in current market exchange.

Stock based compensation

The Company accounts for non-employee stock-based compensation in accordance with the guidance of FASB ASC Topic 718, Compensation—Stock Compensation, which requires all share-based payments to non-employees to be recognized in the financial statements based on their fair values. The fair value of the equity instrument is charged directly to compensation expense and credited to additional paid-in capital.

Recent accounting pronouncements

Accounting Standards Issued, Adopted

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform - Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848), which provides temporary optional expedients and exceptions to the GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from LIBOR and other interbank offered rates to alternative reference rates such as the Secured Overnight Financing Rate (SOFR). This guidance is effective upon issuance and generally can be applied through the end of calendar year 2022. Adoption of the standard requires certain changes to be made prospectively. Adopting the standard did not have a material impact on the unaudited condensed consolidated financial statements.

Accounting Standards Issued, Not Adopted

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). This ASU requires measurement and recognition of expected credit losses for financial assets. ASU 2016-13 also requires new disclosures for financial assets measured at amortized cost, loans, and available-for-sale debt securities. ASU 2016-13 is effective for the Company beginning January 1, 2023. Entities will apply the standard’s provisions as a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is adopted. The Company is currently evaluating the impact and applicability of this new standard.

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board or other standard setting bodies that are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

F-13

4.	PLANT AND EQUIPMENT

Plant and equipment consisted of the following:

	As of
	June 30, 2022	December 31, 2021

Computer equipment	$171,686	$170,056
Furniture and fixtures	8,908	5,607
Leasehold improvements	22,744	18,009
Foreign currency translation difference	(11,026)	(1,026)
	192,312	192,646
Less: accumulated depreciation and amortization	(57,696)	(39,756)
Less: foreign currency translation difference	3,003	301
	$137,619	$153,191

Depreciation and amortization expense for the three months ended June 30, 2022 and 2021 were $9,260 and $3,843, respectively.

Depreciation and amortization expense for the six months ended June 30, 2022 and 2021 were $17,941 and $5,087, respectively.

During the six months ended June 30, 2022 and year ended December 31, 2021 the Company purchased computers and equipment of approximately $0 and $145,883, respectively from a related party, Bru Haas Consultants.

5.	CAPITALIZED DEVELOPMENT COSTS

During the six months ended June 30, 2022 and 2021, the Company capitalized development costs of $143,431and $0, respectively for the customization and enhancements of the gaming platform provided to customers under contract. The estimated useful life specific to each contracts total capitalized cost is based on the original length of the customer contract from 6 months to 24 months. During the six months ended June 30, 2022 and 2021, the Company amortized development costs of $63,377 and $0, respectively.

6.	LEASE LIABILITY

The Company entered into an operating lease for office premises. The lease term is fixed for 2 years. The Company adopted ASC 842, using the modified-retrospective approach as discussed in Note 3, and as a result, recognized a right-of-use asset and a lease liability. The Company uses 1.75% rate to determine the present value of the lease payments.

The Company excludes short-term leases (those with lease terms of less than one year at inception) from the measurement of lease liabilities or right-of-use assets.

F-14

The consolidated balance sheet allocation of assets and liabilities related to operating lease is as follows:

	Consolidated Balance	As of
	Sheets Caption	June 30, 2022	December 31, 2021

Assets	Operating lease right-of-use assets	$5,214	$8,052

Liabilities:
Current	Operating lease liability – current	$2,396	$5,042
Non-current	Operating lease liability – non-current	2,796	2,971

Total lease liabilities		$5,192	$8,013

 For the six months ended June 30, 2022 and 2021, the Company recorded lease expenses of $2,530 and $2,638 respectively.

The future minimum operating lease commitments for operating leases having initial or non-cancelable terms in excess of one year are as follows:

Year Ending June 30,
2023	$4,904
2024	409
2025	–
2026	–
2027	–
Total minimum lease payments	5,313
Less: interest	(121)

Total present value of lease liabilities	$5,192

7.	STOCKHOLDERS’ DEFICIT

Preferred Stock

The Company’s articles of incorporation authorize the Company to issue up to 20,000,000 preferred shares of $0.0001 par value.

Series A Preferred Stock

The Company has been authorized to issue 1,000,000 shares of Series A Preferred Stock. The Series A shares have the following preferences: no dividend rights; no liquidation preference over the Company’s common stock; no conversion rights; no redemption rights; no call rights by the Company; each share of Series A Preferred stock will have one hundred (100) votes on all matters validly brought to the Company’s common stockholders.

F-15

Series B Convertible Preferred Stock

The Company has authorized 10,000,000 shares of Series B Convertible Preferred Stock. The Series B shares have the following preferences: (i) dividend rights in pari passu with the Company’s common stock on an as converted basis, (ii) liquidation preference   over the Company’s common stock, (iii) conversion rights of 10 shares of common stock for each share of Series B Convertible Preferred Stock converted, (iv) no redemption rights, (v) no call rights, (vi) each share of Series B Convertible Preferred Stock will have 1,000 votes on all matters validly brought to the Company’s common stock holders.

As of June 30, 2022 and December 31, 2021, the total number of Series A preferred shares issued and outstanding was 1,000,000 shares.

As of June 30, 2022 and December 31, 2021, there was no Series B preferred shares issued or outstanding.

Common Stock

The Company has authorized 10,000,000,000 shares of $0.0001 par value. Holders of common stock are entitled to one vote for each share held. There are no restrictions that limit the Company’s ability to pay dividends on its common stock, subject to the requirements of the Delaware Revised Statutes. The Company has not declared any dividends since incorporation.

On September 3, 2021, the Company issued an aggregate of 7,000,000 shares of Common Stock pursuant to the terms of the 2021 Employee Stock Incentive Plan to its consultants. Management recognized that the issuance was incorrect as it exceeded its mandate with the prior Form S-8 registration statement with respect to the allowance of shares registered.

To rectify the above, the Board of Directors approved the 2022 Stock Incentive Plan for Employees and Consultants and filed Form S-8 on June 30, 2022, to register 7,000,000 shares of Common Stock. On June 30, 2022, the Company issued 7,000,000 shares of its Common Stock to employees and consultants for services rendered and proceeded to cancel the 7,000,000 shares of Common Stock that was incorrectly issued.

As of June 30, 2022 and December 31, 2021, the Company had 152,899,640 shares of its common stock issued and outstanding.

8.	WARRANTS

The Company issued common stock warrants in individual sales and in connection with common stock purchase agreements. The warrants have expiration dates ranging from three to four years from the date of grant and exercise prices ranging from $0.10 to $1.00.

A summary of warrant activity for the periods presented is as follow:

	Weighted average
	Warrants for common shares	Exercise price	Remaining contractual life (in years)
Outstanding as of December 31, 2020	4,080,160	$0.71	0.79
Forfeited, cancelled, expired	(3,169,750)	0.08	(0.46)
Outstanding as of December 31, 2021	910,410	0.79	0.33
Forfeited, cancelled, expired	(720,410)	(0.11)	(0.28)
Outstanding as of June 30, 2022	190,000	$0.68	0.05

There were 190,000 warrants exercisable at June 30, 2022 with a weighted average exercise price of $0.68. The intrinsic value of the warrants exercisable during the six months ended June 30, 2022 and 2021 was $0 and $0, respectively.

F-16

9.	INCOME TAX

The Company recorded $0 tax provision for the six months ended June 30, 2022 and 2021, due in large part to its expected tax losses for the year and maintaining a full valuation allowance against its net deferred tax assets in every jurisdiction that it is operating in.

At December 31, 2021, the Company has U.S. federal operating loss carryforwards of $7,247,356, and state of California operating loss carryforwards of $6,542,099. Due to U.S. enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (the "TCJA") in 2017, U.S. federal net operating loss carryforwards in the amount of $4,601,190, generated after 2017 have an indefinite carryforward period. U.S. net operating loss carryforwards, in the amount of $2,646,166, generated prior to 2018 will expire, if unused, beginning in 2034. State net operating loss carryforwards will begin to expire, if unused, in 2034.

At December 31, 2021, the Company’s subsidiary operating in Hong Kong has net operating loss carryforwards of $698,685 which do not expire and therefore can be carried forward indefinitely.

At December 31, 2021, the Company’s subsidiary operating in Malaysia has net operating loss of $2,525,831. Net operating loss carryforwards will begin to expire, if unused, in 2025.

The Company follows the provision of ASC 740 which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the Company has taken or expects to take on a tax return. The Company did not have any unrecognized tax positions or benefits as of June 30, 2022 and December 31, 2021. The Company recognizes interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. We do not expect any material changes in our unrecognized tax benefits over the next 12 months.

The Company’s ability to utilize U.S. net operating loss carryforwards to offset future taxable income may be deferred or limited significantly if the Company were to experience an “ownership change” as defined in section 382 of the Internal Revenue Code of 1986, as amended, and corresponding provisions of state law. In general, an ownership change occurs when the ownership of the Company’s stock by 5 percent or more shareholders “5-percent shareholders” exceeds 50 percentage points within a three-year period. We have not conducted a Section 382 study to determine whether the use of our U.S. net operating losses is limited. We may have experienced ownership changes in the past, and we may experience ownership changes in the future, some of which are outside our control. This could limit the amount of net operating losses that we can utilize annually to offset future taxable income or tax liabilities.

10.	RELATED PARTY TRANSACTIONS

Related party balances consisted of the following:

	As of
	June 30, 2022	December 31, 2021

Due to Porta Capital Limited (“Porta Capital”)	$2,032,955	$2,063,876
Due to Bru Haas (B) Sdn Bhd (“Bru Haas (B)”)	2,313,278	1,675,573
Due to Bru Haas Sdn Bhd (“Bru Haas”)	182,890	168,649
Due to Clicque Technology Snd Bhd (“Clicque”)	165,498	90,272
Due to Tila Network Limited (“Tila Network”)	18,518	19,478
Due to Porta Network Inc. (“Porta Network”)	5,466	5,734
Due (from) to Mr. Song Dai (“Mr. Song”)	–	12,014
	$4,718,605	$4,035,596

F-17

Mr. Song is the director and major shareholder of the Company, and he is also the major shareholder of Porta Capital, Bru Haas (B), Bru Haas, Tila Network, and Porta Network. Amount due to these related companies are those trade and nontrade payables arising from transactions between the Company and the related companies, such as advances made by the related companies on behalf of the Company, and advances made by the Company on behalf of the related companies. Those advances are unsecured, non-interest bearing and have no fixed terms of repayment.

The advances to Mr. Song is mainly for working capital purpose. The advances are unsecured, non-interest bearing and have no fixed terms of repayment.

		Six months ended June 30,
		2022	2021
Nature of transactions with related parties
Online sales income from Bru Haas		$–	$1,178

Research and development consulting fee to related parties:
- Porta Capital	(a)	$18,066	$18,106

Consultancy fee to related parties
- Clicque	(b)	$81,948	$–

Rent expense of Matchroom platform server to related parties:
- Porta Capital	(c)	$65,800	$51,752
- Bru Haas (B)	(d)	120,615	–
Total		$186,415	$51,752

Network Bandwidth expense to Bru Haas (B)	(e)	$107,503	$88,295

Both platform server rent expense and network bandwidth expense are recorded in the cost of revenue.

(a) The Company entered a consultancy service agreement with Porta Capital for a fixed period of 56 months commenced from May 1, 2017. The consultancy service fee is $3,000 per month and the agreement was renewed for another fixed period of 21 months from April 1 2022 with $3,000 per month.

(b) The Company entered two separate consultancy service agreements with Clicque for a fixed period of 36 months each commenced from June 1, 2021 and December 1, 2021. The consultancy service fees are RM 40,000 (equivalent to approximately $9,700) per month and RM 15,000 (equivalent to approximately $3,600) per month, respectively.

(c) The Company entered a platform server rental agreement with Porta Capital for a fixed period of 60 months commenced from March 1, 2021. The rent is $9,500 per month.

(d) The Company entered a platform server rental agreement with Bru Haas (B) for a fixed period of 60 months commenced from July 1, 2021. The rent is $20,000 per month.

(e) The Company entered a network bandwidth rental agreement with Bru Haas (B) for a fixed period of 12 months commenced from January 1, 2022. The rent is $18,000 per month.

During the six months ended June 30, 2022 and 2021, the Company utilized space on a rent-free basis in the office located at Unit 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia which is owned by Mr. Song. The fair market value of the rent is RM1,800 per month.

F-18

11.	CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)	Major customers

For the six months ended June 30, 2022, the individual customer who accounts for 10% or more of the Company’s revenues and its outstanding receivable balances as at period-end dates, are presented as follows:

	Six months ended June 30, 2022			June 30, 2022
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A:	$45,083	70%	Total:	$31,311

For the six months ended June 30, 2021, the individual customer who accounts for 10% or more of the Company’s revenues and its outstanding receivable balances as at June 30, 2021, are presented as follows:

	Six months ended June 30, 2021			June 30, 2021
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$10,320	36%		$6,932
Customer B	3,082	11%		3,041
Customer C	2,994	11%		4,591

Total:	$16,396	58%	Total:	$14,564

For the three months ended June 30, 2022, the individual customer who accounts for 10% or more of the Company’s revenues and its outstanding receivable balances as at period-end dates, are presented as follows:

	Three months ended June 30, 2022			June 30, 2022
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$29,795	70%		$31,311
Customer E	4,360	10%		–

Total	$34,155	80%	Total:	$31,311

F-19

For the three months ended June 30, 2021, the individual customer who accounts for 10% or more of the Company’s revenues and its outstanding receivable balances as at June 30, 2021, are presented as follows:

	Three months ended June 30, 2021			June 30, 2021
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$5,152	34%		$6,932
Customer B	3,082	21%		3,041
Customer C	2,198	15%		–
Customer D	1,491	10%		4,591

Total:	$11,923	80%	Total:	$14,564

(b)	Economic and political risk

The Company’s major operations are conducted in Malaysia. Accordingly, the political, economic, and legal environments in Malaysia, as well as the general state of Malaysia’s economy may influence the Company’s business, financial condition, and results of operations.

(c)	Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore, there is a possibility that the Company could post the same amount of profit for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of MYR converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

(d)	Concentration of credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company maintains cash with various financial institutions in Malaysia. Cash   are maintained with high credit quality institutions, the composition and maturities of which are regularly monitored by management. The Perbadanan Insurans Deposit Malaysia (“PIDM”) pays compensation up to a limit of RM250,000   if the bank with which an individual/a company hold its eligible deposit fails. At June 30, 2022 and December 31, 2021, the Company did not have deposit funds that exceeded the insured limits in Malaysia.

12.	COMMITMENTS AND CONTINGENCIES

The Company from time to time may be involved in legal proceedings and disputes arising in the normal course of business. The Company believes that there are no material claims or actions pending or threatened against the Company.

On April 28, 2021, the Company entered into a financial advisory agreement, (“the agreement”) with Maxim Group, LLC (“Maxim”), a leading full-service investment banking, securities and wealth management firm, pursuant to which Maxim will provide certain advisory services including strategic corporate planning, capitalization, and marketing. Additionally, Maxim, will advise the Company with respect to its objective to list on a national securities exchange.  As consideration for Maxim’s services pursuant to the agreement, the Company agreed to issue restricted shares of the Company’s common stock to Maxim equal to 2% of the outstanding shares of the Company’s Common Stock. As mentioned in Note 7, the Company issued 1,403,973 restricted shares, 1% of the outstanding shares of the common stock, upon execution of the agreement. Under the terms of the agreement, the Company is committed to issue additional restricted shares of 1% of the outstanding shares of its common stock upon a successful listing of the Company’s common stock to a national exchange (NASDAQ or NYSE).

F-20

On October 6, 2021, the Company entered into an agreement, (“the Purchase Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”, “the Investor”), in which the Company has the right, but not the obligation, to direct Lincoln Park to purchase up to $15,000,000 of common stock, in increments of 100,000 shares, subject to certain limitations and adjustments noted in the Purchase Agreement.  As consideration for Lincoln Park’s irrevocable commitment to purchase shares of the Company’s Common Stock upon the terms of and subject to satisfaction of the conditions set forth in the Purchase Agreement, the Company agreed to issue 1,003,378 shares of its Common Stock to Lincoln Park as commitment shares, and up to 1,003,378 additional shares of Common Stock on a pro rata basis as Lincoln Park purchases up to its $15,000,000 total aggregate dollar amount purchase commitment under the Purchase Agreement.  The right of the Company to commence sales under the purchase agreement is subject to the satisfaction of certain conditions including but not limited to a Registration Statement covering the resale of the shares being declared effective under the Securities Act by the SEC, and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC.  As mentioned in Note 7, on October 21, 2021, the Company issued the 1,003,378 initial commitment shares.   As of the date of these financial statements, the Company has not filed the Registration Statement pursuant to this Purchase Agreement. The Purchase Agreement prohibits the Company from directing Lincoln Park to purchase any shares of the Company’s common stock if those shares, when aggregated with all other shares of common stock then beneficially owned by Lincoln Park (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder), would result in Lincoln Park beneficially owning more than 4.99% of the outstanding shares of the Company’s common stock.

The Company entered several commitment agreements with related parties, see Note 10.

F-21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Leet Technology Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Leet Technology Inc. (the “Company”) as of December 31, 2021 and 2020, and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ deficit, and cash flows for each of the years in the two-year period ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a significant working capital deficit as of December 31, 2021, and recurring losses from operations which raise substantial doubt about its ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

F-22

Assessment of Impairment on Long-lived Assets

Description of the Matter

As discussed in Note 3 to the financial statements, The Company reviews long-lived assets, such as property and equipment, intangible assets subject to amortization, and right-of-use assets on operating leases for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. Recoverability of long-lived assets to be held and used is measured by a comparison of the carrying amount of the assets to the future undiscounted cash flows expected to be generated by the assets. If these assets are determined to be impaired, the amount of impairment recognized is the amount by which the carrying amount of the assets exceeds their fair value. Fair value is generally determined using forecasted discounted cash flows.

We identified the evaluation of the impairment analysis of long-lived assets as a critical audit matter. There was a high degree of subjective auditor judgment in evaluating the estimated undiscounted future cash flows used to test operating locations for recoverability and the determination of fair value of the relevant assets when required. Specifically, a high degree of subjective auditor judgment was required to evaluate future revenues and operating cash flows, including consideration of the impact of COVID-19.

How We Addressed the Matter in Our Audit

We obtained an understanding and evaluated the procedures over management’s impairment review process. We reviewed management’s significant assumptions and data inputs utilized in the calculation of future cash flows. To test the Company’s estimated future cash flows used to test for the recoverability of the respective assets and, if applicable, the measurement of an impairment loss, we performed audit procedures that included, among others, testing the significant assumptions discussed above and the underlying data used by the Company in its impairment analyses, evaluating the methodologies applied by management, and recalculating the total undiscounted cash flows for each asset analyzed. We compared the significant assumptions used by management to historical revenue data, revenue trends, and observable market-specific data. We assessed the historical accuracy of management’s estimates and performed sensitivity analyses of significant assumptions to evaluate the changes in the fair value of the assets that would result from changes in the assumptions.

/s/ Friedman LLP

We have served as the Company’s auditor since 2021.

Marlton, New Jersey

April 15, 2022

F-23

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2021	2020
ASSETS
Current assets:
Cash	$23,192	$38,985
Accounts receivable	19,833	20,630
Deposits and other receivables	25,367	2,897

Total current assets	68,392	62,512

Non-current assets:
Plant and equipment, net	153,191	8,034
Intangible assets	–	540,126
Operating lease right-of-use assets	8,052	3,018

TOTAL ASSETS	$229,635	$613,690

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$537,034	$540,126
Accrued liabilities and other payables	51,618	53,720
Accrued compensation payable to officers and directors	366,558	293,020
Amounts due to related parties	4,035,596	2,254,023
Operating lease liability - current	5,042	3,075

Total current liabilities	4,995,848	3,143,964

Non-current liabilities
Operating lease liability – non-current	2,971	–

TOTAL LIABILITIES	4,998,819	3,143,964

Commitments and contingencies (Note 14)

STOCKHOLDERS’ DEFICIT
Preferred stock, Series A, $0.0001 par value, 20,000,000 shares authorized, 1,000,000 and 1,000,000 shares issued and outstanding as of December 31, 2021 and 2020, respectively	100	100
Preferred stock, Series B, $0.0001 par value, 10,000,000 shares authorized, none issued and outstanding as of December 31, 2021 and 2020	–	–
Common stock, $0.0001 par value; 10,000,000,000 shares authorized; 152,899,640 and 140,397,289 shares issued and outstanding as of December 31, 2021 and 2020, respectively	15,290	14,040
Additional paid-in capital	3,062,662	9,900
Accumulated other comprehensive loss	(12,530)	(76,195)
Accumulated losses	(7,834,706)	(2,478,119)

Total stockholders’ deficit	(4,769,184)	(2,530,274)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$229,635	$613,690

The accompanying notes are an integral part of these consolidated financial statements.

F-24

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	Years ended December 31,
	2021	2020

Revenue	$62,842	$73,416

Cost of revenue (includes related party expenses, $439,884 and $299,205 in 2021 and 2020)	(588,690)	(361,282)
Gross loss	(525,848)	(287,866)

Operating expenses:
Research and development (includes related party expenses, $36,166 and $65,975 in 2021 and 2020)	(36,214)	(65,975)
General and administrative expenses	(4,795,550)	(509,146)
Total operating expenses	(4,831,764)	(575,121)

Loss from operations	(5,357,612)	(862,987)

Other income:
Sundry income	1,025	16,747
LOSS BEFORE INCOME TAXES	(5,356,587)	(846,240)

Income tax expense	–	–

NET LOSS	(5,356,587)	(846,240)

Other comprehensive income (loss):
Foreign currency translation gain (loss)	63,665	(55,082)

COMPREHENSIVE LOSS	$(5,292,922)	$(901,322)

Basic and diluted loss per common share	$(0.04)	$(0.03)

Weighted average number of common shares outstanding, basic and diluted	144,621,183	24,183,790

The accompanying notes are an integral part of these consolidated financial statements.

F-25

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

	Series A Preferred stock		Common stock		Additional	Accumulated other		Total
	No. of shares	Amount	No. of shares	Amount	paid-in capital	comprehensive loss	Accumulated losses	stockholders’ deficit

Balance as of January 1, 2020	–	$–	10,000,000	$1,000	$–	$(21,113)	$(1,618,839)	$(1,638,952)

Shares issued for acquisition of legal acquirer	1,000,000	100	130,397,289	13,040	9,900	–	(13,040)	10,000
Foreign currency translation adjustment	–	–	–	–	–	(55,082)	–	(55,082)
Net loss for the year	–	–	–	–	–	–	(846,240)	(846,240)
Balance as of December 31, 2020	1,000,000	$100	140,397,289	$14,040	$9,900	$(76,195)	$(2,478,119)	$(2,530,274)

Shares issued for consultancy services	–	–	11,498,973	1,150	2,752,862	–	–	2,754,012
Shares issued for commitment fee	–	–	1,003,378	100	299,900	–	–	300,000
Foreign currency translation adjustment	–	–	–	–	–	63,665	–	63,665
Net loss for the year	–	–	–	–	–	–	(5,356,587)	(5,356,587)
Balance as of December 31, 2021	1,000,000	$100	152,899,640	$15,290	$3,062,662	$(12,530)	$(7,834,706)	$(4,769,184)

The accompanying notes are an integral part of these consolidated financial statements.

F-26

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2021	2020

Cash flows from operating activities:
Net loss	$(5,356,587)	$(846,240)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation on plant and equipment	23,053	4,684
Amortization on intangible assets	179,703	–
Right of use amortization	5,067	4,961
Impairment loss on intangible assets	362,815	–
Stock based compensation	3,054,012	–

Changes in operating assets and liabilities:
Accounts receivable	249	(87,003)
Deposits and other receivables	(22,702)	25,126
Accrued liabilities and other payables	(10,698)	17,975
Accrued compensation payable to officers and directors	84,023	82,829
Operating lease liabilities	(5,162)	(5,003)
Net cash used in operating activities	(1,686,227)	(802,671)

Cash flows from investing activities:
Purchase of intangible assets	(3,767)	–
Purchase of plant and equipment	(169,004)	(3,113)
Net cash used in investing activities	(172,771)	(3,113)

Cash flows from financing activities:
Proceeds from a director	9,286	20,000
Proceeds from related parties	1,808,125	751,770
Net cash provided by financing activities	1,817,411	771,770

Effect of exchange rate on changes in cash	25,794	30,473

Net decrease in cash	(15,793)	(3,541)

CASH, BEGINNING OF YEAR	38,985	42,526

CASH, END OF YEAR	$23,192	$38,985

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for tax	$–	$–
Cash paid for interest	$–	$–
Right-of-use assets and lease liabilities	$10,237	$–
Non-cash purchase of intangible assets	$539,899	$–

The accompanying notes are an integral part of these consolidated financial statements.

F-27

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

1.       DESCRIPTION OF BUSINESS AND ORGANIZATION

Leet Technology Inc. (formerly Blow & Drive Interlock Corporation(“BDIC”)) (“the Company” or “LTES”) was incorporated on July 2, 2013 under the laws of the State of Delaware. The Company currently operates an eSports platform in Malaysia.

On October 2, 2020, The Doheny Group, LLC, the former shareholder of the Company, agreed to sell its 110,617,521 shares of common stock of BDIC and 1,000,000 shares of Series A Preferred Stock pursuant to the terms of a Stock Purchase Agreement (the “Agreement”) to Mr. Dai Song. The shares represent approximately 84.83%, which is 130,397,289 shares of the issued and outstanding shares of the Company’s common stock, 100% of issued and outstanding Series A Preferred Stock, and 91.41% of the voting power of all securities of the Company, which resulted in a change in control of BDIC. In addition, under the Agreement, BDIC has agreed to sell its current assets and operations to a private company in exchange for the private company assuming all of its liabilities at closing. As of this date, the Company effectively became a shell Company through the date of the reverse recapitalization with BDIC.

On November 18, 2020, the Company executed a Share Exchange Agreement (the “Share Exchange Agreement”) with Leet Technology Limited (“LTL”) and its shareholders. Pursuant to the Share Exchange Agreement, the shareholders of LTL agreed to sell its aggregate of 10,000 ordinary shares representing 100% of the issued and outstanding ordinary shares of LTL. As consideration, the shareholders of LTL were received 10,000,000 shares of the Company’s common stock.

Because the Company was a shell company, LTL will comprise the ongoing operations of the combined entity and its senior management will serve as the senior management of the combined entity, LTL is deemed to be the accounting acquirer for accounting purposes. The transaction will be treated as a recapitalization of the Company. Accordingly, the consolidated assets, liabilities and results of operations of the Company will become the historical financial statements of LTL, and the Company’s assets, liabilities and results of operations will be consolidated with LTL beginning on the acquisition date. LTL was the legal acquiree but deemed to be the accounting acquirer. The Company was the legal acquirer but deemed to be the accounting acquiree in the reverse merger. The historical financial statements prior to the acquisition are those of the accounting acquirer (LTL).

On August 23, 2021, the Company was approved to change its current name to Leet Technology Inc. and the trading symbol of LTES.

F-28

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Description of subsidiaries

Name	Place of incorporation and kind of legal entity	Principal activities	Particulars of registered/ paid up share capital	Effective interest held

Leet Technology Limited	Labuan, Malaysia	Investment holding	10,000 ordinary shares at par value of US$1	100%

Leet Entertainment Group Limited	Hong Kong	Provision of information technology and mobile application development and digital content publishing service	1 ordinary share at par value of HK$1	100%

Leet Entertainment Sdn. Bhd.	Malaysia	Provision of information technology and mobile application development and digital content publishing service	1,000 ordinary shares at par value of MYR1	100%

The Company and its subsidiaries are hereinafter referred to as (the “Company”).

2. LIQUIDITY AND GOING CONCERN UNCERTAINTIES

The accompanying consolidated financial statements of the Company have been prepared assuming the Company will continue as a going concern. The going concern basis of presentation assumes that the Company will continue in operation one year after the date these consolidated financial statements are issued and will be able to realize its assets and discharge its liabilities and commitments in the normal course of business.

The Company has determined that certain factors raise substantial doubt about its ability to continue as a going concern for a least one year from the date of issuance of these consolidated financial statements.

As of December 31, 2021, the Company had $23,192 in cash, net current liabilities of $4,927,456 and accumulated deficit of $7,834,706. The Company incurred a net loss of $5,356,587 during the year ended December 31, 2021. Subsequently on March 31, 2022, the Company had approximately $12,815 in cash. The Company believes that its current level of cash and cash equivalents are not sufficient to fund its operations and obligations without additional financing. In addition, with respect to the ongoing and evolving coronavirus (COVID-19) outbreak, which was designated as a pandemic by the World Health Organization on March 11, 2021, the outbreak has caused substantial disruption in international economies and global trades and if repercussions of the outbreak are prolonged, could have a significant adverse impact on the Company’s business.

F-29

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

The continuation of the Company as a going concern through December 31, 2021 is dependent upon the continued financial support from its stockholders. Management believes the Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying consolidated financial statements and notes.

Basis of presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

Use of estimates and assumptions

In preparing these consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements during the years reported. Actual results may differ from these estimates.

Basis of consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries in conformity with US GAAP. All inter-company balances and transactions within the Company have been eliminated upon consolidation.

Cash

Cash represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

F-30

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Accounts receivable

Accounts receivable are recorded in accordance with Accounting Standards Codification (“ASC”) 310, “Receivables.” Accounts receivable are recorded at the invoiced amount and do not bear interest, which are due within contractual payment terms, generally 30 to 90 days from completion of service. Credit is extended based on evaluation of a customer's financial condition, the customer credit-worthiness and their payment history. Accounts receivable outstanding longer than the contractual payment terms are considered past due. Past due balances over 90 days and over a specified amount are reviewed individually for collectibility. At the end of each quarter, the Company specifically evaluates individual customer’s financial condition, credit history, and the current economic conditions to monitor the progress of the collection of accounts receivables. The Company will consider the allowance for doubtful accounts for any estimated losses resulting from the inability of its customers to make required payments. For the receivables that are past due or not being paid according to payment terms, the appropriate actions are taken to exhaust all means of collection, including seeking legal resolution in a court of law. The Company does not have any off-balance-sheet credit exposure related to its customers. As of December 31, 2021 and 2020, there were no allowance for doubtful accounts.

Plant and equipment

Plant and equipment are stated at historical cost less accumulated depreciation and accumulated impairment losses, if any. Leasehold improvements are amortized over the lessor of the based term of the lease or 5 years of the leasehold improvement. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

Estimated useful life
Computer equipment	5 years
Furniture and fixtures	5 years

Expenditures for repairs and maintenance are expensed as incurred. When assets have been retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

Software and development costs

Costs incurred to develop software for internal use are capitalized and amortized over the useful life of the software. Amortization of capitalized software development costs begin when the application is substantially complete and ready for its intended use. Capitalization ceases when the software has been tested and is ready for its intended use. Amortization is computed using the straight-line method over the estimated economic life of the product, which is estimated to be three years. Costs incurred during the planning, training and post-implementation stages of the software development life cycle are expensed as incurred.

Research and development costs

Research and development costs are expensed as incurred and consist of development work associated with our existing technology, customer solutions and processes. Our research and development expenses relate primarily to payroll costs for personnel, costs associated with various projects, including testing, development and other related expenses.

F-31

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Impairment of long-lived assets

In accordance with the provisions of ASC Topic 360, “Impairment or Disposal of Long-Lived Assets”, all long-lived assets such as plant and equipment, intangible assets, and right-of-use (“ROU”) assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of an asset to its estimated future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. For the year ended December 31, 2021 and 2020, the impairment charge for the years was $362,815 and $0, respectively.

Revenue recognition

The revenue of the Company is currently generated from the provision of white label solutions and esports event management and team services. The Company recognizes revenue in accordance with ASC Topic 606 – Revenue from Contracts with Customers (“ASC 606”) when control of a product or service is transferred to a customer.

Under ASC 606, a performance obligation is a promise within a contract to transfer a distinct good or service, or a series of distinct goods and services, to a customer. Revenue is recognized when performance obligations are satisfied and the customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for goods or services. Under the standard, a contract’s transaction price is allocated to each distinct performance obligation. To determine revenue recognition for arrangements that the Company determines are within the scope of ASC 606, the Company performs the following five steps:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

White Label Solutions Revenue

The Company derives revenue from the provision of white label solutions. The Company offers white label, contracted licensed, solutions primarily to their information & communications technology (“ICT”) partners. The Company engages its ICT partners to utilize its Matchroom.net Platform. For customers who have their own platforms and apps being used, the Company will customize the design of Matchroom.net to meet the customer’s need and integrate, a customized solution into the customer’s system. The Matchroom.net platform and software solution is customizable to the specific needs of each customer and can be integrated across multiple platforms. On average it will take the Company three months to complete the customization of the platform for a customers use.

The Company’s typical arrangement involves customizing the Matchroom.net platform solution, which requires technical programming support to build out the platform to its customers specifications. As a result, in analyzing the performance obligations being provided to the customer the Company considers the software license and customization services as a single performance obligation as required by ASC 606. In carrying out the services under these arrangements, the Company is often provided with upfront payment which is deferred and recognized into revenue over the duration of the contract.

F-32

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Esports Tournament Management and Team Services Revenue

The Company derives revenue from esports tournament management and team services. The Company offers tournament management services to their customers, whereby they are engaged to provide the service of managing and hosting a tournament of the customer’s choice. The Company provides the required manpower and skills to host and manage an esports tournament on their own Matchroom.net platform or on the platform of the customer. The hosting and management of these tournaments on behalf of the customer is deemed to be one performance obligation and is met over the period of performance (couple of days) in which the tournament is held.

The amount to be recognized as revenue equals the predetermined event management fee as per the agreement in place between the Company and the customer. The Company fulfils its performance obligation through the execution and completion of hosting the tournament, over the period of performance that being the multi-day tournament. The amount per the contract is based on the needs of the customer and the required level of manpower or skills needed for the relevant tournament.

Apart from hosting the tournaments of other customers, the Company also hosts and managed their own internally held tournaments. The Company will obtain sponsorship agreements with other third-party entities whereby the Company commits to deliver certain sponsor and promotional services in exchange for consideration. Upon completion of the tournament a work completion report will be generated and communicated to the customer. Revenue will be recording pro rata during the duration of the tournament. The Company invoices its promotional partners based on the contracted services within the agreement.

Disaggregation of Revenue

The Company has disaggregated its revenue from contracts with customers into categories based on the nature of the revenue. The following table presents the revenue streams by segments, with the presentation revenue categories presented on the statements of operation for the years indicated:

	Years ended December 31,
	2021	2020

White label solutions	$15,418	$41,165
Esport tournament management and team services	42,872	31,810
Matchroom Mini-app solutions	4,552	441

	$62,842	$73,416

Stock based compensation

The Company accounts for non-employee stock-based compensation in accordance with the guidance of FASB ASC Topic 718, Compensation—Stock Compensation, which requires all share-based payments to non-employees to be recognized in the financial statements based on their fair values. The fair value of the equity instrument is charged directly to compensation expense and credited to additional paid-in capital.

F-33

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, Income Taxes (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

For the years ended December 31, 2021 and 2020, the Company did not have any interest and penalties associated with uncertain tax positions. As of December 31, 2021 and 2020, the Company did not have any significant unrecognized uncertain tax positions.

The Company is subject to tax in local and foreign jurisdiction. As a result of its business activities, the Company files tax returns that are subject to examination by the relevant tax authorities.

Foreign currency translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the consolidated statement of operations.

The reporting currency of the Company is United States Dollar ("US$") and the accompanying consolidated financial statements have been expressed in US$. The functional currencies of the Company’s operating subsidiaries are their local currencies (Hong Kong Dollars (“HKD”) and Malaysian Ringgit (“MYR”)). HKD-denominated assets and liabilities are translated into the United States Dollar using the exchange rate at the balance sheet date (0.12866 and 0.12899, at December 31, 2021 and 2020, respectively), and revenue and expense accounts are translated using the weighted average exchange rate in effect for the period (0.12825 and 0.12894 for the year ended December 31, 2021 and 2020, respectively). MYR-denominated assets and liabilities are translated into the United States Dollar using the exchange rate at the balance sheet date (0.24145 and 0.24832, at December 31, 2021 and 2020, respectively), and revenue and expense accounts are translated using the weighted average exchange rate in effect for the period (0.23989 and 0.23812 for the year ended December 31, 2021 and 2020, respectively).

Comprehensive loss

ASC 220, “Comprehensive Income”, establishes standards for reporting and display of comprehensive loss, its components and accumulated balances. Comprehensive loss as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive loss, as presented in the accompanying consolidated statements of changes in stockholders’ deficit, consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive loss is not included in the computation of income tax expense or benefit.

F-34

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Retirement plan costs

Contributions to retirement plans (which are defined contribution plans) are charged to general and administrative expenses in the accompanying statements of operation as the related employee service is provided.

Leases

The Company adopted ASC 842, “Leases” (“ASC 842”), using the modified retrospective approach through a cumulative-effect adjustment and utilizing the effective date of January 1, 2020 as its date of initial application.

The Company determines if an arrangement is a lease at inception. Operating leases are included in operating ROU assets, other current liabilities, and operating lease liabilities in our consolidated balance sheets.

ROU assets represent the right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As most of the Company’s leases do not provide an implicit rate, the Company generally use the incremental borrowing rate based on the estimated rate of interest for collateralized borrowing over a similar term of the lease payments at commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. The lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

In accordance with the guidance in ASC 842, components of a lease should be split into three categories: lease components (e.g. land, building, etc.), non-lease components (e.g. common area maintenance, consumables, etc.), and non-components (e.g. property taxes, insurance, etc.). Subsequently, the fixed and in-substance fixed contract consideration (including any related to non-components) must be allocated based on the respective relative fair values to the lease components and non-lease components.

Net loss per common share

The Company calculates net loss per common share in accordance with ASC 260, “Earnings per Share.” Basic income or loss per share is computed by dividing the net income or loss by the weighted-average number of common shares outstanding during the year. Diluted net income and net loss per share is the same as basic net income and net loss per share when their inclusion would have an anti-dilutive effect due to the continuing net losses. The following anti-dilutive equity and debt securities were excluded from the computation of net loss per share.

F-35

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

	As of December 31,
	2021	2020
	(Shares)	(Shares)
Warrants	910,410	4,080,160

Commitments and contingencies

The Company follows the ASC 450-20, Commitments to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that any matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

Fair value of financial instruments

The Carrying amounts for cash, accounts receivable, deposits receivable, accounts payable, accrued liabilities, and other payables approximate their fair value because of their short-term maturity. The Company determined that the carrying amount of accrued compensation payable to officers and directors and amounts due to related parties approximates fair value as these amounts are indicative of the amounts the company would expect to settle in current market exchange.

Reclassifications

Certain balance sheet and income statement items have been reclassified to conform to the 2021 fiscal year end presentation. These reclassifications had no impact on reported operating and net loss. For balance sheet items, certain accrued liabilities and other payables are reclassified to accrued compensation payable to officers and directors and amounts due to related parties. For income statement items, IT operating expenses are reclassified to cost of revenue.

F-36

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Recent accounting pronouncements

From time to time, new accounting pronouncements are issued by the FASB or other standard setting bodies and adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

Accounting Standards Adopted

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes: Simplifying the Accounting for Income Taxes (“ASU 2020-12”), which eliminates certain exceptions related to the approach for intra period tax allocation, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. The new guidance also simplifies aspects of the accounting for franchise taxes and enacted changes in tax laws or rates and clarifies the accounting for transactions that result in a step-up in the tax basis of goodwill. The standard is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2020, with early adoption permitted. Adoption of the standard requires certain changes to be made prospectively, with some changes to be made retrospectively. Adopting the standard did not have a material impact on the consolidated financial statements.

Accounting Standards Issued, Not Adopted

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). This ASU requires measurement and recognition of expected credit losses for financial assets. ASU 2016-13 also requires new disclosures for financial assets measured at amortized cost, loans, and available-for-sale debt securities. ASU 2016-13 is effective for the Company beginning January 1, 2023. Entities will apply the standard’s provisions as a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is adopted. The Company is currently evaluating the impact and applicability of this new standard.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform - Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848), which provides temporary optional expedients and exceptions to the GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from LIBOR and other interbank offered rates to alternative reference rates such as the Secured Overnight Financing Rate (SOFR). This guidance is effective upon issuance and generally can be applied through the end of calendar year 2022. The Company is currently evaluating the impact and applicability of this new standard.

F-37

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

4.	PLANT AND EQUIPMENT

Plant and equipment consisted of the following:

	As of December 31,
	2021	2020

Computer equipment	$170,056	$11,136
Furniture and fixtures	5,607	992
Leasehold improvements	18,009	12,618
Foreign currency translation difference	(1,026)	364
	192,646	25,110
Less: accumulated depreciation and amortization	(39,756)	(16,716)
Less: foreign currency translation difference	301	(360)
	$153,191	$8,034

Depreciation and amortization expense for the years ended December 31, 2021 and 2020 were $23,053 and $4,684, respectively.

During the year ended December 31, 2021 the Company purchased computers and equipment of approximately $145,883 from a related party, Bru Haas Consultants.

5.	INTANGIBLE ASSETS

As of December 31, 2021 and 2020, intangible assets consisted of the following:

	As of December 31,
	2021	2020
At cost:
Developed software	$543,666	$539,899
Foreign currency translation difference	(2,890)	227
	540,776	540,126
Less: accumulated amortization and impairment loss	(542,518)	–
Less: foreign currency translation difference	1,742	–

Total intangible assets	$–	$540,126

F-38

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

On September 25, 2020, the Company entered into a software development agreement with an independent third party vendor, Fastnet Technology Co., Limited (“Fastnet”) to design and develop a social gaming platform named “Matchroom” for the cost of $540,126. Matchroom is a platform that provides a complete gaming ecosystem for both in-house and external contents, thereby connecting providers with users all within the platform.

The software development of the platform was completed in December 2020 and its estimated life is 3 years. The amortization is to be commenced from January 2021.

Amortization expense recorded for its intangible assets for the years ended December 31, 2021 and 2020 were $179,703 and $0, respectively.

For the years ended December 31, 2021 and 2020, the Company recorded an impairment loss of $362,815 and $0, respectively.

6.	LEASE LIABILITY

The Company entered into an operating lease for office premises. The lease term is fixed for 2 years. The Company adopted ASC 842, using the modified-retrospective approach as discussed in Note 3, and as a result, recognized a right-of-use asset and a lease liability. The Company uses 1.75% rate to determine the present value of the lease payments.

The Company excludes short-term leases (those with lease terms of less than one year at inception) from the measurement of lease liabilities or right-of-use assets.

The consolidated balance sheet allocation of assets and liabilities related to operating lease is as follows:

	Consolidated Balance	As of December 31,
	Sheets Caption	2021	2020

Assets	Operating lease right-of-use assets	$8,052	$3,018

Liabilities:
Current	Operating lease liability – current	$5,042	$3,075
Non-current	Operating lease liability – non-current	2,971	–

Total lease liabilities		$8,013	$3,075

For the years ended December 31, 2021 and 2020, the Company recorded lease expenses of $2,173 and $5,143 respectively.

F-39

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

The future minimum operating lease commitments for operating leases having initial or non-cancelable terms in excess of one year are as follows:

Year Ended December 31,
2022	$5,182
2023	3,023

Total minimum lease payments	8,205
Less: interest	(192)

Total present value of lease liabilities	$8,013

7. STOCK BASED COMPENSATION

During the year ended December 31, 2021, the Company recorded stock-based compensation expense of $3,054,012 for the issuance of restricted and unrestricted common stock to consultants and advisor for services which has been recorded as general and administrative expense in the consolidated statements of operations.

Stock Incentive Plan

On July 29, 2021, the Company adopted a 2021 Stock Incentive Plan (the “Plan”) to provide employees and consultants of the Company with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company. The maximum number of shares which may be granted under the Plan shall be 5,000,000 shares in the aggregate of common stock of the Company.

On July 29, 2021, the Company issued 3,095,000 shares of restricted common stock to four consultants for incentive compensation at the current market value of $0.22 per share and charged $680,900 as stock-based compensation expense.

On September 3, 2021, the Company issued 7,000,000 shares of restricted common stock to four consultants for incentive compensation at the current market value of $0.24 per share and charged $1,680,000 as stock-based compensation expense.

F-40

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Restricted Stock Awards

On August 23, 2021, the Company issued 1,403,973 shares of restricted common stock to an independent advisory company for advisory service rendered at the current market value of $0.28 per share and charged $393,112 as stock-based compensation expense.

8.       STOCKHOLDERS’ EQUITY

Preferred Stock

The Company’s articles of incorporation authorize the Company to issue up to 20,000,000 preferred shares of $0.0001 par value.

Series A Preferred Stock

The Company has been authorized to issue 1,000,000 shares of Series A Preferred Stock. The Series A shares have the following preferences: no dividend rights; no liquidation preference over the Company’s common stock; no conversion rights; no redemption rights; no call rights by the Company; each share of Series A Preferred stock will have one hundred (100) votes on all matters validly brought to the Company’s common stockholders.

Series B Convertible Preferred Stock

The Company has authorized 10,000,000 shares of Series B Convertible Preferred Stock. The Series B shares have the following preferences: (i) dividend rights in pari passu with the Company’s common stock on an as converted basis, (ii) liquidation preference over the Company’s common stock, (iii) conversion rights of 10 shares of common stock for earch share of Series B Convertible Preferred Stock converted, (iv) no redemption rights, (v) no call rights, (vi) each share of Series B Convertible Preferred Stock will have 1,000 votes on all matters validly brought to the Company’s common stock holders.

As of December 31, 2021 and 2020, the total number of Series A preferred shares issued or issuable was 1,000,000 shares.

As of December 31, 2021 and 2020, there was no Series B convertible preferred shares issued or issuable.

Common Stock

The Company has authorized 10,000,000,000 shares of $0.0001 par value. Holders of common stock are entitled to one vote for each share held. There are no restrictions that limit the Company’s ability to pay dividends on its common stock, subject to the requirements of the Delaware Revised Statutes. The Company has not declared any dividends since incorporation.

Pursuant to the Share Exchange Agreement executed on November 18, 2020, the Company issued 10,000,000 shares of its common stock to the Shareholders of LTL in exchange for 10,000 shares of all of the outstanding ordinary shares of LTL to consummate the reverse acquisition with LTL.

On October 6, 2021, the Company issued 1,003,378 shares of restricted common stock to Lincoln Park Capital Fund, LLC as commitment fee pursuant to the Purchase Agreement dated on the same date.

As of December 31, 2021 and 2020, the Company had a total of 152,899,640 and 140,397,289 shares of its common stock issued and outstanding, respectively.

F-41

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

9.	WARRANTS

The Company issued common stock warrants in individual sales and in connection with common stock purchase agreements. The warrants have expiration dates ranging from three to four years from the date of grant and exercise prices ranging from $0.10 to $1.00.

A summary of warrant activity for the periods presented is as follows

		Weighted average
	Warrants for common shares	Exercise price	Remaining contractual life (in years)

Outstanding as of December 31, 2019	4,130,160	$0.70	1.78
Forfeited, cancelled, expired	(50,000)	0.01	(0.99)

Outstanding as of December 31, 2020	4,080,160	0.71	0.79
Forfeited, cancelled, expired	(3,169,750)	0.08	(0.46)

Outstanding as of December 31, 2021	910,410	$0.79	0.33

There were 910,410 warrants exercisable at December 31, 2021 with a weighted average exercise price of $0.79. The intrinsic value of the warrants exercisable for the years ended December 31, 2021 and 2020 was $0 and $0, respectively.

10.	EARNING (LOSS) PER SHARE

Net loss per share is provided in accordance with FASB ASC 260-10, “Earnings per share”. Basic net loss per common share (“EPS”) is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average shares outstanding, assuming all dilutive potential common shares were issued, unless doing so is anti-dilutive.

F-42

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

The following table sets forth the computation of basic and diluted net loss per share for the years ended December 31, 2021 and 2020:

	Year ended December 31,
	2021	2020

Net loss for the year	$(5,356,587)	$(846,240)

Weighted average number of common shares outstanding, basic and diluted	144,621,183	24,183,790

Basic and diluted loss per common share:	$(0.04)	$(0.03)

11.	INCOME TAX

The components of loss before income taxes consist of the following:

	Years ended December 31,
	2021	2020

U.S.	$(3,434,801)	$(175,743)
Foreign	(1,921,786)	(670,497)

Loss before income taxes	$(5,356,587)	$(846,240)

The provisions (benefits) for income taxes for the years ended December 31, 2021 and 2020 were as follows:

Years ended December 31,
	2021	2020
Current income taxes:
Federal	$–	$–
State	–	–
Foreign	–	–
Total current	–	–

Deferred income taxes:
Federal	–	–
State	–	–
Foreign	–	–
Total deferred	–	–
Benefit (provision) for income taxes	$–	$–

F-43

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Years ended December 31,
	2021	2020

U.S. federal statutory rate	21.0	21.0
State income taxes, net of federal benefit	4.1	0.0
Foreign tax rate differential	0.5	(1.6)
Increase (decrease) in valuation allowance	(21.8)	(19.2)
Non-deductible expenses	(4.1)	–
Other permanent differences, net	0.3	(0.2)
Effective income tax rate	0.0%	0.0%

The tax benefits associated with losses generated by the Company and its subsidiaries have been reduced by a full valuation allowance as we do not believe it is more-likely-than-not that the losses will be utilized.

	Years ended December 31,
	2021	2020

Net operating loss carryforwards	$2,700,301	$1,578,197
Capitalized organizational costs	4,058	–
Other	2,047	736
Total deferred tax assets	2,706,406	1,578,933
Valuation allowance	(2,650,851)	(1,493,197)
Total net deferred tax assets	55,555	85,736

Basis difference in long-lived fixed assets	(53,622)	(85,013)
Right-of-use assets	(1,933)	(723)
Total deferred tax liabilities	(55,555)	(85,736)
Net deferred tax assets (liabilities)	$–	$–

At December 31, 2021 and 2020, the Company has U.S. federal operating loss carryforwards of $7,247,356 and $4,127,053, and state of California operating loss carryforwards of $6,542,099 and $3,421,796, respectively. Due to U.S. enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (the "TCJA") in 2017, U.S. federal net operating loss carryforwards in the amount of $4,601,190, generated after 2017 have an indefinite carryforward period. U.S. net operating loss carryforwards, in the amount of $2,646,166, generated prior to 2018 will expire, if unused, beginning in 2034. State net operating loss carryforwards will begin to expire, if unused, in 2034.

F-44

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

At December 31, 2021 and 2020, the Company’s subsidiary operating in Hong Kong has net operating loss carryforwards of $698,685 and $698,685, respectively which do not expire and therefore can be carried forward indefinitely.

At December 31, 2021 and 2020, the Company’s subsidiary operating in Malaysia has net operating loss of $2,525,831 and $1,551,826, respectively. Net operating loss carryforwards will begin to expire, if unused, in 2025.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which the Company operates. Under applicable U.S. federal statutes, tax years ended December 31, 2018 through December 31, 2021 remain subject to examination. Under applicable state statutes, state corporate tax returns filed for the Company for years ended December 31, 2017 through December 31, 2021 remain subject to examination. Hong Kong and Malaysia corporate tax returns remain subject to examination for tax years ended December 31, 2018 through December 31, 2021.

The Company follows the provision of ASC 740 which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the Company has taken or expects to take on a tax return. The Company did not have any unrecognized tax positions or benefits as of December 31, 2021 and 2020. The Company recognizes interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. We do not expect any material changes in our unrecognized tax benefits over the next 12 months.

The Company’s ability to utilize U.S. net operating loss carryforwards to offset future taxable income may be deferred or limited significantly if the Company were to experience an “ownership change” as defined in section 382 of the Internal Revenue Code of 1986, as amended, and corresponding provisions of state law. In general, an ownership change occurs when the ownership of the Company’s stock by 5 percent or more shareholders “5-percent shareholders” exceeds 50 percentage points within a three-year period. We have not conducted a Section 382 study to determine whether the use of our U.S. net operating losses is limited. We may have experienced ownership changes in the past, and we may experience ownership changes in the future, some of which are outside our control. This could limit the amount of net operating losses that we can utilize annually to offset future taxable income or tax liabilities.

12.       RELATED PARTY TRANSACTIONS

Related party balances consisted of the following:

	As of December 31,
	2021	2020

Due to Porta Capital Limited (“Porta Capital”)	$2,063,876	$1,868,833
Due to Bru Haas (B) Sdn Bhd (“Bru Haas (B)”)	1,675,573	326,665
Due to Bru Haas Sdn Bhd (“Bru Haas”)	168,649	26,910
Due to Clicque Technology Snd Bhd (“Clicque”)	90,272	–
Due to Tila Network Limited (“Tila Network”)	19,478	19,590
Due to Porta Network Inc. (“Porta Network”)	5,734	–
Due to Mr. Song Dai (“Mr. Song”)	12,014	12,025

	$4,035,596	$2,254,023

F-45

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Mr. Song is the director and major shareholder of the Company, and he is also the major shareholder of Porta Capital, Bru Haas (B), Bru Haas, Clicque, Tila Network, and Porta Network. Amount due to these related companies are those trade and nontrade payables arising from transactions between the Company and the related companies, such as advances made by the related companies on behalf of the Company, and advances made by the Company on behalf of the related companies. Those advances are unsecured, non-interest bearing and have no fixed terms of repayment.

The advances from Mr. Song is mainly for working capital purpose. The advances are unsecured, non-interest bearing and have no fixed terms of repayment.

In the ordinary course of business, during the years ended December 31, 2021 and 2020, the Company involved with certain transactions, either at cost or current market prices and on the normal commercial terms among related parties. The following table provides the transactions with these parties for the years as presented (for the portion of such period that they were considered related):

	Years ended December 31,
Nature of transactions with related parties	2021	2020

Online sales income from Bru Haas	$1,178	$–

Outsource headcount income from Bru Haas	$–	$14,086

Research and development consulting fee to related parties:
- Porta Capital	$36,166	$35,975
- Bru Haas (B)	–	30,000

Total	$36,166	$65,975

Rent expense of Matchroom platform server to related parties:
- Porta Capital	$109,306	$79,134
- Bru Haas (B)	120,000	–

Total	$229,306	$79,134

Network Bandwidth expense to Bru Haas (B)	$210,578	$220,071

F-46

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

During the year ended December 31, 2021, the Company utilized space on a rent-free basis in the office located at Unite 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia which owns by Mr. Song. The fair market value of the rent is RM1,500 per month.

13.       CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)       Major customers

For the years ended December 31, 2021 and 2020, the individual customer who accounts for 10% or more of the Company’s revenues and its outstanding receivable balances as at year-end dates, are presented as follows:

		Year ended December 31, 2021			December 31, 2021
Customers		Revenues	Percentage of revenues		Accounts receivable

Customer A		$19,708	31%		$19,735
Customer B		15,418	25%		98

	Total:	$35,126	56%	Total:	$19,833

		Year ended December 31, 2020			December 31, 2020
Customers		Revenues	Percentage of revenues		Accounts receivable

Customer A		$10,550	14%		$11,002
Customer B		41,222	56%		3,594
Customer C		9,993	14%		-

	Total:	$61,765	84%	Total:	$14,596

F-47

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

(b)	Economic and political risk

The Company’s major operations are conducted in Hong Kong and Malaysia. Accordingly, the political, economic, and legal environments in Hong Kong and Malaysia, as well as the general state of Hong Kong and Malaysia’s economy may influence the Company’s business, financial condition, and results of operations.

(c)	Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of HKD and MYR converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

(d)	Concentration of credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company maintains cash with various financial institutions in Hong Kong and Malaysia. Cash are maintained with high credit quality institutions, the composition and maturities of which are regularly monitored by management. The Hong Kong Deposit Protection Board and Perbadanan Insurans Deposit Malaysia (“PIDM”) pays compensation up to a limit of HK$500,000 and RM250,000, respectively if the bank with which an individual/a company hold its eligible deposit fails. At December 31, 2021 and 2020, the Company did not have deposit funds that exceeded the insured limits in Hong Kong and Malaysia.

14.       COMMITMENTS AND CONTINGENCIES

The Company from time to time may be involved in legal proceedings and disputes arising in the normal course of business. The Company believes that there are no material claims or actions pending or threatened against the Company.

On April 28, 2021, the Company entered into a financial advisory agreement, (“the agreement”) with Maxim Group, LLC (“Maxim”), a leading full-service investment banking, securities and wealth management firm, pursuant to which Maxim will provide certain advisory services including strategic corporate planning, capitalization, and marketing. Additionally, Maxim, will advise the Company with respect to its objective to list on a national securities exchange.  As consideration for Maxim’s services pursuant to the agreement, the Company agreed to issue restricted shares of the Company’s common stock to Maxim equal to 2% of the outstanding shares of the Company’s Common Stock.  As mentioned in Note 7, the Company issued 1,403,973 restricted shares, 1% of the outstanding shares of the common stock, upon execution of the agreement.  Under the terms of the agreement, the Company is committed to issue additional restricted shares of 1% of the outstanding shares of its common stock upon a successful listing of the Company’s common stock to a national exchange (NASDAQ or NYSE).

F-48

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

On October 6, 2021, the Company entered into an agreement, (“the Purchase Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”, “the Investor”), in which the Company has the right, but not the obligation, to direct Lincoln Park to purchase up to $15,000,000 of common stock, in increments of 100,000 shares, subject to certain limitations and adjustments noted in the Purchase Agreement.  As consideration for Lincoln Park’s irrevocable commitment to purchase shares of the Company’s Common Stock upon the terms of and subject to satisfaction of the conditions set forth in the Purchase Agreement, the Company agreed to issue 1,003,378 shares of its Common Stock to Lincoln Park as commitment shares, and up to 1,003,378 additional shares of Common Stock on a pro rata basis as Lincoln Park purchases up to its $15,000,000 total aggregate dollar amount purchase commitment under the Purchase Agreement.  The right of the Company to commence sales under the purchase agreement is subject to the satisfaction of certain conditions including but not limited to a Registration Statement covering the resale of the shares being declared effective under the Securities Act by the SEC, and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC.  As mentioned in Note 7, on October 21, 2021, the Company issued the 1,003,378 initial commitment shares.   As of the date of these financial statements, the Company has not filed the Registration Statement pursuant to this Purchase Agreement. The Purchase Agreement prohibits the Company from directing Lincoln Park to purchase any shares of the Company’s common stock if those shares, when aggregated with all other shares of common stock then beneficially owned by Lincoln Park (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder), would result in Lincoln Park beneficially owning more than 4.99% of the outstanding shares of the Company’s common stock.

15.       SUBSEQUENT EVENTS

On February 15, 2022, Leet Entertainment Group Limited transferred all 1,000 ordinary shares of Leet Entertainment Sdn. Bhd to the Company at part of the Company’s plans to restructure and simplify the corporate structure.

On April 4, 2022, the Company sold all its 10,000 shares in Leet Technology Limited to Mr. Song for $10,000 at part of its plans to restructure and simplify the corporate structure.

F-49

234567 234567 234567 234567 234567 234567 1 OF 1 1 NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K x 02 0000000000 JOB # 2 1 OF 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 2 PAGE CONTROL # → SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date SHARES SCAN TO VIEW MATERIALS & VOTE 0000584314_1 R1.0.0.3 LEET TECHNOLOGY INC. 805, 8TH FLOOR, MENARA MUTIARA MAJESTIC JALAN OTHMAN, PETALING JAYA SELANGOR, 46000, MALAYSIA Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 For Against Abstain 0 0 0 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/14/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e - mail or the Internet . To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions . Vote by 11 : 59 P . M . ET on 12 / 14 / 2022 . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . The Board of Directors recommends you vote FOR the following proposal: 1. To adopt the Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached to the proxy statement/prospectus as Annex A, by and between Leet and Leet BVI, a wholly - owned subsidiary of Leet incorporated under the laws of the BVI ("Leet BVI"), pursuant to which Leet will be merged (the "Redomicile Transaction") into Leet BVI, with Leet BVI surviving the merger, and whereby each issued and outstanding share of Leet common stock/preferred stock will be effectively transferred to Leet BVI and converted into one new ordinary share ("Ordinary Share") or preferred share ("Preferred Share") of Leet BVI, as the case may be. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000584314_2 R1.0.0.3 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com NOTICE OF SPECIAL MEETING OF STOCKHOLDERS To Be Held On December 15, 2022 This proxy is solicited by the Board of Directors for use at the Special Meeting on December 15, 2022 The shares of stock you hold in this account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” Item 1. By signing the proxy, you revoke all prior proxies and appoint Ding Jung Long with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may properly come before the Special Meeting and all adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Special Meeting . Continued and to be signed on reverse side

Annex A

Plan and Agreement of Merger

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of September __, 2022, by and among Leet Technology Inc., a Delaware corporation (“Leet”), and LEET Inc., a company incorporated under the laws of the British Virgin Islands and wholly owned subsidiary of Leet (“Leet BVI”).

RECITALS:

1. The Boards of Directors of Leet and Leet BVI have unanimously determined that it is advisable and in the best interests of their respective shareholders to reorganize so that Leet will merge into Leet BVI, with Leet BVI surviving (the “Merger”).

2. The Boards of Directors of each of Leet and Leet BVI have unanimously approved the Merger, this Agreement and, to the extent applicable, the other transactions described herein upon the terms and subject to the conditions set forth in this Agreement, whereby each Leet’s issued share of common stock, par value US $0.0001 per share, of Leet (“Leet Common Stock”) shall be effectively transferred to Leet BVI and converted into one common ordinary share in Leet BVI (a "Leet BVI Ordinary Share") and each share of Series A preferred stock, par value US$0.0001 and Series B preferred stock, par value [ ] of Leet (“Leet Preferred Stock”) shall be effectively transferred to Leet BVI and converted into one Series A preferred share in Leet BVI (a “Leet BVI Series A Preferred Share”) and one Series B preferred share in Leet BVI (a “Leet BVI Series B Preferred Share”), respectively.

3. The Merger requires, among other things, the adoption of this Agreement by the affirmative vote of a majority of the outstanding shares of Leet Common Stock entitled to vote on the matter.

NOW THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

THE MERGER

SECTION 1.1 The Merger. Upon the terms and subject to the conditions of this Agreement, and in accordance with the Delaware General Corporation Law (the “DGCL”) and the BVI Business Companies Act, 2004, as amended (the “BVI Act”), at the Effective Time (as defined in Section 1.2), Leet shall be merged with and into Leet BVI, the separate corporate existence of Leet shall thereupon cease and Leet BVI shall continue as the surviving corporation in the Merger (sometimes hereinafter referred to as the “Surviving Corporation”). The Merger shall have the effects set forth in the BVI Act.

SECTION 1.2 Filing Certificate of Merger and the Articles of Merger; Effective Time. As soon as practicable following the satisfaction or, to the extent permitted by applicable law, waiver of the conditions set forth in Article V, if this Agreement shall not have been terminated prior thereto as provided in Section 6.1, Leet shall cause a certificate of merger (the "Certificate of Merger") to be filed with the Delaware Secretary of State and Leet BVI shall cause a copy of the articles of merger of Leet BVI (the "Articles of Merger") to be registered with the Registrar of Corporate Affairs in the British Virgin Islands in accordance with and otherwise make all other filings or recordings as required by the General Corporation Law of Delaware and the BVI Act in connection with the Merger. The Merger shall become effective at such time that Leet shall have designated in the Certificate of Merger as the effective time of the Merger and Leet BVI shall have designated in the Articles of Merger the effective date (the “Effective Time”).

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ARTICLE II

CHARTER DOCUMENTS,

DIRECTORS AND OFFICERS

SECTION 2.1 Certificate of Incorporation of Surviving Corporation. The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Leet BVI in effect immediately prior to the Effective Time. Such Certificate of Incorporation shall thereafter continue to be the Certificate of Incorporation of the Surviving Corporation.

SECTION 2.2 Memorandum and Articles of Association of Surviving Corporation. From and after the Effective Time, the Memorandum and Articles of Association of Leet BVI in effect immediately prior to the Effective Time shall be the Memorandum and Articles of Association of the Surviving Corporation, until duly amended in accordance with applicable law.

SECTION 2.3 Directors of Surviving Corporation. From and after the Effective Time, the directors of Leet BVI immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each such director to serve in such capacity until his or her earlier death, resignation or removal or until his or her successor is duly elected or appointed.

SECTION 2.4 Officers of Surviving Corporation. From and after the Effective Time, the officers of Leet BVI immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each such officer to serve in such capacity until his or her earlier death, resignation or removal or until his or her successor is duly elected or appointed.

SECTION 2.5 Directors and Officers of Surviving Corporation. Prior to the Effective Time, Leet, in its capacity as the sole shareholder of Leet BVI, agrees to take or cause to be taken all such actions as are necessary to cause those persons serving as the directors and officers of Leet immediately prior to the Effective Time to be elected or appointed as the directors and officers of Leet BVI (to the extent the officers and directors of Leet BVI and Leet are not already identical), each such person to have the same office(s) with Leet BVI (and the same classes and committee memberships in the case of directors) as he or she held with Leet, with the directors of each class to serve until the next meeting of the Leet BVI shareholders at which an election of directors of such class is required or until their successors are elected or appointed (or their earlier death, disability or retirement).

ARTICLE III

CANCELLATION AND CONVERSION

OF STOCK

SECTION 3.1 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of either Leet or Leet BVI:

(a) Cancellation of Leet Common Stock and Leet Preferred Stock. Each issued share of Leet Common Stock and Leet Preferred Stock that is owned immediately prior to the Effective Time by Leet as a treasury share shall automatically be cancelled and retired and shall cease to exist, and no consideration shall be delivered or deliverable in connection with such cancellation.

(b) Conversion of Remaining Leet Common Stock and Leet Preferred Stock. Each issued and outstanding share of Leet Common Stock and Leet Preferred Stock (other than the shares of Leet Common Stock and Leet Preferred Stock to be cancelled in accordance with Section 3.1(a)) shall be effectively transferred to Leet BVI and converted into one validly issued, fully paid and nonassessable Leet BVI Ordinary Share, Leet BVI Series A Preferred Share or Leet BVI Series B Preferred Share, as the case may be. Leet BVI shall add to the stated capital account maintained for the Leet BVI Ordinary Shares, Leet BVI Series A Preferred Shares and Leet BVI Series B Preferred Shares an amount equal to the fair market value of the Leet Common Stock and Leet Preferred Stock so transferred and converted into Leet BVI Ordinary Shares, Leet BVI Series A Preferred Shares and Leet BVI Series B Preferred Shares, as the case may be

(c) Stock-Based Compensation Plans. [Intentionally omitted.]

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SECTION 3.2 Direct Registration of Leet BVI Shares.

(a) At the Effective Time, (i) record ownership of the Leet BVI Ordinary Shares, Leet BVI Series A Preferred Shares and Leet BVI Series B Preferred Shares into which the issued and outstanding shares of Leet Common Stock and Leet Preferred Stock were converted in accordance with Section 3.1(a) shall be kept in uncertificated, book entry form by Leet BVI’s transfer agent, VStock Transfer LLC.

(b) At the Effective Time, holders of Leet will cease to be, and will have no rights as, stockholders of Leet, other than the right to receive: (i) any dividend or other distribution with a record date prior to the Effective Time that may have been declared or made by Leet on such shares of Leet Common Stock and/or Leet Preferred Stock in accordance with the terms of this Agreement or prior to the date of this Agreement and that remain unpaid at the Effective Time; and (ii) the Leet BVI Ordinary Shares, Leet BVI Series A Preferred Shares and Leet BVI Series B Preferred Shares pursuant to Section 3.1(b). At the Effective Time, the stock transfer books of Leet shall be closed and from and after the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Leet Common Stock and Leet Preferred Stock that were outstanding immediately prior to the Effective Time.

SECTION 3.3 Appraisal Rights.  Notwithstanding any provision of this Agreement to the contrary and to the extent available under the DGCL, Leet Common Stock that is outstanding immediately prior to the Effective Time and that is held by holders of Leet Common Stock who shall have neither voted in favor of the Merger nor consented thereto in writing and who shall have demanded properly in writing appraisal for such Leet Common Stock in accordance with Section 262 of the DGCL (collectively, the “Dissenting Shares”), shall not be converted into, or represent the right to receive, the Leet BVI Ordinary Shares. Such Leet stockholders shall be entitled instead to receive payment of the fair value of such Leet Common Stock held by them in accordance with the provisions of such Section 262, except that all Dissenting Shares held by holders of Leet Common Stock who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such Leet Common Stock under such Section 262 shall thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Leet BVI Ordinary Shares, without any interest thereon.

ARTICLE IV

EMPLOYEE BENEFIT AND COMPENSATION PLANS AND AGREEMENTS

SECTION 4

(a) At the Effective Time, Leet shall assign and Leet BVI shall assume the rights and obligations of Leet under each Stock Plan listed on Exhibit A (the “Assumed Equity Plans”).

(b) To the extent any Stock Plan or any applicable agreement relating thereto provides for the issuance, delivery or purchase of, or otherwise relates to, Leet Common Stock, from and after the Effective Time, such Stock Plan or applicable agreement shall be deemed to have been amended to provide for the issuance, delivery or purchase of, or otherwise relate to, Leet BVI Ordinary Shares, and all options or awards issued, or benefits available or based upon the value of a specified number of shares of Leet Common Stock, under such Stock Plan after the Effective Time shall entitle the holder thereof to purchase, receive, acquire, hold or realize the benefits measured by the value of, as appropriate, an equivalent number of Leet BVI Ordinary Shares in accordance with the terms of such Stock Plan and any applicable agreement relating thereto. The outstanding options or other awards or benefits available under the terms of the Stock Plans at and following the Effective Time shall, to the extent permitted by law and otherwise reasonably practicable, otherwise be exercisable, payable, issuable or available upon the same terms and conditions as under such Stock Plans and the agreements relating thereto immediately prior to the Effective Time (including, for greater certainty, having the same option exercise or measurement price). Notwithstanding the foregoing, the number of Leet BVI Ordinary Shares issuable or available upon the exercise, payment, issuance or availability of such option, award or benefit immediately after the Effective Time, and the option exercise or measurement price of each such option, award or benefit, shall be subject to adjustment by Leet BVI only to the extent necessary to ensure that the spread between the exercise price and fair market value of the shares subject to the option or stock appreciation right, and for other awards the fair market value of such awards or benefits, is no more after the Effective Time as compared to immediately prior to the Effective Time. The foregoing adjustments shall be made in accordance with applicable law (and administrative practice of applicable governmental authorities), including but not limited to Section 409A of the Code and the U.S. Treasury Regulations promulgated thereunder, to the extent such provisions are applicable to an option, award, or benefit. Other than as set forth above, the Merger will not affect the underlying terms or conditions of any outstanding equity awards, which shall remain subject to their original terms and conditions.

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(c) At the Effective Time, the obligations of Leet under or with respect to each plan, trust, agreement, program or benefit listed on Exhibit B (collectively, the “Assumed Benefit Plans” and, together with the Assumed Equity Plans, the “Assumed Plans”) shall become the lawful obligations of Leet BVI and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated. Effective at the Effective Time, Leet BVI hereby expressly adopts and assumes all obligations of Leet under the Assumed Benefit Plans.

(d) Such amendments or other actions that are deemed necessary or appropriate by Leet and Leet BVI to effect the Merger, including to facilitate the assumption by Leet BVI of the Assumed Plans, and any other amendments or actions that Leet and Leet BVI shall deem advisable, shall be adopted and entered into with respect to the Assumed Plans.

ARTICLE V

CONDITIONS PRECEDENT

SECTION 5

The respective obligations of each party to effect the Merger are subject to the satisfaction or waiver of the following conditions:

(a) The registration statement on Form S-4 filed with the Securities and Exchange Commission by Leet (the “Registration Statement”) in connection with the offer and issuance of the Leet BVI Ordinary Shares to be issued pursuant to the Merger shall have become effective under the Securities Act of 1933, as amended, and no stop order with respect thereto shall be in effect.

(b) This Agreement shall have been adopted by the affirmative vote of a majority of the outstanding shares of Leet Common Stock entitled to vote on the matter.

(c) The Conversion shall have occurred.

(d) The Leet BVI Ordinary Shares to be issued pursuant to the Merger shall have been authorized for listing on the OTC Markets, subject to official notice of issuance and satisfaction of other standard conditions.

(e) Leet shall have provided Leet BVI with a certificate pursuant to Treasury Regulation Section 1.1445-2(c)(3) stating that Leet is not and has not been a U.S. real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c) of the Code and proof, reasonably satisfactory to Leet BVI, that Leet has provided notice of such certifications to the Internal Revenue Service in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2).

(f) Leet shall have received an opinion from Sichenzia Ross Ference LLP, on the basis of representations and warranties set forth or referred to in such opinion, dated as of the Effective Time, and subject to reasonable assumptions, confirming the matters discussed under “Material Tax Considerations—Material U.S. Federal Income Tax Considerations” in the Registration Statement, including the conclusion that the Merger will not result in the treatment of Leet BVI as a U.S. corporation for U.S. federal income tax purposes under Section 7874 of the Code and any regulations promulgated thereunder or other official interpretations thereof. In rendering such opinion, such counsel shall be entitled to rely upon representations of officers of Leet and Leet BVI (with such changes as are necessary, in the opinion of such counsel, to reflect any change in applicable law, regulation or official interpretation thereof occurring between the date hereof and the Effective Time).

(g) Leet shall have received an opinion from Maples & Calder, on the basis of representations and warranties set forth or referred to in such opinion, dated as of the Effective Time, and subject to reasonable assumptions, confirming the matters discussed under “Material Tax Considerations—Material BVI Tax Considerations” in the Registration Statement.

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(h) There shall have been no change in applicable law with respect to Section 7874 of the Code (or any other U.S. tax law), any actual or proposed regulations promulgated thereunder (including official guidance announcing an intention to promulgate regulations with retroactive effect) or any actual or proposed official interpretation thereof, has occurred that, in the sole discretion of Leet, would have a material adverse effect on the Merger.

(i) None of the parties hereto shall be subject to any decree, order or injunction of any court of competent jurisdiction, whether in the U.S., the British Virgin Islands or any other country, that prohibits the consummation of the Merger.

(k) Other than the filing of the Certificate of Merger and the registration of the Articles of Merger provided for under Article I, all material consents and authorizations of, filings or registrations with, and notices to, any governmental or regulatory authority required to consummate the Merger and the other transactions contemplated hereby, including without limitation any filings required under (i) applicable U.S. state securities and “Blue Sky” laws and (ii) applicable British Virgin Islands securities laws, shall have been obtained or made.

(l) All consents of any third party required to consummate the Merger have been obtained.

ARTICLE VI

TERMINATION, AMENDMENT AND WAIVER

SECTION 6.1 Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after adoption of this Agreement by the stockholders of Leet, or by action of the Board of Directors of Leet.

SECTION 6.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 5.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Leet or Leet BVI.

SECTION 6.3 Amendment. This Agreement may be amended by the parties hereto at any time before or after any required approval or adoption by the stockholders of Leet of this Agreement or matters presented in connection with this Agreement; provided, however, that after any such approval or adoption, there shall be made no amendment requiring further approval or adoption by such stockholders under applicable law until such further approval or adoption is obtained. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

SECTION 6.4 Waiver. At any time prior to the Effective Time, to the extent permitted by applicable law, the parties may waive compliance with any of the agreements or covenants contained in this Agreement, or may waive any of the conditions to consummation of the Merger contained in this Agreement. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

ARTICLE VII

COVENANTS

SECTION 7.1 Rule 16b-3 Approval. Leet and Leet BVI shall take all such actions as may reasonably be required to cause the transactions contemplated by Section 3.1, Article IV and any other dispositions of Leet equity securities (including derivative securities) or acquisitions of Leet BVI equity securities (including derivative securities) in connection with this Agreement and the Merger by each individual who (i) is a director or officer of Leet, or (ii) at the Effective Time, is or will become a director or officer of Leet BVI, to be exempt under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

SECTION 7.2 Further Assurances. Both Leet and Leet BVI shall use their commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or reasonably appropriate to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions provided for herein.

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ARTICLE VIII

GENERAL PROVISIONS

SECTION 8.1 Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

SECTION 8.2 Entire Agreement. This Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto.

SECTION 8.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its rules of conflict of laws that would apply any other law.

SECTION 8.4 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all of the parties hereto.

SECTION 8.5 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

SECTION 8.6 Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Leet and Leet BVI have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

LEET TECHNOLOGY INC.,
a Delaware corporation

By: _________________________________
Name:
Title:

LEET INC.,
a British Virgin Islands corporation

By: _________________________________
Name:
Title:

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Exhibit A

Assumed Equity Plans

•	2021 Stock Incentive Plan for Employees and Consultants
•	2022 Stock Incentive Plan for Employees and Consultants

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Exhibit B

Assumed Benefit Plans

None

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Annex B

Form of Memorandum and Articles of Association of Leet Inc. at the effective time of the Redomicile Transaction

BVI Co. No.: 2085538

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

LEET Inc.

Incorporated this 13 day of December 2021

Amended and Restated on the 30th day of August 2022

Amended and Restated on the 14th day of September 2022

Amended and Restated on the [●] day of October 2022

Maples Corporate Services (BVI) Limited

Kingston Chambers

PO Box 173

Road Town, Tortola

British Virgin Islands

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TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

LEET Inc.

1	The name of the Company is LEET Inc.

2	The Company is a company limited by shares.

3	The first Registered Office of the Company shall be at the offices of Maples Corporate Services (BVI) Limited, Kingston Chambers, PO Box 173, Road Town, Tortola, British Virgin Islands. The Directors or Members may from time to time change the Registered Office of the Company by resolution of the Directors or Resolution of Members.

4	The first Registered Agent of the Company will be Maples Corporate Services (BVI) Limited of Kingston Chambers, PO Box 173, Road Town, Tortola, British Virgin Islands. The Directors or Members may from time to time change the Registered Agent of the Company by resolution of the Directors or Resolution of Members.

5	The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the British Virgin Islands.

6	The liability of each Member is limited to the amount unpaid on such Member's shares.

7	The Company is authorised to issue an unlimited number of shares divided into four classes as follows:

(a)	unlimited ordinary shares of no par value each (the "Ordinary Shares");

(b)	1,000,000 series A preferred shares of no par value each (the "Series A Preferred Shares");

(c)	10,000,000 series B preferred shares of no par value each (the “Series B Preferred Shares”); and

(d)	9,000,000 preferred shares of no par value each (the "Preferred Shares") in one or more series,

each Share having the rights and restrictions set out in the Memorandum and Articles. For the purposes of section 9 of the Statute, any rights, privileges, restrictions and conditions attaching to any of the Shares as provided for in the Memorandum and Articles are deemed to be set out in full in the Memorandum.

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8	Each Ordinary Share confers on the holder:

(a)	the right to one vote on any Resolution of Members;

(b)	the right to an equal share in any dividend paid by the Company in accordance with the Statute; and

(c)	in the event of any liquidation, dissolution, or winding up of the Company, whether involuntary or voluntary, the right to an equal share in the distribution of the surplus assets of the Company.

9	Each Series A Preferred Share confers on the holder:

(a)	the right to one hundred (100) votes on any Resolution of Members;

(b)	no right to any dividend or distribution paid by the Company in accordance with the Statute, save as provided for at Section 9(d) below;

(c)	the right to convert such Series A Preferred Shares as set out in Section 3.1 of the Schedule;

(d)	in the event of any liquidation, dissolution, or winding up of the Company, whether involuntary or voluntary, the right in respect of a share in the distribution of the surplus assets of the Company as set out at Section 3.3 of the Schedule; and

(e)	as to redemption: subject to the restrictions and conditions contained in the Schedule, the right to require the redemption of such Series A Preferred Share by the Company as provided in the Schedule and to receive the redemption proceeds applicable to such redemption of Series A Preferred Shares.

10	Each Series B Preferred Share confers on the holder:

(a)	the right to one thousand (1,000) votes on any Resolution of Members;

(b)	the right to an equal share in any dividend paid by the Company in accordance with the Statute as set out at Section 4.1 of the Schedule;

(c)	the right to convert such Series B Preferred Shares as set out in Section 4.2 of the Schedule;

(d)	in the event of any liquidation, dissolution, or winding up of the Company, whether involuntary or voluntary, the right in respect of a share in the distribution of the surplus assets of the Company as set out at Section 4.4 of the Schedule; and

(e)	as to redemption: subject to the restrictions and conditions contained in the Schedule, the right to require the redemption of such Series B Preferred Share by the Company as provided in the Schedule and to receive the redemption proceeds applicable to such redemption of Series B Preferred Shares.

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11	The Preferred Shares shall have such rights as specified by the board of Directors pursuant to the Resolution of Directors approving the issue of such Preferred Shares, and in any such resolution of Directors the board of Directors shall agree to amend and restate the Memorandum and Articles by resolution of the Directors to fully set out such rights and instruct the registered agent of the Company to file the amended Memorandum and Articles with the Registrar. For the avoidance of doubt, the Directors shall not require any approval of the Members by Resolution of the Members or otherwise in respect of the issuance of Preferred Shares and the related amendments to the Memorandum and Articles.

12	Shares may only be issued as registered shares and the Company is not authorised to issue bearer shares. Registered shares may not be exchanged for bearer shares or converted to bearer shares.

13	Capitalised terms that are not defined in this Memorandum of Association bear the respective meanings given to them in the Articles of Association of the Company.

14	Subject to 3.5 of the Schedule and the provisions of the Statute, the Company may from time to time amend the Memorandum of Association or the Articles of Association by Resolution of Members or resolution of the Directors.

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We, Maples Corporate Services (BVI) Limited of Kingston Chambers, PO Box 173, Road Town, Tortola, British Virgin Islands in our capacity as registered agent for the Company hereby apply to the Registrar for the incorporation of the Company this 13th day of December 2021.

Incorporator

Sgd. Denery Moses

________________________________

Denery Moses

Authorised Signatory

Maples Corporate Services (BVI) Limited

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SCHEDULE

1.	SCHEDULE

This Schedule forms a part of the Memorandum such that all rights, privileges, restrictions and conditions attaching to the Ordinary Shares, Series A Preferred Shares and Series B Preferred Shares contained herein are deemed to be set out in full in the Memorandum.

2.	CONFLICT

In the event of any conflict between the provisions of the Memorandum and the Articles, the provisions of the Memorandum and, in particular, this Schedule shall prevail.

3.	SERIES A PREFERRED SHARES

3.1.	Right to Convert

The holders of the Series A Preferred Shares shall have conversion rights as follows (the "Series A Conversion Rights"):

3.1.1.	Conversion Ratio

Each share of Series A Preferred Shares shall be convertible, at the option of the holder thereof, beginning on the date the holder acquired the Series A Preferred Share, and without the payment of additional consideration by the holder thereof, into twenty (20) shares of fully paid and non-assessable Ordinary Shares (the "Series A Conversion Ratio"). For the purposes of this Section 3.1 of the Schedule, "converted", "conversion" or "convertible" shall mean the redemption of Series A Preferred Shares and, on behalf of the holder thereof, automatic application of such redemption proceeds in paying for such new Ordinary Shares into which the Series A Preferred Shares have been converted.

3.1.2.	Termination of Conversion Rights

Subject to Section 3.1.4 in the case of a Series A Contingency Event (as defined below), in the event of a reorganisation, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up of the Company, the Series A Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the first payment of any funds and assets distributable on such event to the holders of Series A Preferred Shares.

3.1.3.	Fractional Shares

No fractional shares of Ordinary Shares shall be issued upon conversion of the Series A Preferred Shares. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall round up and issue one additional Ordinary Share to the holder. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Shares the holder is at the time converting into Ordinary Shares and the aggregate number of Ordinary Shares issuable upon such conversion.

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3.1.4.	Notice of Conversion

In order for a holder of Series A Preferred Shares to voluntarily exercise his right to convert shares of Series A Preferred Shares into Ordinary Shares, such holder shall surrender the certificate or certificates (if any) for such Series A Preferred Shares (or, if such registered holder alleges that any such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series A Preferred Shares (or at the Registered Office of the Company if the Company does not have a transfer agent in respect of the Series A Preferred Shares), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Shares represented by such certificate or certificates (if any) and, if applicable, any event on which such conversion is contingent (a "Series A Contingency Event"). Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for Ordinary Shares to be issued. If required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form reasonably satisfactory to the Company, duly executed by the registered holder or such holder's attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent (or by the Company if the Company does not have a transfer agent in respect of the Series A Preferred Shares) of such certificates (or lost certificate affidavit and agreement) and notice (or, if later, the date on which all Series A Contingency Events have occurred) shall be the time of conversion (the "Series A Conversion Time"), and the Ordinary Shares issuable upon conversion of the shares represented by such certificate shall be issued upon the Register of Members being updated to reflect such issuance. The Company shall, as soon as practicable after the Series A Conversion Time, (a) issue and deliver to such holder of Series A Preferred Shares, or to such holder's nominees, a certificate or certificates for the number of Ordinary Shares issuable upon such conversion in accordance with the provisions hereof and a certificate for the number (if any) of Series A Preferred Shares represented by the surrendered certificate that were not converted into Ordinary Shares, and (b) pay all declared but unpaid dividends on the shares of Series A Preferred Shares converted.

3.1.5.	Reservation of Shares

The Company shall at all times while any Series A Preferred Shares are outstanding, reserve and keep available out of its authorised but unissued Ordinary Shares, for the purpose of effecting the conversion of the Series A Preferred Shares, such number of its duly authorised shares of Ordinary Shares as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Shares; and if at any time the number of authorised but unissued Ordinary Shares shall not be sufficient to effect the conversion of all then-outstanding shares of the Series A Preferred Shares, the Company shall use its best efforts to cause such corporate action to be taken as may be necessary to increase its authorised but unissued Ordinary Shares to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Memorandum and Articles. Before taking any action that would cause an adjustment reducing the Series A Conversion Price of a series of Series A Preferred Shares below the then par value of the Ordinary Shares issuable upon conversion of such series of Series A Preferred Shares, the Company will take any corporate action that may be reasonably necessary so that the Company may validly and legally issue fully paid and nonassessable Ordinary Shares at such adjusted Series A Conversion Price.

3.1.6.	No further adjustment

Upon any conversion of Series A Preferred Shares, no adjustment to the Series A Conversion Price of the applicable series of Series A Preferred Shares shall be made with respect to the converted shares for any declared but unpaid dividends on such series of Series A Preferred Shares or on the Ordinary Shares delivered upon conversion.

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3.1.7.	Adjustment for division or combination

If the Company shall at any time or from time to time after the date on which the first share of a series of Series A Preferred Shares is issued by the Company (such date referred to herein as the "Series A Original Issue Date" for such series of Series A Preferred Shares) effect a division of the outstanding Ordinary Shares, the Series A Conversion Ratio for such series of Series A Preferred Shares in effect immediately before that division shall be proportionately increased so that the number of Ordinary Shares issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of Ordinary Shares outstanding. If the Company shall at any time or from time to time after the Series A Original Issue Date for a series of Series A Preferred Shares combine the outstanding Ordinary Shares, the Series A Conversion Ratio for such Series A Preferred Shares in effect immediately before the combination shall be proportionately decreased so that the number of Ordinary Shares issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of Ordinary Shares outstanding. Any adjustment under this Section 3.1.7 shall become effective at the close of business on the date the division or combination becomes effective.

3.1.8.	Adjustment for certain dividends and Distributions

In the event the Company at any time or from time to time after the Series A Original Issue Date for a series of Series A Preferred Shares shall make or issue, or fix a record date for the determination of holders of Ordinary Shares entitled to receive, a dividend, a bonus share or other distribution payable on the Ordinary Shares in additional Ordinary Shares, then and in each such event the Series A Conversion Ratio for such series of Series A Preferred Shares in effect immediately before such event shall be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date.

Notwithstanding the foregoing, (i) if such record date shall have been fixed and such dividend or bonus share issue is not fully paid or if such distribution is not fully made on the date fixed therefor, such Series A Conversion Ratio shall be recomputed accordingly as of the close of business on such record date and thereafter such Series A Conversion Ratio shall be adjusted pursuant to this Section 3.1.8 as of the time of actual payment of such dividends or distributions; and (ii) no such adjustment shall be made if the holders of such series of Series A Preferred Shares simultaneously receive a dividend, a bonus share issue or other distribution of Ordinary Shares in a number equal to the number of Ordinary Shares that they would have received if all outstanding shares of such series of Series A Preferred Shares had been converted into Ordinary Shares on the date of such event.

3.1.9.	Adjustment for Reclassification, Exchange and Substitution

If at any time or from time to time after the Series A Original Issue Date for a series of Series A Preferred Shares the Ordinary Shares issuable upon the conversion of such series of Series A Preferred Shares is changed into the same or a different number of shares of any class in the Company, whether by recapitalisation, reclassification, or otherwise (other than by a combination, dividend, bonus share issue, distribution, merger or consolidation covered by Sections 3.1.7, 3.1.8 or 3.1.10), then in any such event each holder of such series of Series A Preferred Shares shall have the right thereafter to convert such Series A Preferred Shares into the kind and amount of shares and other securities and property receivable upon such recapitalisation, reclassification or other change by holders of the number of Ordinary Shares into which such Series A Preferred Shares could have been converted immediately prior to such recapitalisation, reclassification or change.

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3.1.10.	Adjustment for Merger or Consolidation

If there shall occur any consolidation or merger involving the Company in which the Ordinary Shares (but not a series of Series A Preferred Shares) is converted into or exchanged for securities, cash, or other property (other than a transaction covered by Sections 3.1.8 or 3.1.9), then, following any such consolidation or merger, provision shall be made that each share of such series of Series A Preferred Shares shall thereafter be convertible, in lieu of the Ordinary Shares into which it was convertible prior to such event, into the kind and amount of securities, cash or other property which a holder of the number of Ordinary Shares of the Company issuable upon conversion of one share of such series of Series A Preferred Shares immediately prior to such consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the board of Directors) shall be made in the application of the provisions in this Section 3.1 (including provisions with respect to changes in and other adjustment of the Series A Conversion Price of such series of Series A Preferred Shares) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of such series of Series A Preferred Shares.

3.2.	Redemption Rights

3.2.1.	A Member holding Series A Preferred Shares may require the redemption of all or any of such Member's Series A Preferred Shares (the "Series A Redemption Shares") by serving a Redemption Notice on the Company. Unless timely receipt is waived by the Directors in a particular case, a Redemption Notice shall be required to be received on or before the date falling five (5) clear days prior to the Redemption Date. The Company, the Directors and any transfer agent may rely upon any Redemption Notice believed by them in good faith to be genuine. Where the Member does not identify the date of issue of the Series A Preferred Shares to be redeemed in the Redemption Notice, the Company may redeem the Series A Preferred Shares in the order in which they were first purchased by the Member submitting the Redemption Notice.

3.2.2.	Each Redemption Notice shall state:

(i)	the number of Series A Preferred Shares held by the holder that the Company shall redeem on the Redemption Date specified in the Redemption Notice;

(ii)	the Redemption Date; and

(iii)	for holders of shares in certificated form, that the holder is to surrender to the Company, in accordance with the terms of Section 3.2.3 of the Schedule, his certificate or certificates representing the Series A Preferred Shares to be redeemed.

3.2.3.	On or before the applicable Redemption Date, each holder of Series A Preferred Shares to be redeemed on such Redemption Date, shall, if a holder of shares in certificated form, surrender the certificate or certificates (if any) for such Series A Preferred Shares (or, if such registered holder alleges that any such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series A Preferred Shares (or at the Registered Office of the Company if the Company does not have a transfer agent in respect of the Series A Preferred Shares), and thereupon the Redemption Price shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof.

3.2.4.	A Member holding Series A Preferred Shares may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part) whether before or after the relevant Redemption Date until payment of the Redemption Price is effected.

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3.2.5.	Subject to the provisions of the Articles and provided always that redemption of any Series A Preferred Shares is permitted in accordance with the Statute, the Company shall redeem the Series A Redemption Shares on the Redemption Date specified in the Redemption Notice or on the next Business Day following the Redemption Date if the Redemption Date specified in the Redemption Notice is not a Business Day.

3.2.6.	On a Redemption Date, if the property and assets of the Company properly available to it for the redemption of the Series A Redemption Shares are insufficient to redeem all of the Series A Redemption Shares or such redemption is not permitted by law, then the Company shall redeem the maximum number of Series A Redemption Shares as it shall be legally permitted to redeem on a pro rata basis determined on the holdings at that time of Series A Redemption Shares held by each holder of Series A Redemption Shares and that number of Series A Redemption Shares which were to be redeemed but were not redeemed shall be redeemed as soon as practicable thereafter. Series A Redemption Shares which were to be redeemed pursuant to this Section 3.2.6 of the Schedule but which could not be redeemed by the Company on the Redemption Date shall continue to be issued and outstanding and all of the rights, privileges, restrictions and conditions attaching to the Series A Redemption Shares shall attach to such unredeemed shares.

3.2.7.	The Redemption Price for each Series A Redemption Share shall be calculated by reference to the value of the Ordinary Shares into which such Series A Redemption Share would convert taking into account the Series A Conversion Ratio on the Redemption Date. The value of such Ordinary Shares shall be equal to the product of the number of Ordinary Shares multiplied by the average VWAP for an Ordinary Share for the thirty (30) Trading Days prior to the Redemption Date.

3.2.8.	The Redemption Price shall be paid in a single instalment in cash in currency or currencies as the Directors may determine.

3.2.9.	Series A Preferred Shares shall be treated as having been redeemed with effect from the relevant Redemption Date irrespective of whether or not a Member has been removed from the Register of Members or the Redemption Price has been determined or remitted. Accordingly, on and from the relevant Redemption Date, Members in their capacity as such will not be entitled to or be capable of exercising any rights arising under the Articles with respect to Series A Preferred Shares being redeemed (including any right to receive notice of, attend or vote at any meeting of the Company) save the right to receive the Redemption Price and any dividend which has been declared prior to the relevant Redemption Date but not yet paid (in each case with respect to the Series A Preferred Shares being redeemed).

3.2.10.	No amendment to the Memorandum or Articles made after a Redemption Date shall affect a Member with respect to Series A Preferred Shares of that Member which have been redeemed by reference to that or a prior Redemption Date.

3.3.	Liquidation Rights

3.3.1.	In the event of any distribution of surplus assets of the Company, each Series A Preferred Share shall confer on the holder in equal preference to any distribution of surplus assets of the Company in respect of any Series B Preferred Shares, an amount per Series A Preferred Share equal to the original issue price of the Series A Preferred Shares.

3.3.2.	If upon any liquidation, dissolution, or winding up of the Company, the surplus assets of the Company shall be insufficient to permit the payment to (i) the holders of the Series A Preferred Shares of their full amount as described in Section 3.3.1 and (ii) the holders of the Series B Preferred Shares of their full amount as described in Section 4.4.1, then all of the remaining surplus assets of the Company shall be distributed among the holders of the then outstanding Series A Preferred Shares in equal preference with the holders of the Series B Preferred Shares, according to the number of outstanding shares of Series A Preferred Shares held by each holder thereof. For the avoidance of doubt, no distribution shall be made to the holders of the Company's Ordinary Shares unless the holders of the Series A Preferred Shares and the Series B Preferred Shares have been paid in full.

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3.4.	Reorganisation, consolidation or merger

For the avoidance of doubt, a reorganisation or any other consolidation or merger of the Company with or into any other company, or any other sale of all or substantially all of the assets of the Company, shall not be deemed to trigger a distribution of the surplus assets of the Company within the meaning of Section 3.3 and the Series A Preferred Shares shall not be entitled to the rights contained in Section 3.3 upon the occurrence of a reorganisation or any other consolidation or merger of the Company or any other sale of all or substantially all of the assets of the Company.

3.5.	Protective provisions

The rights and preferences of the Series A Preferred Shares cannot be modified without approval of a majority of the voting rights of the Series A Preferred Shares.

4.	SERIES B PREFERRED SHARES

4.1.	Dividend Rights

In each calendar year, the holders of the then outstanding Series B Preferred Shares shall be entitled to receive, an annual dividend, when, as and if declared by the Directors, which shall be cumulative, payable solely upon redemption, liquidation or conversion.

4.2.	Right to Convert

The holders of the Series B Preferred Shares shall have conversion rights as follows (the "Series B Conversion Rights"):

4.2.1.	Conversion Ratio

Each share of Series B Preferred Shares shall be convertible, at the option of the holder thereof, beginning on the date the holder acquired the Series B Preferred Share, and without the payment of additional consideration by the holder thereof, into ten (10) shares of fully paid and non-assessable Ordinary Shares (the "Series B Conversion Ratio"). For the purposes of this Section 4.2 of the Schedule, "converted", "conversion" or "convertible" shall mean the redemption of Series B Preferred Shares and, on behalf of the holder thereof, automatic application of such redemption proceeds in paying for such new Ordinary Shares into which the Series B Preferred Shares have been converted.

4.2.2.	Termination of Conversion Rights

Subject to Section 4.2.4 in the case of a Series B Contingency Event (as defined below), in the event of a reorganisation, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up of the Company, the Series B Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the first payment of any funds and assets distributable on such event to the holders of Series B Preferred Shares.

4.2.3.	Fractional Shares

No fractional shares of Ordinary Shares shall be issued upon conversion of the Series B Preferred Shares. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall round up and issue one additional Ordinary Share to the holder. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred Shares the holder is at the time converting into Ordinary Shares and the aggregate number of Ordinary Shares issuable upon such conversion.

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4.2.4.	Notice of Conversion

In order for a holder of Series B Preferred Shares to voluntarily exercise his right to convert shares of Series B Preferred Shares into Ordinary Shares, such holder shall surrender the certificate or certificates (if any) for such Series B Preferred Shares (or, if such registered holder alleges that any such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series B Preferred Shares (or at the Registered Office of the Company if the Company does not have a transfer agent in respect of the Series B Preferred Shares), together with written notice that such holder elects to convert all or any number of the shares of the Series B Preferred Shares represented by such certificate or certificates (if any) and, if applicable, any event on which such conversion is contingent (a "Series B Contingency Event"). Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for Ordinary Shares to be issued. If required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form reasonably satisfactory to the Company, duly executed by the registered holder or such holder's attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent (or by the Company if the Company does not have a transfer agent in respect of the Series B Preferred Shares) of such certificates (or lost certificate affidavit and agreement) and notice (or, if later, the date on which all Series B Contingency Events have occurred) shall be the time of conversion (the "Series B Conversion Time"), and the Ordinary Shares issuable upon conversion of the shares represented by such certificate shall be issued upon the Register of Members being updated to reflect such issuance. The Company shall, as soon as practicable after the Series B Conversion Time, (a) issue and deliver to such holder of Series B Preferred Shares, or to such holder's nominees, a certificate or certificates for the number of Ordinary Shares issuable upon such conversion in accordance with the provisions hereof and a certificate for the number (if any) of Series B Preferred Shares represented by the surrendered certificate that were not converted into Ordinary Shares, and (b) pay all declared but unpaid dividends on the shares of Series B Preferred Shares converted.

4.2.5.	Reservation of Shares

The Company shall at all times while any Series B Preferred Shares are outstanding, reserve and keep available out of its authorised but unissued Ordinary Shares, for the purpose of effecting the conversion of the Series B Preferred Shares, such number of its duly authorised shares of Ordinary Shares as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Shares; and if at any time the number of authorised but unissued Ordinary Shares shall not be sufficient to effect the conversion of all then-outstanding shares of the Series B Preferred Shares, the Company shall use its best efforts to cause such corporate action to be taken as may be necessary to increase its authorised but unissued Ordinary Shares to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Memorandum and Articles. Before taking any action that would cause an adjustment reducing the Series B Conversion Price of a series of Series B Preferred Shares below the then par value of the Ordinary Shares issuable upon conversion of such series of Series B Preferred Shares, the Company will take any corporate action that may be reasonably necessary so that the Company may validly and legally issue fully paid and nonassessable Ordinary Shares at such adjusted Series B Conversion Price.

4.2.6.	No further adjustment

Upon any conversion of Series B Preferred Shares, no adjustment to the Series B Conversion Price of the applicable series of Series B Preferred Shares shall be made with respect to the converted shares for any declared but unpaid dividends on such series of Series B Preferred Shares or on the Ordinary Shares delivered upon conversion.

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4.2.7.	Adjustment for division or combination

If the Company shall at any time or from time to time after the date on which the first share of a series of Series B Preferred Shares is issued by the Company (such date referred to herein as the "Series B Original Issue Date" for such series of Series B Preferred Shares) effect a division of the outstanding Ordinary Shares, the Series B Conversion Ratio for such series of Series B Preferred Shares in effect immediately before that division shall be proportionately increased so that the number of Ordinary Shares issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of Ordinary Shares outstanding. If the Company shall at any time or from time to time after the Series B Original Issue Date for a series of Series B Preferred Shares combine the outstanding Ordinary Shares, the Series B Conversion Ratio for such Series B Preferred Shares in effect immediately before the combination shall be proportionately decreased so that the number of Ordinary Shares issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of Ordinary Shares outstanding. Any adjustment under this Section 4.2.7 shall become effective at the close of business on the date the division or combination becomes effective.

4.2.8.	Adjustment for certain dividends and Distributions

In the event the Company at any time or from time to time after the Series B Original Issue Date for a series of Series B Preferred Shares shall make or issue, or fix a record date for the determination of holders of Ordinary Shares entitled to receive, a dividend, a bonus share or other distribution payable on the Ordinary Shares in additional Ordinary Shares, then and in each such event the Series B Conversion Ratio for such series of Series B Preferred Shares in effect immediately before such event shall be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date.

Notwithstanding the foregoing, (i) if such record date shall have been fixed and such dividend or bonus share issue is not fully paid or if such distribution is not fully made on the date fixed therefor, such Series B Conversion Ratio shall be recomputed accordingly as of the close of business on such record date and thereafter such Series B Conversion Ratio shall be adjusted pursuant to this Section 4.2.8 as of the time of actual payment of such dividends or distributions; and (ii) no such adjustment shall be made if the holders of such series of Series B Preferred Shares simultaneously receive a dividend, a bonus share issue or other distribution of Ordinary Shares in a number equal to the number of Ordinary Shares that they would have received if all outstanding shares of such series of Series B Preferred Shares had been converted into Ordinary Shares on the date of such event.

4.2.9.	Adjustment for Reclassification, Exchange and Substitution

If at any time or from time to time after the Series B Original Issue Date for a series of Series B Preferred Shares the Ordinary Shares issuable upon the conversion of such series of Series B Preferred Shares is changed into the same or a different number of shares of any class in the Company, whether by recapitalisation, reclassification, or otherwise (other than by a combination, dividend, bonus share issue, distribution, merger or consolidation covered by Sections 4.2.7, 4.2.8 or 4.2.10), then in any such event each holder of such series of Series B Preferred Shares shall have the right thereafter to convert such Series B Preferred Shares into the kind and amount of shares and other securities and property receivable upon such recapitalisation, reclassification or other change by holders of the number of Ordinary Shares into which such Series B Preferred Shares could have been converted immediately prior to such recapitalisation, reclassification or change.

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4.2.10.	Adjustment for Merger or Consolidation

If there shall occur any consolidation or merger involving the Company in which the Ordinary Shares (but not a series of Series B Preferred Shares) is converted into or exchanged for securities, cash, or other property (other than a transaction covered by Sections 4.1.8 or 4.1.9), then, following any such consolidation or merger, provision shall be made that each share of such series of Series B Preferred Shares shall thereafter be convertible, in lieu of the Ordinary Shares into which it was convertible prior to such event, into the kind and amount of securities, cash or other property which a holder of the number of Ordinary Shares of the Company issuable upon conversion of one share of such series of Series B Preferred Shares immediately prior to such consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the board of Directors) shall be made in the application of the provisions in this Section 4.1 (including provisions with respect to changes in and other adjustment of the Series B Conversion Price of such series of Series B Preferred Shares) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of such series of Series B Preferred Shares.

4.3.	Redemption Rights

4.3.1.	A Member holding Series B Preferred Shares may require the redemption of all or any of such Member's Series B Preferred Shares (the "Series B Redemption Shares") by serving a Redemption Notice on the Company. Unless timely receipt is waived by the Directors in a particular case, a Redemption Notice shall be required to be received on or before the date falling five (5) clear days prior to the Redemption Date. The Company, the Directors and any transfer agent may rely upon any Redemption Notice believed by them in good faith to be genuine. Where the Member does not identify the date of issue of the Series B Preferred Shares to be redeemed in the Redemption Notice, the Company may redeem the Series B Preferred Shares in the order in which they were first purchased by the Member submitting the Redemption Notice.

4.3.2.	Each Redemption Notice shall state:

(i)	the number of Series B Preferred Shares held by the holder that the Company shall redeem on the Redemption Date specified in the Redemption Notice;

(ii)	the Redemption Date; and

(iii)	for holders of shares in certificated form, that the holder is to surrender to the Company, in accordance with the terms of Section 4.3.3 of the Schedule, his certificate or certificates representing the Series B Preferred Shares to be redeemed.

4.3.3.	On or before the applicable Redemption Date, each holder of Series B Preferred Shares to be redeemed on such Redemption Date, shall, if a holder of shares in certificated form, surrender the certificate or certificates (if any) for such Series B Preferred Shares (or, if such registered holder alleges that any such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series B Preferred Shares (or at the Registered Office of the Company if the Company does not have a transfer agent in respect of the Series B Preferred Shares), and thereupon the Redemption Price shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof.

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4.3.4.	A Member holding Series B Preferred Shares may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part) whether before or after the relevant Redemption Date until payment of the Redemption Price is effected.

4.3.5.	Subject to the provisions of the Articles and provided always that redemption of any Series B Preferred Shares is permitted in accordance with the Statute, the Company shall redeem the Series B Redemption Shares on the Redemption Date specified in the Redemption Notice or on the next Business Day following the Redemption Date if the Redemption Date specified in the Redemption Notice is not a Business Day.

4.3.6.	On a Redemption Date, if the property and assets of the Company properly available to it for the redemption of the Series B Redemption Shares are insufficient to redeem all of the Series B Redemption Shares or such redemption is not permitted by law, then the Company shall redeem the maximum number of Series B Redemption Shares as it shall be legally permitted to redeem on a pro rata basis determined on the holdings at that time of Series B Redemption Shares held by each holder of Series B Redemption Shares and that number of Series B Redemption Shares which were to be redeemed but were not redeemed shall be redeemed as soon as practicable thereafter. Series B Redemption Shares which were to be redeemed pursuant to this Section 4.2.6 of the Schedule but which could not be redeemed by the Company on the Redemption Date shall continue to be issued and outstanding and all of the rights, privileges, restrictions and conditions attaching to the Series B Redemption Shares shall attach to such unredeemed shares.

4.3.7.	The Redemption Price for each Series B Redemption Share shall be determined by the Directors.

4.3.8.	The Redemption Price shall be paid in a single instalment in cash in currency or currencies as the Directors may determine.

4.3.9.	Series B Preferred Shares shall be treated as having been redeemed with effect from the relevant Redemption Date irrespective of whether or not a Member has been removed from the Register of Members or the Redemption Price has been determined or remitted. Accordingly, on and from the relevant Redemption Date, Members in their capacity as such will not be entitled to or be capable of exercising any rights arising under the Articles with respect to Series B Preferred Shares being redeemed (including any right to receive notice of, attend or vote at any meeting of the Company) save the right to receive the Redemption Price and any dividend which has been declared prior to the relevant Redemption Date but not yet paid (in each case with respect to the Series B Preferred Shares being redeemed).

4.3.10.	No amendment to the Memorandum or Articles made after a Redemption Date shall affect a Member with respect to Series B Preferred Shares of that Member which have been redeemed by reference to that or a prior Redemption Date.

4.4.	Liquidation Right

4.4.1.	In the event of any distribution of surplus assets of the Company, each Series B Preferred Share shall confer on the holder in equal preference to any distribution of surplus assets of the Company in respect of any Ordinary Shares, an amount per Series B Preferred Share equal to such cash amount per Series B Preferred Share paid on an issuance of such Series B Preferred Share.

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4.4.2.	If upon any liquidation, dissolution, or winding up of the Company, the surplus assets of the Company shall be insufficient to permit the payment to holders of the Series B Preferred Shares of their full amount as described in this subsection, then all of the remaining surplus assets of the Company shall be distributed among the holders of the then outstanding Series B Preferred Shares pro rata with the holders of the Company's Ordinary Shares, according to the number of outstanding shares of Series B Preferred Shares held by each holder thereof.

4.5.	Reorganisation, consolidation or merger

For the avoidance of doubt, a reorganisation or any other consolidation or merger of the Company with or into any other company, or any other sale of all or substantially all of the assets of the Company, shall not be deemed to trigger a distribution of the surplus assets of the Company within the meaning of Section 4.4 and the Series B Preferred Shares shall not be entitled to the rights contained in Section 4.4 upon the occurrence of a reorganisation or any other consolidation or merger of the Company or any other sale of all or substantially all of the assets of the Company.

4.6.	Protective provisions

The rights and preferences of the Series B Preferred Shares cannot be modified without approval of a majority of the voting rights of the Series B Preferred Shares.

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TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

LEET Inc.

1	Interpretation

1.1	In the Articles, unless there is something in the subject or context inconsistent therewith:

"Alternate Director"	means a person appointed as an alternate director in accordance with the Statute and the Articles.

"Articles"	means these articles of association of the Company.

"Auditor"	means the person for the time being performing the duties of auditor of the Company (if any).

"Business Day"	means any day which is not a Saturday or Sunday or a public holiday in the British Virgin Islands.

"Company"	means the above named company.

"Company's Website"	means the website of the Company and/or its web address or domain name (if any).

"Directors"	means the directors for the time being of the Company.

"Distribution"	means any distribution (including an interim or final dividend).

"Electronic Communication"	means a communication sent by electronic means, including electronic posting to the Company's website, transmission to any number, address or internet website (including the website of the SEC) or other electronic delivery methods as otherwise decided and approved by the Directors.

"Electronic Record"	has the same meaning as in the Electronic Transactions Act.

"Electronic Transactions Act"	means the Electronic Transactions (As Revised) of the British Virgin Islands.

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"Member"	has the same meaning as in the Statute.

"Memorandum"	means the memorandum of association of the Company.

"Ordinary Share"	has the meaning given in Clause 7(a) of the Memorandum.

"Preferred Share"	has the meaning given in the Memorandum.

"Recognised Exchange"	has the same meaning as in the Statute and including the OTCQB, notwithstanding that the OTCQB is not included within the meaning of the Statute.

"Redemption Notice"	means a notice contained in the information set out in Section 3.2.2 or Section 4.3.2 of the Schedule and in a form approved by the Directors by which a holder of Series A Redemption Shares or Series B Redemption Shares is entitled to require the Company to redeem its Series A Redemption Shares or Series B Redemption Shares, as applicable.

"Redemption Date"	means the date specified in any Redemption Notice, such date not being any later than 30 clear days from the date of such Redemption Notice, being the date on which a Member is entitled to require the redemption of Series A Redemption Shares or Series B Redemption Shares, as applicable.

"Redemption Price"	means the price determined in accordance with Section 3.2.7 or Section 4.3.7 of the Schedule at which redeemable Series A Redemption Shares or Series B Redemption Shares, as applicable, may be redeemed.

"Register of Members"	means the register of Members maintained in accordance with the Statute.

"Registered Agent"	means the registered agent for the time being of the Company.

"Registered Office"	means the registered office for the time being of the Company.

"Resolution of Members"	means a resolution passed by a simple majority of the Members voting as a single class as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a written resolution signed by or on behalf of an absolute majority of the Members. In computing the majority when a poll is demanded, and in the case of a written resolution, regard shall be had to the number of votes to which each Member is entitled by the Articles.

"Seal"	means the common seal of the Company and includes every duplicate seal.

"SEC"	means the United States Securities and Exchange Commission.

"Series A Contingency Event"	has the meaning given to it in Section 3.1.4 of the Schedule.

"Series A Conversion Ratio"	has the meaning given to it in Section 3.1.1 of the Schedule.

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"Series A Conversion Rights"	has the meaning given to it in Section 3.1 of the Schedule.

"Series A Conversion Time"	has the meaning given to it in Section 3.1.4 of the Schedule.

"Series A Original Issue Date"	has the meaning given to it in Section 3.1.7 of the Schedule.

"Series A Preferred Shares"	has the meaning given to that term in Clause 7(b) of the Memorandum.

"Series A Redemption Shares"	has the meaning given to it in Section 3.2.1 of the Schedule.

"Series B Contingency Event"	has the meaning given to it in Section 4.2.4 of the Schedule.

"Series B Conversion Ratio"	has the meaning given to it in Section 4.2.1 of the Schedule.

"Series B Conversion Rights"	has the meaning given to it in Section 4.1 of the Schedule.

"Series B Conversion Time"	has the meaning given to it in Section 4.2.4 of the Schedule.

"Series B Original Issue Date"	has the meaning given to it in Section 4.2.7 of the Schedule.

"Series B Preferred Shares"	has the meaning given to that term in Clause 7(c) of the Memorandum.

"Series B Redemption Shares"	has the meaning given to it in Section 4.3.1 of the Schedule.

"Share"	means an Ordinary Share, a Series A Preferred Share, a Series B Preferred Share and a Preferred Share.

"Statute"	means the BVI Business Companies Act of the British Virgin Islands.

"Trading Day"	means a day on which the principal Trading Market is open for business.

"Trading Market"	means any of the following markets or exchanges on which the Ordinary Shares are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

"Treasury Share"	means a Share held in the name of the Company as a treasury share in accordance with the Statute.

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"VWAP"	means, for any date, the price determined by the first of the following clauses that applies: (a) if the Ordinary Shares are then listed or quoted on a Trading Market, the daily volume weighted average price of the Ordinary Shares for such date (or the nearest preceding date) on the Trading Market on which the Ordinary Shares are then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9.30a.m. (New York City time) to 4.02p.m. (New York City Time)), (b) if the Ordinary Shares are then quoted on OTCQB or OTCQX and neither are a Trading Market at such time, the volume weighted average price of the Ordinary Shares for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Ordinary Shares are not then quoted for trading on OTCQB or OTCQX and if prices for the Ordinary Shares are then reported in the "Pink Sheets" published by OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per Ordinary Share so reported, or (d) in all other cases, the fair market value of an Ordinary Share as determined by an independent appraiser selected in good faith by the shareholders of a majority in interest of the Preferred Shares then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

1.2	In the Articles:

(a)	words importing the singular number include the plural number and vice versa;

(b)	words importing the masculine gender include the feminine gender;

(c)	words importing persons include corporations as well as any other legal or natural person;

(d)	"written" and "in writing" include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)	"shall" shall be construed as imperative and "may" shall be construed as permissive;

(f)	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)	any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)	the term "and/or" is used to mean both "and" as well as "or." The use of "and/or" in certain contexts in no respects qualifies or modifies the use of the terms "and" or "or" in others. The term "or" shall not be interpreted to be exclusive and the term "and" shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)	headings are inserted for reference only and shall be ignored in construing the Articles;

(j)	any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)	any requirements as to execution or signature under the Articles including the execution of the Memorandum and Articles themselves can be satisfied in the form of an electronic signature as provided for in the Electronic Transactions Act;

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(l)	the Electronic Transactions Act shall be varied pursuant to section 5(1)(b)(i) of the Electronic Transactions Act to the extent provided for in the Articles;

(m)	the term "clear days" in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect;

(n)	the term "holder" in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share;

(o)	the term "simple majority" in relation to a Resolution of Members means a majority of those entitled to vote on the resolution and actually voting on the resolution (and absent Members, Members who are present but do not vote, blanks and abstentions are not counted); and

(p)	the term "absolute majority" in relation to a Resolution of Members means a majority of all those entitled to vote on the resolution regardless of how many actually vote or abstain.

2	Commencement of Business

2.1	The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2	The Directors may pay, out of any monies of the Company, all expenses incurred in the formation and establishment of the Company, including the expenses of incorporation.

3	Issue of Shares

Subject to the Statute and the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and where applicable, the rules of any Recognised Exchanges, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Distribution, voting, return of investment or otherwise and to such persons, at such times, for such consideration, and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights. A bonus share issued by the Company shall be deemed to have been fully paid for on issue.

4	Register of Members

The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

5	Closing Register of Members and Fixing Record Date

5.1	For the purpose of determining Members entitled to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given in accordance with the requirements of the Recognised Exchange, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2	In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Distribution, or in order to make a determination of Members for any other purpose.

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5.3	If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to vote at a meeting of Members or Members entitled to receive payment of a Distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6	Certificates for Shares

6.1	A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors or shall be given under Seal. The Directors may authorise certificates to be issued with the authorised signature(s) or Seal affixed by mechanical process or in accordance with the Electronic Transactions Act. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and subject to the Articles no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2	The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3	If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4	Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

7	Transfer of Shares

7.1	Subject to the terms of the Articles, any Member may transfer all or any of his Shares by written instrument of transfer executed by or on behalf of the transferor (and if registration as a holder of the Shares imposes a liability to the Company on the transferee, signed by or on behalf of the transferee) and contain the name and address of the transferee. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

7.2	For the purposes of Article 7.1:

(a)	any instrument of transfer may be executed in any number of counterparts and / or may consist of multiple documents or instructions, provided that, taken as a whole, such counterparts, documents or instructions include the information necessary to transfer Shares in accordance with Section 54(1) of the Statute; and

(b)	the Company and each Member (including in his capacity as transferor or transferee for the purpose of Article 7.1) consents to, approves and confirms the execution of any instrument of transfer by electronic signature or electronic record (whatever form such electronic signature or electronic record takes) and agrees that such instrument of transfer may be executed by electronic signature or electronic record (whatever form the electronic signature or electronic record takes), delivery of which shall be effective as delivery of a manually executed instrument of transfer.

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7.3	Where Shares are listed on a Recognised Exchange, (a) Article 7.1 shall not apply and (b) the Shares may be transferred without the need for a written instrument of transfer if the transfer is carried out in accordance with the law, rules, procedures and other requirements applicable to shares listed on the Recognised Exchange.

8	Redemption, Repurchase and Surrender of Shares

8.1	Subject to the provisions of the Statute (save that sections 60, 61 and 62 of the Statute shall not apply to the Company), the terms attached to Shares, as specified in the Memorandum and the Articles and, where applicable, the rules of the Recognised Exchange, may provide for such Shares to be redeemed or to be liable to be redeemed at the option of the Member or the Company on such terms as so specified.

8.2	Subject to the provisions of the Statute (save that sections 60, 61 and 62 of the Statute shall not apply to the Company), the terms of the Memorandum and these Articles and, where applicable, the rules of the Recognised Exchange, the Company:

(a)	shall redeem its own Shares upon a Redemption Notice being given by a Member as specified in these Articles in accordance with Section 3.2.1 of the Statute;

(b)	may purchase or otherwise acquire its own Shares from Members on such terms as may be agreed by the Member;

(c)	Shares purchased, redeemed or otherwise acquired, other than at the option of the Member, may only be purchased, redeemed or otherwise acquired, if the Directors are satisfied, on reasonable grounds, that, immediately after such purchase, redemption or other acquisition;

(i)	the value of the assets of the Company will exceed its liabilities; and

(ii)	the Company will be able to pay its debts as they fall due.

8.3	The Company may make a payment in respect of the redemption, purchase or other acquisition of its own Shares in any manner permitted by the Statute.

8.4	The Directors may accept the surrender for no consideration of any fully paid Share including, for the avoidance of doubt, a Treasury Share. Any such surrender shall be in writing and signed by the Member holding the Share or Shares.

9	Treasury Shares

Subject to the Statute, the Directors may, prior to the purchase, redemption or surrender of any Share, resolve that such Share shall be held as a Treasury Share.

10	Variation of Rights of Shares

10.1	Subject to Article 10.4, If at any time the authorised Shares are divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of a simple majority of the issued Shares of that class, or with the sanction of a resolution passed by a simple majority at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

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10.2	For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3	The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

10.4	Pursuant to Clause 9 of the Memorandum and for the avoidance of doubt, the creation, designation or issue of Preferred Shares with rights and provisions ranking in priority to any existing class of Shares, shall be deemed not to be a variation of such existing class of Shares.

11	Commission on Sale of Shares

The Company may pay a commission to any person in consideration of their subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or, subject to the Statute, the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

12	Non Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.

13	Lien on Shares

13.1	The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or their estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company's lien thereon. The Company's lien on a Share shall also extend to any amount payable in respect of that Share.

13.2	The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently due and payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3	To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or their nominee shall be registered as the holder of the Shares comprised in any such transfer, and they shall not be bound to see to the application of the purchase money, nor shall their title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company's power of sale under the Articles.

13.4	The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

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14	Call on Shares

14.1	Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares, and each Member shall (subject to receiving at least fourteen clear days' notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon them notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2	A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3	The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4	If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5	An amount payable in respect of a Share on issue or allotment or at any fixed date shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6	The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7	The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by that Member, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8	No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a dividend or other Distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15	Forfeiture of Shares

15.1	If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days' notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2	If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3	A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

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15.4	A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited.

15.5	A certificate in writing under the hand of one Director or officer of the Company that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall their title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6	The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time as if it had been payable by virtue of a call duly made and notified.

16	Transmission of Shares

16.1	If a Member dies the survivor or survivors (where the Member was a joint holder) or the Member's legal personal representatives (where the Member was a sole holder), shall be the only persons recognised by the Company as having any title to their Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which they were a joint or sole holder.

16.2	Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by that person to the Company, either to become the holder of such Share or to have some person nominated by them registered as the holder of such Share. If they elect to have another person registered as the holder of such Share they shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy or liquidation or dissolution, as the case may be.

16.3	A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Distributions and other advantages to which that person would be entitled if they were the holder of such Share. However, they shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered or to have some person nominated by the person entitled to the Share be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within 90 days of being received or deemed to be received (as determined pursuant to the Articles) the Directors may thereafter withhold payment of all Distributions or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17	Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors or Resolution of Members change the location of its Registered Office and its Registered Agent, provided that the Company's Registered Office shall at all times be the office of the Registered Agent. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

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18	General Meetings

18.1	All general meetings other than annual general meetings shall be called extraordinary general meetings.

18.2	The Company may, but shall not be obliged to, in each year hold a general meeting as its annual general meeting, and, where called, shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint.

18.3	The Directors may call general meetings, and they shall on a Members' requisition forthwith proceed to convene an extraordinary general meeting of the Company.

18.4	A Members' requisition is a requisition of Members holding at the date of deposit of the requisition not less than 10% by number of the issued Shares which as at that date carry the right to vote in respect of the matter for which the meeting is requested.

18.5	The Members' requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

18.6	If there are no Directors as at the date of the deposit of the Members' requisition or if the Directors do not within 21 days from the date of the deposit of the Members' requisition duly proceed to convene a general meeting to be held within a further 21 days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of the requisitionists, may themselves convene a general meeting, but any meeting so convened shall be held no later than the day which falls three months after the expiration of the said 21 day period.

18.7	A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

19	Notice of General Meetings

19.1	At least seven Business Days' notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)	in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 90% in par value (if all the issued Shares have a par value), or otherwise by number of the Shares giving that right.

19.2	Notwithstanding any other provision of the Articles, the accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice, or the accidental failure to refer in any notice or other document to a meeting as an "annual general meeting" or "extraordinary general meeting", as the case may be, shall not invalidate the proceedings of that general meeting.

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20	Proceedings at General Meetings

20.1	No business shall be transacted at any general meeting unless a quorum is present. A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy a majority of the votes of the Members entitled to vote.

20.2	A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

20.3	A resolution in writing (in one or more counterparts) signed by or on behalf of Members representing an absolute majority of the votes of Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall, without the need for any advance notice, be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held. If any Resolution of Members in writing is passed otherwise than by the unanimous written consent of all Members, a copy of such resolution shall be sent to all Members by whom (or on whose behalf) the resolution has not been signed, but the accidental omission to send such a copy to, or the non receipt of a copy by, any person entitled to receive such copy shall not invalidate the resolution.

20.4	If a quorum is not present within half an hour from the time appointed for the meeting to commence or if during such a meeting a quorum ceases to be present, the meeting, if convened upon a Members' requisition, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

20.5	The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairperson of a general meeting of the Company or, if the Directors do not make any such appointment, the chairperson, if any, of the board of Directors shall preside as chairperson at such general meeting. If there is no such chairperson, or if they shall not be present within 15 minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairperson of the meeting.

20.6	If no Director is willing to act as chairperson or if no Director is present within 15 minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairperson of the meeting.

20.7	The chairperson may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

20.8	When a general meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

20.9	A resolution put to the vote of the meeting shall be decided on a show of hands unless before, or on the declaration of the result of, the show of hands, the chairperson demands a poll, or any other Member or Members collectively present in person or by proxy (or in the case of a corporation or other non-natural person, by its duly authorised representative or proxy) and holding at least 10% by number of the Shares giving a right to attend and vote at the meeting demand a poll.

20.10	Unless a poll is duly demanded and the demand is not withdrawn a declaration by the chairperson that a resolution has been carried or carried unanimously, or by a particular majority, or lost or not carried by a particular majority, and an entry to that effect in the minutes of the proceedings of the meeting shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

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20.11	The demand for a poll may be withdrawn.

20.12	Except on a poll demanded on the election of a chairperson or on a question of adjournment, a poll shall be taken as the chairperson directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

20.13	A poll demanded on the election of a chairperson or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairperson of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

20.14	In the case of an equality of votes, whether on a show of hands or on a poll, the chairperson shall not be entitled to a second or casting vote.

21	Votes of Members

21.1	Subject to any rights or restrictions attached to any Shares, on a show of hands every Member who (being an individual) is present in person or by proxy or, if a corporation or other non-natural person is present by its duly authorised representative or by proxy, shall have one vote and on a poll every Member present in any such manner shall have one vote for every Share of which they are the holder.

21.2	In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

21.3	A Member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by their committee, receiver, curator bonis, or other person on such Member's behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

21.4	No person shall be entitled to vote at any general meeting unless they are registered as a Member on the record date for such meeting nor unless all calls or other monies then due and payable by them in respect of Shares have been paid.

21.5	No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairperson whose decision shall be final and conclusive.

21.6	On a poll or on a show of hands votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall state which proxy is entitled to vote on a show of hands and shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

21.7	On a poll, a Member holding more than one Share need not cast the votes in respect of their Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing the proxy, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which they are appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which they are appointed.

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22	Proxies

22.1	The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of their attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

22.2	The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

22.3	The chairperson may in any event at their discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairperson, shall be invalid.

22.4	The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

22.5	Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

23	Corporate Members

Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which they represent as the corporation could exercise if it were an individual Member.

24	Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company (including Treasury Shares) shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

25	Directors

There shall be a board of Directors consisting of not less than one person (exclusive of Alternate Directors). The first Director(s) of the Company shall be appointed by the Registered Agent.

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26	Powers and Duties of Directors

26.1	Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Resolution of Members, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

26.2	All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

26.3	The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to their surviving spouse, civil partner or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

26.4	The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

26.5	A Director, in exercising their powers or performing their duties, shall act honestly and in good faith and in what the Director believes to be in the best interests of the Company.

26.6	Section 175 of the Statute shall not apply to the Company.

27	Appointment and Removal of Directors

27.1	The Company may by Resolution of Members or resolution of the Directors appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by the Articles as the maximum number of Directors.

27.2	The Company may by Resolution of Members or resolution of the Directors remove any Director with or without cause.

27.3	Sections 114(2) and 114(3) of the Statute shall not apply to the Company.

28	Vacation of Office of Director

The office of a Director shall be vacated if:

(a)	the Director gives notice in writing to the Company that they resign the office of Director; or

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(b)	the Director is absent (for the avoidance of doubt, without being represented by proxy or an Alternate Director appointed by such Director) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that the absent Director has by reason of such absence vacated office; or

(c)	the Director dies, becomes bankrupt or makes any arrangement or composition with their creditors generally; or

(d)	the Director is found to be or becomes of unsound mind; or

(e)	all of the other Directors (being not less than two in number) determine that the Director in question should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors; or

(f)	the Director becomes disqualified to act as a Director under section 111 of the Statute.

29	Proceedings of Directors

29.1	The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office, and shall be one if there is only one Director. A person who holds office as an Alternate Director shall, if their appointor is not present, be counted in the quorum. A Director who also acts as an Alternate Director shall, if their appointor is not present, count twice towards the quorum.

29.2	Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairperson shall have a second or casting vote. A Director who is also an Alternate Director shall be entitled in the absence of their appointor to a separate vote on behalf of their appointor in addition to their own vote.

29.3	A person may participate in a meeting of the Directors or a meeting of any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the chairperson is located at the start of the meeting.

29.4	A resolution in writing (in one or more counterparts) signed by a majority of the Directors or a majority of the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution (an Alternate Director being entitled to sign such a resolution on behalf of their appointor and if such Alternate Director is also a Director, being entitled to sign such resolution both on behalf of their appointor and in their capacity as a Director) shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

29.5	A Director or Alternate Director may, or other officer of the Company on the direction of a Director or Alternate Director shall, call a meeting of the Directors by at least two days' notice in writing to every Director and Alternate Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors (or their alternates) either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

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29.6	The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

29.7	The Directors may elect a chairperson of their board and determine the period for which they are to hold office; but if no such chairperson is elected, or if at any meeting the chairperson is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairperson of the meeting.

29.8	All acts done by any meeting of the Directors or of a committee of the Directors (including any person acting as an Alternate Director) shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director or Alternate Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director or Alternate Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

30	Presumption of Assent

A Director or Alternate Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless their dissent shall be entered in the minutes of the meeting or unless they shall file their written dissent from such action with the person acting as the chairperson or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director or Alternate Director who voted in favour of such action.

31	Directors' Interests

31.1	A Director or Alternate Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with their office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

31.2	A Director or Alternate Director may act on their own or by, through or on behalf of their firm in a professional capacity for the Company and they or their firm shall be entitled to remuneration for professional services as if they were not a Director or Alternate Director.

31.3	A Director or Alternate Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director or Alternate Director shall be accountable to the Company for any remuneration or other benefits received by them as a director or officer of, or from their interest in, such other company.

31.4	No person shall be disqualified from the office of Director or Alternate Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or Alternate Director shall be in any way interested be or be liable to be avoided, nor shall any Director or Alternate Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director or Alternate Director holding office or of the fiduciary relationship thereby established. A Director (or their Alternate Director in their absence) shall be at liberty to vote in respect of any contract or transaction in which they are interested provided that the nature of the interest of any Director or Alternate Director in any such contract or transaction shall be disclosed by them at or prior to its consideration and any vote thereon.

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31.5	Any notice that a Director or Alternate Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be deemed a general notice of such interest for the purposes of the Statute and be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which they have an interest, and after such general notice it shall not be necessary to give a general or special notice relating to any particular transaction.

32	Minutes

The Directors shall cause minutes to be made in books kept for the purpose of all appointments of officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors or Alternate Directors present at each meeting.

33	Delegation of Directors' Powers

33.1	Subject to the Statute, the Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors. They may also, subject to the Statute, delegate to any managing director or any Director holding any other executive office such of their powers, authorities and discretions as they consider desirable to be exercised by the chosen Director provided that an Alternate Director may not act as managing director and the appointment of a managing director shall be revoked forthwith if they cease to be a Director. Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

33.2	Subject to the Statute, the Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

33.3	Subject to the Statute, the Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

33.4	Subject to the Statute, the Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in them.

33.5	The Directors may appoint such officers of the Company (including, for the avoidance of doubt and without limitation, any secretary) as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of their appointment an officer of the Company may be removed by resolution of the Directors or Resolution of Members. An officer of the Company may vacate their office at any time if they give notice in writing to the Company that they resign their office.

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34	Alternate Directors

34.1	Any Director (but not an Alternate Director) may appoint any other Director, or any other person willing to act, to be their Alternate Director.

34.2	An Alternate Director shall cease to be an Alternate Director if their appointor ceases to be a Director.

34.3	Any appointment or removal of an Alternate Director shall be undertaken in accordance with the Statute.

34.4	An Alternate Director shall have the rights and shall be subject to the liabilities described in the Statute in relation to their acts or omissions while appointed as an Alternate Director.

35	No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

36	Remuneration of Directors

36.1	The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine. The Directors shall also be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

36.2	The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond that Director's ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to their remuneration as a Director.

37	Seal

37.1	The Company shall have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors.

37.2	The Company may have for use in any place or places outside the British Virgin Islands a duplicate Seal or Seals each of which shall be a facsimile of the Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

37.3	A Director or officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over that Director's signature alone to any document of the Company required to be authenticated by them under seal or to be filed wheresoever.

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38	Dividends, Distributions and Reserve

38.1	Subject to the Statute, the Memorandum and the Schedule, and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Distributions on Shares in issue and authorise payment of the Distributions out of the funds of the Company lawfully available therefor. A dividend shall be deemed to be an interim dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such dividend specifically state that such dividend shall be a final dividend. No Distribution shall be authorised if such Distribution would cause the Company or its Directors to be in breach of the Statute.

38.2	The Directors may deduct from any Distribution payable to any Member all sums of money (if any) payable by them to the Company on account of calls or otherwise.

38.3	The Directors may resolve that any Distribution or redemption be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

38.4	Except as otherwise provided by the rights attached to any Shares, Distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

38.5	The Directors may, before resolving to pay any Distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

38.6	Any Distribution, redemption payment, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any dividends, other Distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

38.7	No Distribution or redemption payment shall bear interest against the Company.

38.8	Any Distribution or redemption payment which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company's name, provided that the Company shall not be constituted as a trustee in respect of that account and the dividend or other Distribution shall remain as a debt due to the Member. Any Distribution or redemption payment which remains unclaimed after a period of six years from the date on which such Distribution or redemption payment becomes payable shall be forfeited and shall revert to the Company.

39	Books of Account

39.1	The Directors shall cause proper books of account (including, where applicable, underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company, in accordance with the Statute.

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39.2	The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

39.3	The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

40	Audit

40.1	The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

40.2	Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

40.3	Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at any time during their term of office, upon request of the Directors or any general meeting of the Members.

41	Notices

41.1	Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, fax or email to such Member or to such Member's address as shown in the Register of Members (or where the notice is given by email by sending it to the email address provided by such Member). Any notice, if posted from one country to another, is to be sent by airmail. Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Recognised Exchange, the SEC and / or any other competent regulatory authority or by placing it on the Company's Website.

41.2	Where a notice is sent by:

(a)	courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third (3rd) day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)	post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth (5th) day (not including Saturdays or Sundays or public holidays in the British Virgin Islands) following the day on which the notice was posted;

(c)	cable, fax or similar electronic means; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)	email or other Electronic Communication service shall be deemed to be effected by transmitting the email to the email address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the email to be acknowledged by the recipient;

(e)	submission to the SEC through its Electronic Data Gathering, Analysis and Retrieval system or any equivalent system in respect of any relevant Recognised Exchange; service of a notice shall be deemed to have been effected one (1) hour after the notice or document was submitted; and

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(f)	placing it on the Company's Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company's Website.

41.3	A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

41.4	Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the date such notice is given except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves because they are a legal personal representative or a trustee in bankruptcy of a Member where the Member but for their death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

41.5	Where a law or the Articles requires information to be delivered or sent to, or to be served on, a person, section 10(1) of the Electronic Transactions Act shall be varied such that: (i) the originator of any electronic communication shall not be required to state that the receipt of the electronic communication is to be acknowledged; and (ii) unless the originator expressly requires an acknowledgment of receipt, the addressee shall not be required to acknowledge receipt.

42	Winding Up

42.1	If the Company shall be wound up the liquidator shall apply the assets of the Company in satisfaction of creditors' claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, each Share will rank pari passu with each other Share in relation to the distribution of surplus assets on a winding up.

42.2	If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and subject to contrary direction by Resolution of Members, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, subject to contrary direction by Resolution of Members, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, subject to contrary direction by Resolution of Members, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

43	Indemnity and Insurance

43.1	Subject to the Statute, every Director and officer of the Company (which for the avoidance of doubt, shall not include Auditors), together with every former Director and former officer of the Company (each an "Indemnified Person") shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

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43.2	Subject to the Statute, the Company shall advance to each Indemnified Person reasonable attorneys' fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

43.3	The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

44	Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

45	Transfer by Way of Continuation

The Company shall, subject to the provisions of the Statute, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the British Virgin Islands and to be deregistered in the British Virgin Islands.

46	Mergers and Consolidations

The Company shall, subject to the provisions of the Statute, have the power to merge or consolidate with one or more constituent companies (as defined in the Statute), upon such terms as the Directors may determine.

We, Maples Corporate Services (BVI) Limited of Kingston Chambers, PO Box 173, Road Town, Tortola, British Virgin Islands in our capacity as registered agent for the Company hereby apply to the Registrar for the incorporation of the Company this 13th day of December 2021.

Incorporator

Sgd. Denery Moses

________________________________

Denery Moses

Authorised Signatory

Maples Corporate Services (BVI) Limited

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Annex C

Form 10-K

Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-K

☒	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2021

OR

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from_____________ to _____________.

Commission file number 000-55053

leet technology inc.

(Formerly Blow & Drive Interlock Corporation)

(Exact name of registrant as specified in its charter)

Delaware	46-3590850
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia	90035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (603) 7783 1636

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered

None	None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.0001

(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act. Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company, “and "emerging growth company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐	Smaller reporting company☒

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐ No ☒

Applicable Only to Registrants Involved in Bankruptcy Proceedings During the Preceding Five Years:

Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes ☐ No ☐

Indicate the number of shares outstanding of each of the registrant’s classes of common stock, as of the latest practicable date. As of April 15, 2022, there were 152,899,640 shares of common stock, $0.0001 par value, issued and outstanding, and 1,000,000 issues of preferred stock issued and outstanding, par value $0.0001.

Documents Incorporated by Reference

List hereunder the following documents if incorporated by reference and the Part of the Form 10-K (e.g., Part I, Part II, etc.) into which the document is incorporated: (1) Any annual report to security holders; (2) Any proxy or information statement; and (3) Any prospectus filed pursuant to rule 424(b) or (c) of the Securities Act of 1933. The listed documents should be clearly described for identification purposes (e.g., annual report to security holders for fiscal year ended December 24, 1980). None.

Leet Technology Inc.

i

Forward Looking Statements

This Annual Report includes forward-looking statements within the meaning of the Securities Exchange Act of 1934 (the “Exchange Act”). These statements are based on management’s beliefs and assumptions, and on information currently available to management. Forward-looking statements include the information concerning possible or assumed future results of operations of the Company set forth under the heading “Management’s Discussion and Analysis of Financial Condition or Plan of Operation.” Forward-looking statements also include statements in which words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “consider,” or similar expressions are used.

Forward-looking statements are not guarantees of future performance. They involve risks, uncertainties, and assumptions. The Company’s future results and shareholder values may differ materially from those expressed in these forward-looking statements. Readers are cautioned not to put undue reliance on any forward-looking statements.

PART I

ITEM 1 – BUSINESS

Corporate History

Prior to the acquisition of our wholly owned subsidiary as described below, our main business consisted of the manufacture and sale of a Breath Alcohol Ignition Interlock Device (BAIID) we developed known as the BDI-747 Ignition Interlock Device (the “BDI-747/1”), which is a mechanism that is installed on the steering column of an automobile and into which a driver exhales prior to starting their vehicle. The device in turn provides a blood-alcohol concentration analysis. If the driver’s blood-alcohol content is higher than a certain pre-programmed limit, the device prevents the ignition from engaging and the automobile from starting. These devices are often required for use by DUI or DWI (“driving under the influence” or “driving while intoxicated”) offenders as part of a mandatory court or motor vehicle department program.

Current Business

Shortly after changing our business focus towards the eSports industry, which we regard as a potentially high growth and profitable industry, we identified certain opportunities to engage in the business related to e-sports in Southeast Asia, which has seen high growth over the last 3 years, and determined that we should pursue that business opportunity. We entered into negotiations with Leet Technology Limited (“LTL”), and have closed that acquisition as of November 18, 2020.

Currently, the Company is a holding company and has no principal business other than LTL’s business. As a result of the closing of the Share Exchange Agreement (“SEA”), LTL is a wholly-owned subsidiary of the Company which operates an eSports platform in Malaysia. All references to Company herein include its operating subsidiary LTL, Leet Entertainment Group Limited, and Leet Entertainment Sdn. Bhd. unless otherwise noted.

We are a technology company developing and operating platforms focused on eSports. We operate a community eSport gaming platform called Matchroom.net, which was launched in January 2019 and aims to cover a wide range of gaming and digital entertainment services catering to the Asia Pacific community.

Esports Industry and Segment

Definition of eSports:

Esports (also known as electronic sports, e-sports, or eSports) is a form of sport competition using video games. Esports often takes the form of organized, multiplayer video game competitions, particularly between professional players, individually or as teams. Although organized competitions have long been a part of video game culture, these were largely between amateurs until the late 2000s, when participation by professional gamers and spectatorship in these events through live streaming saw a large surge in popularity. By the 2010s, esports was a significant factor in the video game industry, with many game developers actively designing and providing funding for tournaments and other events.

1

Growth of eSports

The eSports industry is expected to grow rapidly in the coming years. The majority of these revenues come from sponsorships and advertising, and the rest from media rights, publisher fees, merchandise and tickets, digital and streaming.

Our Product Portfolio

MAVERICK is a modular-based white label platform. Through our proprietary technology, we offer white-label solutions to our Information & Communications Technology (“ICT”) partners and Over The Top (“OTT”) companies by enhancing their brands to better engage, retain and monetize their user base. Our white label service allows brands & businesses to better engage, retain, and generate additional income streams from their clientele base. Each platform is fully customizable, highly localizable and easily integrated onto your existing applications or platforms. We assist and provide support to brands and businesses in their daily operations and scaling. We manage the platform behind-the-scenes, leveraging on our experience and expertise.

Matchroom is our flagship product. It was first released to the public in January 2019 as the pioneering and premier eSports platform in Malaysia. Today, it is quickly expanding to many South and Southeast Asian nations through strategic partnerships

Our Focus and Strategy

Even while the market for potential customer growth is there, the telecommunication industry (“telco”) has been seeing stagnant revenue growth and shrinking margins. The telcos have built the expensive infrastructure for streaming, but it has the technology companies such as the OTT service companies that have been monetizing the network. OTTs are online mobile applications that are typically provided by third parties through app stores and often consume significant mobile network bandwidth. With billions of users, OTT services already have huge scale and still have further growth potential. In recent years, there has been a boom in OTT media services (Netflix, Amazon Prime, Skype, etc.) that have found effective ways to operate on top of the telco infrastructure, streaming content or providing VoIP services to end consumers (Source:  https://www.visualcapitalist.com/telcos-gaming-rise-esports/). Although telcos arguably missed the boat on video streaming, voice, and messaging, there is now an emerging segment that could help fill the gap. The rising popularity of eSports has been identified as the multi-billion dollar industry that provides telcos a much-needed growth area to better monetize their infrastructure.

Already worth over $1 billion, the eSports market is projected by experts to triple by 2025 (Source:  https://www.visualcapitalist.com/telcos-gaming-rise-esports/). An important feature for an enjoyable gaming experience is the need for speed, which telcos are uniquely positioned to provide, especially with the advent of edge computer technology and 5G. A sophisticated edge computing system will be able to detect where each player is located, while creating a server in an optimal location that provides all the players with the same high bandwidth, low latency, and experience. By leveraging technology that enables edge computing at scale, forward-looking telcos can take gamers to where they want to go – and with plenty of value-adds.

Accordingly, we have decided to dedicate our initial focus and growth strategy in partnering with telcos to provide a fast end-to-end branded eSports solution at competitive costs to increase monetization and drive data usage. With OTT operators, we hope to partner with them to offer value-added services on their platforms to increase usability and more avenues for revenue. Finally, we offer a quick and cost-effective online gaming solution and online gaming hosting service on Matchroom.net in concert with tournament, event organizers and brand promoters.

2

Market, Customer and Distribution Methods

Our focus in regards of target markets encompasses the emerging markets (South East Asia, Middle East, and South Asia) in terms of geography, and users between the ages of 17 – 35. As most of these markets are mobile centric, our focus is mainly towards mobile e-sport tournaments. As such, we also focus on working with mobile network operators in our target markets, as they have direct access to their mobile subscribers, which are our target audience as well.

Sales and Marketing

Our sales strategy is geared towards a subscription model, at which users subscribe to a tournament pass that allows them to participate in a series of tournaments which has prize pools and benefits. Our partnerships with mobile network operators extend our payment reach through direct carrier billings with the mobile network operators in the respective countries in which we work.

By building up the community of e-sports players, brands can sponsor some of these prize pools by offering product ad placements, sampling and giveaways. This will be further amplified by offerings of ecommerce opportunities for brands to sell their product on our platform.

Our marketing strategy revolves around digital marketing through social media, brand marketing, influencer marketing and working with mobile carriers to co-promote our tournaments.

Government Regulation

We will be required to comply with all regulations, rules and directives of governmental authorities and agencies in any jurisdiction in which we conduct our current business. As of now, there are no additional required government approvals which we must obtain.

Competition

Currently, most of our competitors are localized in the markets where we penetrated. So far, most if not all our competitors focus on one area only. Either they are end user platform or a white label platform.

For Matchroom, we have more competitors but mainly localized to the country they reside in. We have Yamisok in Indonesia, ESPL in Singapore, MESF in Malaysia and Mogul.gg out of Australia. Due to language barriers, payments and differences in cultures, large competitors tend to look at the home countries to build their brand and partners.

For white label services, we have two main competitors which is Technineer (telco focused) in Malaysia and Goama (OTT focused) in Singapore that has been whitelabelling either an esports or an arcade platform for both Telco and OTT operators. The white label platform services remain a niche sector as of now as it is often a slow and tedious process of onboarding with telco and payment terms of being 90 days. For most companies this is a deterrent to enter. However, this is still a race as once you are onboarded, you tend to be operating with the telco over a long period of time.

3

Business Plan

Throughout 2021 we saw most countries and economies still dealing with the Covid-19 pandemic with new strains of the virus keeping travel and restrictions in place. With on-ground events halted, the eSports industry shifted heavily onto the online space. Online viewership has increase significantly alongside with the growth of the internet penetrations namely 5G Mobile networks and higher internet data consumption. This led to many Telco operators looking at capitalizing on these growths with increased interest in the esports sector.

Unfortunately in the midst of the pandemic, several of our Telco and OTT projects which we targeted to launch in Q3 & Q4 of 2021 were also delayed. In February of 2022, we have launched our white label partnership with Smart Communications which is the largest telco operator in Philippines, and we are slated to launch another regional telco partnership in June 2022.

In 2022 we will focus on working on a B2B (Business to Business) model with mobile network operators within Southeast Asia and other continents to extend our platform’s (Maverick) product offerings via a white label model, of which our telco subscribers will subscribe to a data package that offers a tournament pass granting users to compete in a series of tournaments on the platform.

Maverick is a rebrand of our whitelabel product offering a scalable and modular gaming platform solution to Telco and OTT providers giving them an extensive choice of various features and monetization modules which would fit their subscribers and market demography. Matchroom will continue to focus on providing esports managed services to our partners through these telco partnerships.

The Company will focus on delivering an integrated end-to-end gaming platform to the markets through the following:

1) Continuous development and enhancements of our white label product, Maverick, with the latest and relevant features and functionalities. With the modular-approach, our telco partners is able to select the features and best suited business model for their respective markets.

2) Focus on providing business, technical and operations managed services to our telco partners to ensure professional level of tournament and platform management while working hand in hand with our telco on marketing the platform to their users.

3) Build further revenue enhancements feature as part of the platform such as onboarding of games, ecommerce, and content to further drive new/incremental revenue stream, and user engagement within the platform increasing its retention capability of the gaming platform for our telco partners.

Based on our current roadmap, we intend to cover Southeast Asia, and parts of South Asia, namely Malaysia, Philippines, Indonesia, Bangladesh, Sri Lanka and Cambodia within the next 12 months. The following 24 months in 2023 to 2024 will see us incorporating Vietnam, South Asia, Middle East, and African markets into our platform.

To cater to our expansion, our platform roadmap also focuses on several priorities:

1) Enhancement of our current platform to enable deep linking with mobile carriers

2) Launch of a redemption and ecommerce platform

3) Enhancements of our current esports tools and services

4) Gamifications and user experience enhancements

5) Multi language and geographical-led content management.

6) Software development kits (SDK) for better onboarding of game developers and tournament operators.

7) Customer engagement and community management tools for better customer experience.

4

We will also need to recruit computer gaming employees and consultants, and executives that will lead localized teams across the region, especially in Philippines, Indonesia, and South Asia where there is a distinct local culture that calls for localization of content in that particular country. We also expect to expand our development and operations team to cater to more tournaments including automations, data mining, customer retentions & userbase including monetization strategies.

We expect our revenues to grow in 2022 onwards, especially through our mobile carrier partnerships as well as our subscription model which is expected to in line with our user growth and platform deliverables.

Employees

As of December 31, 2021, we have approximately 26 full time employees based in Malaysia, 2 full time employees based in Vietnam, 3 full time employees based in the Philippines, and 4 full time employees based in Indonesia. We have never experienced a work stoppage. As of December 31, 2020, we had approximately 14 full time employees based in Malaysia, 2 full time employees based in the Philippines. We have never experienced a work stoppage.

Description of Properties

Our principal executive offices under lease are located at 805, 8th Floor, Menara Mutiara Majestic, 15 Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia. Our telephone number is +603 7783 1636. We have no present intention of acquiring other facilities during our development stage.

We do not currently have any investment or interests in any real estate, nor do we have investments or an interest in any real estate mortgages or securities of persons engaged in real estate activities.

We were incorporated under the name Jam Run Acquisition Corporation on July 2, 2013 in the State of Delaware. From inception through early February 2014, we were a blank check company and qualified as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act which became law in April, 2012, with a business plan of entering into a transaction with a foreign or domestic private company in order for that company to become a reporting company as part of the process toward the public trading of its stock. We ceased being a shell company upon the filing of our Form 8-K on November 18, 2020.

Available Information

We are a fully reporting issuer, subject to the Securities Exchange Act of 1934. Our Quarterly Reports, Annual Reports, and other filings can be obtained from the SEC’s Public Reference Room at 100 F Street, NE., Washington, DC 20549, on official business days during the hours of 10 a.m. to 3 p.m. You may also obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission at http://www.sec.gov.

ITEM 1A. – RISK FACTORS.

As a smaller reporting company, we are not required to provide a statement of risk factors. However, we believe this information may be valuable to our shareholders for this filing. We reserve the right to not provide risk factors in our future filings. Our primary risk factors and other considerations include:

5

General Risks Relating to our Business, Operations of Financial Condition

We are an early-stage company operating in a newly developing industry with limited resources.

The Company officially launched its commercial service (Matchroom) in Malaysia in January 2019. Because the Company has a limited operating history, you should consider and evaluate our operating prospects in light of the risks and uncertainties frequently encountered by early-stage companies in rapidly evolving markets. These risks include:

•	That we may not have sufficient capital to achieve our growth strategy;

•	That we may not develop our product and service offerings in a manner that enables us to be profitable and meet our customers' requirements;

•	That our growth strategy may not be successful; and

•	That fluctuations in our operating results will be significant relative to our revenues

These risks are described in more detail below. Our future growth will depend substantially on our ability to address these, and the other risks described in this section. If we do not successfully address these risks, our business could be significantly harmed.

We have a history of net losses, may incur substantial net losses in the future and may not achieve profitability.

Although we have begun to generate revenues, we have incurred significant losses since inception. We expect to incur increased costs to implement our business plan and increase revenues, such as costs relating to expanding our subscribers’ growth.

If our revenues do not increase to offset these additional expenses, or if we experience unexpected increases in operating expenses, we will continue to incur significant losses, and will not become profitable. If we are not able to significantly increase our revenues, we will likely not be able to achieve profitability in the future.

Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern.  If we do not continue as a going concern, investors could lose their entire investment.

Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern. If we do not generate sufficient revenues, do not achieve profitability, or do not have other sources of financing for our business, we may have to curtail or cease our development plans and operations, which could cause investors to lose the entire amount of their investment.

Increasing competition within our emerging industry could have an impact on our business prospects.

The e-sports industry is the latest high growth industry on which many are looking to capitalize. Consequently, it is becoming a very competitive industry, with new competitors frequently entering the market.

These competing companies may have significantly greater financial and other resources than we have and may have been developing their products and services longer and more successfully than we have been developing ours. Although we are differentiated from our competitors by focusing on emerging markets and leveraging on the mobile carrier network, increased competition may still have a negative impact on our profit margins.

6

The eSports industry is also becoming intensely more competitive from a tech perspective. Successful competitors of ours typically have better networking or deep integrations with game developers mainly in the US that give them a competitive edge. As these competitors have an established base of market operation, moving towards emerging markets may be their respective future strategies.

Increasing competition affects a majority of the participants in the eSports market, as users are increasingly more driven by instant gratification and gaming tools that are user friendly, while brands/organizations are interested in enhancing cost control and revenue generation.

Our operating results may fluctuate in future periods, which may adversely affect our stock price.

Our operating results have been in the past, and will continue to be, subject to quarterly and annual fluctuations as a result of numerous factors, some of which may contribute to more pronounced fluctuations in an uncertain global economic climate. These factors include:

•	Fluctuations in demand for our products and services, especially with respect to telecommunications service providers and internet businesses, in part due to changes in the global economic climate

•	Changes in sales and implementation cycles for our products and reduced visibility into our customers’ spending plans and associated revenue

•	Our ability to attract and retain customers

•	Price and product competition in the e-sports industries, which can change rapidly due to technological innovation and different business models

•	The overall movement toward industry consolidation among both our competitors and our customers

The markets in which we compete are intensely competitive.

The markets in which we compete are characterized by rapid change, converging technologies, and a migration to networking and communications solutions that offer relative advantages. These market factors represent a competitive threat to us. We compete with numerous vendors in each product category. The overall number of our competitors providing niche product solutions may increase. Also, the identity and composition of competitors may change as we increase our activity in markets for our products and in our priorities.

Industry consolidation may lead to increase competition and may harm our operating results.

There has been a trend towards industry consolidation in our industry for several years. We expect this trend to continue as companies attempt to strengthen or hold their market positions in an evolving industry, and as companies are acquired or are unable to continue operations. Companies that are strategic alliance partners in some areas of our business may acquire or form alliances with our competitors, thereby reducing their business with us. We believe that industry consolidation may result in stronger competitors that are better able to compete for customers. This could lead to more variability in our operating results and could have a material adverse effect on our business, operating results, and financial condition.

Economic conditions in certain international markets could adversely affect demand for the products we sell.

Sales of our products involve discretionary spending by consumers. Consumers are typically more likely to make discretionary purchases, including paying to participate or watch, when there are favorable economic conditions; this of course also extends to the brands, sponsors, and telecommunications partners that we plan to most leverage through Matchroom.

7

Consumer spending may be affected by many economic and other factors outside of the Company’s control. Some of these factors include consumer disposable income levels, consumer confidence in current and future economic conditions, levels of employment, consumer credit availability, consumer debt levels, inflation, political conditions and the effect of weather, natural disasters, public health crises, including the recent outbreak of the coronavirus (or COVID-19), and civil disturbances.

The extent to which the coronavirus impacts our results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact, among others. These and other economic factors could adversely affect demand for our products, which may negatively impact our business, results of operations and financial condition.

The e-sports industry has historically been relatively sensitive to external pressure; potentially affected by level of prize pools, introduction of new games, consoles, and technologies that may negatively impact the demand for existing products or our pre-owned businesses.

The e-sports industry has historically been sensitive to external pressures, especially in response to the level of prize pools across recent competitions, introduction and/or retirement of game titles, consumer preferences, adoption of new technologies/platforms, and more.

These kinds of changes typically favor the most innovative and better capitalized businesses that are able to maintain their competitive edge by keeping up with the times and giving the customers what they want.

Technological advances in the delivery and types of e-sports competition, as well as changes in consumer behavior related to these new technologies, have and may continue to lower our sales.

Technological advances in the tools that facilitate an e-sports competition, as well as changes in consumer behavior related to these new technologies, have and may continue to lower our sales.

As our competitors implement more tools that can better deliver and facilitate high quality e-sports experiences, our customers may no longer choose to perform their business with us, thereby negatively impacting our sales and business performance.

If we fail to keep pace with changing industry technology and consumer preferences, we will be at a competitive disadvantage.

The interactive entertainment industry is characterized by swiftly changing technology, evolving industry standards, frequent new and enhanced product introductions, rapidly changing consumer preferences and product obsolescence.

Games, and by association e-sports, are now played on a wide variety of mediums, including mobile phones, tablets, social networking websites, and more. This is especially true when it comes to the great exodus of serious gamers from the more traditional PC and console gaming to the newer mobile devices.

In order to continue to compete effectively in the e-sports industry, we need to respond effectively to these changes and understand their impact on our customers’ preferences. However, it may take significant time and resources to respond to these technological changes and the resulting effects on consumer behavior. Our business and results of operations may be negatively impacted if we fail to keep pace with these changes.

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As a seller of certain consumer products, we are subject to various federal, state, local, and international laws, regulations, and statutes.

While we take steps to comply with these laws, there can be no assurance that we will be in total compliance, and failure to comply with these laws could result in litigation, regulatory action and penalties which could have a negative impact on our business, financial condition, and results of operations. In addition, our partners and stakeholders might not adhere to the necessary policies, rendering our business susceptible to legal lawsuits which can severely impact our profitability.

Failure to attract and retain executive officers and other key personnel could materially adversely affect our financial performance.

Our success depends upon our ability to attract, motivate, and retain a highly trained and engaged workforce, including key executives, management and skilled merchandising, marketing, financial, and administrative personnel. In addition, the turnover rate in the industry is relatively high, and there is an ongoing need to recruit and train new employees.

Factors that affect our ability to maintain sufficient numbers of qualified employees include employee morale, our reputation, unemployment rates, competition from other employers and our ability to offer appropriate compensation packages. Our inability to recruit a sufficient number of qualified individuals or our failure to retain key executive officers and other employees in the future may have a negative impact on our business and results of operations.

The market price of our common stock is volatile and may continue to fluctuate significantly, which could result in substantial losses for stockholders.

The market price of our common stock has been, and may continue to be, subject to significant fluctuations. Among the factors that may cause the market price of our common stock to fluctuate are the risks described in this “Risk Factors” section and other factors, including:

•	fluctuations in our operating results or the operating results of our competitors;
•	changes in estimates of our financial results or recommendations by securities analysts;
•	variance in our financial performance from the expectations of securities analysts;
•	changes in the estimates of the future size and growth rate of our markets;
•	changes in accounting principles or changes in interpretations of existing principles, which could affect our financial results;
•	conditions and trends in the markets we currently serve or which we intend to target with our product candidates;
•	changes in general economic, industry and market conditions;
•	the impact of the COVID-19 impact, including the magnitude, severity, duration, and uncertainty of the downturn in the domestic and global economies and financial markets;
•	success of competitive products and services;
•	changes in market valuations or earnings of our competitors;
•	announcements of significant new products, contracts, acquisitions or strategic alliances by us or our competitors;
•	our continuing ability to list our securities on an established market or exchange;
•	the timing and outcome of regulatory reviews and approvals of our products;
•	the commencement or outcome of litigation involving our company, our general industry or both;
•	changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;
•	actual or expected sales of our common stock by the holders of our common stock; and
•	the trading volume of our common stock.

In addition, the financial markets may experience a loss of investor confidence or otherwise experience continued volatility and deterioration due to the COVID-19 pandemic. A loss of investor confidence may result in extreme price and volume fluctuations in our common stock that are unrelated or disproportionate to the operating performance of our business, our financial condition, or results of operations, which may materially harm the market price of our common stock and result in substantial losses for stockholders.

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Future sales of our common stock could cause dilution, and the sale of such common stock, or the perception that such sales may occur, could cause the price of our stock to decline.

Sales of additional shares of our common stock, as well as securities convertible into or exercisable for common stock, could result in substantial dilution to our stockholders and cause the market price of our common stock to decline. An aggregate of 152,899,640 shares of common stock were outstanding as of April 15, 2022. There are no outstanding options or warrants to purchase shares of our common stock. A substantial majority of the outstanding shares of our common stock are freely tradable without restriction or further registration under the Securities Act.

We may sell additional shares of common stock, as well as securities convertible into or exercisable for common stock, in subsequent public or private offerings. We may also issue additional shares of common stock, as well as securities convertible into or exercisable for common stock, to finance future acquisitions. We will need to raise additional capital in order to initiate or complete additional development activities for all of our product candidates, or to pursue additional disease indications for our product candidates, and this may require us to issue a substantial amount of securities (including common stock as well as securities convertible into or exercisable for common stock). There can be no assurance that our capital raising efforts will be able to attract the capital needed to execute on our business plan and sustain our operations. Moreover, we cannot predict the size of future issuances of our common stock, as well as securities convertible into or exercisable for common stock, or the effect, if any, that future issuances and sales of our securities will have on the market price of our common stock. Sales of substantial amounts of our common stock, as well as securities convertible into or exercisable for common stock, including shares issued in connection with an acquisition or securing funds to complete any clinical trial plans, or the perception that such sales could occur, may result in substantial dilution and may adversely affect prevailing market prices for our common stock.

Regulation of penny stocks.

The SEC has adopted a number of rules to regulate "penny stocks." Because the securities of the Company may constitute "penny stocks" within the meaning of the rules (as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, other than a security registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in that security are provided by the exchange or system), the rules would apply to the Company and to its securities. The SEC has adopted Rule 15g-9 which established sales practice requirements for certain low-price securities. Unless the transaction is exempt, it shall be unlawful for a broker or dealer to sell a penny stock to, or to effect the purchase of a penny stock by, any person unless prior to the transaction: (i) the broker or dealer has approved the person's account for transactions in penny stock pursuant to this rule and (ii) the broker or dealer has received from the person a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stock, the broker or dealer must: (a) obtain from the person information concerning the person's financial situation, investment experience, and investment objectives; (b) reasonably determine that transactions in penny stock are suitable for that person, and that the person has sufficient knowledge and experience in financial matters that the person reasonably may be expected to be capable of evaluating the risks of transactions in penny stock; (c) deliver to the person a written statement setting forth the basis on which the broker or dealer made the determination (i) stating in a highlighted format that it is unlawful for the broker or dealer to affect a transaction in penny stock unless the broker or dealer has received, prior to the transaction, a written agreement to the transaction from the person; and (ii) stating in a highlighted format immediately preceding the customer signature line that (A) the broker or dealer is required to provide the person with the written statement and (B) the person should not sign and return the written statement to the broker or dealer if it does not accurately reflect the person's financial situation, investment experience, and investment objectives; and (d) receive from the person a manually signed and dated copy of the written statement.

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It is also required that disclosure be made as to the risks of investing in penny stock and the commissions payable to the broker-dealer, as well as current price quotations and the remedies and rights available in cases of fraud in penny stock transactions. Statements, on a monthly basis, must be sent to the investor listing recent prices for the "penny stock" and information on the limited market. Shareholders should be aware that, according to SEC Release No. 34- 29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include: (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid ask differential and markups by selling brokerdealers; and (v) the wholesale dumping of the same securities by promoters and broker dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. The Company's management is aware of the abuses that have occurred historically in the penny stock market. Although the Company does not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to the Company's securities.

ITEM 1B – UNRESOLVED STAFF COMMENTS

This Item is not applicable to us as we are not an accelerated filer, a large accelerated filer, or a well-seasoned issuer; however, we have not received written comments from the Commission staff regarding our periodic or current reports under the Securities Exchange Act of 1934 within the last 180 days before the end of our last fiscal year.

ITEM 2 – PROPERTIES

On August 1, 2017, the Company’s subsidiary, Leet Entertainment Sdn Bhd became a party to a Tenancy Agreement for the registered property of 502, 5th Floor, Menara Mutiara Majestic, No. 15, Jalan Othman 46000 Petaling Jaya, Selangor, Malaysia. On November 1, 2021, the Company became a party to a Tenancy Agreement for the registered property of 503, 5th Floor, Menara Mutiara Majestic, No. 15, Jalan Othman 46000 Petaling Jaya, Selangor, Malaysia.

The Company also utilizes space on a rent-free basis in the office located at Unite 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia which owns by Mr. Dai, Song, the director of the Company. The fair market value of the rent is RM1,500 per month. This arrangement is expected to continue until the foreseeable future.

ITEM 3 - LEGAL PROCEEDINGS

We may from time to time be subject to legal and administrative proceedings and claims that arise in the ordinary course of business. We are not currently involved in any legal proceedings and we are not aware of any pending or threatened material legal or administrative proceedings against us. We do not believe that any claims exist where the outcome of such matters would have a material adverse effect on our con assurance such legal proceedings will not have a material impact on future results.

ITEM 4 – MINE SAFETY DISCLOSURES

Not applicable.

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PART II

ITEM 5 - MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

Our common stock is currently quoted on the OTCQB-tier of OTC Markets under the symbol “LTES.” We were initially listed on June 30, 2015. The following table sets forth the high and low bid information for each quarter within the fiscal years ended December 31, 2021 and 2020, as best we could estimate from publicly-available information. The information reflects prices between dealers, and does not include retail markup, markdown, or commission, and may not represent actual transactions.

Fiscal Year Ended		Bid Prices
December 31,	Period	High	Low

2020	First Quarter	$0.05	$0.03
	Second Quarter	$0.04	$0.02
	Third Quarter	$0.09	$0.03
	Fourth Quarter	$0.15	$0.04

2021	First Quarter	$1.09	$0.05
	Second Quarter	$0.37	$0.17
	Third Quarter	$0.26	$0.17
	Fourth Quarter	$0.30	$0.15

The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure relating to the market for penny stocks in connection with trades in any stock defined as a penny stock. The Commission has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to a few exceptions which we do not meet. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated therewith.

On July 29, 2021, we adopted a 2021 Stock Incentive Plan for Employees and Consultants (2021 ESIP) where we filed an S-8 registration statement with the Securities and Exchange Commission registering 5,000,000 shares of common stock that were approved to be awarded under the 2021 ESIP. Pursuant to the 2021 ESIP, a total of 3,095,000 shares were issued to 4 of its consultants.

Holders

As of December 31, 2021 and 2020, there were 20,000,000 shares of our preferred stock authorized, with 1,000,000 shares being Series A Preferred Stock issued and outstanding. Our Series A Preferred Stock has One Million (1,000,000) shares issued and the following rights: (i) no dividend rights; (ii) no liquidation preference over our common stock; (iii) no conversion rights; (iv) no redemption rights; (v) no call rights; (vi) each share of Series A Convertible Preferred stock will have one hundred (100) votes on all matters validly brought to our common stockholders. As of December 31, 2021 and 2020, all 1,000,000 shares of Series A Preferred Stock were held by Mr. Song Dai.

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As of December 31, 2021 and 2020, there were 10,000,000 shares of our Series B Convertible Preferred Stock authorized, with none issued and outstanding. Our Series B Convertible Preferred Stock have the following preferences: (i) dividend rights in pari passu with the Company’s common stock on an as converted basis, (ii) liquidation preference over the Company’s common stock, (iii) conversion rights of 10 shares of common stock for each share of Series B Convertible Preferred Stock converted, (iv) no redemption rights, (v) no call rights, (vi) each share of Series B Convertible Preferred Stock will have 1,000 votes on all matters validly brought to the Company’s common stock holders.

As of December 31, 2021, there were 152,899,640 shares of our common stock outstanding held by 170 holders of record and numerous shares held in brokerage accounts.

As of December 31, 2020, there were 140,397,289 shares of our common stock outstanding held by 170 holders of record and numerous shares held in brokerage accounts.

Dividends

There have been no cash dividends declared on our common stock, and we do not anticipate paying cash dividends in the foreseeable future. Dividends are declared at the sole discretion of our Board of Directors.

Securities Authorized for Issuance Under Equity Compensation Plans

On July 29, 2021 we adopted a 2021 Stock Incentive Plan for Employees and Consultants (2021 ESIP) where we filed an S-8 registration statement with the Securities and Exchange Commission registering 5,000,000 shares of common stock that were approved to be awarded under the 2021 ESIP. Pursuant to the 2021 ESIP, a total of 3,095,000 shares were issued to 4 of its employees and consultants.

Recent Issuance of Unregistered Securities

On November 18, 2020, we entered into a Share Exchange Agreement (SEA) with the shareholders of Leet Technology Limited. Pursuant to the SEA, we issued ten million (10,000,000) shares of restricted common stock to nine (9) individuals in exchange for one hundred percent (100%) of the stock of Leet Technology Limited. The shares were issued pursuant to Regulation S (Offshore Offers and Sales) of the Securities Act 1933.

On April 28, 2021, we entered into a Letter Agreement with Maxim Partners LLC. Pursuant to the Agreement, on August 23, 2021, we issued 1,403,973 shares of restricted common stock to Maxim Partners LLC. The shares were issued pursuant to Section 4(a)(2) in conjunction with Rule 506(b) of the Securities Act 1933.

On October 6, 2021, we entered into a Purchase Agreement and a Registration Rights Agreement with Lincoln Park Capital Fund, LLC. As consideration for Lincoln Park’s irrevocable commitment to purchase shares of our common stock upon the terms of and subject to satisfaction of the conditions set forth in the Purchase Agreement, the Company has issued 1,003,378 shares of restricted common stock.

On September 3, 2021, the Company issued 7,000,000 shares of restricted common stock to four consultants for services provided to the Company.

If our stock is listed on an exchange, we will be subject to the Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure relating to the market for penny stocks in connection with trades in any stock defined as a penny stock. The Commission has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to a few exceptions which we do not meet. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated therewith.

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ITEM 6 – SELECTED FINANCIAL DATA

As a smaller reporting company, we are not required to provide the information required by this Item.

ITEM 7 - MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

Disclaimer Regarding Forward Looking Statements

In this document we make a number of statements, referred to as “forward-looking statements”, that are intended to convey our expectations or predictions regarding the occurrence of possible future events or the existence of trends and factors that may impact our future plans and operating results. The safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995 does not apply to us. We note, however, that these forward-looking statements are derived, in part, from various assumptions and analyses we have made in the context of our current business plan and information currently available to us and in light of our experience and perceptions of historical trends, current conditions and expected future developments and other factors we believe to be appropriate in the circumstances. You can generally identify forward-looking statements through words and phrases such as “seek,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “budget,” “project,” “may be,” “may continue,” “may likely result,” and similar expressions. When reading any forward looking-statement you should remain mindful that all forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of our company, and that actual results or developments may vary substantially from those expected as expressed in or implied by that statement for a number of reasons or factors, including those relating to:

●	whether or not markets for our products develop and, if they do develop, the pace at which they develop;

●	our ability to attract and retain the qualified personnel to implement our growth strategies;

●	our ability to fund our short-term and long-term operating needs;

●	changes in our business plan and corporate strategies; and

●	other risks and uncertainties discussed in greater detail in the sections of this document.

Each forward-looking statement should be read in context with, and with an understanding of, the various other disclosures concerning our company and our business made elsewhere in this document as well as other public reports filed with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statement as a prediction of actual results or developments. We are not obligated to update or revise any forward-looking statement contained in this document to reflect new events or circumstances unless and to the extent required by applicable law.

Company Overview

The following discussion should be read in conjunction with the interim unaudited condensed consolidated financial statements and the notes thereto, which are set forth in Item 1 of this report.

The Company operates within the Esports industry and derives revenue from esports tournament management and team services. The Company offers tournament management services to their customers, whereby they are engaged to provide the service of managing and hosting a tournament of the customer’s choice. The Company provides the required manpower and skills to host and manage an esports tournament on their own Matchroom.net platform or on the platform of the customer. Apart from hosting the tournaments of other customers, the Company also hosts and managed their own internally held tournaments. The Company will obtain sponsorship agreements with other third-party entities whereby the Company commits to deliver certain sponsor and promotional services in exchange for consideration.

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Impact of COVID-19 on our business

The COVID-19 pandemic has adversely impacted global commercial activity, disrupted supply chains, and contributed to significant volatility in financial markets. On March 19, 2020, the Malaysian Prime Minister issued a Movement Control Order (MCO), which reduced movement within Malaysia and cancelled all non-essential travel and limited travel from outsiders deemed as non-essential. Eventually, the MCO was lifted as of June 9, 2020, and certain safe-distance and other controlling protocols were put into place, which were in effect until December 31, 2021.

In 2021, the COVID-19 pandemic had an adverse impact on our business and results of operations, as the ongoing pandemic continued to depress economic activity and reduce the demand for our products and services, as well as disrupt supply chains. The duration and impact of the COVID-19 pandemic on our business operations and overall financial performance are unknown at this time and will depend on numerous circumstances outside of our control. The likelihood of recurrence of widespread or localized virus outbreaks is high and may continue for months, likely resulting in further government ordered Movement Control Orders, social distancing policies, restrictions on travel and other extensive measures. We cannot predict the effect of these circumstances on us which makes it difficult to predict how quickly and to what extent normal economic and operating activities can resume.

In these challenging and unprecedented times, management is taking all necessary and appropriate action to maximize liquidity as the Company navigates the current landscape. These actions include significantly reducing operating expenses and the elimination of all non-essential spending and capital expenditures.

Going concern

The accompanying consolidated financial statements have been prepared on the basis that the Company is going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company has suffered from a working capital deficit and accumulated deficit of $4,927,456 and $7,834,706 at December 31, 2021, respectively. The Company incurred a net loss of $5,356,587 during the year ended December 31, 2021. In addition, with respect to the ongoing and evolving coronavirus (COVID-19) outbreak, which was designated as a pandemic by the World Health Organization on March 11, 2020, the outbreak has caused substantial disruption in international economies and global trades and if repercussions of the outbreak are prolonged, could have a significant adverse impact on the Company’s business.

The continuation of the Company as a going concern through the next twelve months is dependent upon the continued financial support from its stockholders and related parties. The Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations for one year from the date of the filing of the financial statements.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

Overview and Outlook

The following comparative analysis on results of operations was based primarily on the comparative audited consolidated financial statements, footnotes and related information for the periods identified below and should be read in conjunction with the consolidated financial statements and the notes to those statements that are included elsewhere in this report.

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Year ended December 31, 2021 compared to the year ended December 31, 2020

	Years ended December 31,
	2021	2020

Revenues	$62,842	$73,416

Cost of revenue	(588,690)	(361,282)
Gross loss	(525,848)	(287,866)

Operating expenses:
Research and development	(36,214)	(65,975)
General and administrative	(4,795,550)	(509,146)
Total operating expenses	(4,831,764)	(575,121)

Other income:
Sundry income	1,025	16,747
Loss before income taxes	(5,356,587)	(846,240)

Income tax expense	–	–

NET LOSS	$(5,356,587)	$(846,240)

During the years ended December 31, 2021 and 2020, the following customers accounted for 10% or more of our total net revenues:

	Year ended December 31, 2021			December 31, 2021
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$19,708	31%		$19,735
Customer B	15,418	25%		98

Total:	$35,126	56%	Total:	$19,833

	Year ended December 31, 2020			December 31, 2020
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$41,222	56%		$3,594
Customer B	10,550	14%		11,002
Customer C	9,993	14%		–

Total:	$61,765	84%	Total:	$14,596

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All of our major customers are located in Malaysia, India, Cambodia, and Philippines.

Revenue decreased by 14.4% to $62,842 for the year ended December 31, 2021, from $73,416 for the year ended December 31, 2020. The decrease in revenue is mainly due to delays in advancing contracts with customers.

Cost of revenue increased by 62.9% to $588,690 for the year ended December 31, 2021, from $261,282 for the year ended December 31, 2020. The increase in cost of revenue is due to the increase in network bandwidth expenses, direct labor costs for white label projects, and Matchroom online event costs in tournament streaming as there are more subscribers during the year ended December 31, 2021.

General and administrative expenses increased by 841.9% to $4,795,550 for the year ended December 31, 2021, from $509,146 for the year ended December 31, 2020. The increase in general and administrative expenses is mainly attributable to the stock-based compensation of $3,054,012 which the Company issued common stocks for consultancy services rendered during the year ended December 31, 2021.

Net loss increased 533.0% to $5,356,587 for the year ended December 31, 2021, from $846,240 for the year ended December 31, 2020. The increase in net loss is mainly attributable to the increase in cost of revenue and general and administrative expenses.

Liquidity and Capital Resources

As of December 31, 2021, we had cash and cash equivalents of $23,192, accounts receivable of $19,833, deposit and other receivables of $25,367. Such cash amounts and other sources of liquidity were not sufficient to support our operations in the next twelve months. Management believes the Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain its operations. In the absence of such financing, our business will likely fail.

	Years Ended December 31,
	2021	2020
Net cash used in operating activities	$(1,686,227)	$(802,671)
Net cash used in investing activities	(172,771)	(3,113)
Net cash provided by financing activities	1,817,411	771,770

Net Cash Used In Operating Activities

For the year ended December 31, 2021, net cash used in operating activities was $1,686,227, which consisted primarily of a net loss of $5,356,587, an increase in deposits and other receivables of $22,702, a decrease in accrued liabilities and other payables of $10,698, a decrease in operating lease liabilities of $5,162, and offset by depreciation on plant and equipment of $23,053, amortization on intangible assets of $179,703, right of use amortization of $5,067, impairment loss on intangible assets of $362,815, stock-based compensation of $3,054,012, a decrease in accounts receivables of $249, and an increase in accrued compensation payable to officers and directors of $84,023.

For the year ended December 31, 2020, net cash used in operating activities was $802,671, which consisted primarily of a net loss of $846,240, an increase in accounts receivable of $87,003, a decrease in operating lease liabilities of $5,003, and offset by depreciation on plant and equipment of $4,684, right of use amortization of $4,961, a decrease in deposits and other receivables of $25,126, an increase in accrued liabilities and other payables of $17,975, and an increase in accrued compensation payable to officers and directors of $82,829.

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We expect to continue to rely on cash generated through financing from our existing shareholders and private placements of our securities to finance our operations and future acquisitions.

Net Cash Used In Investing Activities

For the year ended December 31, 2021, net cash used in investing activities was $172,771, which consisted primarily of purchase of intangible assets, software and office equipment.

For the year ended December 31, 2020, net cash used in investing activities was $3,113, which consisted primarily of purchase of office equipment.

Net Cash Provided By Financing Activities

For the year ended December 31, 2021, net cash generated from financing activities was $1,817,411 consisting primarily of proceeds from a director of $9,286 and proceeds from related parties of $1,808,125.

For the year ended December 31, 2020, net cash generated from financing activities was $771,770 consisting primarily of proceeds from a director of $20,000 and proceeds from related parties of $751,770.

Off-Balance Sheet Arrangements

We have not entered into any financial guarantees or other commitments to guarantee the payment obligations of any third parties. In addition, we have not entered into any derivative contracts that are indexed to our own shares and classified as shareholders’ equity, or that are not reflected in our consolidated financial statements. Furthermore, we do not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity. Moreover, we do not have any variable interest in an unconsolidated entity that provides financing, liquidity, market risk or credit support to us or engages in leasing, hedging or research and development services with us.

Critical Accounting Policies and Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any. We have identified certain accounting policies that are significant to the preparation of our financial statements. These accounting policies are important for an understanding of our financial condition and results of operations. Critical accounting policies are those that are most important to the presentation of our financial condition and results of operations and require management's subjective or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to financial statements and because of the possibility that future events affecting the estimate may differ significantly from management's current judgments. We believe the following accounting policies are critical in the preparation of our financial statements.

Basis of presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

Use of estimates and assumptions

In preparing these consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

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Revenue recognition

The revenue of the Company is currently generated from the provision of white label solutions and esports event management and team services. The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) Topic 606 – Revenue from Contracts with Customers (“ASC 606”) when control of a product or service is transferred to a customer.

Under ASC 606, a performance obligation is a promise within a contract to transfer a distinct good or service, or a series of distinct goods and services, to a customer. Revenue is recognized when performance obligations are satisfied and the customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for goods or services. Under the standard, a contract’s transaction price is allocated to each distinct performance obligation. To determine revenue recognition for arrangements that the Company determines are within the scope of ASC 606, the Company performs the following five steps:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

White Label Solutions Revenue

The Company derives revenue from the provision of white label solutions. The Company offers white-label, contracted licensed, solutions primarily to their information & communications technology (“ICT”) partners. The Company engages its ICT partners to utilize its Matchroom.net Platform. For customers who have their own platforms and apps being used, the Company will customize the design of Matchroom.net to meet the customer’s need and integrate, a customized solution into the customer’s system. The Matchroom.net platform and software solution is customizable to the specific needs of each customer and can be integrated across multiple platforms. On average it takes the Company three months to complete the customization of the platform for a customers use.

The Company’s typical arrangement involves customizing the Matchroom.net platform solution, which requires technical programming support to build out the platform to its customers specifications. As a result, in analyzing the performance obligations being provided to the customer the Company considers the software license and customization services as a single performance obligation as required by ASC 606. In carrying out the services under these arrangements, the Company is often provided with upfront payment, which is deferred and recognized into revenue over the duration of the contract.

Esports Tournament Management and Team Services Revenue

The Company derives revenue from esports tournament management and team services. The Company offers tournament management services to their customers, whereby they are engaged to provide the service of managing and hosting a tournament of the customer’s choice. The Company provides the required manpower and skills to host and manage an esports tournament on their own Matchroom.net platform or on the platform of the customer. The hosting and management of these tournaments on behalf of the customer is deemed to be one performance obligation and is met over the period of performance in which the tournament is held.

The amount to be recognized as revenue equals the predetermined event management fee as per the agreement in place between the Company and the customer. The Company fulfils its performance obligation through the execution and completion of hosting the tournament, over the period of performance that being the multi-day tournament. The amount per the contract is based on the needs of the customer and the required level of manpower or skills needed for the relevant tournament.

Apart from hosting the tournaments of other customers, the Company also hosts and managed their own internally held tournaments. The Company will obtain sponsorship agreements with other third-party entities whereby the Company commits to deliver certain sponsor and promotional services in exchange for consideration. Upon completion of the tournament, a work completion report will be generated and communicated to the customer. Revenue will be recorded pro rata throughout the duration of the tournament. The Company invoices its promotional partners based on the contracted services within the agreement.

19

Stock based compensation

The Company accounts for non-employee stock-based compensation in accordance with the guidance of FASB ASC Topic 718, Compensation—Stock Compensation, which requires all share-based payments to non-employees to be recognized in the financial statements based on their fair values. The fair value of the equity instrument is charged directly to compensation expense and credited to additional paid-in capital.

Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, Income Taxes (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

For the years ended December 31, 2021 and 2020, the Company did not have any interest and penalties associated with uncertain tax positions. As of December 31, 2021 and 2020, the Company did not have any significant unrecognized uncertain tax positions.

The Company is subject to tax in local and foreign jurisdiction. As a result of its business activities, the Company files tax returns that are subject to examination by the relevant tax authorities.

Recent accounting pronouncement

From time to time, new accounting pronouncements are issued by the Financial Accounting Standard Board (“FASB”) or other standard setting bodies and adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

For a description of recent accounting pronouncements, see Note 3 of the notes to our consolidated financial statements for the year ended December 31, 2021, included elsewhere in this Report.

ITEM 7A – Quantitative and Qualitative Disclosures About Market Risk

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 8 – Financial Statements and Supplementary Data

The consolidated financial statements and the Report of Independent Registered Certified Public Accounting Firm thereon are filed pursuant to this Item 8 and are included in this report beginning on page F-1.

20

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Leet Technology Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Leet Technology Inc. (the “Company”) as of December 31, 2021 and 2020, and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ deficit, and cash flows for each of the years in the two-year period ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a significant working capital deficit as of December 31, 2021, and recurring losses from operations which raise substantial doubt about its ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

F-2

Assessment of Impairment on Long-lived Assets

Description of the Matter

As discussed in Note 3 to the financial statements, The Company reviews long-lived assets, such as property and equipment, intangible assets subject to amortization, and right-of-use assets on operating leases for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. Recoverability of long-lived assets to be held and used is measured by a comparison of the carrying amount of the assets to the future undiscounted cash flows expected to be generated by the assets. If these assets are determined to be impaired, the amount of impairment recognized is the amount by which the carrying amount of the assets exceeds their fair value. Fair value is generally determined using forecasted discounted cash flows.

We identified the evaluation of the impairment analysis of long-lived assets as a critical audit matter. There was a high degree of subjective auditor judgment in evaluating the estimated undiscounted future cash flows used to test operating locations for recoverability and the determination of fair value of the relevant assets when required. Specifically, a high degree of subjective auditor judgment was required to evaluate future revenues and operating cash flows, including consideration of the impact of COVID-19.

How We Addressed the Matter in Our Audit

We obtained an understanding and evaluated the procedures over management’s impairment review process. We reviewed management’s significant assumptions and data inputs utilized in the calculation of future cash flows. To test the Company’s estimated future cash flows used to test for the recoverability of the respective assets and, if applicable, the measurement of an impairment loss, we performed audit procedures that included, among others, testing the significant assumptions discussed above and the underlying data used by the Company in its impairment analyses, evaluating the methodologies applied by management, and recalculating the total undiscounted cash flows for each asset analyzed. We compared the significant assumptions used by management to historical revenue data, revenue trends, and observable market-specific data. We assessed the historical accuracy of management’s estimates and performed sensitivity analyses of significant assumptions to evaluate the changes in the fair value of the assets that would result from changes in the assumptions.

/s/ Friedman LLP

We have served as the Company’s auditor since 2021.

Marlton, New Jersey

April 15, 2022

F-3

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2021	2020
ASSETS
Current assets:
Cash	$23,192	$38,985
Accounts receivable	19,833	20,630
Deposits and other receivables	25,367	2,897

Total current assets	68,392	62,512

Non-current assets:
Plant and equipment, net	153,191	8,034
Intangible assets	–	540,126
Operating lease right-of-use assets	8,052	3,018

TOTAL ASSETS	$229,635	$613,690

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$537,034	$540,126
Accrued liabilities and other payables	51,618	53,720
Accrued compensation payable to officers and directors	366,558	293,020
Amounts due to related parties	4,035,596	2,254,023
Operating lease liability - current	5,042	3,075

Total current liabilities	4,995,848	3,143,964

Non-current liabilities
Operating lease liability – non-current	2,971	–

TOTAL LIABILITIES	4,998,819	3,143,964

Commitments and contingencies (Note 14)

STOCKHOLDERS’ DEFICIT
Preferred stock, Series A, $0.0001 par value, 20,000,000 shares authorized, 1,000,000 and 1,000,000 shares issued and outstanding as of December 31, 2021 and 2020, respectively	100	100
Preferred stock, Series B, $0.0001 par value, 10,000,000 shares authorized, none issued and outstanding as of December 31, 2021 and 2020	–	–
Common stock, $0.0001 par value; 10,000,000,000 shares authorized; 152,899,640 and 140,397,289 shares issued and outstanding as of December 31, 2021 and 2020, respectively	15,290	14,040
Additional paid-in capital	3,062,662	9,900
Accumulated other comprehensive loss	(12,530)	(76,195)
Accumulated losses	(7,834,706)	(2,478,119)

Total stockholders’ deficit	(4,769,184)	(2,530,274)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$229,635	$613,690

The accompanying notes are an integral part of these consolidated financial statements.

F-4

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	Years ended December 31,
	2021	2020

Revenue	$62,842	$73,416

Cost of revenue (includes related party expenses, $439,884 and $299,205 in 2021 and 2020)	(588,690)	(361,282)
Gross loss	(525,848)	(287,866)

Operating expenses:
Research and development (includes related party expenses, $36,166 and $65,975 in 2021 and 2020)	(36,214)	(65,975)
General and administrative expenses	(4,795,550)	(509,146)
Total operating expenses	(4,831,764)	(575,121)

Loss from operations	(5,357,612)	(862,987)

Other income:
Sundry income	1,025	16,747
LOSS BEFORE INCOME TAXES	(5,356,587)	(846,240)

Income tax expense	–	–

NET LOSS	(5,356,587)	(846,240)

Other comprehensive income (loss):
Foreign currency translation gain (loss)	63,665	(55,082)

COMPREHENSIVE LOSS	$(5,292,922)	$(901,322)

Basic and diluted loss per common share	$(0.04)	$(0.03)

Weighted average number of common shares outstanding, basic and diluted	144,621,183	24,183,790

The accompanying notes are an integral part of these consolidated financial statements.

F-5

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

	Series A Preferred stock		Common stock		Additional	Accumulated other		Total
	No. of shares	Amount	No. of shares	Amount	paid-in capital	comprehensive loss	Accumulated losses	stockholders’ deficit

Balance as of January 1, 2020	–	$–	10,000,000	$1,000	$–	$(21,113)	$(1,618,839)	$(1,638,952)

Shares issued for acquisition of legal acquirer	1,000,000	100	130,397,289	13,040	9,900	–	(13,040)	10,000
Foreign currency translation adjustment	–	–	–	–	–	(55,082)	–	(55,082)
Net loss for the year	–	–	–	–	–	–	(846,240)	(846,240)
Balance as of December 31, 2020	1,000,000	$100	140,397,289	$14,040	$9,900	$(76,195)	$(2,478,119)	$(2,530,274)

Shares issued for consultancy services	–	–	11,498,973	1,150	2,752,862	–	–	2,754,012
Shares issued for commitment fee	–	–	1,003,378	100	299,900	–	–	300,000
Foreign currency translation adjustment	–	–	–	–	–	63,665	–	63,665
Net loss for the year	–	–	–	–	–	–	(5,356,587)	(5,356,587)
Balance as of December 31, 2021	1,000,000	$100	152,899,640	$15,290	$3,062,662	$(12,530)	$(7,834,706)	$(4,769,184)

The accompanying notes are an integral part of these consolidated financial statements.

F-6

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2021	2020

Cash flows from operating activities:
Net loss	$(5,356,587)	$(846,240)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation on plant and equipment	23,053	4,684
Amortization on intangible assets	179,703	–
Right of use amortization	5,067	4,961
Impairment loss on intangible assets	362,815	–
Stock based compensation	3,054,012	–

Changes in operating assets and liabilities:
Accounts receivable	249	(87,003)
Deposits and other receivables	(22,702)	25,126
Accrued liabilities and other payables	(10,698)	17,975
Accrued compensation payable to officers and directors	84,023	82,829
Operating lease liabilities	(5,162)	(5,003)
Net cash used in operating activities	(1,686,227)	(802,671)

Cash flows from investing activities:
Purchase of intangible assets	(3,767)	–
Purchase of plant and equipment	(169,004)	(3,113)
Net cash used in investing activities	(172,771)	(3,113)

Cash flows from financing activities:
Proceeds from a director	9,286	20,000
Proceeds from related parties	1,808,125	751,770
Net cash provided by financing activities	1,817,411	771,770

Effect of exchange rate on changes in cash	25,794	30,473

Net decrease in cash	(15,793)	(3,541)

CASH, BEGINNING OF YEAR	38,985	42,526

CASH, END OF YEAR	$23,192	$38,985

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for tax	$–	$–
Cash paid for interest	$–	$–
Right-of-use assets and lease liabilities	$10,237	$–
Non-cash purchase of intangible assets	$539,899	$–

The accompanying notes are an integral part of these consolidated financial statements.

F-7

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

1.       DESCRIPTION OF BUSINESS AND ORGANIZATION

Leet Technology Inc. (formerly Blow & Drive Interlock Corporation(“BDIC”)) (“the Company” or “LTES”) was incorporated on July 2, 2013 under the laws of the State of Delaware. The Company currently operates an eSports platform in Malaysia.

On October 2, 2020, The Doheny Group, LLC, the former shareholder of the Company, agreed to sell its 110,617,521 shares of common stock of BDIC and 1,000,000 shares of Series A Preferred Stock pursuant to the terms of a Stock Purchase Agreement (the “Agreement”) to Mr. Dai Song. The shares represent approximately 84.83%, which is 130,397,289 shares of the issued and outstanding shares of the Company’s common stock, 100% of issued and outstanding Series A Preferred Stock, and 91.41% of the voting power of all securities of the Company, which resulted in a change in control of BDIC. In addition, under the Agreement, BDIC has agreed to sell its current assets and operations to a private company in exchange for the private company assuming all of its liabilities at closing. As of this date, the Company effectively became a shell Company through the date of the reverse recapitalization with BDIC.

On November 18, 2020, the Company executed a Share Exchange Agreement (the “Share Exchange Agreement”) with Leet Technology Limited (“LTL”) and its shareholders. Pursuant to the Share Exchange Agreement, the shareholders of LTL agreed to sell its aggregate of 10,000 ordinary shares representing 100% of the issued and outstanding ordinary shares of LTL. As consideration, the shareholders of LTL were received 10,000,000 shares of the Company’s common stock.

Because the Company was a shell company, LTL will comprise the ongoing operations of the combined entity and its senior management will serve as the senior management of the combined entity, LTL is deemed to be the accounting acquirer for accounting purposes. The transaction will be treated as a recapitalization of the Company. Accordingly, the consolidated assets, liabilities and results of operations of the Company will become the historical financial statements of LTL, and the Company’s assets, liabilities and results of operations will be consolidated with LTL beginning on the acquisition date. LTL was the legal acquiree but deemed to be the accounting acquirer. The Company was the legal acquirer but deemed to be the accounting acquiree in the reverse merger. The historical financial statements prior to the acquisition are those of the accounting acquirer (LTL).

On August 23, 2021, the Company was approved to change its current name to Leet Technology Inc. and the trading symbol of LTES.

F-8

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Description of subsidiaries

Name	Place of incorporation and kind of legal entity	Principal activities	Particulars of registered/ paid up share capital	Effective interest held

Leet Technology Limited	Labuan, Malaysia	Investment holding	10,000 ordinary shares at par value of US$1	100%

Leet Entertainment Group Limited	Hong Kong	Provision of information technology and mobile application development and digital content publishing service	1 ordinary share at par value of HK$1	100%

Leet Entertainment Sdn. Bhd.	Malaysia	Provision of information technology and mobile application development and digital content publishing service	1,000 ordinary shares at par value of MYR1	100%

The Company and its subsidiaries are hereinafter referred to as (the “Company”).

2. LIQUIDITY AND GOING CONCERN UNCERTAINTIES

The accompanying consolidated financial statements of the Company have been prepared assuming the Company will continue as a going concern. The going concern basis of presentation assumes that the Company will continue in operation one year after the date these consolidated financial statements are issued and will be able to realize its assets and discharge its liabilities and commitments in the normal course of business.

The Company has determined that certain factors raise substantial doubt about its ability to continue as a going concern for a least one year from the date of issuance of these consolidated financial statements.

As of December 31, 2021, the Company had $23,192 in cash, net current liabilities of $4,927,456 and accumulated deficit of $7,834,706. The Company incurred a net loss of $5,356,587 during the year ended December 31, 2021. Subsequently on March 31, 2022, the Company had approximately $12,815 in cash. The Company believes that its current level of cash and cash equivalents are not sufficient to fund its operations and obligations without additional financing. In addition, with respect to the ongoing and evolving coronavirus (COVID-19) outbreak, which was designated as a pandemic by the World Health Organization on March 11, 2021, the outbreak has caused substantial disruption in international economies and global trades and if repercussions of the outbreak are prolonged, could have a significant adverse impact on the Company’s business.

F-9

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

The continuation of the Company as a going concern through December 31, 2021 is dependent upon the continued financial support from its stockholders. Management believes the Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying consolidated financial statements and notes.

Basis of presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

Use of estimates and assumptions

In preparing these consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements during the years reported. Actual results may differ from these estimates.

Basis of consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries in conformity with US GAAP. All inter-company balances and transactions within the Company have been eliminated upon consolidation.

Cash

Cash represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

F-10

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Accounts receivable

Accounts receivable are recorded in accordance with Accounting Standards Codification (“ASC”) 310, “Receivables.” Accounts receivable are recorded at the invoiced amount and do not bear interest, which are due within contractual payment terms, generally 30 to 90 days from completion of service. Credit is extended based on evaluation of a customer's financial condition, the customer credit-worthiness and their payment history. Accounts receivable outstanding longer than the contractual payment terms are considered past due. Past due balances over 90 days and over a specified amount are reviewed individually for collectibility. At the end of each quarter, the Company specifically evaluates individual customer’s financial condition, credit history, and the current economic conditions to monitor the progress of the collection of accounts receivables. The Company will consider the allowance for doubtful accounts for any estimated losses resulting from the inability of its customers to make required payments. For the receivables that are past due or not being paid according to payment terms, the appropriate actions are taken to exhaust all means of collection, including seeking legal resolution in a court of law. The Company does not have any off-balance-sheet credit exposure related to its customers. As of December 31, 2021 and 2020, there were no allowance for doubtful accounts.

Plant and equipment

Plant and equipment are stated at historical cost less accumulated depreciation and accumulated impairment losses, if any. Leasehold improvements are amortized over the lessor of the based term of the lease or 5 years of the leasehold improvement. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

Estimated useful life
Computer equipment	5 years
Furniture and fixtures	5 years

Expenditures for repairs and maintenance are expensed as incurred. When assets have been retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

Software and development costs

Costs incurred to develop software for internal use are capitalized and amortized over the useful life of the software. Amortization of capitalized software development costs begin when the application is substantially complete and ready for its intended use. Capitalization ceases when the software has been tested and is ready for its intended use. Amortization is computed using the straight-line method over the estimated economic life of the product, which is estimated to be three years. Costs incurred during the planning, training and post-implementation stages of the software development life cycle are expensed as incurred.

Research and development costs

Research and development costs are expensed as incurred and consist of development work associated with our existing technology, customer solutions and processes. Our research and development expenses relate primarily to payroll costs for personnel, costs associated with various projects, including testing, development and other related expenses.

F-11

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Impairment of long-lived assets

In accordance with the provisions of ASC Topic 360, “Impairment or Disposal of Long-Lived Assets”, all long-lived assets such as plant and equipment, intangible assets, and right-of-use (“ROU”) assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of an asset to its estimated future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. For the year ended December 31, 2021 and 2020, the impairment charge for the years was $362,815 and $0, respectively.

Revenue recognition

The revenue of the Company is currently generated from the provision of white label solutions and esports event management and team services. The Company recognizes revenue in accordance with ASC Topic 606 – Revenue from Contracts with Customers (“ASC 606”) when control of a product or service is transferred to a customer.

Under ASC 606, a performance obligation is a promise within a contract to transfer a distinct good or service, or a series of distinct goods and services, to a customer. Revenue is recognized when performance obligations are satisfied and the customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for goods or services. Under the standard, a contract’s transaction price is allocated to each distinct performance obligation. To determine revenue recognition for arrangements that the Company determines are within the scope of ASC 606, the Company performs the following five steps:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

White Label Solutions Revenue

The Company derives revenue from the provision of white label solutions. The Company offers white label, contracted licensed, solutions primarily to their information & communications technology (“ICT”) partners. The Company engages its ICT partners to utilize its Matchroom.net Platform. For customers who have their own platforms and apps being used, the Company will customize the design of Matchroom.net to meet the customer’s need and integrate, a customized solution into the customer’s system. The Matchroom.net platform and software solution is customizable to the specific needs of each customer and can be integrated across multiple platforms. On average it will take the Company three months to complete the customization of the platform for a customers use.

The Company’s typical arrangement involves customizing the Matchroom.net platform solution, which requires technical programming support to build out the platform to its customers specifications. As a result, in analyzing the performance obligations being provided to the customer the Company considers the software license and customization services as a single performance obligation as required by ASC 606. In carrying out the services under these arrangements, the Company is often provided with upfront payment which is deferred and recognized into revenue over the duration of the contract.

F-12

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Esports Tournament Management and Team Services Revenue

The Company derives revenue from esports tournament management and team services. The Company offers tournament management services to their customers, whereby they are engaged to provide the service of managing and hosting a tournament of the customer’s choice. The Company provides the required manpower and skills to host and manage an esports tournament on their own Matchroom.net platform or on the platform of the customer. The hosting and management of these tournaments on behalf of the customer is deemed to be one performance obligation and is met over the period of performance (couple of days) in which the tournament is held.

The amount to be recognized as revenue equals the predetermined event management fee as per the agreement in place between the Company and the customer. The Company fulfils its performance obligation through the execution and completion of hosting the tournament, over the period of performance that being the multi-day tournament. The amount per the contract is based on the needs of the customer and the required level of manpower or skills needed for the relevant tournament.

Apart from hosting the tournaments of other customers, the Company also hosts and managed their own internally held tournaments. The Company will obtain sponsorship agreements with other third-party entities whereby the Company commits to deliver certain sponsor and promotional services in exchange for consideration. Upon completion of the tournament a work completion report will be generated and communicated to the customer. Revenue will be recording pro rata during the duration of the tournament. The Company invoices its promotional partners based on the contracted services within the agreement.

Disaggregation of Revenue

The Company has disaggregated its revenue from contracts with customers into categories based on the nature of the revenue. The following table presents the revenue streams by segments, with the presentation revenue categories presented on the statements of operation for the years indicated:

	Years ended December 31,
	2021	2020

White label solutions	$15,418	$41,165
Esport tournament management and team services	42,872	31,810
Matchroom Mini-app solutions	4,552	441

	$62,842	$73,416

Stock based compensation

The Company accounts for non-employee stock-based compensation in accordance with the guidance of FASB ASC Topic 718, Compensation—Stock Compensation, which requires all share-based payments to non-employees to be recognized in the financial statements based on their fair values. The fair value of the equity instrument is charged directly to compensation expense and credited to additional paid-in capital.

F-13

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, Income Taxes (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

For the years ended December 31, 2021 and 2020, the Company did not have any interest and penalties associated with uncertain tax positions. As of December 31, 2021 and 2020, the Company did not have any significant unrecognized uncertain tax positions.

The Company is subject to tax in local and foreign jurisdiction. As a result of its business activities, the Company files tax returns that are subject to examination by the relevant tax authorities.

Foreign currency translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the consolidated statement of operations.

The reporting currency of the Company is United States Dollar ("US$") and the accompanying consolidated financial statements have been expressed in US$. The functional currencies of the Company’s operating subsidiaries are their local currencies (Hong Kong Dollars (“HKD”) and Malaysian Ringgit (“MYR”)). HKD-denominated assets and liabilities are translated into the United States Dollar using the exchange rate at the balance sheet date (0.12866 and 0.12899, at December 31, 2021 and 2020, respectively), and revenue and expense accounts are translated using the weighted average exchange rate in effect for the period (0.12825 and 0.12894 for the year ended December 31, 2021 and 2020, respectively). MYR-denominated assets and liabilities are translated into the United States Dollar using the exchange rate at the balance sheet date (0.24145 and 0.24832, at December 31, 2021 and 2020, respectively), and revenue and expense accounts are translated using the weighted average exchange rate in effect for the period (0.23989 and 0.23812 for the year ended December 31, 2021 and 2020, respectively).

Comprehensive loss

ASC 220, “Comprehensive Income”, establishes standards for reporting and display of comprehensive loss, its components and accumulated balances. Comprehensive loss as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive loss, as presented in the accompanying consolidated statements of changes in stockholders’ deficit, consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive loss is not included in the computation of income tax expense or benefit.

F-14

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021

Retirement plan costs

Contributions to retirement plans (which are defined contribution plans) are charged to general and administrative expenses in the accompanying statements of operation as the related employee service is provided.

Leases

The Company adopted ASC 842, “Leases” (“ASC 842”), using the modified retrospective approach through a cumulative-effect adjustment and utilizing the effective date of January 1, 2020 as its date of initial application.

The Company determines if an arrangement is a lease at inception. Operating leases are included in operating ROU assets, other current liabilities, and operating lease liabilities in our consolidated balance sheets.

ROU assets represent the right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As most of the Company’s leases do not provide an implicit rate, the Company generally use the incremental borrowing rate based on the estimated rate of interest for collateralized borrowing over a similar term of the lease payments at commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. The lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

In accordance with the guidance in ASC 842, components of a lease should be split into three categories: lease components (e.g. land, building, etc.), non-lease components (e.g. common area maintenance, consumables, etc.), and non-components (e.g. property taxes, insurance, etc.). Subsequently, the fixed and in-substance fixed contract consideration (including any related to non-components) must be allocated based on the respective relative fair values to the lease components and non-lease components.

Net loss per common share

The Company calculates net loss per common share in accordance with ASC 260, “Earnings per Share.” Basic income or loss per share is computed by dividing the net income or loss by the weighted-average number of common shares outstanding during the year. Diluted net income and net loss per share is the same as basic net income and net loss per share when their inclusion would have an anti-dilutive effect due to the continuing net losses. The following anti-dilutive equity and debt securities were excluded from the computation of net loss per share.

F-15

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

	As of December 31,
	2021	2020
	(Shares)	(Shares)
Warrants	910,410	4,080,160

Commitments and contingencies

The Company follows the ASC 450-20, Commitments to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that any matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

Fair value of financial instruments

The Carrying amounts for cash, accounts receivable, deposits receivable, accounts payable, accrued liabilities, and other payables approximate their fair value because of their short-term maturity. The Company determined that the carrying amount of accrued compensation payable to officers and directors and amounts due to related parties approximates fair value as these amounts are indicative of the amounts the company would expect to settle in current market exchange.

Reclassifications

Certain balance sheet and income statement items have been reclassified to conform to the 2021 fiscal year end presentation. These reclassifications had no impact on reported operating and net loss. For balance sheet items, certain accrued liabilities and other payables are reclassified to accrued compensation payable to officers and directors and amounts due to related parties. For income statement items, IT operating expenses are reclassified to cost of revenue.

F-16

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Recent accounting pronouncements

From time to time, new accounting pronouncements are issued by the FASB or other standard setting bodies and adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

Accounting Standards Adopted

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes: Simplifying the Accounting for Income Taxes (“ASU 2020-12”), which eliminates certain exceptions related to the approach for intra period tax allocation, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. The new guidance also simplifies aspects of the accounting for franchise taxes and enacted changes in tax laws or rates and clarifies the accounting for transactions that result in a step-up in the tax basis of goodwill. The standard is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2020, with early adoption permitted. Adoption of the standard requires certain changes to be made prospectively, with some changes to be made retrospectively. Adopting the standard did not have a material impact on the consolidated financial statements.

Accounting Standards Issued, Not Adopted

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). This ASU requires measurement and recognition of expected credit losses for financial assets. ASU 2016-13 also requires new disclosures for financial assets measured at amortized cost, loans, and available-for-sale debt securities. ASU 2016-13 is effective for the Company beginning January 1, 2023. Entities will apply the standard’s provisions as a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is adopted. The Company is currently evaluating the impact and applicability of this new standard.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform - Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848), which provides temporary optional expedients and exceptions to the GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from LIBOR and other interbank offered rates to alternative reference rates such as the Secured Overnight Financing Rate (SOFR). This guidance is effective upon issuance and generally can be applied through the end of calendar year 2022. The Company is currently evaluating the impact and applicability of this new standard.

F-17

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

4.	PLANT AND EQUIPMENT

Plant and equipment consisted of the following:

	As of December 31,
	2021	2020

Computer equipment	$170,056	$11,136
Furniture and fixtures	5,607	992
Leasehold improvements	18,009	12,618
Foreign currency translation difference	(1,026)	364
	192,646	25,110
Less: accumulated depreciation and amortization	(39,756)	(16,716)
Less: foreign currency translation difference	301	(360)
	$153,191	$8,034

Depreciation and amortization expense for the years ended December 31, 2021 and 2020 were $23,053 and $4,684, respectively.

During the year ended December 31, 2021 the Company purchased computers and equipment of approximately $145,883 from a related party, Bru Haas Consultants.

5.	INTANGIBLE ASSETS

As of December 31, 2021 and 2020, intangible assets consisted of the following:

	As of December 31,
	2021	2020
At cost:
Developed software	$543,666	$539,899
Foreign currency translation difference	(2,890)	227
	540,776	540,126
Less: accumulated amortization and impairment loss	(542,518)	–
Less: foreign currency translation difference	1,742	–

Total intangible assets	$–	$540,126

F-18

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

On September 25, 2020, the Company entered into a software development agreement with an independent third party vendor, Fastnet Technology Co., Limited (“Fastnet”) to design and develop a social gaming platform named “Matchroom” for the cost of $540,126. Matchroom is a platform that provides a complete gaming ecosystem for both in-house and external contents, thereby connecting providers with users all within the platform.

The software development of the platform was completed in December 2020 and its estimated life is 3 years. The amortization is to be commenced from January 2021.

Amortization expense recorded for its intangible assets for the years ended December 31, 2021 and 2020 were $179,703 and $0, respectively.

For the years ended December 31, 2021 and 2020, the Company recorded an impairment loss of $362,815 and $0, respectively.

6.	LEASE LIABILITY

The Company entered into an operating lease for office premises. The lease term is fixed for 2 years. The Company adopted ASC 842, using the modified-retrospective approach as discussed in Note 3, and as a result, recognized a right-of-use asset and a lease liability. The Company uses 1.75% rate to determine the present value of the lease payments.

The Company excludes short-term leases (those with lease terms of less than one year at inception) from the measurement of lease liabilities or right-of-use assets.

The consolidated balance sheet allocation of assets and liabilities related to operating lease is as follows:

	Consolidated Balance	As of December 31,
	Sheets Caption	2021	2020

Assets	Operating lease right-of-use assets	$8,052	$3,018

Liabilities:
Current	Operating lease liability – current	$5,042	$3,075
Non-current	Operating lease liability – non-current	2,971	–

Total lease liabilities		$8,013	$3,075

For the years ended December 31, 2021 and 2020, the Company recorded lease expenses of $2,173 and $5,143 respectively.

F-19

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

The future minimum operating lease commitments for operating leases having initial or non-cancelable terms in excess of one year are as follows:

Year Ended December 31,
2022	$5,182
2023	3,023

Total minimum lease payments	8,205
Less: interest	(192)

Total present value of lease liabilities	$8,013

7. STOCK BASED COMPENSATION

During the year ended December 31, 2021, the Company recorded stock-based compensation expense of $3,054,012 for the issuance of restricted and unrestricted common stock to consultants and advisor for services which has been recorded as general and administrative expense in the consolidated statements of operations.

Stock Incentive Plan

On July 29, 2021, the Company adopted a 2021 Stock Incentive Plan (the “Plan”) to provide employees and consultants of the Company with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company. The maximum number of shares which may be granted under the Plan shall be 5,000,000 shares in the aggregate of common stock of the Company.

On July 29, 2021, the Company issued 3,095,000 shares of restricted common stock to four consultants for incentive compensation at the current market value of $0.22 per share and charged $680,900 as stock-based compensation expense.

On September 3, 2021, the Company issued 7,000,000 shares of restricted common stock to four consultants for incentive compensation at the current market value of $0.24 per share and charged $1,680,000 as stock-based compensation expense.

F-20

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Restricted Stock Awards

On August 23, 2021, the Company issued 1,403,973 shares of restricted common stock to an independent advisory company for advisory service rendered at the current market value of $0.28 per share and charged $393,112 as stock-based compensation expense.

8.       STOCKHOLDERS’ EQUITY

Preferred Stock

The Company’s articles of incorporation authorize the Company to issue up to 20,000,000 preferred shares of $0.0001 par value.

Series A Preferred Stock

The Company has been authorized to issue 1,000,000 shares of Series A Preferred Stock. The Series A shares have the following preferences: no dividend rights; no liquidation preference over the Company’s common stock; no conversion rights; no redemption rights; no call rights by the Company; each share of Series A Preferred stock will have one hundred (100) votes on all matters validly brought to the Company’s common stockholders.

Series B Convertible Preferred Stock

The Company has authorized 10,000,000 shares of Series B Convertible Preferred Stock. The Series B shares have the following preferences: (i) dividend rights in pari passu with the Company’s common stock on an as converted basis, (ii) liquidation preference over the Company’s common stock, (iii) conversion rights of 10 shares of common stock for earch share of Series B Convertible Preferred Stock converted, (iv) no redemption rights, (v) no call rights, (vi) each share of Series B Convertible Preferred Stock will have 1,000 votes on all matters validly brought to the Company’s common stock holders.

As of December 31, 2021 and 2020, the total number of Series A preferred shares issued or issuable was 1,000,000 shares.

As of December 31, 2021 and 2020, there was no Series B convertible preferred shares issued or issuable.

Common Stock

The Company has authorized 10,000,000,000 shares of $0.0001 par value. Holders of common stock are entitled to one vote for each share held. There are no restrictions that limit the Company’s ability to pay dividends on its common stock, subject to the requirements of the Delaware Revised Statutes. The Company has not declared any dividends since incorporation.

Pursuant to the Share Exchange Agreement executed on November 18, 2020, the Company issued 10,000,000 shares of its common stock to the Shareholders of LTL in exchange for 10,000 shares of all of the outstanding ordinary shares of LTL to consummate the reverse acquisition with LTL.

On October 6, 2021, the Company issued 1,003,378 shares of restricted common stock to Lincoln Park Capital Fund, LLC as commitment fee pursuant to the Purchase Agreement dated on the same date.

As of December 31, 2021 and 2020, the Company had a total of 152,899,640 and 140,397,289 shares of its common stock issued and outstanding, respectively.

F-21

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

9.	WARRANTS

The Company issued common stock warrants in individual sales and in connection with common stock purchase agreements. The warrants have expiration dates ranging from three to four years from the date of grant and exercise prices ranging from $0.10 to $1.00.

A summary of warrant activity for the periods presented is as follows

		Weighted average
	Warrants for common shares	Exercise price	Remaining contractual life (in years)

Outstanding as of December 31, 2019	4,130,160	$0.70	1.78
Forfeited, cancelled, expired	(50,000)	0.01	(0.99)

Outstanding as of December 31, 2020	4,080,160	0.71	0.79
Forfeited, cancelled, expired	(3,169,750)	0.08	(0.46)

Outstanding as of December 31, 2021	910,410	$0.79	0.33

There were 910,410 warrants exercisable at December 31, 2021 with a weighted average exercise price of $0.79. The intrinsic value of the warrants exercisable for the years ended December 31, 2021 and 2020 was $0 and $0, respectively.

10.	EARNING (LOSS) PER SHARE

Net loss per share is provided in accordance with FASB ASC 260-10, “Earnings per share”. Basic net loss per common share (“EPS”) is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average shares outstanding, assuming all dilutive potential common shares were issued, unless doing so is anti-dilutive.

F-22

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

The following table sets forth the computation of basic and diluted net loss per share for the years ended December 31, 2021 and 2020:

	Year ended December 31,
	2021	2020

Net loss for the year	$(5,356,587)	$(846,240)

Weighted average number of common shares outstanding, basic and diluted	144,621,183	24,183,790

Basic and diluted loss per common share:	$(0.04)	$(0.03)

11.	INCOME TAX

The components of loss before income taxes consist of the following:

	Years ended December 31,
	2021	2020

U.S.	$(3,434,801)	$(175,743)
Foreign	(1,921,786)	(670,497)

Loss before income taxes	$(5,356,587)	$(846,240)

The provisions (benefits) for income taxes for the years ended December 31, 2021 and 2020 were as follows:

Years ended December 31,
	2021	2020
Current income taxes:
Federal	$–	$–
State	–	–
Foreign	–	–
Total current	–	–

Deferred income taxes:
Federal	–	–
State	–	–
Foreign	–	–
Total deferred	–	–
Benefit (provision) for income taxes	$–	$–

F-23

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Years ended December 31,
	2021	2020

U.S. federal statutory rate	21.0	21.0
State income taxes, net of federal benefit	4.1	0.0
Foreign tax rate differential	0.5	(1.6)
Increase (decrease) in valuation allowance	(21.8)	(19.2)
Non-deductible expenses	(4.1)	–
Other permanent differences, net	0.3	(0.2)
Effective income tax rate	0.0%	0.0%

The tax benefits associated with losses generated by the Company and its subsidiaries have been reduced by a full valuation allowance as we do not believe it is more-likely-than-not that the losses will be utilized.

	Years ended December 31,
	2021	2020

Net operating loss carryforwards	$2,700,301	$1,578,197
Capitalized organizational costs	4,058	–
Other	2,047	736
Total deferred tax assets	2,706,406	1,578,933
Valuation allowance	(2,650,851)	(1,493,197)
Total net deferred tax assets	55,555	85,736

Basis difference in long-lived fixed assets	(53,622)	(85,013)
Right-of-use assets	(1,933)	(723)
Total deferred tax liabilities	(55,555)	(85,736)
Net deferred tax assets (liabilities)	$–	$–

At December 31, 2021 and 2020, the Company has U.S. federal operating loss carryforwards of $7,247,356 and $4,127,053, and state of California operating loss carryforwards of $6,542,099 and $3,421,796, respectively. Due to U.S. enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (the "TCJA") in 2017, U.S. federal net operating loss carryforwards in the amount of $4,601,190, generated after 2017 have an indefinite carryforward period. U.S. net operating loss carryforwards, in the amount of $2,646,166, generated prior to 2018 will expire, if unused, beginning in 2034. State net operating loss carryforwards will begin to expire, if unused, in 2034.

F-24

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

At December 31, 2021 and 2020, the Company’s subsidiary operating in Hong Kong has net operating loss carryforwards of $698,685 and $698,685, respectively which do not expire and therefore can be carried forward indefinitely.

At December 31, 2021 and 2020, the Company’s subsidiary operating in Malaysia has net operating loss of $2,525,831 and $1,551,826, respectively. Net operating loss carryforwards will begin to expire, if unused, in 2025.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which the Company operates. Under applicable U.S. federal statutes, tax years ended December 31, 2018 through December 31, 2021 remain subject to examination. Under applicable state statutes, state corporate tax returns filed for the Company for years ended December 31, 2017 through December 31, 2021 remain subject to examination. Hong Kong and Malaysia corporate tax returns remain subject to examination for tax years ended December 31, 2018 through December 31, 2021.

The Company follows the provision of ASC 740 which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the Company has taken or expects to take on a tax return. The Company did not have any unrecognized tax positions or benefits as of December 31, 2021 and 2020. The Company recognizes interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. We do not expect any material changes in our unrecognized tax benefits over the next 12 months.

The Company’s ability to utilize U.S. net operating loss carryforwards to offset future taxable income may be deferred or limited significantly if the Company were to experience an “ownership change” as defined in section 382 of the Internal Revenue Code of 1986, as amended, and corresponding provisions of state law. In general, an ownership change occurs when the ownership of the Company’s stock by 5 percent or more shareholders “5-percent shareholders” exceeds 50 percentage points within a three-year period. We have not conducted a Section 382 study to determine whether the use of our U.S. net operating losses is limited. We may have experienced ownership changes in the past, and we may experience ownership changes in the future, some of which are outside our control. This could limit the amount of net operating losses that we can utilize annually to offset future taxable income or tax liabilities.

12.       RELATED PARTY TRANSACTIONS

Related party balances consisted of the following:

	As of December 31,
	2021	2020

Due to Porta Capital Limited (“Porta Capital”)	$2,063,876	$1,868,833
Due to Bru Haas (B) Sdn Bhd (“Bru Haas (B)”)	1,675,573	326,665
Due to Bru Haas Sdn Bhd (“Bru Haas”)	168,649	26,910
Due to Clicque Technology Snd Bhd (“Clicque”)	90,272	–
Due to Tila Network Limited (“Tila Network”)	19,478	19,590
Due to Porta Network Inc. (“Porta Network”)	5,734	–
Due to Mr. Song Dai (“Mr. Song”)	12,014	12,025

	$4,035,596	$2,254,023

F-25

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

Mr. Song is the director and major shareholder of the Company, and he is also the major shareholder of Porta Capital, Bru Haas (B), Bru Haas, Clicque, Tila Network, and Porta Network. Amount due to these related companies are those trade and nontrade payables arising from transactions between the Company and the related companies, such as advances made by the related companies on behalf of the Company, and advances made by the Company on behalf of the related companies. Those advances are unsecured, non-interest bearing and have no fixed terms of repayment.

The advances from Mr. Song is mainly for working capital purpose. The advances are unsecured, non-interest bearing and have no fixed terms of repayment.

In the ordinary course of business, during the years ended December 31, 2021 and 2020, the Company involved with certain transactions, either at cost or current market prices and on the normal commercial terms among related parties. The following table provides the transactions with these parties for the years as presented (for the portion of such period that they were considered related):

	Years ended December 31,
Nature of transactions with related parties	2021	2020

Online sales income from Bru Haas	$1,178	$–

Outsource headcount income from Bru Haas	$–	$14,086

Research and development consulting fee to related parties:
- Porta Capital	$36,166	$35,975
- Bru Haas (B)	–	30,000

Total	$36,166	$65,975

Rent expense of Matchroom platform server to related parties:
- Porta Capital	$109,306	$79,134
- Bru Haas (B)	120,000	–

Total	$229,306	$79,134

Network Bandwidth expense to Bru Haas (B)	$210,578	$220,071

F-26

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

During the year ended December 31, 2021, the Company utilized space on a rent-free basis in the office located at Unite 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia which owns by Mr. Song. The fair market value of the rent is RM1,500 per month.

13.       CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)       Major customers

For the years ended December 31, 2021 and 2020, the individual customer who accounts for 10% or more of the Company’s revenues and its outstanding receivable balances as at year-end dates, are presented as follows:

		Year ended December 31, 2021			December 31, 2021
Customers		Revenues	Percentage of revenues		Accounts receivable

Customer A		$19,708	31%		$19,735
Customer B		15,418	25%		98

	Total:	$35,126	56%	Total:	$19,833

		Year ended December 31, 2020			December 31, 2020
Customers		Revenues	Percentage of revenues		Accounts receivable

Customer A		$10,550	14%		$11,002
Customer B		41,222	56%		3,594
Customer C		9,993	14%		-

	Total:	$61,765	84%	Total:	$14,596

F-27

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

(b)	Economic and political risk

The Company’s major operations are conducted in Hong Kong and Malaysia. Accordingly, the political, economic, and legal environments in Hong Kong and Malaysia, as well as the general state of Hong Kong and Malaysia’s economy may influence the Company’s business, financial condition, and results of operations.

(c)	Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of HKD and MYR converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

(d)	Concentration of credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company maintains cash with various financial institutions in Hong Kong and Malaysia. Cash are maintained with high credit quality institutions, the composition and maturities of which are regularly monitored by management. The Hong Kong Deposit Protection Board and Perbadanan Insurans Deposit Malaysia (“PIDM”) pays compensation up to a limit of HK$500,000 and RM250,000, respectively if the bank with which an individual/a company hold its eligible deposit fails. At December 31, 2021 and 2020, the Company did not have deposit funds that exceeded the insured limits in Hong Kong and Malaysia.

14.       COMMITMENTS AND CONTINGENCIES

The Company from time to time may be involved in legal proceedings and disputes arising in the normal course of business. The Company believes that there are no material claims or actions pending or threatened against the Company.

On April 28, 2021, the Company entered into a financial advisory agreement, (“the agreement”) with Maxim Group, LLC (“Maxim”), a leading full-service investment banking, securities and wealth management firm, pursuant to which Maxim will provide certain advisory services including strategic corporate planning, capitalization, and marketing. Additionally, Maxim, will advise the Company with respect to its objective to list on a national securities exchange.  As consideration for Maxim’s services pursuant to the agreement, the Company agreed to issue restricted shares of the Company’s common stock to Maxim equal to 2% of the outstanding shares of the Company’s Common Stock.  As mentioned in Note 7, the Company issued 1,403,973 restricted shares, 1% of the outstanding shares of the common stock, upon execution of the agreement.  Under the terms of the agreement, the Company is committed to issue additional restricted shares of 1% of the outstanding shares of its common stock upon a successful listing of the Company’s common stock to a national exchange (NASDAQ or NYSE).

F-28

LEET TECHNOLOGY INC.

(Formerly Blow & Drive Interlock Corporation)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

On October 6, 2021, the Company entered into an agreement, (“the Purchase Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”, “the Investor”), in which the Company has the right, but not the obligation, to direct Lincoln Park to purchase up to $15,000,000 of common stock, in increments of 100,000 shares, subject to certain limitations and adjustments noted in the Purchase Agreement.  As consideration for Lincoln Park’s irrevocable commitment to purchase shares of the Company’s Common Stock upon the terms of and subject to satisfaction of the conditions set forth in the Purchase Agreement, the Company agreed to issue 1,003,378 shares of its Common Stock to Lincoln Park as commitment shares, and up to 1,003,378 additional shares of Common Stock on a pro rata basis as Lincoln Park purchases up to its $15,000,000 total aggregate dollar amount purchase commitment under the Purchase Agreement.  The right of the Company to commence sales under the purchase agreement is subject to the satisfaction of certain conditions including but not limited to a Registration Statement covering the resale of the shares being declared effective under the Securities Act by the SEC, and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC.  As mentioned in Note 7, on October 21, 2021, the Company issued the 1,003,378 initial commitment shares.   As of the date of these financial statements, the Company has not filed the Registration Statement pursuant to this Purchase Agreement. The Purchase Agreement prohibits the Company from directing Lincoln Park to purchase any shares of the Company’s common stock if those shares, when aggregated with all other shares of common stock then beneficially owned by Lincoln Park (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder), would result in Lincoln Park beneficially owning more than 4.99% of the outstanding shares of the Company’s common stock.

15.       SUBSEQUENT EVENTS

On February 15, 2022, Leet Entertainment Group Limited transferred all 1,000 ordinary shares of Leet Entertainment Sdn. Bhd to the Company at part of the Company’s plans to restructure and simplify the corporate structure.

On April 4, 2022, the Company sold all its 10,000 shares in Leet Technology Limited to Mr. Song for $10,000 at part of its plans to restructure and simplify the corporate structure.

F-29

ITEM 9 – Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

ITEM 9A – Controls and Procedures

Conclusions Regarding the Effectiveness of Disclosure Controls and Procedures

As required by Rule 13a-15(f) and 15d-15(f) under the Securities Exchange Act, our management, including Dong Jung, Long, our chief executive officer, and Kamal Hamidon, our chief financial officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of December 31, 2021.

Disclosure controls and procedures refer to controls and other procedures designed to ensure that information required to be disclosed in the reports we file or submit under the Securities Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure. In designing and evaluating our disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management is required to apply its judgment in evaluating and implementing possible controls and procedures.

Furthermore, smaller reporting companies face additional limitations. Smaller reporting companies employ fewer individuals and find it difficult to properly segregate duties. Often, one or two individuals control every aspect of the company’s operation and are in a position to override any system of internal control. Additionally, smaller reporting companies tend to utilize general accounting software packages that lack a rigorous set of software controls.

Management conducted its evaluation of disclosure controls and procedures under the supervision of our chief executive officer and our chief financial officer. Based on that evaluation, Mr. Long and Mr. Hamidon concluded that, because our internal controls over financial reporting are not effective, as described below, our disclosure controls and procedures were not effective as of December 31, 2021.

Management’s Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) under the Securities Exchange Act. Our management is also required to assess and report on the effectiveness of our internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”). Management assessed the effectiveness of our internal control over financial reporting as of December 31, 2021. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control – Integrated Framework (“2013 Framework”) issued in 2013. During our assessment of the effectiveness of internal control over financial reporting as of December 31, 2021, management identified material weaknesses related to (i) the U.S. GAAP expertise of our internal accounting staff and chief financial officer, (ii) our internal audit functions, (iii) a lack of segregation of duties within accounting functions, and (iv) recognition error on accounting for revenue. The material weakness on revenue recognition error resulted in material misstatements to the unaudited condensed consolidated financial statements as of and for the period ending June 30, 2021 and September 30, 2021.In consequence, our internal controls over financial reporting were not effective at December 31, 2021.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. A significant deficiency is a deficiency, or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of the company’s financial reporting.

20

Remediation Plan

Management has implemented remediation steps to improve our internal control over financial reporting. Specifically, we expanded and improved our review process for revenue related transactions and contracts with our customers and ASC 606. We plan to further improve this process by enhancing access to accounting literature, identification of third-party professionals with whom to consult regarding complex accounting applications and consideration of additional staff with the requisite experience and training to supplement existing accounting professionals.

In light of these material weaknesses, we performed additional analyses and procedures in order to conclude that our consolidated financial statements for the years ended December 31, 2021 and 2020 included in this Annual Report on Form 10-K were fairly stated in accordance with the U.S. GAAP. Accordingly, management believes that despite our material weaknesses, our consolidated financial statements for the years ended December 31, 2021 and 2020 are fairly stated, in all material respects, in accordance with the U.S. GAAP.

This Annual Report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by our registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management's report.

Changes in Internal Control over Financial Reporting

There have been no changes in the Company's internal control over financial reporting during the last quarterly period covered by this report that have materially affected, and therefore has no significant impact on the company’s financial report nor internal control. Under the new ownership and management, accounting officer will provide monthly, quarterly, semi-annually, annually financial statements to our shareholders, CPA, and corporate management to ensure accurate financial activities recorded.

ITEM 9B – OTHER INFORMATION

There are no events required to be disclosed by the Item.

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PART III

ITEM 10 – DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

All directors of our Company hold office until the next annual meeting of the security holders or until their successors have been elected and qualified. The officers of our Company are appointed by our board of directors and hold office until their death, resignation or removal from office. Our directors and executive officers, their ages, positions held, and duration as such, are as follows:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Dai, SONG	Director	59	October 23, 2020
Ding Jung, LONG	Chief Executive Officer	45	November 18, 2020
Kamal Hamidon	Chief Financial Officer	59	November 18, 2020
Ganesha Karuppiaya	Independent Director	39	July 29, 2021
Elaine Binti Lockman	Non-Executive Director	53	August 23, 2021
Daniel Pacheco	Chief Technology Officer	28	November 17, 2021

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

DAI, SONG-Director

Dai SONG has served as Director of Bru-Haas, a licensed Telecom Operator in Brunei since 2004 and Malaysia since 1998. He began his career at State Street Bank & Trust in Boston (1984-1986) handling custody services for Institutional Liquid Assets – Goldman Sachs.

From 1986 onwards, Mr. Song worked in Institutional Real Estate Development & Management in the Boston area.

In 1991, he returned to Malaysia and was a consultant for Arthur Andersen & Co. He left to form private companies in the telecoms and IT sectors. As a serial entrepreneur, in 1997, Mr. Song started Bru-Haas as a Telecom Wholesale Provider and has since expanded the network to North Asia, America, Middle East, and Africa.

In 2013, as part of a Joint Venture between Brunei International Gateway Sdn. Bhd. (now Unified National Networks) and Bru-Haas (B) Sdn Bhd, Mr. Dai SONG was the Managing Director of BIG Singapore working with the consortium submarine cable networks of Asia America Gateway, South East Asia Japan Cable System as part of Brunei representation. The consortium members include SingTel, Google, Telstra, Telekom Malaysia, China Telecom, Bharti, China Mobile, PLDT, and other carriers.

In 2020, he co-founded Leet Technology Limited (“LTL”) together with Mr. Ding Jung LONG to venture into eSports and social gaming which he strongly believes is a key driver to increase growth in data consumption as part of the overall mobile growth.

Mr. Song received his Bachelor of Science Management (Finance and Accounting) in 1984 from the University of Massachusetts-Boston.

We believe that Mr. Song brings to the Board his deep telecom, finance, and business experience in the South East Asia region.

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DING JUNG, LONG-CEO

Ding Jung LONG has been in the Asian gaming scene for more than a decade, having spent the last 15 years in senior management positions in Terra ICT (eGames Global), Asiasoft, Migme and now the Co-founder and CEO of LTL.

He graduated from University of Curtin, Western Australia with a Bachelor’s Degree in Marketing. Mr. Ding Jung LONG started his career in IT companies such as HP and Computer Sciences Corporation. In 2003, he saw the emerging opportunity of the online video game industry and ventured into Terra ICT, being one of the first companies to bring in online video games to Malaysia and subsequently around the South Est Asia region.

From distribution to publishing, he oversaw several hit titles such as O2Jam, Knight Online, Maplestory, Ragnarok Online 2, Sudden Attack and Audition which captured South East Asia users and remains as some of the top grossing revenue drivers in his previous companies.

Prior to co-founding LTL with Dai SONG, he ran Global operations for Migme, a social entertainment platform enhanced with gaming and virtual gifting listed on the ASX with almost 60 million MAU. Mr. Ding Jung LONG brings his considerable management knowledge and expertise in advancing companies from the start-up phase through expansions and revenue growth stages to LTL.

KAMAL HAMIDON-CFO

Kamal has had an extensive career in the banking and financial sector. Throughout his 30 years of banking career, he has been with several local and international banks which includes prime banks such as HSBC, Standard Chartered and Citibank. He specializes in treasury and international trade financing.

Kamal earned a Bachelor’s degree in Business Administration and Management from the Ottawa University-Kansas in 1991. Kamal joined LTL in 2017 as the Chief Financial Officer.

Kamal’s extensive career in international banking, with a specialty in international trade, places him in a unique position to understand both traditional business cashflow models, and the virtual currency components of the Matchroom platform. He currently manages the financial, accounting and human resource administration aspects of the business.

GANESHA KARUPPIAYA-Independent Director

Mr. Karuppiaya began his career as a Senior Software Engineer, developing web and networking applications. After about 2 years, he joined Bru-Haas (M) Sdn Bhd as a Technical Consultant/Presales Engineer in 2007, supporting the company's telecommunications business functions, from pre-sales to the provision and after-sales support.

During the newly introduced vertical, Ganesha took on an additional role to lead the early RADTRIX Application Development and Integration with Clicque Technology Sdn Bhd, working with Teleradiology clients to lead the team designing, preparing, and integrating the platform with existing Hospitality Information and Radiology Information Systems. He currently leads the technical and application team to further improve and develop RADTRIX.

In 2017, he joined LTL as a Chief Technology Officer (“CTO”) to spearhead the development of LTL’s platform, and has since managed both external and internal development teams, looked into new technologies and automations. On July 29, 2021, he was appointed to the Board of Directors as Independent Director. He resigned as a CTO on July 29, 2021.

Ganesha earned a Bachelor of Science degree in Computer Science from Coventry University, England in 2005.

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ELAIN BINTI LOCKMAN –Non-Executive Director

Ms. Lockman has extensive experience in government-linked organizations and start-up businesses, specifically in the areas of management and operations, business strategy, business development, stakeholders relationship management (government, corporates & influencers), branding, marketing and corporate communications. She is the CEO and Co-founder of Ata Plus, an Equity Crowdfunding online platform. Previously, she has worked with The iAGroup, One Big Idea, MSC Management Services, E&E Good Works, Green Science, Media Shoppe, Packet One Networks, Digi, Gyro, Malaysia Debt Ventures, Globalb2b2c, iPerinitis, MDEC, Petronas.

Ms. Lockman is a non-Executive Director on the board of Reservoir Link Berhad, a company listed on the ACE Market of Bursa Malaysia, as well as Daya Materials Berhad, a company listed on the Main Board of Bursa Malaysia. She was also on the Board of Western Union Payments Malaysia from 2012 till 2019, while being actively involved in the start-up community, advising entrepreneurs in funding, strategy and operations.

Ms. Lockman has an MSc in Operational Research and BSc in Actuarial Science from the London School of Economics.

DANIEL PACHECO - CTO

Mr. Pacheco’s career in Software Development began in 2014. As a Software Engineer, he was involved in all stages of the software development life cycle to design and implement customer management solutions. In 2017, he joined Xendity, a fintech start-up and e-KYC solution provider as a software engineer. He helped build the core functionality of the fraud-detection system using machine learning models and algorithms. He continuously improved Xendity’s fraud-detection system, while establishing an Artificial Intelligence Department. Mr. Pacheco has overseen the growth of Xendity, which was acquired in 2021 by a renown Malaysian publicly listed company, Green Packet Sdn. Bhd.

He graduated with First-class Honors in Computer Science from Birmingham City University, England in 2017, has participated in over 30 programming contests and won various awards from across Europe.

Term of Office

Our directors hold office until the next annual meeting or until their successors have been elected and qualified, or until they resign or are removed. Our board of directors appoints our officers, and our officers hold office until their successors are chosen and qualify, or until their resignation or their removal.

Family Relationships

There are no family relationships among our directors or officers.

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Involvement in Certain Legal Proceedings

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	Other than the involuntary bankruptcy proceeding mentioned herein, no bankruptcy petition has been filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.	being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Committees

All proceedings of the board of directors for the year ended December 31, 2021 were conducted by resolutions consented to in writing by the board of directors and filed with the minutes of the proceedings of our board of directors. Our company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes that the functions of such committees can be adequately performed by the board of directors.

We do not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for directors. The board of directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our company does not currently have any specific or minimum criteria for the election of nominees to the board of directors and we do not have any specific process or procedure for evaluating such nominees. The board of directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our board of directors may do so by directing a written request addressed to our president at the address appearing on the first page of this annual report.

25

Audit Committee Financial Expert

We established an audit committee of the board of directors. The members of our audit committee are Mr. Dai Song and Ms. Elain Lockman. Mr. Dai Song serves as the Chairman of the audit committee. We believe that the audit committee members are collectively capable of analyzing and evaluating our consolidated financial statements and understanding internal controls and procedures for financial reporting.

Nomination Procedures for Appointment of Directors

As of December 31, 2021, we did not affect any material changes to the procedures by which our stockholders may recommend nominees to our board of directors.

Code of Ethics

We have not adopted a Code of Ethics, as required by sections 406 and 407 of the Sarbanes -Oxley Act of 2002. Our management believes that the size of our company and current operations at this time do not require a code of ethics to govern the behavior of our officers. We anticipate that we will adopt a code of ethics once we are in a position to do so.

Section 16(a) Beneficial Ownership

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

During the fiscal year ended December 31, 2021, to the Company’s knowledge, the following delinquencies occurred:

Name	No. of Late Reports	No. of Transactions Reported Late	No. of Failures to File
Song Dai	1	0	0

Indemnification of Directors and Officers

Article Fourteen of our Articles of Incorporation provides that, to the fullest extent permitted by law, no director or officer shall be personally liable to the corporation or its shareholders for damages for breach of any duty owed to the corporation or its shareholders. In addition, the corporation shall have the power, in its bylaws or in any resolution of its stockholders or directors, to indemnify the officers and directors of the corporation against any liability as may be determined to be in the best interests of this corporation, and in conjunction therewith, to buy, at the corporation’s expense, policies of insurance.

26

Article XI of our Bylaws further addresses indemnification of our directors and officers and allows us to indemnify our directors and officers to the fullest extent permitted by the General Corporation Law of Delaware.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the small business issuer pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

ITEM 11 - EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

(a)	all individuals serving as our principal executive officer during the years ended December 31, 2021 and 2020;

(b)	each of our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at December 31, 2021 and 2020 who had total compensation exceeding $100,000; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at December 31, 2021 and 2020,

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Summary Compensation

The following table provides a summary of the compensation received by the persons set out therein for each of our last two fiscal years:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Ding Jung, Long	2021	95,613	-0-	-0-	-0-	-0-	-0-	-0-	95,613
CEO (1)	2020	94,294	-0-	-0-	-0-	-0-	-0-	-0-	94,294

Kamal Hamidon	2021	52,152	-0-	-0-	-0-	-0-	-0-	-0-	52,152
CFO	2020	51,433	-0-	-0-	-0-	-0-	-0-	-0-	51,433

Dai, Song	2021	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
CEO (2)	2020	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Ganesha Karuppiaya	2021	14,487	-0-	-0-	-0-	-0-	-0-	-0-	14,487
Independent Director(3)	2020	14,287	-0-	-0-	-0-	-0-	-0-	-0-	14,287

Elaine Binti Lockman
Non-Executive Director(4)	2021	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Daniel Pacheco
Chief Technology Officer(5)	2021	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

David Haridim	2021	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
CEO, CFO and Secretary(6)	2020	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)	Mr. Ding Jung, Long was appointed as CEO on November 18, 2020

(2)	Mr. Dai, Song was appointed as director and CEO and CFO on October 23, 2020 and resigned as CEO and CFO on November 18, 2020.

(3)	On July 29, 2021, Mr. Ganesha Karuppiaya was appointed to the Board of Directors as Independent Director. He resigned as a Chief Technology Officer on July 29, 2021.

(4)	On August 23, 2021, Ms. Elain Binti Lockman was appointed to the Board of Directors.

(5)	On July 29, 2021, Mr. Daniel Pacheco was appointed as interim Chief Technology Officer. On November 17, 2021, the Company appointed Mr. Pacheco as permanent Chief Technology Officer.

(6)	On January 2, 2019, Mr. David Haridim, the principal of Doheny Group, LLC, was appointed to our Board of Directors and as our sole executive officer. Since his appointment neither he nor Doheny Group, LLC has received any compensation from us as salary, royalties, stock, or otherwise. He resigned as CEO effective October 23, 2020.

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Employment Contracts

We established an audit committee of the board of directors. The members of our audit committee are Mr. Dai Song and Ms. Elain Lockman. Mr. Dai Song serves as the Chairman of the audit committee. We believe that the audit committee members are collectively capable of analyzing and evaluating our consolidated financial statements and understanding internal controls and procedures for financial reporting.

Director Compensation

The following table sets forth director compensation for 2021 and 2020:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Dai, Song(1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Elaine Binti Lockman(2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Ganesha Karuppiaya(3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

David Haridim(4)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)	Mr. Song was appointed as director as of October 23, 2020.

(2)	On August 23, 2021, Ms. Elain Binti Lockman was appointed to the Board of Directors.

(3)	On July 29, 2021, Mr. Ganesha Karuppiaya was appointed to the Board of Directors as Independent Director. He resigned as a Chief Technology Officer on July 29, 2021.

(4)	On January 2, 2019, Mr. David Haridim, the principal of Doheny Group, LLC, was appointed to our Board of Directors and as our sole executive officer. He resigned effective October 23, 2020.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers on December 31, 2021:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Dai, Song (1)	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-

Elaine Binti Lockman(2)	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-

Ganesha Karuppiaya(3)	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-

David Haridim (4)	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-

(1)	Mr. Song was appointed President, Chief Executive Officer, Secretary and Director on October 23, 2020. He resigned all executive offices except as director on November 18, 2020.

(2)	On August 23, 2021, Ms. Elain Binti Lockman was appointed to the Board of Directors.

(3)	On July 29, 2021, Mr. Ganesha Karuppiaya was appointed to the Board of Directors as Independent Director. He resigned as a Chief Technology Officer on July 29, 2021.

(4)	On January 2, 2019, Mr. David Haridim, the principal of Doheny Group, LLC, was appointed to our Board of Directors and as our sole executive officer. Mr. Haridam resigned as an officer and director. Neither he nor Doheny Group, LLC received any compensation from us as salary, royalties, stock, or otherwise. He resigned effective October 23, 2020.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding stock options or stock appreciation rights granted to our executive officers and directors at December 31, 2021.

Aggregated Option Exercises

There were no options exercised by any officer or director of our company during our twelve-month period ended December 31, 2021.

Long-Term Incentive Plan

On July 29, 2021, we adopted a 2021 Stock Incentive Plan for Employees and Consultants (2021 ESIP) where we filed an S-8 registration statement with the Securities and Exchange Commission registering 5,000,000 shares of common stock that were approved to be awarded under the 2021 ESIP. Pursuant to the 2021 ESIP, a total of 3,095,000 shares were issued to 4 of its employees and consultants.

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ITEM 12 - SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of April 15, 2022, certain information with respect to our equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

The following table sets forth, as of April 15, 2022, certain information with respect to the beneficial ownership of our common shares by each shareholder known by us to be the beneficial owner of more than 5% of our common shares, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class(1)

Dai SONG (1) 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia. Common Stock	112,617,521	(2)	80.2%

Ding Jung Long 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia	800,000		0.6%

Kamal Hamidon 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia	1,000,000		0.7%

Ganesha Karuppiaya 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia	1,000,000		0.7%

Dai SONG 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia. Series A Preferred Stock	1,000,000

Directors and officers as a group (common stock)	115,417,521		82.2%

_______________

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	The total includes 2,000,000 shares issued to Dai Song for his interest in Leet Technology Limited.

The issuer is not aware of any person who owns of record, or is known to own beneficially, ten percent or more of the outstanding securities of any class of the issuer, other than as set forth above. The issuer is not aware of any person who controls the issuer as specified in Section 2(a)(1) of the 1940 Act. The Company does not have an investment advisor.

31

ITEM 13 - CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Corporate Governance

As of December 31, 2021, our Board of Directors consisted of Song Dai, Ganesha Karuppiaya and Elain Lockman.. As of December 31, 2020, we did not have any directors that qualified as “independent directors” as the term is used in NASDAQ rule 5605(a)(2).

ITEM 14 – PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit fees

The aggregate fees billed for the two most recently completed fiscal periods for professional services rendered by Friedman LLP for the year ended December 31, 2021, and J&S Associates for the year ended December 31, 2020, for the audit of our annual consolidated financial statements, quarterly reviews of our interim consolidated financial statements and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Audit Fees and Audit Related Fees	$50,000	$81,300
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$50,000	$81,300

In the above table, “audit fees” are fees billed by our company’s external auditor for services provided in auditing our company’s annual consolidated financial statements for the subject year. “Audit-related fees” are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit review of our company’s consolidated financial statements. “Tax fees” are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the auditor for products and services not included in the foregoing categories.

32

PART IV

ITEM 15 - EXHIBITS, FINANCIAL STATEMENT SCHEDULES

(a)(1) Financial Statements

For a list of financial statements and supplementary data filed as part of this Annual Report, see the Index to Financial Statements beginning at page F-1 of this Annual Report.

(a)(2) Financial Statement Schedules

We do not have any financial statement schedules required to be supplied under this Item.

(a)(3) Exhibits

Refer to (b) below.

Item No.	Description
10.1	Employment Agreement between Leet Entertainment and Kamal Hamidon Bin Mohamed Ali

10.2	Employment Agreement between Leet Entertainment and Long Ding Jung

10.3	Employment Agreement between Leet Entertainment and Ganesha Karuppiaya

31.1	Principal Executive Officer Certification required by Rules 13a-14 and 15d-14 as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Principal Financial Officer Certification required by Rules 13a-14 and 15d-14 as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification of Principal Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes Oxley Act of 2002.

32.2	Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes Oxley Act of 2002.

101.	Inline Interactive Data Files for the Company’s Form 10-K.

33

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blow & Drive Interlock Corporation

Dated: April 15, 2022		/s/ Ding Jung LONG
	By:	Ding Jung LONG
	Its:	CEO

Dated: April 15, 2022		/s/ Kamal Hamidon
	By:	Kamal Hamidon
	Its:	Chief Financial Officer and Principal Accounting Officer

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dated: April 15, 2022		/s/ Dai Song
	By:	Dai Song, Director

34

EXHIBIT 31.1

CERTIFICATION PURSUANT TO 18 U.S.C. ss 1350, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ding Jung LONG, certify that:

1.	I have reviewed this annual report on Form 10-K of Leet Technology Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.	The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: April 15, 2022

/s/ Ding Jung LONG
Ding Jung LONG
Chief Executive Officer
(Principal Executive Officer)

C-35

EXHIBIT 31.2

CERTIFICATION PURSUANT TO 18 U.S.C. ss 1350, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Kamal Hamidon, certify that:

1.	I have reviewed this annual report on Form 10-K of Leet Technology Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.	The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: April 15, 2022

/s/ Kamal Hamidon
Kamal Hamidon
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

C-36

EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ding Jung LONG, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 10-K of Leet Technology Inc. for the year ended December 31, 2021 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Leet Technology Inc.

Dated: April 15, 2022	/s/ Ding Jung LONG
Ding Jung LONG
Chief Executive Officer (Principal Executive Officer)
Leet Technology Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Leet Technology Inc. and will be retained by Leet Technology Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

C-37

EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kamal Hamidon, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 10-K of Leet Technology Inc. for the year ended December 31, 2021 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Leet Technology Inc.

Dated: April 15, 2022	/s/ Kamal Hamidon
Kamal Hamidon
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Leet Technology Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Leet Technology Inc. and will be retained by Leet Technology Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

C-38

Annex D

Form 10-Q

Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2022

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _______________ to _______________.

Commission file number: 000-55053

LEET TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Delaware	46-3590850
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

805, 8th Floor, Menara Mutiara Majestic,

Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia

(Address of principal executive offices) (zip code)

+603 7783 1636

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock Par value, $0.0001

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files).

Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

Yes ☐ No ☒

Indicate the number of shares outstanding of each of the registrant’s classes of common stock, as of the latest practicable date. As of August 10, 2022, there were 152,899,640 shares of common stock, $0.0001 par value, issued and outstanding, and 1,000,000 issues of preferred stock issued and outstanding, par value $0.0001.

LEET TECHNOLOGY INC.

2

PART I – FINANCIAL INFORMATION

ITEM 1 Financial Statements

LEET TECHNOLOGY INC.

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

3

LEET TECHNOLOGY INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	June 30, 2022	December 31, 2021
ASSETS
Current asset:
Cash	$2,313	$23,192
Accounts receivable	35,230	19,833
Deposit and other receivables	26,533	25,367
Total current assets	64,076	68,392

Non-current asset:
Plant and equipment, net	137,619	153,191
Capitalized development costs, net	77,585	–
Right of use assets	5,214	8,052
Total non-current assets	220,418	161,243

TOTAL ASSETS	$284,494	$229,635

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$621,246	$537,034
Accrued liabilities and other payables	60,282	51,618
Accrued compensation payable to officers and directors	386,435	366,558
Contract liability	262,908	–
Amounts due to related parties	4,718,605	4,035,596
Operating lease liabilities	2,396	5,042

Total current liabilities	6,051,872	4,995,848

Non-current liabilities
Operating lease liabilities	2,796	2,971

TOTAL LIABILITIES	6,054,668	4,998,819

Commitments and contingencies

STOCKHOLDERS’ DEFICIT
Preferred stock, 20,000,000 shares authorized, $0.0001 par value:
Series A, 1,000,000 authorized, issued and outstanding	100	100
Series B, 10,000,000 shares authorized, none issued and outstanding	–	–
Common stock, $0.0001 par value; 10,000,000,000 shares authorized; 152,899,640 shares issued and outstanding as of June 30, 2022 and December 31, 2021	15,290	15,290
Additional paid-in capital	3,062,662	3,062,662
Accumulated other comprehensive income (loss)	253,995	(12,530)
Accumulated deficit	(9,102,221)	(7,834,706)

Total stockholders’ deficit	(5,770,174)	(4,769,184)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$284,494	$229,635

See accompanying notes to these unaudited condensed consolidated financial statements.

4

LEET TECHNOLOGY INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE LOSS

(Unaudited)

	Three months		Six months
	ended June 30,		ended June 30,
	2022	2021	2022	2021

Revenue	$42,552	$14,964	$64,861	$28,466

Cost of revenue (includes related party expenses, $142,072 and $293,922 for the three and six months ended June 30, 2022, and includes related party expenses, $67,347 and $140,047 for the three and six months ended June 30, 2021)	(215,749)	(115,196)	(369,945)	(204,550)

Gross loss	(173,197)	(100,232)	(305,084)	(176,084)

Operating expenses:
Research and development (includes related party expenses, $9,068 and $18,065 for the three and six months ended June 30, 2022, and includes related party expenses, $9,079 and $18,106 for the three and six months ended June 30, 2021)	(9,068)	(9,085)	(18,065)	(18,132)
General and administrative expenses (includes related party expenses, $40,203 and $81,948 for the three and six months ended June 30, 2022, and includes related party expenses, $0 and $0 for the three and six months ended June 30, 2021)	(437,185)	(289,400)	(954,793)	(510,593)
Total operating expenses	(446,253)	(298,485)	(972,858)	(528,725)

Loss from operations	(619,450)	(398,717)	(1,277,942)	(704,809)

Other income (expense):
Interest expense	–	(1)	–	–
Interest income	–	–	77	76
Gain on disposal of subsidiaries	10,239	–	10,239	–
Other income	111	443	111	456
Total other income	10,350	442	10,427	532

LOSS BEFORE INCOME TAXES	(609,100)	(398,275)	(1,267,515)	(704,277)

Income tax expense	–	–	–	–

NET LOSS	(609,100)	(398,275)	(1,267,515)	(704,277)

Other comprehensive loss:
Foreign currency translation (loss) income	233,276	(4,675)	266,525	30,375

COMPREHENSIVE LOSS	$(375,824)	$(402,950)	$(1,000,990)	$(673,902)

Loss per share
- Basic and diluted	$(0.00)	$(0.00)	$(0.01)	$(0.01)

Weighted average number common shares outstanding
- Basic and diluted	152,899,640	140,397,289	152,899,640	140,397,289

See accompanying notes to these unaudited condensed consolidated financial statements.

5

LEET TECHNOLOGY INC.

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

(Unaudited)

						Accumulated
	Preferred stock		Common stock		Additional	other		Total
	No. of		No. of		paid-in	comprehensive	Accumulated	stockholders’
	shares	Amount	shares	Amount	capital	loss	losses	deficit

Balance as of January 1, 2021	1,000,000	$100	140,397,289	$14,040	$9,900	$(76,195)	$(2,478,119)	$(2,530,274)

Foreign currency translation adjustment	–	–	–	–	–	35,050	–	35,050
Net loss for the period	–	–	–	–	–	–	(306,002)	(306,002)
Balance as of March 31, 2021	1,000,000	$100	140,397,289	$14,040	$9,900	$(41,145)	$(2,784,121)	$(2,801,226)

Foreign currency translation adjustment	–	–	–	–	–	(4,675)	–	(4,675)
Net loss for the period	–	–	–	–	–	–	(398,275)	(398,275)
Balance as of June 30, 2021	1,000,000	$100	140,397,289	$14,040	$9,900	$(45,820)	$(3,182,396)	$(3,204,176)

Balance as of January 1, 2022	1,000,000	100	152,899,640	15,290	3,062,662	$(12,530)	$(7,834,706)	$(4,769,184)

Foreign currency translation adjustment	–	–	–	–	–	33,249	–	33,249
Net loss for the period	–	–	–	–	–	–	(658,415)	(658,415)
Balance as of March 31, 2022	1,000,000	$100	152,899,640	$15,290	$3,062,662	$20,719	$(8,493,121)	$(5,394,350)

Foreign currency translation adjustment	–	–	–	–	–	233,276	–	233,276
Net loss for the period	–	–	–	–	–	–	(609,100)	(609,100)
Balance as of June 30, 2022	1,000,000	$100	152,899,640	$15,290	$3,062,662	$253,995	$(9,102,221)	$(5,770,174)

See accompanying notes to unaudited condensed consolidated financial statements.

6

LEET TECHNOLOGY INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six months ended June 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(1,267,515)	$(704,277)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation on plant and equipment	17,941	5,087
Amortization on intangible assets	63,377	89,922
Right of use amortization	2,483	2,545
Gain on disposal of subsidiaries	(10,239)	–

Change in operating assets and liabilities:
Accounts receivable	(16,984)	5,130
Deposit and other receivables	(2,892)	(6,326)
Accounts payable	110,809	118
Accrued liabilities and other payables	12,493	(10,262)
Accrued compensation payable to officers and directors	40,763	42,497
Contract liability	271,273	–
Operating lease liabilities	(2,467)	(2,593)
Net cash used in operating activities	(780,958)	(578,159)

Cash flows from investing activities:
Purchase of plant and equipment	(9,666)	(149,395)
Disposal of cash from subsidiaries	(11,012)	–
Capitalization of development costs	(143,431)	–
Net cash used in investing activities	(164,109)	(149,395)

Cash flows from financing activities:
Repayment to a director	(613)	–
Advances from related parties	928,734	699,587
Net cash provided by financing activities	928,121	699,587

Effect on exchange rate change on cash	(3,933)	9,601

Net decrease in cash	(20,879)	(18,366)

CASH, BEGINNING OF PERIOD	23,192	38,985

CASH, END OF PERIOD	$2,313	$20,619

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for tax	$–	$–
Cash paid for interest	$–	$–

See accompanying notes to unaudited condensed consolidated financial statements.

7

LEET TECHNOLOGY INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2022

(Unaudited)

1.	DESCRIPTION OF BUSINESS AND ORGANIZATION

Leet Technology Inc. (“the Company” or “LTES”) was incorporated on July 2, 2013 under the laws of the State of Delaware. The Company currently operates an eSports platform in Malaysia.

On August 23, 2021, the Company was approved to change its current name to Leet Technology Inc. and the trading symbol of LTES.

On February 15, 2022, Leet Entertainment Group Limited transferred all 1,000 ordinary shares of Leet Entertainment Sdn. Bhd to the Company at part of the Company’s plans to restructure and simplify the corporate structure.

On April 4, 2022, the Company sold all its 10,000 shares in Leet Technology Limited, with its wholly owned subsidiary Leet Entertainment Group Limited, to Mr. Song, the majority shareholder of the Company, for $10,000 as part of its plans to restructure and simplify the corporate structure. With the completion of this corporate restructure, the Company shall henceforth only have one wholly owned Malaysian subsidiary, Leet Entertainment Sdn Bhd. Prior to the corporate restructure, Leet Entertainment Group Limited, a wholly owned subsidiary of Leet Technology Limited, transferred all its assets, liabilities, and business operations to Leet Entertainment Sdn Bhd with the approval by the board of directors. There were no changes to the main business activities of the Company as a result of these transactions.

On December 13, 2021, LEET Inc. was incorporated under the laws of British Virgins Islands (BVI). On July 22, 2022, the Board of Directors of the Company approved and authorized the Company to purchase all of Mr. Song's shares in LEET Inc. for a cash consideration of $1. As of July 26, 2022, LEET Inc. became a wholly owned subsidiary of the Company.

Description of subsidiaries

Name	Place of incorporation and kind of legal entity	Principal activities	Particulars of registered/ paid up share capital	Effective interest held

Leet Technology Limited *	Labuan, Malaysia	Investment holding	10,000 ordinary shares at par value of US$1	100%

Leet Entertainment Group Limited*	Hong Kong	Provision of information technology and mobile application development and digital content publishing service	1 ordinary share at par value of HK$1	100%

Leet Entertainment Sdn. Bhd.	Malaysia	Provision of information technology and mobile application development and digital content publishing service	1,000 ordinary shares at par value of MYR1	100%

LEET Inc.	BVI	Investment holding	1 ordinary share at par value of US$1	100%

*	were disposed on April 4, 2022.

The Company and its subsidiary are hereinafter referred to as (the “Company”).

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2.	LIQUIDITY GOING CONCERN UNCERTAINTIES

The accompanying unaudited condensed consolidated financial statements have been prepared using the going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company has determined that certain factors raise substantial doubt about its ability to continue as a going concern for a least one year from the date of issuance of these unaudited condensed consolidated financial statements.

As of June 30, 2022, the Company had $2,313 in cash, working capital deficit of $5,987,796 and accumulated deficit of $9,102,221. The Company incurred a continuous net loss of $1,267,515 during the six months ended June 30, 2022. The Company believes that its current level of cash are not sufficient to fund its operations and obligations without additional financing. In addition, with respect to the ongoing and evolving coronavirus (COVID-19) outbreak, which was designated as a pandemic by the World Health Organization on March 11, 2020, the outbreak has caused substantial disruption in international economies and global trades and if repercussions of the outbreak are prolonged, could have a significant adverse impact on the Company’s business.

The continuation of the Company as a going concern through the next twelve months is dependent upon the continued financial support from its stockholders and related parties. The Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations for one year from the date of the filing of the unaudited condensed consolidated financial statements.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These unaudited condensed consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited condensed consolidated financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying unaudited condensed consolidated financial statements and notes.

Basis of presentation

The accompanying unaudited condensed consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”) for interim financial reporting, and in accordance with instructions for Form 10-Q and Article 8 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the unaudited consolidated financial statements contained in this report reflect all adjustments that are normal and recurring in nature and considered necessary for a fair presentation of the financial position and the results of operations for the interim periods presented. The year-end balance sheet data was derived from audited financial statements but does not include all disclosures required by US GAAP. The results of operations for the interim period are not necessarily indicative of the results expected for the full year. These unaudited condensed consolidated financial statements, footnote disclosures and other information should be read in conjunction with the financial statements and the notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Use of estimates and assumptions

In preparing these unaudited condensed consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements during the period reported. Actual results may differ from these estimates.

9

Basis of consolidation

The unaudited condensed consolidated financial statements include the financial statements of the Company and its subsidiaries. All inter-company balances and transactions within the Company have been eliminated upon consolidation.

Cash

Cash represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

Accounts receivable

Accounts receivable are recorded in accordance with Accounting Standards Codification (“ASC”) 310, “Receivables.” Accounts receivable are recorded at the invoiced amount and do not bear interest, which are due within contractual payment terms, generally 30 to 90 days from completion of service. Credit is extended based on evaluation of a customer's financial condition, the customer creditworthiness and their payment history. Accounts receivable outstanding longer than the contractual payment terms are considered past due. Past due balances over 90 days and over a specified amount are reviewed individually for collectability. At the end of each quarter, the Company specifically evaluates individual customer’s financial condition, credit history, and the current economic conditions to monitor the progress of the collection of accounts receivables. The Company will consider the allowance for doubtful accounts for any estimated losses resulting from the inability of its customers to make required payments. For the receivables that are past due or not being paid according to payment terms, the appropriate actions are taken to exhaust all means of collection, including seeking legal resolution in a court of law. The Company does not have any off-balance-sheet credit exposure related to its customers. As of June 30, 2022 and December 31, 2021, there were no allowance for doubtful accounts.

Plant and equipment

Plant and equipment are stated at historical cost less accumulated depreciation. Leasehold improvements are amortized over the lessor of the based term of the lease or 5 years of the leasehold improvement. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

Expected useful lives
Computer equipment	5 years
Furniture and fixtures	5 years

Expenditures for repairs and maintenance are expensed as incurred. When assets have been retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

Capitalized development costs

In accordance with ASC 340-40, Other Assets and Deferred Costs (ASC 340-40”), the Company capitalizes certain development costs required to fulfill its obligations under contracts for its customers. These direct costs are typically incurred at a contract’s inception which enables the Company to satisfy its future performance obligations for its customers. These costs primarily consist of direct labor for coding, programing, and additional customizations specific to the customers licensed platform offering. These costs are expected to be recovered through the life of the contract.

The capitalized development costs are amortized on a customer specific contract basis using the straight-line method over the estimated economic life of the application, typically two years, beginning when those development effort were placed into service.

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Research and development costs

Research and development costs are expensed as incurred and consist of development work associated with our existing technology, customer solutions and processes. Our research and development expenses relate primarily to payroll costs for personnel, costs associated with various projects, including testing, development and other related expenses.

Impairment of long-lived assets

In accordance with the provisions of ASC Topic 360, “Impairment or Disposal of Long-Lived Assets”, all long-lived assets such as plant and equipment, intangible assets, and right of use (“ROU”) assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of an asset to its estimated future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. There was no impairment charge for the six months ended June 30, 2022 and 2021.

Contract liability

Billing practices for the Company’s contracts are governed by the contract terms of each project. Billings do not necessarily correlate with revenues recognized. The Company records contract liabilities to account for these differences in timing.

The contract liability, represents the Company’s obligation to transfer goods or services to a customer for which the Company has been paid by the customer or for which the Company is obligated to perform under the contract. Revenue for future services reflected in this account are recognized, and the liability is reduced, as the Company subsequently satisfies the performance obligation under the contract.

Revenue recognition

The revenue of the Company is currently generated from the provision of white label solutions and esports event management and team services. The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) Topic 606 – Revenue from Contracts with Customers (“ASC 606”) when control of a product or service is transferred to a customer.

Under ASC 606, a performance obligation is a promise within a contract to transfer a distinct good or service, or a series of distinct goods and services, to a customer. Revenue is recognized when performance obligations are satisfied, and the customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for goods or services. Under the standard, a contract’s transaction price is allocated to each distinct performance obligation. To determine revenue recognition for arrangements that the Company determines are within the scope of ASC 606, the Company performs the following five steps:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

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White Label Solutions Revenue

The Company derives revenue from the provision of white label solutions. The Company offers white label, contracted licensed, solutions primarily to their information & communications technology (“ICT”) partners. The Company engages its ICT partners to utilize its Matchroom.net Platform. For customers who have their own platforms and apps being used, the Company will customize the design of Matchroom.net to meet the customer’s need and integrate, a customized solution into the customer’s system. The Matchroom.net platform and software solution is customizable to the specific needs of each customer and can be integrated across multiple platforms. On average it will take the Company three months to complete the customization of the platform for a customers use.

The Company’s typical arrangement involves customizing the Matchroom.net platform solution, which requires technical programming support to build out the platform to its customers specifications. As a result, in analyzing the performance obligations being provided to the customer the Company considers the software license and customization services as a single performance obligation as required by ASC 606. In carrying out the services under these arrangements, the Company is often provided with upfront payment which is deferred and recognized into revenue over the duration of the contract. Additionally, the Company recognizes ticket revenue, upon the redemption of tickets, when the performance obligation has been satisfied.

Esports Tournament Management and Team Services Revenue

The Company derives revenue from esports tournament management and team services. The Company offers tournament management services to their customers, whereby they are engaged to provide the service of managing and hosting a tournament of the customer’s choice. The Company provides the required manpower and skills to host and manage an esports tournament on their own Matchroom.net platform or on the platform of the customer. The hosting and management of these tournaments on behalf of the customer is deemed to be one performance obligation and is met over the period of performance (couple of days) in which the tournament is held.

The amount to be recognized as revenue equals the predetermined event management fee as per the agreement in place between the Company and the customer. The Company fulfils its performance obligation through the execution and completion of hosting the tournament, over the period of performance that being the multi-day tournament. The amount per the contract is based on the needs of the customer and the required level of manpower or skills needed for the relevant tournament.

Apart from hosting the tournaments of other customers, the Company also hosts and managed their own internally held tournaments. The Company will obtain sponsorship agreements with other third-party entities whereby the Company commits to deliver certain sponsor and promotional services in exchange for consideration. Upon completion of the tournament a work completion report will be generated and communicated to the customer. Revenue will be recording pro rata during the duration of the tournament. The Company invoices its promotional partners based on the contracted services within the agreement.

Disaggregation of Revenue

The Company has disaggregated its revenue from contracts with customers into categories based on the nature of the revenue. The following table presents the revenue streams by segments, with the presentation revenue categories presented on the statements of operation for the periods indicated:

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021

White label solutions	$35,362	$5,152	$52,735	$10,320
Esport tournament management and team services	5,082	8,127	8,396	9,630
Matchroom Mini-app solutions	2,108	1,685	3,730	8,516
	$42,552	$14,964	$64,861	$28,466

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Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, Income Taxes (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

For the six months ended June 30, 2022 and 2021, the Company did not have any interest and penalties associated with tax positions. As of June 30, 2022 and December 31, 2021, the Company did not have any significant unrecognized uncertain tax positions.

The Company is subject to tax in local and foreign jurisdiction. As a result of its business activities, the Company files tax returns that are subject to examination by the relevant tax authorities.

Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the condensed consolidated statement of operations.

The reporting currency of the Company is United States Dollar (“US$”) and the accompanying unaudited condensed consolidated financial statements have been expressed in US$. The functional currencies of the Company’s operating subsidiaries are their local currencies (Hong Kong Dollars (“HKD”) and Malaysian Ringgit (“MYR”)). HKD-denominated assets and liabilities are translated into the United States Dollar using the exchange rate at the balance sheet date (0.1274 and 0.12866, at June 30, 2022 and December 31, 2021, respectively), and revenue and expense accounts are translated using the weighted average exchange rate in effect for the period (0.1278 and 0.12885 for the six months ended June 30, 2022 and 2021, respectively). MYR-denominated assets and liabilities are translated into the United States Dollar using the exchange rate at the balance sheet date (0.22705 and 0.24145, at June 30, 2022 and December 31, 2021, respectively), and revenue and expense accounts are translated using the weighted average exchange rate in effect for the period (0.23427 and 0.24423 for the six months ended June 30, 2022 and 2021, respectively).

Comprehensive income

ASC Topic 220, “Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying unaudited condensed consolidated statements of changes in stockholders’ deficit, consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

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Retirement plan costs

Contributions to retirement plans (which are defined contribution plans) are charged to general and administrative expenses in the accompanying unaudited condensed consolidated statements of operation as the related employee service is provided.

Leases

The Company accounts for leases in accordance with Topic 842, “Leases” (“ASC 842”) and determines if an arrangement is a lease at inception. Operating leases are included in operating ROU assets, other current liabilities, and operating lease liabilities in our unaudited condensed consolidated balance sheets. Finance leases are included in property and equipment, other current liabilities, and other long-term liabilities in our unaudited condensed consolidated balance sheets.

ROU assets represent the right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As most of the Company’s leases do not provide an implicit rate, the Company generally use the incremental borrowing rate based on the estimated rate of interest for collateralized borrowing over a similar term of the lease payments at commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. The lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

In accordance with the guidance in ASC 842, components of a lease should be split into three categories: lease components (e.g. land, building, etc.), non-lease components (e.g. common area maintenance, consumables, etc.), and non-components (e.g. property taxes, insurance, etc.). Subsequently, the fixed and in-substance fixed contract consideration (including any related to non-components) must be allocated based on the respective relative fair values to the lease components and non-lease components.

Net loss per share

The Company calculates net income or loss per share in accordance with ASC Topic 260, “Earnings per Share.” Basic income or loss per share is computed by dividing the net income or loss by the weighted-average number of common shares outstanding during the period. Diluted net loss per share is the same as basic net loss per share when their inclusion would have an anti-dilutive effect due to the continuing net losses. The following anti-dilutive equity and debt securities were excluded from the computation of net loss per share.

	As of
	June 30, 2022	June 30, 2021
	(Shares)	(Shares)

Warrants	190,000	3,993,492

Contingencies

The Company follows the ASC 450-20 to report accounting for contingencies. Certain conditions may exist as of the date the unaudited financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

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If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s unaudited condensed consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that any matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

Fair value of financial instruments

The Carrying amounts for cash, accounts receivable, deposits receivable, accounts payable, accrued liabilities, and other payables approximate their fair value because of their short-term maturity. The Company determined that the carrying amount of accrued compensation payable to officers and directors and amounts due to related parties approximates fair value as these amounts are indicative of the amounts the company would expect to settle in current market exchange.

Stock based compensation

The Company accounts for non-employee stock-based compensation in accordance with the guidance of FASB ASC Topic 718, Compensation—Stock Compensation, which requires all share-based payments to non-employees to be recognized in the financial statements based on their fair values. The fair value of the equity instrument is charged directly to compensation expense and credited to additional paid-in capital.

Recent accounting pronouncements

Accounting Standards Issued, Adopted

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform - Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848), which provides temporary optional expedients and exceptions to the GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from LIBOR and other interbank offered rates to alternative reference rates such as the Secured Overnight Financing Rate (SOFR). This guidance is effective upon issuance and generally can be applied through the end of calendar year 2022. Adoption of the standard requires certain changes to be made prospectively. Adopting the standard did not have a material impact on the unaudited condensed consolidated financial statements.

Accounting Standards Issued, Not Adopted

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). This ASU requires measurement and recognition of expected credit losses for financial assets. ASU 2016-13 also requires new disclosures for financial assets measured at amortized cost, loans, and available-for-sale debt securities. ASU 2016-13 is effective for the Company beginning January 1, 2023. Entities will apply the standard’s provisions as a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is adopted. The Company is currently evaluating the impact and applicability of this new standard.

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board or other standard setting bodies that are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

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4.	PLANT AND EQUIPMENT

Plant and equipment consisted of the following:

	As of
	June 30, 2022	December 31, 2021

Computer equipment	$171,686	$170,056
Furniture and fixtures	8,908	5,607
Leasehold improvements	22,744	18,009
Foreign currency translation difference	(11,026)	(1,026)
	192,312	192,646
Less: accumulated depreciation and amortization	(57,696)	(39,756)
Less: foreign currency translation difference	3,003	301
	$137,619	$153,191

Depreciation and amortization expense for the three months ended June 30, 2022 and 2021 were $9,260 and $3,843, respectively.

Depreciation and amortization expense for the six months ended June 30, 2022 and 2021 were $17,941 and $5,087, respectively.

During the six months ended June 30, 2022 and year ended December 31, 2021 the Company purchased computers and equipment of approximately $0 and $145,883, respectively from a related party, Bru Haas Consultants.

5.	CAPITALIZED DEVELOPMENT COSTS

During the six months ended June 30, 2022 and 2021, the Company capitalized development costs of $143,431and $0, respectively for the customization and enhancements of the gaming platform provided to customers under contract. The estimated useful life specific to each contracts total capitalized cost is based on the original length of the customer contract from 6 months to 24 months. During the six months ended June 30, 2022 and 2021, the Company amortized development costs of $63,377 and $0, respectively.

6.	LEASE LIABILITY

The Company entered into an operating lease for office premises. The lease term is fixed for 2 years. The Company adopted ASC 842, using the modified-retrospective approach as discussed in Note 3, and as a result, recognized a right-of-use asset and a lease liability. The Company uses 1.75% rate to determine the present value of the lease payments.

The Company excludes short-term leases (those with lease terms of less than one year at inception) from the measurement of lease liabilities or right-of-use assets.

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The consolidated balance sheet allocation of assets and liabilities related to operating lease is as follows:

	Consolidated Balance	As of
	Sheets Caption	June 30, 2022	December 31, 2021

Assets	Operating lease right-of-use assets	$5,214	$8,052

Liabilities:
Current	Operating lease liability – current	$2,396	$5,042
Non-current	Operating lease liability – non-current	2,796	2,971

Total lease liabilities		$5,192	$8,013

 For the six months ended June 30, 2022 and 2021, the Company recorded lease expenses of $2,530 and $2,638 respectively.

The future minimum operating lease commitments for operating leases having initial or non-cancelable terms in excess of one year are as follows:

Year Ending June 30,
2023	$4,904
2024	409
2025	–
2026	–
2027	–
Total minimum lease payments	5,313
Less: interest	(121)

Total present value of lease liabilities	$5,192

7.	STOCKHOLDERS’ DEFICIT

Preferred Stock

The Company’s articles of incorporation authorize the Company to issue up to 20,000,000 preferred shares of $0.0001 par value.

Series A Preferred Stock

The Company has been authorized to issue 1,000,000 shares of Series A Preferred Stock. The Series A shares have the following preferences: no dividend rights; no liquidation preference over the Company’s common stock; no conversion rights; no redemption rights; no call rights by the Company; each share of Series A Preferred stock will have one hundred (100) votes on all matters validly brought to the Company’s common stockholders.

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Series B Convertible Preferred Stock

The Company has authorized 10,000,000 shares of Series B Convertible Preferred Stock. The Series B shares have the following preferences: (i) dividend rights in pari passu with the Company’s common stock on an as converted basis, (ii) liquidation preference   over the Company’s common stock, (iii) conversion rights of 10 shares of common stock for each share of Series B Convertible Preferred Stock converted, (iv) no redemption rights, (v) no call rights, (vi) each share of Series B Convertible Preferred Stock will have 1,000 votes on all matters validly brought to the Company’s common stock holders.

As of June 30, 2022 and December 31, 2021, the total number of Series A preferred shares issued and outstanding was 1,000,000 shares.

As of June 30, 2022 and December 31, 2021, there was no Series B preferred shares issued or outstanding.

Common Stock

The Company has authorized 10,000,000,000 shares of $0.0001 par value. Holders of common stock are entitled to one vote for each share held. There are no restrictions that limit the Company’s ability to pay dividends on its common stock, subject to the requirements of the Delaware Revised Statutes. The Company has not declared any dividends since incorporation.

On September 3, 2021, the Company issued an aggregate of 7,000,000 shares of Common Stock pursuant to the terms of the 2021 Employee Stock Incentive Plan to its consultants. Management recognized that the issuance was incorrect as it exceeded its mandate with the prior Form S-8 registration statement with respect to the allowance of shares registered.

To rectify the above, the Board of Directors approved the 2022 Stock Incentive Plan for Employees and Consultants and filed Form S-8 on June 30, 2022, to register 7,000,000 shares of Common Stock. On June 30, 2022, the Company issued 7,000,000 shares of its Common Stock to employees and consultants for services rendered and proceeded to cancel the 7,000,000 shares of Common Stock that was incorrectly issued.

As of June 30, 2022 and December 31, 2021, the Company had 152,899,640 shares of its common stock issued and outstanding.

8.	WARRANTS

The Company issued common stock warrants in individual sales and in connection with common stock purchase agreements. The warrants have expiration dates ranging from three to four years from the date of grant and exercise prices ranging from $0.10 to $1.00.

A summary of warrant activity for the periods presented is as follow:

	Weighted average
	Warrants for common shares	Exercise price	Remaining contractual life (in years)
Outstanding as of December 31, 2020	4,080,160	$0.71	0.79
Forfeited, cancelled, expired	(3,169,750)	0.08	(0.46)
Outstanding as of December 31, 2021	910,410	0.79	0.33
Forfeited, cancelled, expired	(720,410)	(0.11)	(0.28)
Outstanding as of June 30, 2022	190,000	$0.68	0.05

There were 190,000 warrants exercisable at June 30, 2022 with a weighted average exercise price of $0.68. The intrinsic value of the warrants exercisable during the six months ended June 30, 2022 and 2021 was $0 and $0, respectively.

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9.	INCOME TAX

The Company recorded $0 tax provision for the six months ended June 30, 2022 and 2021, due in large part to its expected tax losses for the year and maintaining a full valuation allowance against its net deferred tax assets in every jurisdiction that it is operating in.

At December 31, 2021, the Company has U.S. federal operating loss carryforwards of $7,247,356, and state of California operating loss carryforwards of $6,542,099. Due to U.S. enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (the "TCJA") in 2017, U.S. federal net operating loss carryforwards in the amount of $4,601,190, generated after 2017 have an indefinite carryforward period. U.S. net operating loss carryforwards, in the amount of $2,646,166, generated prior to 2018 will expire, if unused, beginning in 2034. State net operating loss carryforwards will begin to expire, if unused, in 2034.

At December 31, 2021, the Company’s subsidiary operating in Hong Kong has net operating loss carryforwards of $698,685 which do not expire and therefore can be carried forward indefinitely.

At December 31, 2021, the Company’s subsidiary operating in Malaysia has net operating loss of $2,525,831. Net operating loss carryforwards will begin to expire, if unused, in 2025.

The Company follows the provision of ASC 740 which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the Company has taken or expects to take on a tax return. The Company did not have any unrecognized tax positions or benefits as of June 30, 2022 and December 31, 2021. The Company recognizes interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. We do not expect any material changes in our unrecognized tax benefits over the next 12 months.

The Company’s ability to utilize U.S. net operating loss carryforwards to offset future taxable income may be deferred or limited significantly if the Company were to experience an “ownership change” as defined in section 382 of the Internal Revenue Code of 1986, as amended, and corresponding provisions of state law. In general, an ownership change occurs when the ownership of the Company’s stock by 5 percent or more shareholders “5-percent shareholders” exceeds 50 percentage points within a three-year period. We have not conducted a Section 382 study to determine whether the use of our U.S. net operating losses is limited. We may have experienced ownership changes in the past, and we may experience ownership changes in the future, some of which are outside our control. This could limit the amount of net operating losses that we can utilize annually to offset future taxable income or tax liabilities.

10.	RELATED PARTY TRANSACTIONS

Related party balances consisted of the following:

	As of
	June 30, 2022	December 31, 2021

Due to Porta Capital Limited (“Porta Capital”)	$2,032,955	$2,063,876
Due to Bru Haas (B) Sdn Bhd (“Bru Haas (B)”)	2,313,278	1,675,573
Due to Bru Haas Sdn Bhd (“Bru Haas”)	182,890	168,649
Due to Clicque Technology Snd Bhd (“Clicque”)	165,498	90,272
Due to Tila Network Limited (“Tila Network”)	18,518	19,478
Due to Porta Network Inc. (“Porta Network”)	5,466	5,734
Due (from) to Mr. Song Dai (“Mr. Song”)	–	12,014
	$4,718,605	$4,035,596

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Mr. Song is the director and major shareholder of the Company, and he is also the major shareholder of Porta Capital, Bru Haas (B), Bru Haas, Tila Network, and Porta Network. Amount due to these related companies are those trade and nontrade payables arising from transactions between the Company and the related companies, such as advances made by the related companies on behalf of the Company, and advances made by the Company on behalf of the related companies. Those advances are unsecured, non-interest bearing and have no fixed terms of repayment.

The advances to Mr. Song is mainly for working capital purpose. The advances are unsecured, non-interest bearing and have no fixed terms of repayment.

		Six months ended June 30,
		2022	2021
Nature of transactions with related parties
Online sales income from Bru Haas		$–	$1,178

Research and development consulting fee to related parties:
- Porta Capital	(a)	$18,066	$18,106

Consultancy fee to related parties
- Clicque	(b)	$81,948	$–

Rent expense of Matchroom platform server to related parties:
- Porta Capital	(c)	$65,800	$51,752
- Bru Haas (B)	(d)	120,615	–
Total		$186,415	$51,752

Network Bandwidth expense to Bru Haas (B)	(e)	$107,503	$88,295

Both platform server rent expense and network bandwidth expense are recorded in the cost of revenue.

(a) The Company entered a consultancy service agreement with Porta Capital for a fixed period of 56 months commenced from May 1, 2017. The consultancy service fee is $3,000 per month and the agreement was renewed for another fixed period of 21 months from April 1 2022 with $3,000 per month.

(b) The Company entered two separate consultancy service agreements with Clicque for a fixed period of 36 months each commenced from June 1, 2021 and December 1, 2021. The consultancy service fees are RM 40,000 (equivalent to approximately $9,700) per month and RM 15,000 (equivalent to approximately $3,600) per month, respectively.

(c) The Company entered a platform server rental agreement with Porta Capital for a fixed period of 60 months commenced from March 1, 2021. The rent is $9,500 per month.

(d) The Company entered a platform server rental agreement with Bru Haas (B) for a fixed period of 60 months commenced from July 1, 2021. The rent is $20,000 per month.

(e) The Company entered a network bandwidth rental agreement with Bru Haas (B) for a fixed period of 12 months commenced from January 1, 2022. The rent is $18,000 per month.

During the six months ended June 30, 2022 and 2021, the Company utilized space on a rent-free basis in the office located at Unit 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia which is owned by Mr. Song. The fair market value of the rent is RM1,800 per month.

20

11.	CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)	Major customers

For the six months ended June 30, 2022, the individual customer who accounts for 10% or more of the Company’s revenues and its outstanding receivable balances as at period-end dates, are presented as follows:

	Six months ended June 30, 2022			June 30, 2022
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A:	$45,083	70%	Total:	$31,311

For the six months ended June 30, 2021, the individual customer who accounts for 10% or more of the Company’s revenues and its outstanding receivable balances as at June 30, 2021, are presented as follows:

	Six months ended June 30, 2021			June 30, 2021
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$10,320	36%		$6,932
Customer B	3,082	11%		3,041
Customer C	2,994	11%		4,591

Total:	$16,396	58%	Total:	$14,564

For the three months ended June 30, 2022, the individual customer who accounts for 10% or more of the Company’s revenues and its outstanding receivable balances as at period-end dates, are presented as follows:

	Three months ended June 30, 2022			June 30, 2022
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$29,795	70%		$31,311
Customer E	4,360	10%		–

Total	$34,155	80%	Total:	$31,311

21

For the three months ended June 30, 2021, the individual customer who accounts for 10% or more of the Company’s revenues and its outstanding receivable balances as at June 30, 2021, are presented as follows:

	Three months ended June 30, 2021			June 30, 2021
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$5,152	34%		$6,932
Customer B	3,082	21%		3,041
Customer C	2,198	15%		–
Customer D	1,491	10%		4,591

Total:	$11,923	80%	Total:	$14,564

(b)	Economic and political risk

The Company’s major operations are conducted in Malaysia. Accordingly, the political, economic, and legal environments in Malaysia, as well as the general state of Malaysia’s economy may influence the Company’s business, financial condition, and results of operations.

(c)	Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore, there is a possibility that the Company could post the same amount of profit for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of MYR converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

(d)	Concentration of credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company maintains cash with various financial institutions in Malaysia. Cash   are maintained with high credit quality institutions, the composition and maturities of which are regularly monitored by management. The Perbadanan Insurans Deposit Malaysia (“PIDM”) pays compensation up to a limit of RM250,000   if the bank with which an individual/a company hold its eligible deposit fails. At June 30, 2022 and December 31, 2021, the Company did not have deposit funds that exceeded the insured limits in Malaysia.

12.	COMMITMENTS AND CONTINGENCIES

The Company from time to time may be involved in legal proceedings and disputes arising in the normal course of business. The Company believes that there are no material claims or actions pending or threatened against the Company.

On April 28, 2021, the Company entered into a financial advisory agreement, (“the agreement”) with Maxim Group, LLC (“Maxim”), a leading full-service investment banking, securities and wealth management firm, pursuant to which Maxim will provide certain advisory services including strategic corporate planning, capitalization, and marketing. Additionally, Maxim, will advise the Company with respect to its objective to list on a national securities exchange.  As consideration for Maxim’s services pursuant to the agreement, the Company agreed to issue restricted shares of the Company’s common stock to Maxim equal to 2% of the outstanding shares of the Company’s Common Stock. As mentioned in Note 7, the Company issued 1,403,973 restricted shares, 1% of the outstanding shares of the common stock, upon execution of the agreement. Under the terms of the agreement, the Company is committed to issue additional restricted shares of 1% of the outstanding shares of its common stock upon a successful listing of the Company’s common stock to a national exchange (NASDAQ or NYSE).

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On October 6, 2021, the Company entered into an agreement, (“the Purchase Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”, “the Investor”), in which the Company has the right, but not the obligation, to direct Lincoln Park to purchase up to $15,000,000 of common stock, in increments of 100,000 shares, subject to certain limitations and adjustments noted in the Purchase Agreement.  As consideration for Lincoln Park’s irrevocable commitment to purchase shares of the Company’s Common Stock upon the terms of and subject to satisfaction of the conditions set forth in the Purchase Agreement, the Company agreed to issue 1,003,378 shares of its Common Stock to Lincoln Park as commitment shares, and up to 1,003,378 additional shares of Common Stock on a pro rata basis as Lincoln Park purchases up to its $15,000,000 total aggregate dollar amount purchase commitment under the Purchase Agreement.  The right of the Company to commence sales under the purchase agreement is subject to the satisfaction of certain conditions including but not limited to a Registration Statement covering the resale of the shares being declared effective under the Securities Act by the SEC, and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC.  As mentioned in Note 7, on October 21, 2021, the Company issued the 1,003,378 initial commitment shares.   As of the date of these financial statements, the Company has not filed the Registration Statement pursuant to this Purchase Agreement. The Purchase Agreement prohibits the Company from directing Lincoln Park to purchase any shares of the Company’s common stock if those shares, when aggregated with all other shares of common stock then beneficially owned by Lincoln Park (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder), would result in Lincoln Park beneficially owning more than 4.99% of the outstanding shares of the Company’s common stock.

The Company entered several commitment agreements with related parties, see Note 10.

23

ITEM 2 Management’s Discussion and Analysis of Financial Condition and Results of Operations

Disclaimer Regarding Forward Looking Statements

Our Management’s Discussion and Analysis or Plan of Operations contains not only statements that are historical facts, but also statements that are forward-looking. Forward-looking statements are, by their very nature, uncertain and risky. These risks and uncertainties include international, national and local general economic and market conditions; demographic changes; our ability to sustain, manage, or forecast growth; our ability to successfully make and integrate acquisitions; raw material costs and availability; new product development and introduction; existing government regulations and changes in, or the failure to comply with, government regulations; adverse publicity; competition; the loss of significant customers or suppliers; fluctuations and difficulty in forecasting operating results; changes in business strategy or development plans; business disruptions; the ability to attract and retain qualified personnel; the ability to protect technology; and other risks that might be detailed from time to time in our filings with the Securities and Exchange Commission.

Although the forward-looking statements in this Quarterly Report reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by them. Consequently, and because forward-looking statements are inherently subject to risks and uncertainties, the actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. You are urged to carefully review and consider the various disclosures made by us in this report and in our other reports as we attempt to advise interested parties of the risks and factors that may affect our business, financial condition, and results of operations and prospects.

Company Overview

The following discussion should be read in conjunction with the interim unaudited condensed consolidated financial statements and the notes thereto, which are set forth in Item 1 of this report.

The Company operates within the Esports industry and derives revenue from esports tournament management and team services. The Company offers tournament management services to their customers, whereby they are engaged to provide the service of managing and hosting a tournament of the customer’s choice. The Company provides the required manpower and skills to host and manage an esports tournament on their own Matchroom.net platform or on the platform of the customer. Apart from hosting the tournaments of other customers, the Company also hosts and managed their own internally held tournaments. The Company will obtain sponsorship agreements with other third-party entities whereby the Company commits to deliver certain sponsor and promotional services in exchange for consideration.

COVID-19

As discussed in more detail throughout this Quarterly Report on Form 10-Q for the six months ended June 30, 2022 (this “Quarterly Report”), we have experienced business disruptions resulting from efforts to contain the rapid spread of the novel coronavirus (“COVID-19”), including the vast mandated self-quarantines of customers and closures of non-essential business throughout the United States and internationally.

The COVID-19 pandemic has adversely impacted global commercial activity, disrupted supply chains and contributed to significant volatility in financial markets. From March 2020, the Malaysian Prime Minister has issued a number of Movement Control Orders (MCO), which reduced movement within Malaysia and cancelled to various extents all non-essential travel and limited travel from outsiders deemed as non-essential. The MCO remains in place to date.

In the second quarter of 2022, the COVID-19 pandemic continues to adversely impact many different industries. The ongoing COVID-19 pandemic could have a continued material adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the extent and the duration of the impact of COVID-19. The COVID-19 pandemic therefore presents material uncertainty and risk with respect to us and our performance and could materially affect our financial results in an adverse way.

24

We expect the evolving COVID-19 pandemic to continue to have an adverse impact on our business and results of operations, as the ongoing pandemic is likely to continue to depress economic activity and reduce the demand for our products and services, as well as disrupt supply chains. Although the duration and severity of the COVID-19 pandemic, and resulting economic impacts, remain uncertain, we expect that our business operations and results of operations, will be adversely impacted through 2022, and possibly longer.

In these challenging and unprecedented times, management is taking all necessary and appropriate action to maximize liquidity as the Company navigates the current landscape. These actions include significantly reducing operating expenses and the elimination of all non-essential spending and capital expenditures.

Going concern

The accompanying unaudited condensed consolidated financial statements have been prepared using the going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company has determined that certain factors raise substantial doubt about its ability to continue as a going concern for a least one year from the date of issuance of these unaudited condensed consolidated financial statements.

As of June 30, 2022, the Company had $2,313 in cash, working capital deficit of $5,987,796 and accumulated deficit of $9,102,221. The Company incurred a continuous loss of $1,267,515 during the six months ended June 30, 2022. The Company believes that its current level of cash are not sufficient to fund its operations and obligations without additional financing. In addition, with respect to the ongoing and evolving coronavirus (COVID-19) outbreak, which was designated as a pandemic by the World Health Organization on March 11, 2020, the outbreak has caused substantial disruption in international economies and global trades and if repercussions of the outbreak are prolonged, could have a significant adverse impact on the Company’s business.

The continuation of the Company as a going concern through the next twelve months is dependent upon the continued financial support from its stockholders and related parties. The Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations for one year from the date of the filing of the unaudited condensed consolidated financial statements.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These unaudited condensed consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

Overview and Outlook

The following comparative analysis on results of operations was based primarily on the comparative unaudited condensed consolidated financial statements, footnotes and related information for the periods identified below and should be read in conjunction with the unaudited condensed consolidated financial statements and the notes to those statements that are included elsewhere in this report.

Three months ended June 30, 2022, compared to the three months ended June 30, 2021

For the three months ended June 30, 2022 and 2021, the following customers accounted for 10% or more of our total net revenues and its outstanding accounts receivable as of June 30, 2022 and 2021:

	Three months ended June 30, 2022			June 30, 2022
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$29,795	70%		$31,311
Customer E	4,360	10%		–

Total:	$34,155	80%	Total:	$31,311

25

	Three months ended June 30, 2021			June 30, 2021
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$5,152	34%		$6,932
Customer B	3,082	21%		3,041
Customer C	2,198	15%		–
Customer D	1,491	10%		4,591

Total:	$11,923	80%	Total:	$14,564

All of our major customers are located in Malaysia, India and Philippines

Revenue increased by 184.4% to $42,552 for the three months ended June 30, 2022, from $14,964 for the three months ended June 30, 2021. The increase in revenue is mainly attributed by our white label project entered with Smart Communications, Inc., a large telecommunication provider in the Philippines and revenue of matchroom Mini-app solutions.

Cost of revenue increased by 87.3% to $215,749 for the three months ended June 30, 2022, from $115,196 for the three months ended June 30, 2021. The increase in cost of revenue is due to the increase in the rental of platform server cost, network bandwidth cost, amortization of capitalized development costs and direct labor costs incurred during the period.

General and administrative expenses increased by 51.1% to $437,185 for the three months ended June 30, 2022, from $289,400 for the three months ended June 30, 2021. The increase in general and administrative expenses is mainly attributable from the increase in exhibition expenses, company and secretarial expenses, depreciation on right-of-use assets and telecommunication expenses.

Net loss increased 52.9% to $609,100 for the three months ended June 30, 2022, from net loss of $398,275 for the three months ended June 30, 2021. The increase in net loss is mainly attributed from the increase in general and administrative expenses and cost of revenue.

 Six months ended June 30, 2022, compared to the six months ended June 30, 2021

 For the six months ended June 30, 2022 and 2021, the following customers accounted for 10% or more of our total net revenues and its outstanding accounts receivable as of June 30, 2022 and 2021:

	Six months ended June 30, 2022			June 30, 2022
Customers	Revenues	Percentage of revenues		Accounts receivable

	$45,083	70%	Total:	$31,311

	Six months ended June 30, 2021			June 30, 2021
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$10,320	36%		$6,932
Customer B	3,082	11%		3,041
Customer C	2,994	11%		4,591

Total:	$16,396	58%	Total:	$14,564

26

All of our major customers are located in Malaysia, India and Philippines

Revenue increased by 127.9% to $64,861 for the six months ended June 30, 2022, from $28,466 for the six months ended June 30, 2021. The increase in revenue is mainly attributed by our new white label project entered with Smart Communications, Inc., a large telecommunication provider in the Philippines and revenue of matchroom Mini-app solutions.

Cost of revenue increased by 80.9% to $369,945 for the six months ended June 30, 2022, from $204,550 for the six months ended June 30, 2021. The increase in cost of revenue is due to the increase in the rental of platform server cost, network bandwidth cost, amortization of capitalized development costs and direct labor costs incurred during the period.

General and administrative expenses increased by 87.0% to $954,793 for the six months ended June 30, 2022, from $510,593 for the six months ended June 30, 2021. The increase in general and administrative expenses is mainly attributable from the increase in exhibition expenses, company and secretarial expenses, depreciation on right-of-use assets, telecommunication expenses and investor relations fee.

Net loss increased 80.0% to $1,267,515 for the six months ended June 30, 2022, from net loss of $704,277 for the six months ended June 30, 2021. The increase in net loss is mainly attributed from the increase in general and administrative expenses and cost of revenue.

Liquidity and Capital Resources

As of June 30, 2022, we had cash of $2,313, accounts receivable of $35,230, deposit and other receivables of $26,533. Such cash amount and other sources of liquidity are not sufficient to support our operation in the next twelve months. The Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations. In the absence of such financing, our business will likely fail.

	Six Months Ended June 30
	2022	2021
Net cash used in operating activities	$(780,958)	$(578,159)
Net cash used in investing activities	$(164,109)	$(149,395)
Net cash generated from financing activities	$928,121	$699,587

Net Cash Used In Operating Activities

For the six months ended June 30, 2022, net cash used in operating activities was $780,958, which consisted primarily of a net loss of $1,267,515, a gain on disposal of subsidiaries of $10,239, an increase in deposit and other receivables of $2,892, an increase in accounts receivable of $16,984, a decrease in operating lease liabilities of $2,467, and offset by depreciation on plant and equipment of $17,941, right of use amortization of $2,483, an increase in accrued liabilities and other payables of $12,493, an increase in accrued compensation payable to officers and directors of $40,763, increase in accounts payable of 110,809 and an increase in deferred revenue of $271,273.

For the six months ended June 30, 2021, net cash used in operating activities was $578,159, which consisted primarily of a net loss of $704,277, an increase in deposit and receivables of $6,326, a decrease in accrued liabilities and other payables of $10,262, a decrease in operating lease liabilities of $2,593 and offset by depreciation on plant and equipment of $5,087, amortization on intangible assets of $89,922, right of use amortization of $2,545, a decrease in accounts receivable of $5,130, an increase in accounts payable of $118, an increase in accrued compensation payable to officers and directors of $42,497.

We expect to continue to rely on cash generated through financing from our existing shareholders and private placements of our securities, to finance our operations and future acquisitions.

27

Net Cash Used In Investing Activities.

For the six months ended June 30, 2022 and 2021, net cash used in investing activities was $164,109 and $149,395, respectively which consisted primarily of capitalization of software platform costs and purchase of plant and equipment.

Net Cash Generated From Financing Activities.

For the six months ended June 30, 2022 and 2021, net cash provided by financing activities was $928,121 and $699,587, respectively which consisted primarily of advances from related parties.

Off-Balance Sheet Arrangements

We have not entered any financial guarantees or other commitments to guarantee the payment obligations of any third parties. In addition, we have not entered any derivative contracts that are indexed to our own shares and classified as shareholders’ equity, or that are not reflected in our consolidated financial statements. Furthermore, we do not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity, or market risk support to such entity. Moreover, we do not have any variable interest in an unconsolidated entity that provides financing, liquidity, market risk or credit support to us or engages in leasing, hedging or research and development services with us.

Critical Accounting Policies and Estimates

The preparation of unaudited condensed consolidated financial statements requires management to make estimates and assumptions that impact amounts reported therein. On a regular basis, we evaluate these estimates. These estimates are based on management’s historical industry experience and on various other assumptions that are believed to be reasonable under the circumstances. Actual results may differ from these estimates.

For a description of the accounting policies that, in management’s opinion, involve the most significant application of judgment or involve complex estimation and which could, if different judgment or estimates were made, materially affect our reported financial position, results of operations, or cash flows, see the notes to consolidated financial statements included in the Form 10-K for the year ended December 31, 2021, as well as Note 3 to our unaudited condensed consolidated financial statements for the six months ended June 30, 2022.

During the six months ended June 30, 2022, there were no significant changes in our accounting policies and estimates to our unaudited condensed consolidated financial statements.

ITEM 3 Quantitative and Qualitative Disclosures About Market Risk

As a smaller reporting company, we are not required to provide the information required by this Item.

ITEM 4 Controls and Procedures

We maintain disclosure controls and procedures, as defined in Rule 13a-15(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), that are designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure. We carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures. Based on the evaluation of these disclosure controls and procedures, the Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were not effective as of June 30, 2022 and there have been no changes for the six months ended June 30, 2022.

28

Remediation Plan

Management has implemented remediation steps to improve our internal control over financial reporting. Specifically, we are expanding and remediating our review process for revenue related transactions and contracts with our customers and ASC 606. We plan to further improve this process by enhancing access to accounting literature, identification of third-party professionals with whom to consult regarding complex accounting applications and consideration of additional staff with the requisite experience and training to supplement existing accounting professionals.

Changes in Internal Controls over Financial Reporting

There have been no changes in the Company's internal control over financial reporting during the last quarterly period covered by this report that have materially affected, and therefore has no significant impact on the company’s financial report nor internal control.

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PART II – OTHER INFORMATION

ITEM 1 Legal Proceedings

As of the date of this quarterly report on Form 10-Q, we are not involved in any pending legal proceedings that we believe we would likely, individually or in the aggregate, to have a material adverse effect on our financial condition or results of operations.

ITEM 1A Risk Factors

As a smaller reporting company, we are not required to provide the information required by this Item.

ITEM 2 Unregistered Sales of Equity Securities and Use of Proceeds

During the six months ended June 30, 2022, we did not issue any unregistered securities:

ITEM 3 Defaults Upon Senior Securities

There have been no events which are required to be reported under this Item.

ITEM 4 Mine Safety Disclosures

There have been no events which are required to be reported under this Item.

ITEM 5 Other Information

There is no other information for this period.

ITEM 6 Exhibits

31.1*	Rule 13a-14(a)/15d-14(a) Certification of Chief Executive Officer.
31.2*	Rule 13a-14(a)/15d-14(a) Certification of Chief Accounting Officer.
32.1*	Section 1350 Certification of Chief Executive Officer.
32.2*	Section 1350 Certification of Chief Accounting Officer.
101.INS*	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document)
101.SCH*	Inline XBRL Taxonomy Extension Schema Document
101.CAL*	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104*	Cover Page Interactive Data File (formatted in IXBRL, and included in exhibit 101).

*filed herewith

30

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Leet Technology Inc.

Dated: August 11, 2022	/s/ Ding Jung LONG
Chief Executive Officer

Dated: August 11, 2022	/s/ Kamal Hamidon
Chief Financial Officer and Principal Accounting Officer

31

EXHIBIT 31.1

CERTIFICATION PURSUANT TO

18 U.S.C. ss 1350, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ding Jung LONG, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Leet Technology Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.	The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: August 11, 2022

/s/ Ding Jung LONG
Ding Jung LONG
Chief Executive Officer
(Principal Executive Officer)

32

EXHIBIT 31.2

CERTIFICATION PURSUANT TO 18 U.S.C. ss 1350, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Kamal Hamidon, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Leet Technology Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.	The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: August 11, 2022

/s/ Kamal Hamidon
Kamal Hamidon
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

33

EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ding Jung LONG, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q of Leet Technology Inc. for the period ended June 30, 2022 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Leet Technology Inc.

Dated: August 11, 2022	/s/ Ding Jung LONG
Ding Jung LONG
Chief Executive Officer (Principal Executive Officer)
Leet Technology Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Leet Technology Inc. and will be retained by Leet Technology Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kamal Hamidon, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q of Leet Technology Inc. for the period ended June 30, 2022 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Leet Technology Inc.

Dated: August 11, 2022	/s/ Kamal Hamidon
Kamal Hamidon
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Leet Technology Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Leet Technology Inc. and will be retained by Leet Technology Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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